[front cover]

October 31, 2000

AMERICAN CENTURY
Annual Report

Select
Heritage
Growth

[graphic of runners]
[graphic of person looking at computer screen]

                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American   Century' s reports to shareholders have  been  awarded  the
Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

SELECT
(TWCIX)
--------------------------

HERITAGE
(TWHIX)
--------------------------

GROWTH
(TWCGX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and  James E. Stowers III}
James E. Stowers, Jr., standing, with  James E. Stowers III

     The year covered in this report was among the more remarkable in the market's recent history. Investors witnessed a stunning advance during the first half, followed by a swift and dramatic retreat from record-breaking heights. The reversal was the result of a convergence of several factors, among them concern about a slowing economy, rising interest rates and richly priced technology stocks. As our portfolio managers discuss in their investment reviews, we believe that stock prices ultimately depend on earnings, and our growth funds steadfastly follow a disciplined approach to find successful, growing companies. We believe investors in our growth funds are best served by that philosophy, no matter how volatile the market.

     Turning to corporate matters, we are pleased to announce that senior vice president and lead portfolio manager C. Kim Goodwin has been named co-chief investment officer for American Century's domestic growth equity discipline. An investment professional with 13 years of portfolio management experience, Goodwin shares this chief investment officer position with Jim Stowers III. She will continue to serve on the investment team for American Century Growth, a fund she's co- managed since 1997.

     In her new role, Goodwin manages the teams responsible for the Growth, Select, Ultra, Vista, Giftrust, Heritage, New Opportunities, Life Sciences and Technology funds. She also joins the Investment Oversight Committee, a group of senior executives who monitor the performance of the company's equity and fixed income disciplines.

     In other corporate news, we chose to share the chairman of the board responsibilities and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for Ultra and Veedot Funds.

     We appreciate your continued confidence in American Century.

Sincerely,
/signature/                           /signature/
James E. Stowers, Jr.                 James E. Stowers III
Founder and Chairman                  Co-Chairman of the Board

[right margin]

TABLE OF CONTENTS

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
SELECT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
HERITAGE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
GROWTH
   Performance Information ................................................   18
   Management Q&A .........................................................   19
   Schedule of Investments ................................................   22
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   24
   Statement of Operations ................................................   25
   Statement of Changes
      in Net Assets .......................................................   26
   Notes to Financial
      Statements ..........................................................   27
   Financial Highlights ...................................................   31
   Independent Auditors'
      Report ..............................................................   40
   Proxy Voting Results ...................................................   41
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   42
   Background Information
      Investment Philosophy
         and Policies .....................................................   43
      Comparative Indices .................................................   43
      Portfolio Managers ..................................................   43
   Glossary ...............................................................   44


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* 2000 has presented investors with two very different stock markets. Until March 10, investors seemed interested only in "TMT" stocks--those of technology, media, and telecommunications companies. Nasdaq sprinted ahead 24%, buoyed by corporate technology spending, a wave of foreign money moving into U.S. stocks, and investor enthusiasm for any company with a ".com" at the end of its name.

* Since then, investors have been painfully reminded that earnings matter. Equity valuations across technology have fallen, as evidenced by the Nasdaq's 33% decline from its March high. A newfound focus on valuations and earnings has resulted in a broadening of the market across company size, style, and sector. That broadening, though, has been accompanied by rising volatility.

SELECT

* Select returned 7.64% for the year ended October 31, 2000, outperforming its benchmark, the S&P 500 Index, which gained 6.09%.

* The year was turbulent for large-cap growth funds. Volatility in the technology sector, which accounts for approximately 30% of Select's investments, was especially acute over the last half of the period.

* Despite tech volatility, the fund's holdings in Internet communications equipment manufacturers and producers of data storage hardware contributed to performance. Select also got a boost from its health care investments.

* Performance was restrained by individual holdings such as AT&T and Procter & Gamble and by companies caught in the technology correction.

HERITAGE

* Heritage gained 62.61% for the year, nearly doubling the performance of its benchmark, the S&P MidCap 400 Index, which returned 31.65%.

* Disappointed small- and large-cap investors moved into the mid-cap space where they found attractive companies with stable business models and the ability to produce consistent earnings.

* Good stock selection and timely decisions on industry weightings drove Heritage's performance. Before the technology correction, the fund reduced its tech position and increased its stakes in defensive oil services, health care and financial stocks.

* Heritage was held back by a few technology and telecommunications equipment holdings.

GROWTH

* Growth posted an 11.49% return for the period, outperforming its benchmark, the Russell 1000 Growth Index, which gained 9.33%. The fund also outpaced the S&P 500 Index, which returned 6.09%.

* Early in the reporting period, Growth thrived in an environment where investors preferred technology stocks and little else. In mid-March, investors savaged technology and then remained extremely sensitive to earnings shortfalls.

* A tilt toward "enabler" companies -- firms whose products or services are essential to the success of technology firms -- helped the fund weather the technology storm. Property and casualty insurance providers also boosted performance.

* Telecommunications firms -- particularly those with wireless capabilities -- dampened Growth's return.

[left margin]

                                   SELECT(1)
                                    (TWCIX)
       TOTAL RETURNS:                                     AS OF 10/31/00
          6 Months .......................................  -1.92%(2)
          1 Year .........................................   7.64%
       INCEPTION DATE:                                      6/30/71(3)
       NET ASSETS:                                        $7.4 billion(4)

                                  HERITAGE(1)
                                    (TWHIX)
       TOTAL RETURNS:                                     AS OF 10/31/00
          6 Months .......................................   12.22%(2)
          1 Year .........................................   62.61%
       INCEPTION DATE:                                      11/10/87
       NET ASSETS:                                        $2.0 billion(4)

                                   GROWTH(1)
                                    (TWCGX)
       TOTAL RETURNS:                                     AS OF 10/31/00
          6 Months .......................................  -7.85%(2)
          1 Year .........................................  11.49%
       INCEPTION DATE:                                      6/30/71(3)
       NET ASSETS:                                        $9.7 billion(4)

(1)    Investor Class.

(2)    Not annualized.

(3) Although the original inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment practices.

(4)    Includes Investor, Advisor, and Institutional classes.


Investment terms are defined in the Glossary on pages 44-45.


 2      1-800-345-2021


Market Perspective from James E. Stowers III and C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin and James E. Stowers III}
C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities

     2000 has challenged equity investors with two very different stock markets. Until March 10, we had what amounted to a one-sector economy as investors heard only the siren song of technology. The Nasdaq sprinted ahead 24%, buoyed by corporate tech spending, a continuing flood of foreign money attracted by a strong U.S. economy, and what could only be called a speculative bubble. Many said we had crossed into a new economy, one highlighted by technology, media, and telecommunications firms. If you had anything to do with the Internet, no price was too high for your shares. Earnings didn't seem to matter either in this new era. You could succeed simply by putting ".com" at the end of your name.

     But bubbles puncture easily. In the face of rising short-term interest rates, skyrocketing energy costs, and a weak euro, the economy and corporate earnings began to slow. From mid-March forward, investors have been reminded that earnings do matter, and it's been a punishing lesson. Equity valuations have fallen, as evidenced by the Nasdaq's more than 33% tumble from its March high--a decline more severe than its drop, as well as those of the Dow Jones Industrial Average, the S&P 500 or the NYSE Composite, during the October 1987 market crash.

     A newfound focus on valuation and earnings has resulted in a broadening of the market across company size, style, and sector. Albeit modestly, smaller companies have outperformed larger companies year-to-date. In addition, value equities have outperformed growth equities so far in 2000 for the first time in six calendar years. Finally, since mid-year, twice as many sectors of the S&P 500 have outperformed the index than in the previous 18 months.

     The trade-off to the market's broadening might be the perpetuation of rising volatility--volatility in the S&P 500 and Nasdaq that is almost twice and more than three times their historical averages, respectively. Combine nearly instant dissemination of information, declining commission costs, recent regulations regarding the flow of information and more than $1.7 trillion in 401(k) and other investor-controlled assets, and you have a recipe for "ready, fire, aim" investing.

     All of this, we think, puts us in a market where the best results will be earned by investors who can identify companies that can sustain their growth. This is the foundation of the investment strategy that drives our domestic growth equity funds.

[right margin]

"A NEWFOUND FOCUS ON VALUATION AND EARNINGS HAS RESULTED IN A BROADENING OF THE MARKET ACROSS COMPANY SIZE, STYLE, AND SECTOR."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

S&P 500            6.09%
S&P MIDCAP 400    31.65%
RUSSELL 2000      17.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

[line chart - data below]

               S&P 500     S&P Mid-Cap 400    Russell 2000
10/31/1999      $1.00         $1.00               $1.00
11/30/1999      $1.02         $1.05               $1.06
12/31/1999      $1.08         $1.12               $1.18
 1/31/2000      $1.03         $1.08               $1.16
 2/29/2000      $1.01         $1.16               $1.35
 3/31/2000      $1.11         $1.26               $1.26
 4/30/2000      $1.07         $1.21               $1.19
 5/31/2000      $1.05         $1.20               $1.12
 6/30/2000      $1.08         $1.22               $1.22
 7/31/2000      $1.06         $1.23               $1.18
 8/31/2000      $1.12         $1.37               $1.27
 9/30/2000      $1.07         $1.36               $1.23
10/31/2000      $1.06         $1.32               $1.17

Value on 10/31/00

S&P 500           $1.06
S&P MIDCAP 400    $1.32
RUSSELL 2000      $1.17


                                                  www.americancentury.com   3


Select--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                     INVESTOR CLASS                 ADVISOR CLASS               INSTITUTIONAL CLASS
                 (INCEPTION 6/30/71)(1)          (INCEPTION 8/8/97)             (INCEPTION 3/13/97)

                 SELECT         S&P 500         SELECT        S&P 500           SELECT        S&P 500
6 MONTHS(2) .... -1.92%         -1.03%          -1.96%         -1.03%          -1.87%         -1.03%
1 YEAR .........  7.64%          6.09%           7.54%          6.09%           7.77%          6.09%
=======================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ 20.20%         17.60%          19.96%         17.60%          20.41%         17.60%
5 YEARS ........ 21.61%         21.67%             --             --              --              --
10 YEARS ....... 16.18%         19.44%             --             --              --              --
LIFE OF FUND ... 17.31%         13.48%          17.47%         14.98%          22.26%         19.41%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

See pages 42-45 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/00

S&P 500     $59,500
Select      $44,785

[line chart - data below]

                Select      S&P 500
10/31/1990      $10,000     $10,000
10/31/1991      $12,706     $13,350
10/31/1992      $12,931     $14,680
10/31/1993      $15,803     $16,873
10/31/1994      $14,638     $17,526
10/31/1995      $16,837     $22,160
10/31/1996      $20,164     $27,500
10/31/1997      $25,787     $36,330
10/31/1998      $31,708     $44,319
10/31/1999      $41,608     $55,696
10/31/2000      $44,785     $59,088


The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

[bar chart - data below]

                Select         S&P 500
10/31/1991      27.05%          33.50%
10/31/1992       1.76%           9.93%
10/31/1993      22.20%          14.89%
10/31/1994      -7.37%           3.87%
10/31/1995      15.02%          26.36%
10/31/1996      19.76%          24.03%
10/31/1997      27.89%          32.10%
10/31/1998      22.96%          21.96%
10/31/1999      31.22%          25.67%
10/31/2000       7.64%           6.09%


 4      1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------

[photo of Kenneth Crawford and Jerry Sullivan]

     An interview with Kenneth Crawford and Jerry Sullivan, portfolio managers on the Select investment team.

HOW DID SELECT PERFORM DURING THE  FISCAL YEAR?

     Select posted a 7.64% return for the year ended October 31, 2000.* It outperformed its benchmark, the Standard & Poor's 500 Index, which gained 6.09%.

     Looking longer-term, on an annualized basis Select has outperformed its benchmark 20.20% to 17.60% over the past three years. The fund's five-year annualized return of 21.61% is in line with the S&P 500's 21.67% figure.

     In general, the last 12 months have been turbulent for growth funds investing in larger businesses. To begin with, after having led the market for some time, large companies entered the fiscal year richly priced, which prompted investors to seek out more attractive values at the other end of the capitalization range. In addition, at least until early March, investors wanted high-octane technology stocks and little else, which also drew them to smaller companies. During the summer, increasing signs of a slowing economy and a declining European currency made it difficult for large-cap growth stocks to gain much traction.

     Volatility in the technology sector (which accounts for approximately 30% of Select's investments) was especially acute over the last half of the period as investors re-calibrated tech-company growth rates to lower levels. September and October were particularly difficult, with the market mercilessly punishing companies that dared to pare their earnings estimates by even a penny.

HOW DID YOUR TECHNOLOGY HOLDINGS FARE?

     It was sometimes difficult to navigate through the volatility, but we stuck with strong businesses that provide communications equipment, computer hardware and software, and other products associated with the Internet.

     One of our top contributors was Cisco Systems, the leading supplier of Internet communications equipment -- routers and switches that move data from point A to point B. The stock was swept-up in the volatility of the past six months as Cisco's customers decreased their capital spending in response to a cooling economy. We believed Cisco's dominant market position would prevail and held on to the stock.

     Another area that worked well for us was data storage. We continue to see the proliferation of storage requirements among businesses. In addition, society in general is becoming more digitized. For example, hospitals and other institutions are increasingly relying on digital images, and consumers are developing an appetite for digital photos and video. The fact that EMC is the world's leading provider of high-end storage hardware is reflected in its performance as Select's top contributor for the year.

     In April, we described our investments in companies that manufacture fiber-optic equipment and components. This area had experienced tremendous growth as telecommunication companies upgrade their networks to handle increasing Internet traffic. Fiber-optics manufacturers performed well until late October, when industry bellwether

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"...WE STUCK WITH STRONG BUSINESSES THAT PROVIDE COMMUNICATIONS EQUIPMENT, COMPUTER HARDWARE AND SOFTWARE, AND OTHER PRODUCTS ASSOCIATED WITH THE INTERNET."

PORTFOLIO AT A GLANCE
                                                10/31/00          10/31/99
NO. OF COMPANIES                                  89                89
P/E RATIO                                        37.4              38.1
MEDIAN MARKET                                    $56.7            $59.2
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $155              $142
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                                67%              130%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 44-45.


                                                www.americancentury.com      5


Select--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

Nortel Networks reported lower-than-expected third-quarter sales. There were also signs that telecommunications service companies would be decreasing their capital spending in 2001. While we believe the long-term fiber-optic growth story is intact, we have significantly reduced our stake in this area because of its near-term earnings risk.

WHAT OTHER SECTORS OR HOLDINGS  CONTRIBUTED TO THE FUND'S PERFORMANCE?

     Our health care holdings, particularly pharmaceuticals, produced good results. A top performer was Warner-Lambert, creator of the successful cholesterol drug Lipitor. We owned a fairly large and profitable position in the company at the beginning of the year. The stock received a substantial boost when Pfizer, the world's largest drug maker, bought the company in June. Our holdings in medical product manufacturers Medtronic and Abbott Laboratories also performed well.

     Select's largest holding, General Electric, has posted three phenomenal earnings quarters in a row. Huge conglomerates like GE typically have difficulty posting accelerating growth. However, this diversified company has done so with double-digit earnings growth from GE Capital, growth in its power and medical businesses, and a widespread quality improvement initiative. We believe GE's growth story remains optimistic, but we'll watch the stock carefully in light of GE's acquisition of Honeywell International and CEO Jack Welch's scheduled retirement in 2001.

     American International Group (AIG), another top-ten holding, was a strong performer for the year, especially during the last six months. AIG is a leading international insurance and financial services organization and the largest underwriter of property-casualty insurance in the United States. The insurance industry has struggled in recent years due to excess capacity and poor pricing power. This year, the slowing economy put the spotlight back on companies like AIG -- firms strong enough to restore rational pricing and improve overall margins.

WHICH SECTORS OR HOLDINGS WERE DISAPPOINTING?

     Microsoft was the fund's weakest performer. Its shares suffered under the Justice Department's antitrust investigation and subsequent proposal to break up the company, and from disappointing second- and third-quarter earnings. Nevertheless, we cannot ignore Microsoft's position as the world's leading computer software maker, and we continue to have confidence in its long-term prospects.

     Select's position in AT&T also detracted from performance. The price war among long-distance providers hurt revenues for the industry as a whole. In addition, investors were taken aback by AT&T's decision to split its businesses into four companies. We sold our position before the stock hit its lows.

     Rising oil and paper prices and the falling euro put household products maker Procter & Gamble in a profit squeeze. The company also is struggling from a new retailing model in which giant national outlets like Wal-Mart and Target have built up so much buying power that it's difficult for manufacturers like Procter & Gamble to pass on higher costs to consumers. We sold our position when the P&G no longer met our growth criteria.

[left margin]

TOP TEN HOLDINGS
                                                     % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/00             4/30/00
GENERAL ELECTRIC
     CO. (U.S.)                                 4.3%                 5.9%
CISCO SYSTEMS INC.                              3.5%                 4.8%
CITIGROUP INC.                                  3.4%                 2.4%
PFIZER, INC.                                    3.1%                 1.8%
EXXON MOBIL CORP.                               3.0%                 2.4%
SBC COMMUNICATIONS
     INC.                                       2.8%                 0.9%
AMERICAN INTERNATIONAL
     GROUP, INC.                                2.7%                 2.5%
MICROSOFT CORP.                                 2.6%                 2.7%
EMC CORP. (MASS.)                               2.6%                 1.6%
SUN MICROSYSTEMS, INC.                          2.2%                 1.8%

TOP FIVE INDUSTRIES
                                                     % OF FUND INVESTMENTS
                                                 AS OF              AS OF
                                               10/31/00            4/30/00
DRUGS                                           9.8%                 7.3%
FINANCIAL SERVICES                              8.1%                 7.9%
BANKS                                           7.4%                 5.3%
COMPUTER HARDWARE &
     BUSINESS MACHINES                          7.4%                 5.8%
ENERGY RESERVES
     & PRODUCTION                               5.9%                 5.0%


 6          1-800-345-2021


Select--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

HOW DID THE MARKET'S VOLATILITY AFFECT THE INVESTMENT PROCESS?

     One of the things we couldn't be in this market was reactive. If investors chased a rumor one day, it was sure to turn on them the next.

     Consider energy, a sector that experienced phenomenal volatility. The price of oil see-sawed, as one day crude oil supply numbers were up and the next day supplies were down; one day there was violence in the Middle East and the next day there were peace talks. Through all of this we saw oil companies earning record profits that they would eventually have to spend -- on developing more oil. This trend should benefit oil services firms, such as our Schlumberger and Transocean holdings.

WHAT AREAS ARE ATTRACTIVE TO YOU?

     For quite some time, we've been forced to invest in a narrow market, dominated by large companies in relatively few industries. We're now seeing a broader market, and are seeking good growth opportunities in areas that previously were ignored. The food and beverage industry is a good example. PepsiCo has been a positive performer for us. It has less international exposure than Coca-Cola, and is becoming less dependent on the competitive soft drink market and more reliant on its growing snack foods business.

     We're also looking for good earnings and revenue acceleration from grocery stores benefiting from that industry's consolidation. Kroger, for example, is effectively integrating recently-acquired food and drug retailer Fred Meyer, Inc., enabling the company to cut costs and increase sales a year ahead of schedule. Safeway continues to find what it calls "break-away strategies" that improve profit margins.

     During the period, we also increased our investments in financials, which are benefiting from a benign interest rate environment.

     In June, Select shareholders voted to lift a long-held requirement that 80% of the fund's assets be invested in stocks paying regular dividends. This broadens the range of investment opportunities for the fund because it allows us to focus on growth-oriented stocks and to consider companies that traditionally have not paid dividends.

WITHOUT MAKING ANY KIND OF PREDICTION, WHAT'S YOUR BEST THINKING ON SELECT AND THE MARKET AS YOU LOOK FORWARD?

     Corporate earnings growth is slowing, held back by a recent series of interest-rate increases, higher energy costs, and a weak European currency. In such a climate, the types of growth stocks we look for tend to become both scarcer and more valuable. As we have done in similar periods, we are letting our disciplined investment process guide us to individual companies that are continuing to show strong growth.

[right margin]

"ONE OF THE THINGS WE COULDN'T BE IN THIS MARKET WAS REACTIVE. IF INVESTORS CHASED A RUMOR ONE DAY, IT WAS SURE TO TURN ON THEM THE NEXT."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                        AS OF OCTOBER 31, 2000
o COMMON STOCKS AND FUTURES                                     96.0%
o TEMPORARY CASH INVESTMENTS                                     3.0%
o PREFERRED STOCKS                                               1.0%

[pie chart]

                                                          AS OF APRIL 30, 2000
o COMMON STOCKS AND FUTURES                                     96.0%
o TEMPORARY CASH INVESTMENTS                                     2.0%
o CONVERTIBLE PREFERRED STOCKS                                   1.0%
o CONVERTIBLE BONDS                                              1.0%

[pie chart]


                                                www.americancentury.com      7


Select--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS -- 93.5%

ALCOHOL -- 1.1%
                1,756,800  Anheuser-Busch Companies, Inc.                      $    80,374
                                                                               --------------

BANKS - 7.4%
                1,095,000  Bank of America Corp.                                    52,628
                2,194,500  Bank of New York Co., Inc. (The)                        126,321
                4,733,466  Citigroup Inc.                                          249,099
                2,511,000  Wells Fargo & Co.                                       116,291
                                                                               --------------
                                                                                   544,339
                                                                               --------------
CHEMICALS - 1.0%
                  743,900  Minnesota Mining & Manufacturing Co.                     71,879
                                                                               --------------
COMPUTER HARDWARE
& BUSINESS MACHINES - 7.4%
                   75,000  Brocade Communications Systems(1)                        17,053
                  775,000  Compaq Computer Corp.                                    23,568
                2,129,000  EMC Corp. (Mass.)(1)                                    189,614
                1,477,800  International Business Machines Corp.                   145,563
                1,486,400  Sun Microsystems, Inc.(1)                               164,758
                                                                               --------------
                                                                                   540,556
                                                                               --------------
COMPUTER SOFTWARE - 5.2%
                2,763,200  Microsoft Corp.(1)                                      190,401
                3,335,200  Oracle Corp.(1)                                         110,062
                  560,000  Veritas Software Corp.(1)                                78,960
                                                                               --------------
                                                                                   379,423
                                                                               --------------
DEPARTMENT STORES - 2.0%
                1,517,200  Target Corp.                                             41,913
                2,260,000  Wal-Mart Stores, Inc.                                   102,547
                                                                               --------------
                                                                                   144,460
                                                                               --------------
DRUGS - 9.8%
                1,475,000  American Home Products Corp.                             93,663
                  495,500  Amgen Inc.(1)                                            28,693
                1,594,100  Bristol-Myers Squibb Co.                                 97,140
                  746,000  Lilly (Eli) & Co.                                        66,674
                1,525,000  Merck & Co., Inc.                                       137,154
                5,318,875  Pfizer, Inc.                                            229,708
                1,365,000  Pharmacia Corp.                                          75,075
                                                                               --------------
                                                                                   728,107
                                                                               --------------
ELECTRICAL EQUIPMENT - 5.7%
                   95,000  Celestica Inc.(1)                                         6,828
                4,792,200  Cisco Systems Inc.(1)                                   258,179
                  269,500  JDS Uniphase Corp.(1)                                    21,956
                   70,000  Juniper Networks, Inc.(1)                                13,665
                  695,000  Motorola, Inc.                                           17,332
                1,271,000  Nortel Networks Corp.                                    57,831
                  875,000  Solectron Corp.(1)                                       38,500
                                                                               --------------
                                                                                   414,291
                                                                               --------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

ELECTRICAL UTILITIES - 0.8%
                  276,800  Calpine Corp.(1)                                    $    21,850
                1,000,000  Southern Co.                                             29,375
                  149,200  Southern Energy Inc.(1)                                   4,066
                                                                               --------------
                                                                                    55,291
                                                                               --------------
ENERGY RESERVES & PRODUCTION - 5.9%
                  365,900  Chevron Corp.                                            30,050
                  930,000  Enron Corp.                                              76,318
                2,444,599  Exxon Mobil Corp.                                       218,028
                1,882,500  Royal Dutch Petroleum Co.
                              New York Shares                                      111,773
                                                                               --------------
                                                                                   436,169
                                                                               --------------
ENTERTAINMENT - 0.9%
                1,889,200  Disney (Walt) Co.                                        67,657
                                                                               --------------
FINANCIAL SERVICES - 8.1%
                1,357,800  American Express Co.                                     81,468
                  575,400  Fannie Mae                                               44,306
                  710,000  Federal Home Loan Mortgage
                              Corporation                                           42,600
                5,689,400  General Electric Co. (U.S.)                             311,850
                  886,000  Marsh & McLennan Companies, Inc.                        115,845
                                                                               --------------
                                                                                   596,069
                                                                               --------------
FOOD & BEVERAGE - 2.3%
                  725,900  Coca-Cola Company (The)                                  43,826
                2,644,900  PepsiCo, Inc.                                           128,113
                                                                               --------------
                                                                                   171,939
                                                                               --------------
FOREST PRODUCTS & PAPER - 0.7%
                  775,700  Kimberly-Clark Corp.                                     51,196
                                                                               --------------
GROCERY STORES - 1.3%
                1,945,000  Kroger Co. (The)(1)                                      43,884
                  995,000  Safeway Inc.(1)                                          54,414
                                                                               --------------
                                                                                    98,298
                                                                               --------------
HEAVY ELECTRICAL EQUIPMENT - 1.3%
                1,290,000  Emerson Electric Co.                                     94,734
                                                                               --------------
HOME PRODUCTS - 1.0%
                  712,800  Colgate-Palmolive Co.                                    41,884
                  655,000  Estee Lauder Companies, Inc.                             30,417
                                                                               --------------
                                                                                    72,301
                                                                               --------------
INDUSTRIAL PARTS - 1.0%
                1,016,400  United Technologies Corp.                                70,957
                                                                               --------------
INFORMATION SERVICES - 2.3%
                  817,200  Automatic Data Processing, Inc.                          53,373
                1,602,000  First Data Corp.                                         80,301
                  408,000  Omnicom Group Inc.                                       37,638
                                                                               --------------
                                                                                   171,312
                                                                               --------------
INTERNET - 1.5%
                2,185,000  America Online, Inc.(1)                                 110,190
                                                                               --------------


 8          1-800-345-2021                  See Notes to Financial Statements


Select--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

LEISURE - 0.2%
                1,307,800  Mattel, Inc.                                        $    16,920
                                                                               --------------
LIFE & HEALTH INSURANCE - 0.4%
                  185,000  American General Corp.                                   14,893
                   95,000  CIGNA Corp.                                              11,585
                                                                               --------------
                                                                                    26,478
                                                                               --------------
MEDIA - 2.5%
                  311,900  Cox Communications, Inc. Cl A(1)                         13,743
                  230,000  Infinity Broadcasting Corp. Cl A(1)                       7,648
                  950,300  Time Warner Inc.                                         72,137
                1,599,917  Viacom, Inc. Cl B(1)                                     90,995
                                                                               --------------
                                                                                   184,523
                                                                               --------------
MEDICAL PRODUCTS & SUPPLIES - 4.7%
                2,885,000  Abbott Laboratories                                     152,364
                  394,900  Johnson & Johnson                                        36,380
                2,362,600  Medtronic, Inc.                                         128,319
                  465,000  St. Jude Medical, Inc.(1)                                25,575
                                                                               --------------
                                                                                   342,638
                                                                               --------------
MULTI-INDUSTRY - 1.5%
                1,915,600  Tyco International Ltd.                                 108,591
                                                                               --------------
OIL SERVICES - 2.0%
                1,035,300  Schlumberger Ltd.                                        78,812
                1,241,250  Transocean Sedco Forex, Inc.                             65,786
                                                                               --------------
                                                                                   144,598
                                                                               --------------
PROPERTY & CASUALTY INSURANCE - 2.7%
                1,995,625  American International Group, Inc.                      195,571
                                                                               --------------
PUBLISHING - 0.5%
                  633,900  Gannett Co., Inc.                                        36,766
                                                                               --------------
SECURITIES & ASSET MANAGEMENT - 1.1%
                  680,200  AXA Financial, Inc.                                      36,773
                  568,000  Morgan Stanley Dean Witter & Co.                         45,618
                                                                               --------------
                                                                                    82,391
                                                                               --------------
SEMICONDUCTOR - 4.0%
                   80,000  Applied Micro Circuits Corp.(1)                           6,115
                   35,000  Broadcom Corp.(1)                                         7,782
                3,495,400  Intel Corp.                                             157,074
                1,199,200  Linear Technology Corp.                                  77,386
                   50,000  SDL, Inc.(1)                                             12,955
                  601,000  Texas Instruments Inc.                                   29,487
                                                                               --------------
                                                                                   290,799
                                                                               --------------
SPECIALTY STORES - 1.2%
                1,104,600  Home Depot, Inc.                                         47,498
                  952,000  Walgreen Co.                                             43,435
                                                                               --------------
                                                                                    90,933
                                                                               --------------

Shares/Principal Amount    ($ in Thousands)                    Value
-------------------------------------------------------------------------------

TELEPHONE - 5.0%
                2,605,901  Qwest Communications
                              International Inc.(1)                            $   126,712
                3,586,316  SBC Communications Inc.                                 206,886
                  910,300  Tycom Ltd.(1)                                            30,495
                                                                               --------------
                                                                                   364,093
                                                                               --------------
WIRELESS TELECOMMUNICATIONS - 1.0%
                1,020,000  Sprint PCS(1)                                            38,887
                  819,500  Vodafone Group PLC ADR                                   34,880
                                                                               --------------
                                                                                    73,767
                                                                               --------------
TOTAL COMMON STOCKS                                                              6,857,610
                                                                               --------------
   (Cost $4,656,702)

PREFERRED STOCK - 0.8%

ELECTRICAL UTILITIES

                  830,000  AES Trust VII (Acquired
5/12/00,
                              Cost $41,500)(2)                                      58,878
                                                                               --------------
   (Cost $41,500)

CONVERTIBLE BONDS - 0.2%

ELECTRICAL EQUIPMENT

                  $24,000  Celestica Inc., 3.75%, 8/1/20(3)                         12,105
                                                                               --------------
   (Cost $11,523)

TEMPORARY CASH INVESTMENTS*- 5.5%
                   50,000  FHLB Discount Notes,
                              6.42%, 11/24/00(4)                                    49,793
                   50,000  FHLMC Discount Notes,
                              6.43%, 11/14/00(4)                                    49,883
                  100,000  FHLMC Discount Notes,
                              6.43%, 11/17/00(4)                                    99,713
                   50,000  FHLMC Discount Notes,
                              6.40%, 11/21/00(4)                                    49,821
                  111,400  FNMA Discount Notes,
                              6.45%, 11/1/00(4)                                    111,400
       Repurchase Agreement, Morgan Stanley
          Group, Inc., (U.S. Treasury obligations),
          in a joint trading account at 6.47%,
          dated 10/31/00, due 11/1/00
          (Delivery value $42,408)                                                  42,400
                                                                               --------------
                                                                                   403,010
                                                                               --------------
   (Cost $402,995)

TOTAL INVESTMENT SECURITIES - 100.0%                                            $7,331,603
                                                                               ==============
   (Cost $5,112,720)


See Notes to Financial Statements               www.americancentury.com      9


Select--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2000

FUTURES CONTRACTS
                               ($ in Thousands)
                       Expiration       Underlying Face         Unrealized
    Purchased             Date             at Value                Gain
-------------------------------------------------------------------------------
   520 S&P 500          December
     Futures              2000             $187,226               $6,427
                                      =========================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 2.9%.


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $58,878, which represented 0.8% of net assets.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturiry.

(4) Rate disclosed is the yield to maturity at purchase.


 10          1-800-345-2021                See Notes to Financial Statements


Heritage--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                        INVESTOR CLASS                ADVISOR CLASS                 INSTITUTIONAL CLASS
                      (INCEPTION 11/10/87)          (INCEPTION 7/11/97)             (INCEPTION 6/16/97)
                    HERITAGE    S&P MIDCAP 400     HERITAGE    S&P MIDCAP 400      HERITAGE    S&P MIDCAP 400

6 MONTHS(1)          12.22%          8.56%          12.06%          8.56%          12.26%        8.56%
1 YEAR               62.61%         31.65%          62.26%         31.65%          63.00%       31.65%
====================================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS              21.38%         19.37%          21.11%         19.37%          21.63%       19.37%
5 YEARS              20.67%         21.50%             --             --              --          --
10 YEARS             19.13%         21.70%             --             --              --          --
LIFE OF FUND         17.92%      19.18%(2)          20.52%      19.94%(3)          22.20%       20.21%(3)

(1)  Returns for periods less than one year are not annualized.

(2) Since 10/31/87, the date nearest the class's inception for which data are available.

(3) Since 6/19/97, the date nearest the class's inception for which data are available.

See pages 42-45 for information about share classes, the S&P MidCap 400 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/00

S&P MidCap 400       $71,292
Heritage             $57,558

[line chart - data below]

               Heritage    S&P MidCap 400 Index
10/31/1990      $10,000           $10,000
10/31/1991      $13,326           $16,345
10/31/1992      $14,612           $17,852
10/31/1993      $18,798           $21,696
10/31/1994      $18,586           $22,212
10/31/1995      $22,496           $26,923
10/31/1996      $24,845           $31,594
10/31/1997      $32,189           $41,916
10/31/1998      $27,081           $44,729
10/31/1999      $35,397           $54,153
10/31/2000      $57,558           $71,292

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P MidCap 400 Index is provided for comparison in each graph. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P MidCap 400 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

[bar chart - data below]

               Heritage        S&P MidCap 400 Index
10/31/1991      33.25%                63.45%
10/31/1992       9.65%                 9.22%
10/31/1993      28.64%                21.53%
10/31/1994      -1.13%                 2.38%
10/31/1995      21.04%                21.21%
10/31/1996      10.44%                17.35%
10/31/1997      29.56%                32.67%
10/31/1998     -15.87%                 6.71%
10/31/1999      30.71%                21.07%
10/31/2000      62.61%                31.65%


                                               www.americancentury.com      11


Heritage--Q&A
--------------------------------------------------------------------------------

[photo of Kurt Stalzer and Linda Peterson]

An interview with Kurt Stalzer and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID HERITAGE PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 2000?

     Heritage gained 62.61%, nearly doubling the performance of its benchmark, the S&P MidCap 400 Index, which returned 31.65% during the period.*

     On a three-year basis, the fund has outperformed its benchmark with an annualized return of 21.38%, compared to 19.37% for the S&P MidCap 400. Over the last five years, Heritage has generated an annualized return of 20.67%, versus 21.50% for the benchmark.

HERITAGE PRIMARILY INVESTS IN MID-CAP STOCKS, WHICH PERFORMED VERY WELL DURING THE PERIOD. WHAT IS DRIVING MID-CAP PERFORMANCE?

     We're seeing investors gravitate to mid-caps from both ends of the capitalization spectrum. First, the meltdown by small, unproven companies, combined with their inherent illiquidity and high valuations, opened a lot of eyes earlier this year. This resulted in many small-cap investors considering the mid-cap space where they have found attractive companies whose stable business models may contribute to consistent earnings.

     At the same time, large-cap investors have begun moving down the capitalization range. With the exception of last year's technology run-up, the late-1990s market was characterized by a "nifty 50" mentality -- a focus on big, blue-chip growth companies. This pushed up valuations among the largest domestic stocks. In 2000, a greater number of earnings disappointments from big companies shattered the perception that the large-cap space is the only place to find relative safety and growth. This also caused new investors to consider the mid-cap realm.

HERITAGE NEARLY DOUBLED THE PERFORMANCE OF ITS BENCHMARK DURING THE LAST 12 MONTHS. WHY WAS THE FUND'S RELATIVE PERFORMANCE SO STRONG?

     The keys were good stock selection and timely decisions on industry weightings. We started the fiscal year with a strong stake in technology issues and a solid weighting in oil services companies. The technology sector was exceptionally strong in the first six months of the period, and our holdings in this area drove performance. Our oil services investments also performed very well.

     The decision to trim our technology position earlier this year was equally important. It looked like the market was broadening beyond technology, and our earnings acceleration model had identified opportunities in some other areas. We still had a healthy technology weighting when the sector imploded last spring, but we had scaled-back our position and increased our stakes in health care and financials. Our oil services stocks provided great ballast in the technology storm, and the defensive nature of our health care and financial investments drove performance later in the period.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE'RE SEEING INVESTORS GRAVITATE TO MID-CAPS FROM BOTH ENDS OF THE CAPITALIZATION SPECTRUM."

PORTFOLIO AT A GLANCE
                                                10/31/00          10/31/99
NO. OF COMPANIES                                  75                87
P/E RATIO                                        41.6              30.7
MEDIAN MARKET                                    $4.40             $3.51
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $6.24             $5.26
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               119%              134%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 44-45.


 12      1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

WHICH COMPANIES PROVIDED THE BEST RESULTS IN THE LAST 12 MONTHS?

     One of Heritage's biggest contributors was Qualcomm. As we told you in a previous report, Qualcomm holds the patent for the dominant technology used in wireless phones. We built our stake in this stock early, enjoyed its appreciation in the hot technology market and sold it earlier this year. The stock's dramatic decline in subsequent months illustrates the value of selling at the right time.

     Concord EFS, a more recent contributor to the fund's performance, is a good example of how being patient with a stock can pay off. One of our biggest disappointments early in the period, this processor of debit and credit card payments has come on strong in the last six months. Despite temporary negative market sentiment due to an acquisition, we held onto the stock because Concord's earnings never faltered. Our patience was rewarded because the stock's price performance has improved significantly, and the company has benefited from increased use of debit and credit cards for routine purchases.

UNCERTAINTY HAS MADE "VISIBLE EARNINGS" AN IMPORTANT FACTOR IN THE MARKET. PLEASE EXPLAIN THIS CONCEPT AND HOW IT AFFECTS INVESTORS.

     Earnings visibility refers to sources of future revenue that investors can count on. For example, a company that holds long-term contracts to provide data processing services to businesses has visible revenues that should translate into a predictable earnings stream. A department store, on the other hand, doesn't have visible earnings. Sales vary from day-to-day and can be affected by everything from macroeconomic factors to bad weather.

     A factor that is making visible earnings important is Regulation FD -- "full disclosure." This rule affects how and when companies release financial information. To avoid running afoul of the new rule, some companies have severely cut back their communication with investors. This often leaves the market in the dark about future prospects.

     We think earnings visibility also is important because investors get nervous in earnings release season. During the last year in particular, the market has dealt harshly with companies that don't achieve their earnings goals. Under these conditions, many investors are willing to pay premium prices for dependable and visible earnings.

HAS HERITAGE TAKEN ADVANTAGE OF THIS SITUATION?

     Yes. The team's focus on visible earnings produced one of the fund's biggest winners during the period, National Computer Systems, Inc. One of our largest holdings just six months ago, National Computer is the nation's largest processor of student assessment tests. The company had consistent earnings growth over the years due to its long-term contracts with school districts throughout the United States. We sold our position in National Computer when it was purchased by British publisher Pearson Education.

WHICH OTHER SECTORS OR INDUSTRIES HAVE CONTRIBUTED TO HERITAGE'S PERFORMANCE?

     Our health care holdings have performed well. In the first six months of the period, manufacturers of medical instruments and equipment used to develop drugs provided solid returns. In addition, our investments in companies involved with mass spectrometry -- a process that speeds the development of new drugs -- have done particularly well.

[right margin]

TOP TEN HOLDINGS
                                                      % OF FUND INVESTMENTS
                                                AS OF                AS OF
                                              10/31/00             4/30/00
AVOCENT CORP.                                    3.0%                 --
AMBAC FINANCIAL
     GROUP, INC.                                 2.7%               1.0%
HENRY (JACK) &
     ASSOCIATES, INC.                            2.4%               2.1%
HARLEY-DAVIDSON, INC.                            2.4%               2.1%
PERKINELMER, INC.                                2.4%               1.3%
WATERS CORP.                                     2.4%               2.3%
MACROVISION CORP.                                2.4%               0.8%
TEKTRONIX, INC.                                  2.3%                 --
HEALTH MANAGEMENT
     ASSOCIATES, INC.                            2.3%               1.7%
CIRRUS LOGIC, INC.                               2.3%                 --

TOP FIVE INDUSTRIES
                                                      % OF FUND INVESTMENTS
                                                 AS OF               AS OF
                                               10/31/00            4/30/00
COMPUTER SOFTWARE                               10.7%              13.2%
OIL SERVICES                                     7.7%              10.1%
ELECTRICAL EQUIPMENT                             7.6%              12.6%
INFORMATION SERVICES                             7.5%               5.0%
MEDICAL PRODUCTS
     & SUPPLIES                                  7.0%               5.8%


                                        www.americancentury.com          13


Heritage--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     We also have been happy with our investments in drug companies. This is due in part to the defensive nature of pharmaceuticals and to changes in Food and Drug Administration procedures that speed-up the approval of generic drugs. Teva Pharmaceuticals benefited from these factors and from a rise in brand-name drugs losing patent protection. Teva specializes in generic drugs and has a track record of being first to market with new generics.

WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

     We were disappointed by Antec Corporation. This company manufactures telecommunications equipment used by cable companies to provide broadband transmission of video, telephony, and data. We sold our position due to Antec's growing reliance on a single customer and uncertainty in the rate of spending by cable companies.

     Also, although we did a good job of trimming our technology holdings before the meltdown, we didn't get away unscathed. Sagent Technology, a small firm that develops software for managing and analyzing data warehouses, was punished severely for failing to hit its quarterly target. Sagent, which we sold, typifies the perils of owning small software companies -- a few missed sales can make a big difference. Generally speaking, we've been effective at avoiding situations like this.

SO, WHAT ARE YOU LOOKING FOR IN PORTFOLIO CANDIDATES?

     Accelerating earnings and revenue growth are the key attributes. Though we have discussed industry weightings in this report, we build our portfolio from the bottom up. We evaluate candidates based on their strength and growth characteristics using a proprietary database that tracks the earnings information of thousands of companies.

     Our goal is to catch rising stars. Ideally, we want to identify companies that are evolving from small-cap to large-cap. We want to catch them just as they're breaking out of the small-cap arena and ride them all the way through the mid-cap range.

HAS HERITAGE UNDERGONE ANY SIGNIFICANT CHANGES IN THE LAST SIX MONTHS?

     We reduced our positions in capital goods and electrical equipment. At the same time, we've increased our stakes in financial services, information services, and property and casualty insurance companies.

     In June, Heritage shareholders voted to lift a long-held requirement that 60% of the fund's assets be invested in stocks paying regular dividends. This broadens the range of investment opportunities for the fund because it allows us to strengthen our focus on growth-oriented stocks and to consider companies that traditionally have not paid dividends.

WHAT IS YOUR OUTLOOK FOR HERITAGE AND FOR MID-CAP STOCKS?

     As we mentioned earlier, investors are uncomfortable with uncertainty, and corporate executives are still uncomfortable with Regulation FD. Therefore, we think visible earnings will continue to be a theme in the months ahead.

     We also think that volatility among large-cap and small-cap stocks bodes well for mid-cap equities. Though this area has recently enjoyed outstanding performance, we think it still holds some hidden gems.

[left margin]

"OUR GOAL IS TO CATCH RISING STARS...WE WANT TO CATCH THEM JUST AS THEY'RE BREAKING OUT OF THE SMALL-CAP ARENA AND RIDE THEM ALL THE WAY THROUGH THE MID-CAP RANGE."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2000
o COMMON STOCKS AND FUTURES                                     91.0%
o TEMPORARY CASH INVESTMENTS                                     6.0%
o CONVERTIBLE PREFERRED STOCK                                    3.0%

[pie chart}

                                                          AS OF APRIL 30, 2000
o COMMON STOCKS AND FUTURES                                     86.0%
o TEMPORARY CASH INVESTMENTS                                     4.0%
o CONVERTIBLE PREFERRED STOCK                                    5.0%
o CONVERTIBLE BONDS                                              5.0%

[pie chart}


14      1-800-345-2021

Heritage--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS - 88.2%

ALCOHOL - 1.1%
                  333,800  Coors (Adolph) Co. Cl B                              $   21,259
                                                                               --------------
APPAREL & TEXTILES - 1.1%

                  994,700  Reebok International Ltd.(1)                             21,448
                                                                               --------------
BANKS - 1.5%
                  487,000  TCF Financial Corp.                                      19,693
                  371,500  Toronto-Dominion Bank (The) ORD                          10,243
                                                                               --------------
                                                                                    29,936
                                                                               --------------
CHEMICALS - 0.3%
                  262,600  Cabot Corp.                                               5,777
                                                                               --------------
CLOTHING STORES - 2.1%
                  338,800  Talbots, Inc.                                            26,787
                1,156,200  Venator Group Inc.(1)                                    16,331
                                                                               --------------
                                                                                    43,118
                                                                               --------------
COMPUTER HARDWARE
& BUSINESS MACHINES - 3.0%
                  849,200  Avocent Corp.(1)                                         60,267
                                                                               --------------
COMPUTER SOFTWARE - 8.9%
                  166,200  Aware, Inc.(1)                                            5,121
                  612,300  Gemstar International Group Ltd.(1)                      41,962
                  887,600  Henry (Jack) & Associates, Inc.                          48,789
                  654,800  Macrovision Corp.(1)                                     47,698
                  619,800  Rational Software Corp.(1)                               37,014
                                                                               --------------
                                                                                   180,584
                                                                               --------------
CONSTRUCTION & REAL PROPERTY - 0.1%
                  101,900  Granite Construction Inc.                                 2,325
                                                                               --------------
DEFENSE/AEROSPACE -- 1.2%
                  648,100  Precision Castparts Corp.                                24,466
                                                                               --------------
DEPARTMENT STORES -- 1.3%
                  529,300  Family Dollar Stores, Inc.                               10,288
                  294,600  Kohl's Corp.(1)                                          15,964
                                                                               --------------
                                                                                    26,252
                                                                               --------------
DRUGS -- 5.7%
                  446,700  Allergan, Inc.                                           37,551
                  205,483  Alpharma Inc.                                             7,975
                  166,000  Enzon, Inc.(1)                                           11,822
                  315,500  Shire Pharmaceuticals Group
                              PLC ADR(1)                                            19,837
                  627,200  Teva Pharmaceutical Industries
                              Ltd. ADR                                              37,103
                                                                               --------------
                                                                                   114,288
                                                                               --------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 7.6%
                  161,500  Anaren Microwave, Inc.(1)                           $    16,877
                  196,369  Cabot Microelectronics Corp.(1)                           8,689
                  125,200  Kent Electronics Corp.(1)                                 2,332
                  234,000  Newport Corp.                                            26,625
                  553,700  Powerwave Technologies, Inc.(1)                          26,681
                  238,900  Technitrol, Inc.                                         26,488
                  643,700  Tektronix, Inc.                                          45,864
                                                                               --------------
                                                                                   153,556
                                                                               --------------
ELECTRICAL UTILITIES - 1.1%
                  228,400  Constellation Energy Group                                9,521
                  264,000  PP&L Resources, Inc.                                     10,874
                   46,700  Southern Energy Inc.(1)                                   1,273
                                                                               --------------
                                                                                    21,668
                                                                               --------------
ENERGY RESERVES & PRODUCTION - 2.8%
                  704,700  Alberta Energy Co. Ltd. ORD                              26,053
                  776,500  EOG Resources Inc.                                       30,575
                                                                               --------------
                                                                                    56,628
                                                                               --------------
FINANCIAL SERVICES - 6.9%
                  338,400  BISYS Group, Inc. (The)(1)                               15,937
                1,071,200  Concord EFS, Inc.(1)                                     44,219
                    2,805  Julius Baer Holding AG ORD                               13,888
                  461,700  MBIA Inc.                                                33,560
                  863,000  MBNA Corp.                                               32,416
                                                                               --------------
                                                                                   140,020
                                                                               --------------
HOTELS - 0.5%
                  356,800  Starwood Hotels & Resorts
                              Worldwide, Inc.                                       10,570
                                                                               --------------
INDUSTRIAL SERVICES - 1.8%
                1,171,400  Robert Half International Inc.(1)                        35,728
                                                                               --------------
INFORMATION SERVICES - 7.5%
                  175,900  Affiliated Computer Services Inc.(1)                      9,795
                  450,600  DST Systems, Inc.(1)                                     27,768
                  688,200  Fiserv, Inc.(1)                                          36,066
                  849,000  SunGard Data Systems Inc.(1)                             43,406
                  486,300  TMP Worldwide Inc.(1)                                    33,904
                                                                               --------------
                                                                                   150,939
                                                                               --------------
INTERNET - 0.3%
                  176,700  Digex, Inc.(1)                                            6,924
                                                                               --------------
LEISURE - 3.4%
                  275,500  Four Seasons Hotels Inc.                                 20,112
                1,003,500  Harley-Davidson, Inc.                                    48,356
                                                                               --------------
                                                                                    68,468
                                                                               --------------


See Notes to Financial Statements             www.americancentury.com      15


Heritage--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 7.0%
                  277,600  Bruker Daltronics Inc.(1)                           $     9,499
                  490,600  MiniMed Inc.(1)                                          35,798
                  401,000  PerkinElmer, Inc.                                        47,920
                  659,900  Waters Corp.(1)                                          47,884
                                                                               --------------
                                                                                   141,101
                                                                               --------------
MEDICAL PROVIDERS & SERVICES - 3.5%
                2,297,000  Health Management Associates, Inc.(1)                    45,509
                2,116,300  HEALTHSOUTH Corp.(1)                                     25,396
                                                                               --------------
                                                                                    70,905
                                                                               --------------
OIL SERVICES - 7.7%
                  556,000  Diamond Offshore Drilling, Inc.                          19,217
                  906,600  Ensco International Inc.                                 30,144
                  770,200  Helmerich & Payne, Inc.                                  24,213
                1,042,500  Sante Fe International                                   38,051
                  839,721  Transocean Sedco Forex, Inc.                             44,506
                                                                               --------------
                                                                                   156,131
                                                                               --------------
PROPERTY & CASUALTY INSURANCE - 5.5%
                  687,100  Ambac Financial Group, Inc.                              54,839
                  662,800  AON Corp.                                                27,465
                  271,100  Gallagher (Arthur J.) & Co.                              17,113
                  213,000  St. Paul Companies, Inc.                                 10,916
                                                                               --------------
                                                                                   110,333
                                                                               --------------
SEMICONDUCTOR - 5.3%
                  220,400  Analog Devices, Inc.(1)                                  14,326
                1,055,900  Cirrus Logic, Inc.(1)                                    45,502
                  185,900  Cree Research, Inc.(1)                                   18,445
                  327,600  Integrated Device Technology, Inc.(1)                    18,458
                  151,400  NVIDIA Corp.(1)                                           9,392
                                                                               --------------
                                                                                   106,123
                                                                               --------------
TRUCKING, SHIPPING & AIR FREIGHT - 0.4%
                  152,200  C.H. Robinson Worldwide, Inc.                             8,347
                                                                               --------------
WIRELESS TELECOMMUNICATIONS - 0.7%
                  100,200  VoiceStream Wireless Corp.(1)                            13,173
                                                                               --------------
TOTAL COMMON STOCKS                                                              1,780,334
                                                                               --------------
   (Cost $1,311,218)

Shares/Principal Amount    ($ in Thousands)                    Value
-------------------------------------------------------------------------------
===============================================================================

CONVERTIBLE PREFERRED STOCKS - 2.8%

COMPUTER SOFTWARE - 1.5%
                  520,300  Amdocs Automatic,
                              6.75%, 9/11/02                                        29,657
                                                                               --------------
ELECTRICAL UTILITIES - 1.3%
                  114,000  Calpine Capital
Trust,
                              5.75%, 11/1/04                                        15,946
                  181,900  SEI Trust I, 6.25%, 10/1/30                              11,062
                                                                               --------------
                                                                                    27,008
                                                                               --------------
TOTAL CONVERTIBLE PREFERRED STOCKS                                                  56,665
                                                                               --------------
   (Cost $34,941)

CONVERTIBLE BONDS - 0.3%

COMPUTER SOFTWARE
                   $3,500  Rational Software Corp.,
                              5.00%, 2/1/07
                              (Acquired 1/27/00,
                              Cost $3,500)(2)                                        6,392
                                                                               --------------
   (Cost $3,500)

TEMPORARY CASH INVESTMENTS* - 8.7%

                   50,000  FHLB Discount
Notes,
                              6.37%, 11/3/00(3)                                $    49,982
       Repurchase Agreement, Merrill Lynch & Co., Inc.,
          (U.S. Treasury obligations), in a joint trading
          account at 6.50%, dated 10/31/00,
          due 11/1/00 (Delivery value $29,105)                                      29,100
       Repurchase Agreement, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at 6.50%, dated 10/31/00,
          due 11/1/00 (Delivery value $96,717)                                      96,700
                                                                               --------------
TOTAL TEMPORARY CASH INVESTMENTS                                                   175,782
                                                                               --------------
   (Cost $175,782)

TOTAL INVESTMENT SECURITIES - 100.0%                                           $ 2,019,173
                                                                               ==============
   (Cost $1,525,441)


 16          1-800-345-2021                 See Notes to Financial Statements


Heritage--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2000

FUTURES CONTRACTS
                              ($ in Thousands)
                       Expiration        Underlying Face          Unrealized
     Purchased            Date              at Value                 Loss
------------------------------------------------------------------------------
    251 S&P 400         December
      Futures             2000               $65,417               $(1,150)
                                     =========================================

*Futures contracts typically are based on a stock index, such as the S&P 400, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 5.5%.


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $6,392, which represented 0.3% of net assets.

(3) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements              www.americancentury.com      17


Growth--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                        INVESTOR CLASS                    ADVISOR CLASS                   INSTITUTIONAL CLASS
                    (INCEPTION 6/30/71)(1)              (INCEPTION 6/4/97)                (INCEPTION 6/16/97)
                    ----------------------              ------------------                -------------------
                   GROWTH   RUSSELL   S&P 500      GROWTH     RUSSELL     S&P 500    GROWTH     RUSSELL    S&P 500
                          1000 GROWTH                       1000 GROWTH                       1000 GROWTH
6 MONTHS(2)        -7.85%   -7.91%     -1.03%      -8.01%     -7.91%      -1.03%     -7.79%      -7.91%     -1.03%
1 YEAR             11.49%    9.33%      6.09%      11.23%      9.33%       6.09%     11.70%       9.33%      6.09%
====================================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS            21.67%   22.30%     17.60%      21.36%     22.30%      17.60%     21.93%      22.30%     17.60%
5 YEARS            20.03%   23.84%     21.67%         --         --          --         --          --         --
10 YEARS           19.17%   20.80%     19.44%         --         --          --         --          --         --
LIFE OF FUND       18.81%    N/A(3)    13.48%      23.32%     21.95%(4)   18.10%(4)  22.11%      21.12%(4)  17.04%(4)

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Benchmark began 1/1/79.

(4) Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 42-45 for information about share classes, the indices, and returns.

GROWTH OF $10,000 OVER 10 YEARS

Value on 10/31/00
Russell 1000 Growth       $66,184
S&P 500                   $59,088
Growth                    $57,764

[line chart - data below]

                 Growth      Russell 1000 Growth Index      S&P 500
10/31/1990      $10,000              $10,000                $10,000
10/31/1991      $16,064              $14,026                $13,350
10/31/1992      $17,023              $15,544                $14,680
10/31/1993      $18,467              $16,680                $16,873
10/31/1994      $18,958              $17,581                $17,526
10/31/1995      $23,187              $22,719                $22,160
10/31/1996      $25,084              $27,729                $27,500
10/31/1997      $32,070              $36,178                $36,330
10/31/1998      $38,012              $45,092                $44,319
10/31/1999      $51,815              $60,536                $55,696
10/31/2000      $57,764              $66,184                $59,088

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

[bar chart - data below]

                Growth         Russell 1000 Growth Index
10/31/1991      60.64%                   40.26%
10/31/1992       5.96%                   10.82%
10/31/1993       8.48%                    7.31%
10/31/1994       2.66%                    5.40%
10/31/1995      22.31%                   29.23%
10/31/1996       8.18%                   22.05%
10/31/1997      27.85%                   30.47%
10/31/1998      18.53%                   24.64%
10/31/1999      36.31%                   34.25%
10/31/2000      11.49%                    9.33%


 18      1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin, Prescott LeGard, and Greg Woodhams]

     An interview with C. Kim Goodwin, Prescott LeGard, and Greg Woodhams, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM FOR THE YEAR ENDED OCTOBER 31, 2000?

     Growth posted an 11.49% return for the period.* It outperformed its benchmark, the Russell 1000 Growth Index, which returned 9.33% for the year, and significantly outpaced the S&P 500 Index, considered to be representative of the broad market, which gained 6.09%.

     The fund posted this relative outperformance despite an increasingly turbulent market. Our overarching goal is to provide superior long-term performance by investing in companies whose revenues and earnings are growing at an accelerating pace. Investors who have been in Growth for the past five years have received an annualized return of 20.03%.

BEFORE ADDRESSING GROWTH'S MORE RECENT PERFORMANCE, WILL YOU PROVIDE A REFRESHER ON THE FUND'S STRATEGY AND INVESTMENT PROCESS?

     Our time-tested, bottom-up approach centers on owning large companies demonstrating accelerating growth in their earnings, revenues, or other relevant fundamentals; in other words, firms that are growing faster now than in previous quarters.

     Our process emphasizes research. Not only do we want to make sure that a company is truly growing, we also need to be convinced that it can sustain its growth into the future. We leave very few stones unturned and talk with a wide variety of sources. They include company management, suppliers, customers, competitors, industry analysts, consultants, and others that might improve our chances of owning tomorrow's winners today.

     Ultimately, our research-intensive approach enables us to take large, "high-confidence" positions in companies we believe hold the most promise. These higher concentrations have been an important factor behind Growth's long-term results.

WHAT FACTORS CONTRIBUTED TO GROWTH'S PERFORMANCE DURING ITS FISCAL YEAR?

     Growth found itself in two distinctly different markets over the 12-month period. "Market #1" ran from the end of October until early March and could be characterized with one word: technology. Investors preferred technology stocks and little else. Their enthusiasm was greatest for companies providing technology or equipment for the Internet and firms involved in wireless communications. Positioned well, with more than 40% of its assets in a broad swatch of high-tech firms, Growth gained 28% over the first five months of the period.

     Market #2 began in mid-March, when even the bravest investor was beginning to think twice about the valuations technology stocks were taking on. Investors savaged technology (the Nasdaq Composite fell 25% in one week in April) and then remained extremely sensitive to earnings shortfalls for the rest of the period. Though Growth had to give back some of its early gain, "NOT ONLY DO WE WANT * All fund returns referenced in this interview are for Investor Class shares.

[right margin]

TO MAKE SURE THAT A COMPANY IS TRULY GROWING, WE ALSO NEED TO BE CONVINCED THAT IT CAN SUSTAIN ITS GROWTH INTO THE FUTURE."

PORTFOLIO AT A GLANCE
                                                10/31/00          10/31/99
NO. OF COMPANIES                                  64                60
P/E RATIO                                        44.0              46.0
MEDIAN MARKET                                    $58.3             $61.8
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $161              $137
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               102%               92%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 44-45.


                                              www.americancentury.com      19


Growth--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

effective stock selection enabled us to outperform the technology sector on a relative basis. Much of the credit goes to our tilt toward "enabler" companies -- technology firms whose products or services are essential to the success of other technology firms, whether they're producing the next generation of cellular phones, more efficient computer systems and software, or expanded Internet access.

WHICH FUND HOLDINGS BEST ILLUSTRATE THIS APPROACH?

     As mentioned earlier, a catalyst driving growth in technology is the buildout of the Internet, and some of our best contributors were firms whose products facilitate this growth. For example, as the Internet becomes faster and more efficient, it carries more and different forms of data, resulting in increased demand for communications networking equipment. One of Growth's top performers, Cisco Systems, is the market-leading supplier of routers and switches used to link computer networks.

     In a related vein, as more companies move their operations online, their data storage needs have grown dramatically. This has created escalating demand for software and hardware that enhance storage capabilities. A top provider of data storage hardware -- and Growth's top-contributing stock for the year - was EMC Corp. A second data storage play, Veritas Software, also boosted returns.

WHICH OTHER SECTORS OR HOLDINGS CONTRIBUTED?

     Property and casualty insurance providers were a source of strength for Growth throughout the year. Consolidation among insurance providers has resulted in an improved pricing environment, particularly as the economy has slowed. We have trained our focus on those with the greatest pricing power. American International Group (AIG) was our top pick in this group and was also among the fund's best contributors during the period. AIG is the leading U.S.-based international insurance and financial services organization and the largest underwriter of commercial and industrial insurance in the United States.

     With business activity slowing, we were selective within the financial arena, investing primarily in firms with little exposure to decreasing credit quality. These firms generally fared better than those whose primary business is loans.

     Food and beverage firms also contributed, particularly in the second half of the year as investors moved away from technology firms and into more defensive stocks. Our best pick in this group was PepsiCo, now one of the fund's ten largest holdings. The firm continues to gain market share with profit growth in its well-known Frito Lay snack-food business, which represents nearly three-quarters of the firm's revenues.

WHICH SECTORS OR INDUSTRIES DETRACTED FROM PERFORMANCE?

     Telecommunications firms -- particularly those with wireless capabilities -- dampened Growth's fiscal-year return, although performance in this group was quite strong in the first half. In that time frame, the fund benefited from its stake in the German wireless leader Mannesmann, which was acquired by Britain's Vodafone, the leading global mobile telecommunications provider.

[left margin]

TOP TEN HOLDINGS
                                                  % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                              10/31/00             4/30/00
GENERAL ELECTRIC
     CO. (U.S.)                                 5.3%                 5.7%
PFIZER, INC.                                    4.8%                 2.6%
CISCO SYSTEMS INC.                              4.7%                 6.4%
EMC CORP. (MASS.)                               4.1%                 3.6%
SUN MICROSYSTEMS,
     INC.                                       4.1%                  .--
VERITAS SOFTWARE CORP.                          3.0%                 0.6%
AMERICAN INTERNATIONAL
     GROUP, INC.                                2.9%                 1.3%
MICROSOFT CORP.                                 2.7%                 3.0%
PEPSICO, INC.                                   2.6%                 0.8%
CITIGROUP INC.                                  2.4%                 1.2%

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS
                                                 AS OF              AS OF
                                               10/31/00            4/30/00
DRUGS                                          12.6%                 7.7%
FINANCIAL SERVICES                             11.7%                 8.4%
COMPUTER HARDWARE &
     BUSINESS MACHINES                         11.7%                 8.2%
COMPUTER SOFTWARE                               7.5%                 9.3%
ELECTRICAL EQUIPMENT                            7.4%                11.9%


 20          1-800-345-2021


Growth--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

However, in the second half of the year, capital markets began to tighten as concerns arose about the continued buildout of optical networks. The perceived slowdown in service-provider spending and the general move by investors away from anything technology-oriented were additional factors weighing on this group. As many telecoms warned of slowing third-quarter 2000 earnings and reined in their growth forecasts, investors were quick to look for greener pastures. Our earnings-based methodology led us to reduce holdings in this sector early in its decline, which helped mitigate damage. We continue to watch the telecommunications group closely.

     Media also was disappointing. This group had been enjoying generous spending by the rush of Internet startups eager to create their brand identity via radio and billboard. This eagerness was pressured in part by the capital markets' increased focus on the ability of many "dot-com" companies to reach profitability before running out of cash.

WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO SINCE THE SEMIANNUAL REPORT?

     On the sell side, we reduced our stake in electric equipment providers and semiconductor firms as growth slowed in these areas. However, the fund maintains a healthy exposure to selected technology firms that we believe are well positioned to benefit from strong market demand. Growth also remains well represented in health care companies demonstrating acceleration in their earnings and revenues.

     As mentioned earlier, we added to our position in several groups where improving prospects beckoned -- financial services firms and food and beverage firms.

KIM, YOU RECENTLY WERE NAMED CO-CHIEF INVESTMENT OFFICER FOR AMERICAN CENTURY'S DOMESTIC GROWTH EQUITY DISCIPLINE, A RESPONSIBILITY YOU SHARE WITH JIM STOWERS
III. WHAT DOES THIS NEW ROLE ENTAIL, AND DOES IT AFFECT YOUR POSITION AS A PORTFOLIO MANAGER ON THE GROWTH FUND?

     As co-chief investment officers, Jim and I manage the teams responsible for the Growth, Select, Ultra, Vista, Giftrust, Heritage, New Opportunities, Life Sciences and Technology funds. I also have joined the Investment Oversight Committee, a group of American Century senior executives who monitor the performance of the company's equity and fixed-income disciplines.

     I will continue to be an active manager on the Growth team with co-manager Greg Woodhams, who has been on our team since 1997, and Prescott LeGard, who was promoted to portfolio manager earlier this year after joining the Growth team in 1999. We also have added two investment analysts this year: Justin Brown and Joe Reiland. We believe our disciplined approach and depth of experience are critical factors in our effort to continue providing competitive performance.

[right margin]

"A CATALYST DRIVING GROWTH IN TECHNOLOGY IS THE BUILDOUT OF THE INTERNET, AND SOME OF OUR BEST CONTRIBUTORS WERE FIRMS WHOSE PRODUCTS FACILITATE THIS GROWTH."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                        AS OF OCTOBER 31, 2000
o COMMON STOCKS AND FUTURES                                     94.0%
o TEMPORARY CASH INVESTMENTS                                     6.0%

[pie chart]

                                                          AS OF APRIL 30, 2000
o COMMON STOCKS AND FUTURES                                     96.0%
o TEMPORARY CASH INVESTMENTS                                     4.0%

[pie chart]


                                               www.americancentury.com      21


Growth--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------
================================================================================

COMMON STOCKS - 91.4%

ALCOHOL - 1.3%
                2,718,200  Anheuser-Busch Companies, Inc.                      $   124,358
                                                                               --------------
BANKS - 4.3%
                4,468,466  Citigroup Inc.                                          235,153
                  850,800  Northern Trust Corp.                                     72,557
                  920,200  State Street Corp.                                      114,786
                                                                               --------------
                                                                                   422,496
                                                                               --------------
COMPUTER HARDWARE
& BUSINESS MACHINES - 11.7%
                  602,241  Brocade Communications System(1)                        136,935
                4,577,900  EMC Corp. (Mass.)(1)                                    407,719
                1,614,900  International Business Machines Corp.                   159,068
                  323,900  Network Appliances, Inc.(1)                              38,554
                3,653,100  Sun Microsystems, Inc.(1)                               404,923
                                                                               --------------
                                                                                 1,147,199
                                                                               --------------
COMPUTER SOFTWARE - 7.5%
                   25,710  Acclaim Entertainment                                        --
                  498,800  Check Point Software
                              Technologies Ltd.(1)                                  79,013
                3,818,900  Microsoft Corp.(1)                                      263,146
                3,055,800  Oracle Corp.(1)                                         100,841
                2,119,600  Veritas Software Corp.(1)                               298,864
                                                                               --------------
                                                                                   741,864
                                                                               --------------
DEPARTMENT STORES - 0.6%
                1,342,500  Wal-Mart Stores, Inc.                                    60,916
                                                                               --------------
DRUGS - 12.6%
                2,568,400  American Home Products Corp.                            163,093
                1,927,800  Amgen Inc.(1)                                           111,633
                  377,600  Genentech, Inc.(1)                                       31,152
                  535,200  Lilly (Eli) & Co.                                        47,834
                  125,554  Novartis AG ORD                                         190,468
               10,974,250  Pfizer, Inc.                                            473,949
                1,983,900  Pharmacia Corp.                                         109,115
                1,090,800  Schering-Plough Corp.                                    56,381
                1,934,800  Stratus Computer, Inc.(1)                                43,775
                                                                               --------------
                                                                                 1,227,400
                                                                               --------------
ELECTRICAL EQUIPMENT - 7.4%
                8,574,500  Cisco Systems Inc.(1)                                   461,951
                  533,400  GlobeSpan, Inc.(1)                                       40,922
                  736,100  JDS Uniphase Corp.(1)                                    59,969
                  840,000  Juniper Networks, Inc.(1)                               163,984
                                                                               --------------
                                                                                   726,826
                                                                               --------------
ENERGY RESERVES & PRODUCTION - 3.2%
                1,664,900  Chevron Corp.                                           136,730
                2,017,800  Exxon Mobil Corp.                                       179,962
                                                                               --------------
                                                                                   316,692
                                                                               --------------

Shares                     ($ in Thousands)                    Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 11.7%
                3,421,300  American Express Co.                                    205,278
                1,554,800  Fannie Mae                                              119,720
                1,620,800  Federal Home Loan
                              Mortgage Corporation                                  97,248
                9,569,600  General Electric Co. (U.S.)                             524,533
                1,574,000  Marsh & McLennan Companies, Inc.                        205,801
                                                                               --------------
                                                                                 1,152,580
                                                                               --------------
FOOD & BEVERAGE - 5.0%
                1,733,200  Heineken NV ORD                                          94,192
                   66,729  Nestle S.A. ORD                                         138,276
                5,376,900  PepsiCo, Inc.                                           260,444
                                                                               --------------
                                                                                   492,912
                                                                               --------------
INFORMATION SERVICES - 1.1%
                1,289,600  Automatic Data Processing, Inc.                          84,227
                  375,200  StorageNetworks, Inc.(1)                                 23,813
                                                                               --------------
                                                                                   108,040
                                                                               --------------
INTERNET - 3.0%
                2,728,700  America Online, Inc.(1)                                 137,608
                1,201,700  Digital Island(1)                                        15,059
                2,541,400  Portal Software, Inc.(1)                                 89,743
                  373,600  VeriSign, Inc.(1)                                        49,327
                                                                               --------------
                                                                                   291,737
                                                                               --------------
LIFE & HEALTH INSURANCE - 0.5%
                  635,200  American General Corp.                                   51,134
                                                                               --------------
MEDIA - 4.1%
                3,878,700  Charter Communications, Inc.(1)                          75,513
                1,160,000  Comcast Corp. Cl A(1)                                    47,234
                1,405,400  General Motors Corp. Cl H(1)                             45,535
                2,167,600  Infinity Broadcasting Corp. Cl A(1)                      72,073
                2,872,338  Viacom, Inc. Cl B(1)                                    163,364
                                                                               --------------
                                                                                   403,719
                                                                               --------------
MEDICAL PRODUCTS & SUPPLIES - 4.2%
                2,604,500  Abbott Laboratories                                     137,550
                  951,600  Guidant Corp.(1)                                         50,375
                4,157,700  Medtronic, Inc.                                         225,816
                                                                               --------------
                                                                                   413,741
                                                                               --------------
OIL SERVICES - 2.5%
                2,287,700  Schlumberger Ltd.                                       174,151
                1,390,267  Transocean Sedco Forex, Inc.                             73,684
                                                                               --------------
                                                                                   247,835
                                                                               --------------
PROPERTY & CASUALTY INSURANCE - 2.9%
                2,895,337  American International Group, Inc.                      283,743
                                                                               --------------
SEMICONDUCTOR - 3.8%
                1,486,400  Applied Micro Circuits Corp.(1)                         113,617
                3,831,200  Intel Corp.                                             172,165
                  796,000  Linear Technology Corp.                                  51,367
                  561,900  Maxim Integrated Products, Inc.(1)                       37,243
                                                                               --------------
                                                                                   374,392
                                                                               --------------


 22          1-800-345-2021                 See Notes to Financial Statements


Growth--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2000

Shares/Principal Amount    ($ in Thousands)                     Value
--------------------------------------------------------------------------------

TELEPHONE - 0.8%
                4,291,900  McLeodUSA Inc. Cl A(1)                                   82,753
                                                                               --------------
WIRELESS TELECOMMUNICATIONS - 3.2%
                    7,458  NTT Mobile Communications
                              Network, Inc. ORD                                    183,811
                1,256,200  QUALCOMM Inc.(1)                                         81,810
               10,357,267  Vodafone Group PLC ORD                                   43,073
                  144,900  Vodafone Group PLC ADR                                    6,167
                                                                               --------------
                                                                                   314,861
                                                                               --------------
TOTAL COMMON STOCKS                                                              8,985,198
                                                                               --------------
   (Cost $6,773,092)

TEMPORARY CASH INVESTMENTS* - 8.6%

                  $50,000  FHLB Discount Notes,
                              6.40%, 11/3/00(2)                                     49,982
                   75,000  FHLB Discount Notes,
                              6.37%, 11/8/00(2)                                     74,906
                  100,000  FHLMC Discount Notes,
                              6.40%, 11/7/00(2)                                     99,892
                  153,003  FHLMC Discount Notes,
                              6.36%, 11/9/00(2)                                     52,783
                   50,000  FHLMC Discount Notes,
                              6.39%, 11/14/00(2)                                    49,883
                  150,000  FHLMC Discount Notes,
                              6.38%, 11/21/00(2)                                    49,462
                   46,000  FHLMC Discount Notes,
                              6.38%, 11/28/00(2)                                    45,777
                   76,100  FNMA Discount Notes,
                              6.45%, 11/1/00(2)                                     76,100
                  100,000  FNMA Discount Notes,
                              6.38%, 11/15/00(2)                                    99,749
                   50,000  SLMA Discount Notes,
                              6.36%, 11/1/00(2)                                     50,000
                                                                               --------------

TOTAL TEMPORARY CASH INVESTMENTS                                                   848,534
                                                                               --------------
   (Cost $848,541)

TOTAL INVESTMENT SECURITIES - 100.0%                                           $ 9,833,732
                                                                               ==============
   (Cost $7,621,633)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                  ($ in Thousands)
       Contracts           Settlement                        Unrealized Gain
        to Sell               Date             Value           (Loss)
-----------------------------------------------------------------------------
     325,366,599  CHF       11/30/00         $181,511         $(1,871)
      54,551,391  EURO      11/30/00           46,383            (483)
      15,964,005  GBP       11/30/00           23,165            (251)
  11,000,550,008  JPY       11/30/00          101,311             419
                                        -------------------------------------
                                             $352,370         $(2,186)
                                        =====================================

(Value on Settlement Date $350,184)

Forward foreign currency exchange contracts are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

FUTURES CONTRACTS
                             ($ in Thousands)
                       Expiration       Underlying Face          Unrealized
     Purchased            Date             at Value                 Loss
------------------------------------------------------------------------------
    625 S&P 500         December
      Futures             2000             $255,031              $(2,451)
                                     =========================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 6.0%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
GBP = Great British Pound
JPY = Japanese Yen
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GBP = British Pound
JPY = Japanese Yen
ORD = Foreign Ordinary Share
SLMA = Student Loan Marketing Association

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements             www.americancentury.com      23


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

                                                                            SELECT            HERITAGE                GROWTH
ASSETS                                                                           ($ in Thousands Except Per-Share Amounts)
Investment securities, at value (identified cost of $5,112,720,
  $1,525,441 and $7,621,633, respectively) (Note 3) ...................   $7,331,603          $2,019,173           $9,833,732
Cash ..................................................................        1,763                  --               11,707
Receivable for investments sold .......................................      123,006              20,400              140,052
Receivable for forward foreign currency contracts .....................           --                  --                  419
Receivable for capital shares sold ....................................           42               5,934                  486
Receivable for variation margin on futures contracts ..................       13,520               5,197               25,651
Dividends and interest receivable .....................................        3,557                 482                1,484
                                                                      --------------     ---------------      ---------------
                                                                           7,473,491           2,051,186           10,013,531
                                                                      --------------     ---------------      ---------------

LIABILITIES

Disbursements in excess of demand deposit cash ........................           --                 564                   --
Payable for investments purchased .....................................       99,651              63,064              322,305
Payable for forward foreign currency contracts ........................           --                  --                2,605
Accrued management fees (Note 2) ......................................        6,145               1,665                8,317
Distribution fees payable (Note 2) ....................................            5                  --                    5
Service fees payable (Note 2) .........................................            5                  --                    5
Payable for directors' fees and expenses ..............................            2                   1                    3
Accrued expenses and other liabilities ................................            1                  --                    6
                                                                      --------------     ---------------      ---------------
                                                                             105,809              65,294              333,246
                                                                      --------------     ---------------      ---------------
Net Assets ............................................................   $7,367,682          $1,985,892           $9,680,285
                                                                      ==============     ===============      ===============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ...............................   $4,773,938          $1,117,504           $6,412,712
Accumulated net investment income .....................................           --                  --                4,845
Accumulated undistributed net realized gain on investment and
  foreign currency transactions .......................................      368,434             375,817            1,055,268
Net unrealized appreciation on investments and translation of assets
  and liabilities in foreign currencies (Note 3) ......................    2,225,310             492,571            2,207,460
                                                                      --------------     ---------------      ---------------
                                                                          $7,367,682          $1,985,892           $9,680,285
                                                                      ==============     ===============      ===============

Investor Class, $0.01 Par Value ($ and shares in full)
Net assets ...........................................................$7,086,351,325      $1,975,462,882       $9,557,296,250
Shares outstanding ....................................................  135,762,801         103,435,814          307,419,356
Net asset value per share .............................................       $52.20              $19.10               $31.09

Advisor Class, $0.01 Par Value ($ and shares in full)
Net assets ............................................................  $22,238,520          $2,127,424          $24,749,938
Shares outstanding ....................................................      427,562             111,680              798,033
Net asset value per share .............................................       $52.01              $19.05               $31.01

Institutional Class, $0.01 Par Value ($ and shares in full)
Net assets ............................................................ $259,091,983          $8,301,831          $98,239,225
Shares outstanding ....................................................    4,948,257             433,699            3,153,911
Net asset value per share .............................................       $52.36              $19.14               $31.15


 24          1-800-345-2021                 See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000
                                                                     SELECT        HERITAGE         GROWTH
INVESTMENT LOSS                                                                ($ in Thousands)
Income:
Dividends (net of foreign taxes withheld of $479, $121,
  and $201, respectively) .....................................   $    60,148    $     7,757    $    38,116
Interest ......................................................         7,602          5,836         32,119
                                                                  -----------    -----------    -----------
                                                                       67,750         13,593         70,235
                                                                  -----------    -----------    -----------

Expenses (Note 2):
Management fees ...............................................        76,100         16,406        100,728
Distribution fees - Advisor Class .............................            37              4             50
Service fees - Advisor Class ..................................            37              4             50
Directors' fees and expenses ..................................            38              8             50
                                                                  -----------    -----------    -----------
                                                                       76,212         16,422        100,878
                                                                  -----------    -----------    -----------

Net investment loss ...........................................        (8,462)        (2,829)       (30,643)
                                                                  -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY (NOTE 3 )

Net realized gain (loss) on:
Investments ...................................................       400,838        379,157      1,084,963
Foreign currency transactions .................................          --             (185)        35,503
                                                                  -----------    -----------    -----------
                                                                      400,838        378,972      1,120,466
                                                                  -----------    -----------    -----------

Change in net unrealized appreciation on:
Investments ...................................................       170,802        272,199       (170,231)
Translation of assets and liabilities in foreign currencies ...          --               (7)        (2,098)
                                                                  -----------    -----------    -----------
                                                                      170,802        272,192       (172,329)
                                                                  -----------    -----------    -----------

Net realized and unrealized gain on investments
  and foreign currency ........................................       571,640        651,164        948,137
                                                                  -----------    -----------    -----------

Net Increase in Net Assets Resulting from Operations ..........   $   563,178    $   648,335    $   917,494
                                                                  ===========    ===========    ===========


See Notes to Financial Statements          www.americancentury.com          25


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

                                                         SELECT                      HERITAGE                       GROWTH
Increase in Net Assets                             2000           1999          2000          1999            2000          1999

OPERATIONS                                                                      ($ in Thousands)
Net investment income (loss) ...............$    (8,462)   $     1,766    $    (2,829)   $     1,832    $   (30,643)   $   (18,074)
Net realized gain on investments and
  foreign currency transactions ............    400,838        754,322        378,972        126,044      1,120,466      1,118,381
Change in net unrealized appreciation
  (depreciation) on investments and
  translation of assets
  and liabilities in foreign currencies ....    170,802        987,503        272,192        138,185       (172,329)     1,113,300
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets
  resulting from operations ................    563,178      1,743,591        648,335        266,061        917,494      2,213,607
                                            -----------    -----------    -----------    -----------    -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...........................       --          (19,060)          (590)        (1,950)          --               (7)
  Advisor Class ............................       --               (1)          --             --             --             --
  Institutional Class ......................       --               (1)          --             --             --             --
In excess of net investment income:
  Investor Class ...........................       --             --           (2,849)          --             --             --
  Advisor Class ............................       --             --             --             --             --             --
  Institutional Class ......................       --             --               (1)          --             --             --
From net realized gains
 on investment transactions:
  Investor Class ...........................   (681,129)    (1,107,773)      (114,651)          --       (1,095,493)    (1,171,233)
  Advisor Class ............................       (867)          (328)          (122)          --           (1,720)        (1,110)
  Institutional Class ......................    (12,251)           (34)           (10)          --             (297)           (36)
                                            -----------    -----------    -----------    -----------    -----------    -----------
Decrease in net assets from distributions ..   (694,247)    (1,127,197)      (118,223)        (1,950)    (1,097,510)    (1,172,386)
                                            -----------    -----------    -----------    -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets
  from capital share transactions ..........    162,059      1,127,193        454,665       (242,256)     1,513,459      1,202,428
                                            -----------    -----------    -----------    -----------    -----------    -----------
Net increase in net assets .................     30,990      1,743,587        984,777         21,855      1,333,443      2,243,649

NET ASSETS

Beginning of period ........................  7,336,692      5,593,105      1,001,115        979,260      8,346,842      6,103,193
                                            -----------    -----------    -----------    -----------    -----------    -----------
End of period ..............................$ 7,367,682    $ 7,336,692    $ 1,985,892    $ 1,001,115    $ 9,680,285    $ 8,346,842
                                            ===========    ===========    ===========    ===========    ===========    ===========

Undistributed net investment income ........       --             --             --      $     3,419    $     4,845           --
                                            ===========    ===========    ===========    ===========    ===========    ===========


 26          1-800-345-2021                 See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Select Fund (Select), Heritage Fund (Heritage), and Growth Fund (Growth) (the funds) are three of the fourteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


                                              www.americancentury.com      27


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class, the Advisor Class and Institutional Class is 1.00%, 0.75%, and 0.80%, respectively, for each of the funds.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2000 were $74,358, $8,374, and $99,672 for Select, Heritage, and Growth, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended October 31, 2000, were as follows:

                           SELECT        HERITAGE       GROWTH
                                      (In Thousands)
Purchases .............. $4,974,458     $2,090,645     $9,699,052
===============================================================================
                                      (In Thousands)
Proceeds from sales .... $5,705,063     $1,809,829     $9,604,855

  On October 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                           SELECT        HERITAGE       GROWTH
                                      (In Thousands)
Appreciation ......... 2,288,647,844   505,847,115   2,441,740,768
Depreciation .........   (87,559,805)  (13,204,846)   (303,605,894)
                       -------------  -------------  --------------
Net ..................$2,201,088,039  $492,642,269  $2,138,134,874
                       =============  =============  =============
Federal Tax Cost ..... 5,130,514,580  1,526,530,555  7,695,596,584
                       =============  =============  =============


 28          1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the funds were as follows:
                                                              SELECT                   HERITAGE                   GROWTH
                                                        SHARES      AMOUNT         SHARES      AMOUNT       SHARES       AMOUNT
INVESTOR CLASS                                                                      (In Thousands)

Shares Authorized ..................................    360,000                   354,000                   710,000
                                                    ===========               ===========               ===========
Year ended October 31, 2000
Sold ...............................................     20,269   $1,073,533       59,899    $1,032,958      96,164    $3,174,940
Issued in reinvestment of distributions ............     12,782      655,426        8,241       116,117      34,139     1,060,359
Redeemed ...........................................    (32,635)  (1,732,796)     (41,522)     (701,575)    (86,611)   (2,833,102)
                                                    -----------  -----------  -----------   -----------  -----------  -----------
Net increase (decrease) ............................        416      $(3,837)      26,618      $447,500      43,692     $1,402,197
                                                    ===========  ===========  ===========   ===========  ===========  ===========
Year ended October 31, 1999
Sold ...............................................     23,866    $1,210,467      26,961      $312,108      51,420     $1,481,679
Issued in reinvestment of distributions ............     23,864    1,081,597          179         1,912      44,062      1,134,197
Redeemed ...........................................    (25,239)  (1,278,267)     (48,363)     (556,314)    (49,284)    (1,420,046)
                                                    -----------  -----------  -----------   -----------  -----------  -----------
Net increase (decrease) ............................     22,491   $1,013,797      (21,223)    $(242,294)     46,198     $1,195,830
                                                    ===========  ===========  ===========   ===========  ===========  ===========

ADVISOR CLASS                                                                       (In Thousands)
Shares Authorized ..................................    100,000                   105,000                   210,000
                                                    ===========               ===========                ===========  ===========
Year ended October 31, 2000
Sold ...............................................        543       $29,065          51         $899          627        $20,908
Issued in reinvestment of distributions ............         17          844            9          120           54          1,687
Redeemed ...........................................       (289)     (15,282)         (29)        (521)        (288)        (9,329)
                                                    -----------  -----------  -----------   -----------  -----------  -----------
Net increase .......................................        271       $14,627          31         $498          393        $13,266
                                                    ===========  ===========  ===========   ===========  ===========  ===========
Year ended October 31, 1999
Sold ...............................................        193       $9,734          225       $2,737          356        $10,388
Issued in reinvestment of distributions ............          7          314           --           --           42          1,087
Redeemed ...........................................        (75)      (3,833)        (218)      (2,701)        (192)        (5,674)
                                                    -----------  -----------  -----------   -----------  -----------  -----------
Net increase .......................................        125       $6,215            7       $   36          206      $   5,801
                                                    ===========  ===========  ===========   ===========  ===========  ===========

INSTITUTIONAL CLASS                                                                 (In Thousands)
Shares Authorized ..................................     40,000                    41,000                    80,000
                                                    ===========               ===========                ===========  ===========
Year ended October 31, 2000
Sold ...............................................      3,636     $194,046          789      $12,901        3,335       $105,632
Issued in reinvestment of distributions ............        239       12,248            1           11           10            297
Redeemed ...........................................     (1,029)     (55,025)        (363)      (6,245)        (237)        (7,933)
                                                    -----------  -----------  -----------   -----------  -----------  -----------
Net increase .......................................      2,846     $151,269          427  $6,667            3,108         $97,996
                                                    ===========  ===========  ===========   ===========  ===========  ===========
Year ended October 31, 1999
Sold ...............................................      2,398     $122,740            5          $56          117         $3,195
Issued in reinvestment of distributions ............          1           35           --           --            1             35
Redeemed ...........................................       (300)     (15,594)          (5)         (54)         (89)        (2,433)
                                                    -----------  -----------  -----------   -----------  -----------  -----------
Net increase .......................................      2,099     $107,181            0          $ 2           29        $   797
                                                    ===========  ===========  ===========   ===========  ===========  ===========


                                          www.americancentury.com          29


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

OCTOBER 31, 2000
--------------------------------------------------------------------------------
5. BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2000.


 30      1-800-345-2021


Select--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                     Investor Class
                                               2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period .....$   53.32     $   49.54     $   48.18     $   41.52     $   39.52
                                          ---------     ---------     ---------     ---------     ---------
Income From Investment Operations
  Net Investment Income (Loss)(1) ........    (0.06)         0.01          0.12          0.15          0.20
  Net Realized and Unrealized Gain
    on Investment Transactions ...........     4.04         13.73          9.37         10.51          6.73
                                          ---------     ---------     ---------     ---------     ---------
  Total From Investment Operations .......     3.98         13.74          9.49         10.66          6.93
                                          ---------     ---------     ---------     ---------     ---------
Distributions
  From Net Investment Income .............     --           (0.17)        (0.20)        (0.32)        (0.27)
  From Net Realized Gains
    on Investment Transactions ...........    (5.10)        (9.79)        (7.93)        (3.68)        (4.66)
                                          ---------     ---------     ---------     ---------     ---------
  Total Distributions ....................    (5.10)        (9.96)        (8.13)        (4.00)        (4.93)
                                          ---------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period ...........$   52.20     $   53.32     $   49.54     $   48.18     $   41.52
                                          =========     =========     =========     =========     =========
  Total Return(2) ........................     7.64%        31.22%        22.96%        27.89%        19.76%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..................     1.00%         1.00%         1.00%         1.00%         1.00%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...........    (0.11)%        0.03%         0.25%         0.33%         0.50%
Portfolio Turnover Rate ..................       67%          130%          165%           94%          105%
Net Assets, End of Period (in millions) ..$   7,086     $   7,216     $   5,591     $   4,769     $   4,039

(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements         www.americancentury.com          31


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                  Advisor Class
                                                                  2000           1999          1998          1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .........................$    53.19     $    49.44    $    48.16    $    49.43
                                                              ----------     ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income (Loss)(2) ............................     (0.21)         (0.13)         --           (0.02)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ...............................      4.13          13.71          9.37         (1.25)
                                                              ----------     ----------    ----------    ----------
  Total From Investment Operations ...........................      3.92          13.58          9.37         (1.27)
                                                              ----------     ----------    ----------    ----------
Distributions
  From Net Investment Income .................................      --            (0.04)        (0.16)         --
  From Net Realized Gains on Investment Transactions .........     (5.10)         (9.79)        (7.93)         --
                                                              ----------     ----------    ----------    ----------
  Total Distributions ........................................     (5.10)         (9.83)        (8.09)         --
                                                              ----------     ----------    ----------    ----------
Net Asset Value, End of Period ...............................$    52.01     $    53.19    $    49.44    $    48.16
                                                              ==========     ==========    ==========    ==========
  Total Return(3) ............................................      7.54%         30.87%        22.67%        (2.57)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ............      1.25%          1.25%         1.25%         1.25%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets ..     (0.36)%        (0.22)%        --      (0.17)%(4)
Portfolio Turnover Rate ......................................        67%           130%          165%           94%(5)
Net Assets, End of Period (in thousands) .....................$   22,239     $    8,369    $    1,617    $    1,289

(1)  August 8, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period August 8, 1997 through October 31, 1997.


 32          1-800-345-2021                 See Notes to Financial Statements


Select--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                        Institutional Class
                                                                        2000            1999            1998            1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................   $     53.41     $     49.63     $     48.24     $     40.56
                                                                    -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income(2) ......................................          0.04            0.02            0.22            0.13
  Net Realized and Unrealized Gain on Investment Transactions ...          4.01           13.83            9.37            7.55
                                                                    -----------     -----------     -----------     -----------
  Total From Investment Operations ..............................          4.05           13.85            9.59            7.68
                                                                    -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income ....................................          --             (0.28)          (0.27)           --
  From Net Realized Gains on Investment Transactions ............         (5.10)          (9.79)          (7.93)           --
                                                                    -----------     -----------     -----------     -----------
  Total Distributions ...........................................         (5.10)         (10.07)          (8.20)           --
                                                                    -----------     -----------     -----------     -----------
Net Asset Value, End of Period ..................................   $     52.36     $     53.41     $     49.63     $     48.24
                                                                    ===========     ===========     ===========     ===========
  Total Return(3) ...............................................          7.77%          31.47%          23.22%          18.93%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............          0.80%           0.80%           0.80%           0.80%(4)
Ratio of Net Investment Income to Average Net Assets ............          0.09%           0.23%           0.45%           0.45%(4)
Portfolio Turnover Rate .........................................            67%            130%            165%             94%(5)
Net Assets, End of Period (in thousands) ........................   $   259,092     $   112,293     $       173     $    11,486

(1)  March 13, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period March 13, 1997 through October 31, 1997.


See Notes to Financial Statements         www.americancentury.com          33


Heritage--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                      Investor Class
                                                           2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................  $13.02        $9.98        $14.86        $12.24         $11.75
                                                         -------     --------      --------      --------       --------
Income From Investment Operations
  Net Investment Income (Loss)(1) ......................  (0.03)         0.02          0.03          0.01             --
  Net Realized and Unrealized Gain (Loss)
     on Investment Transactions ........................   7.63          3.04         (2.14)         3.41           1.15
                                                         -------     --------      --------      --------       --------
  Total From Investment Operations .....................   7.60          3.06         (2.11)         3.42           1.15
                                                         -------     --------      --------      --------       --------
Distributions
  From Net Investment Income ...........................  (0.01)        (0.02)        (0.07)        (0.09)        (0.05)
  In Excess of Net Investment Income ...................  (0.03)           --            --            --            --
  From Net Realized Gains on Investment Transactions ...  (1.48)           --         (2.70)        (0.71)        (0.61)
                                                         -------     --------      --------      --------       --------
  Total Distributions ..................................  (1.52)        (0.02)        (2.77)        (0.80)        (0.66)
                                                         -------     --------      --------      --------       --------
Net Asset Value, End of Period .........................  $19.10       $13.02         $9.98        $14.86         $12.24
                                                         =======     ========      ========      ========       ========
  Total Return(2) ......................................  62.61%        30.71%      (15.87)%        29.56%        10.44%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......   1.00%         1.00%         1.00%         1.00%         0.99%
Ratio of Net Investment Income
  (Loss) to Average Net Assets ......................... (0.17)%         0.19%         0.29%         0.05%           --
Portfolio Turnover Rate ................................    119%          134%          148%           69%          122%
Net Assets, End of Period (in millions) ................  $1,975        $1,000          $978        $1,321        $1,083

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


 34          1-800-345-2021                 See Notes to Financial Statements


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                Advisor Class
                                                               2000          1999          1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................  $12.98        $9.96        $14.85         $14.23
                                                             --------     --------      --------      --------
Income From Investment Operations
  Net Investment Income (Loss)(2) ...........................   (0.07)       (0.01)         0.02          (0.01)
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ..............................    7.62         3.03         (2.14)          0.63
                                                             --------     --------      --------      --------
  Total From Investment Operations ..........................    7.55         3.02         (2.12)          0.62
                                                             --------     --------      --------      --------
Distributions
  From Net Investment Income ................................      --(3)        --(3)      (0.07)            --
  In Excess of Net Investment Income ........................      --(3)        --            --             --
  From Net Realized Gains on Investment Transactions ........   (1.48)          --         (2.70)            --
                                                             --------     --------      --------      --------
  Total Distributions .......................................   (1.48)          --         (2.77)            --
                                                             --------     --------      --------      --------
Net Asset Value, End of Period ..............................  $19.05       $12.98         $9.96         $14.85
                                                             ========     ========      ========      ========
  Total Return(4) ...........................................   62.26%        30.37%      (16.03)%         4.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........    1.25%         1.25%         1.25%       1.25%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets..  (0.42)%       (0.06)%         0.04%     (0.23)%(5)
Portfolio Turnover Rate .....................................     119%          134%          148%         69%(6)
Net Assets, End of Period (in thousands) ....................   $2,127        $1,060          $748          $120

(1)  July 11, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period July 11, 1997 through October 31, 1997.


See Notes to Financial Statements         www.americancentury.com          35


Heritage--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                             Institutional Class
                                                               2000          1999          1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................  $13.04       $10.00        $14.87         $13.60
                                                             --------     --------      --------      --------
Income From Investment Operations
  Net Investment Income (Loss)(2) ...........................      --(3)      0.04          0.06           0.01
  Net Realized and Unrealized Gain (Loss)
    on Investment Transactions ..............................    7.65         3.04         (2.14)          1.26
                                                             --------     --------      --------      --------
  Total From Investment Operations ..........................    7.65         3.08         (2.08)          1.27
                                                             --------     --------      --------      --------
Distributions
  From Net Investment Income ................................   (0.01)       (0.04)        (0.09)            --
  In Excess of Net Investment Income ........................   (0.06)          --            --             --
  From Net Realized Gains on Investment Transactions ........   (1.48)          --         (2.70)            --
                                                             --------     --------      --------      --------
  Total Distributions .......................................   (1.55)       (0.04)        (2.79)            --
                                                             --------     --------      --------      --------
Net Asset Value, End of Period ..............................  $19.14       $13.04        $10.00         $14.87
                                                             ========     ========      ========      ========
  Total Return(4) ...........................................   63.00%        30.92%      (15.67)%         9.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........    0.80%         0.80%         0.80%       0.80%(5)
Ratio of Net Investment Income to Average Net Assets ........    0.03%         0.39%         0.49%       0.21%(5)
Portfolio Turnover Rate .....................................     119%          134%          148%         69%(6)
Net Assets, End of Period (in thousands) ....................   $8,302           $92           $70          $129

(1)  June 16, 1997 (commencement of sale) through October 31,
1997.

(2) Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than
$0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period June 16, 1997 through October 31,
1997.


 36          1-800-345-2021                 See Notes to Financial Statements


Growth--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                                      Investor Class
                                                                2000          1999          1998          1997          1996
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................  $31.60       $28.03        $27.86        $22.21         $23.88
                                                             --------     --------      --------      --------       --------
Income From Investment Operations
  Net Investment Income (Loss)(1) ...........................  (0.10)        (0.07)        (0.01)         0.01          (0.01)
  Net Realized and Unrealized Gain
    on Investment Transactions ..............................   3.73          9.03          4.35          6.07           1.47
                                                             --------     --------      --------      --------       --------
  Total From Investment Operations ..........................   3.63          8.96          4.34          6.08           1.46
                                                             --------     --------      --------      --------       --------
Distributions
  From Net Investment Income ................................     --            --            --         (0.18)         (0.07)
  From Net Realized Gains on Investment Transactions ........  (4.14)        (5.39)        (4.17)        (0.25)         (2.98)
  In Excess of Net Realized Gains
    on Investment Transactions ..............................     --            --            --            --          (0.08)
                                                             --------     --------      --------      --------       --------
  Total Distributions .......................................  (4.14)        (5.39)        (4.17)        (0.43)         (3.13)
                                                             --------     --------      --------      --------       --------
Net Asset Value, End of Period ..............................  $31.09       $31.60        $28.03        $27.86         $22.21
                                                             ========     ========      ========      ========       ========
  Total Return(2) ...........................................  11.49%        36.31%        18.53%        27.85%          8.18%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........   1.00%         1.00%         1.00%         1.00%          1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets.. (0.30)%       (0.24)%       (0.02)%         0.02%        (0.10)%
Portfolio Turnover Rate .....................................    102%           92%          126%           75%           122%
Net Assets, End of Period (in millions) .....................  $9,557        $8,333        $6,097        $5,113         $4,765

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements         www.americancentury.com          37


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                 Advisor Class
                                                                2000          1999          1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ........................  $31.52       $27.97        $27.84        $24.36
                                                             --------     --------      --------      --------
Income From Investment Operations
  Net Investment Income (Loss)(2) ...........................   (0.19)       (0.15)        (0.08)        (0.06)
  Net Realized and Unrealized Gain
    on Investment Transactions ..............................    3.73         9.02          4.35          3.54
                                                             --------     --------      --------      --------
  Total From Investment Operations ..........................    3.54         8.87          4.27          3.48
                                                             --------     --------      --------      --------
Distributions
  From Net Realized Gains on Investment Transactions ........   (4.05)       (5.32)        (4.14)           --
                                                             --------     --------      --------      --------
Net Asset Value, End of Period ..............................  $31.01       $31.52        $27.97        $27.84
                                                             ========     ========      ========      ========
  Total Return(3) ...........................................   11.23%       35.93%        18.23%        14.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........    1.25%        1.25%         1.25%       1.25%(4)
Ratio of Net Investment Loss to Average Net Assets ..........  (0.55)%      (0.49)%       (0.27)%     (0.47)%(4)
Portfolio Turnover Rate .....................................     102%          92%          126%         75%(5)
Net Assets, End of Period (in thousands) ....................  $24,750      $12,759        $5,520        $2,200

(1)  June 4, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period June 4, 1997 through October 31, 1997.


 38          1-800-345-2021                See Notes to Financial Statements


Growth--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)


                                                                            Institutional Class
                                                               2000          1999          1998        1997(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ........................  $31.66       $28.08        $27.88        $25.75
                                                             --------     --------      --------      --------
Income From Investment Operations
  Net Investment Income (Loss)(2) ...........................   (0.03)       (0.03)         0.05          0.01
  Net Realized and Unrealized Gain
    on Investment Transactions ..............................    3.72         9.07          4.34          2.12
                                                             --------     --------      --------      --------
  Total From Investment Operations ..........................    3.69         9.04          4.39          2.13
                                                             --------     --------      --------      --------
Distributions
  From Net Realized Gains on Investment Transactions ........   (4.20)       (5.46)        (4.19)           --
                                                             --------     --------      --------      --------
Net Asset Value, End of Period ..............................  $31.15       $31.66        $28.08        $27.88
                                                             ========     ========      ========      ========
  Total Return(3) ...........................................   11.70%       36.62%        18.77%        8.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...........    0.80%        0.80%         0.80%      0.80%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets..  (0.10)%      (0.04)%         0.18%      0.07%(4)
Portfolio Turnover Rate .....................................     102%          92%          126%        75%(5)
Net Assets, End of Period (in thousands) ....................  $98,239       $1,453          $465         $171

(1)  June 16, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio Turnover is calculated at the fund level. Percentage indicated was calculated for the period June 16, 1997 through October 31, 1997.


See Notes to Financial Statements         www.americancentury.com          39


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Mutual Funds, Inc:

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Select Fund, Heritage Fund and Growth Fund, (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Select Fund, Heritage Fund and Growth Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


 40      1-800-345-2021


Proxy Voting Results
--------------------------------------------------------------------------------

    A special meeting of shareholders for the Select Fund and Heritage Fund, was held on June 16, 2000, to vote on the following proposal. The proposal received the required majority of votes and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL:

    To eliminate the fundamental investment policy that eighty percent (80%) of Select Fund's and sixty percent (60%) of Heritage Fund's assets must be invested in securities of companies that pay regular dividends, or have committed to pay dividends, or otherwise produce income.

                          SELECT             HERITAGE
    For:                88,545,908          72,721,114
    Against:            10,155,097           3,420,629
    Abstain:             3,387,687             778,345


                                              www.americancentury.com      41


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


 42      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY SELECT seeks large, established companies that show accelerating growth rates. The established nature of the companies in which Select invests helps lessen the fund's short-term price fluctuations.

     AMERICAN CENTURY HERITAGE seeks smaller and midsized firms showing accelerating growth rates. With this investment approach, Heritage should display somewhat more price variability -- and greater long-term growth potential -- than Select. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies.

     AMERICAN CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or midsized firms.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 Index represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 1000 INDEX, created by the Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization).

     The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

PORTFOLIO MANAGERS

  Select
       JERRY SULLIVAN
       KENNETH CRAWFORD

  Heritage
       LINDA PETERSON, CFA
       KURT STALZER

  Growth
       C. KIM GOODWIN
       GREG WOODHAMS, CFA
       PRESCOTT LEGARD, CFA


                                              www.americancentury.com      43


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 31-39.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


 44      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                              www.americancentury.com      45


Notes
--------------------------------------------------------------------------------


 46      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                              www.americancentury.com      47


Notes
--------------------------------------------------------------------------------


 48      1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0012                                 American Century Investment Services, Inc.
SH-ANN-23033                      (c)2000 American Century Services Corporation

[front cover]

October 31, 2000

                                AMERICAN CENTURY
                                 ANNUAL REPORT

[graphic of runners]
[graphic of person looking at computer screen]

Ultra(reg.sm)
Vista

                                  [american century logo and text logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

REVIEW THE DAY'S MARKET ACTIVITY AT WWW.AMERICANCENTURY.COM

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

INFORMATION AND ADVANCE NOTICE

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

REVIEW THE WEEK

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

EASY TO FIND

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

ULTRA
(TWCUX)
--------------------------
VISTA
(TWCVX)
--------------------------

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year covered in this report was among the more remarkable in the market's recent history. Investors witnessed a stunning advance during the first half, followed by a swift and dramatic retreat from record-breaking heights. The reversal was the result of a convergence of several factors, among them concern about a slowing economy, rising interest rates and richly priced technology stocks. As our portfolio managers discuss in their investment reviews, we believe that stock prices ultimately depend on earnings, and our growth funds steadfastly follow a disciplined approach to find successful, growing companies. We think investors in our growth funds are best served by that philosophy, no matter how volatile the market.

     Turning to corporate matters, we are pleased to announce that senior vice president and lead portfolio manager C. Kim Goodwin has been named co-chief investment officer for American Century's domestic growth equity discipline. An investment professional with 13 years of portfolio management experience, Goodwin shares this position with Jim Stowers III. She will continue to serve on the investment team for American Century Growth, a fund she's co-managed since 1997.

     In her new role, Goodwin manages the teams responsible for the Growth, Select, Ultra, Vista, Giftrust, Heritage, New Opportunities, Life Sciences and Technology funds. She also joins the Investment Oversight Committee, a group of senior executives who monitor the performance of the company's equity and fixed income disciplines.

     In other corporate news, we chose to share the chairman of the board responsibilities and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot Funds.

     We appreciate your continued confidence in American Century.

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Founder and Chairman of the Board       Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

ULTRA
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

VISTA
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Portfolio at a Glance ..................................................   11
   Top Ten Holdings .......................................................   12
   Top Five Industries ....................................................   12
   Types of Investments ...................................................   13
   Schedule of Investments ................................................   14

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   16
   Statement of Operations ................................................   17
   Statement of Changes
      in Net Assets .......................................................   18
   Notes to Financial
      Statements ..........................................................   19
   Financial Highlights ...................................................   23
   Independent Auditors'
      Report ..............................................................   29

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   30
   Background Information
      Investment Philosophy
         and Policies .....................................................   31
      Comparative Indices .................................................   31
      Portfolio Managers ..................................................   31
   Glossary ...............................................................   32


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* 2000 has presented investors with two very different stock markets. Until March 10, investors seemed interested only in "TMT" stocks--those of technology, media, and telecommunications companies. The Nasdaq sprinted ahead 24%, buoyed by corporate technology spending, a wave of foreign money moving into U.S. stocks, and investor enthusiasm for any company with a ".com" at the end of its name. If you had anything to do with the Internet, it seemed, no price was too high for your shares.

* Since then, though, investors have been painfully reminded that earnings do matter. Equity valuations across technology have fallen, as evidenced by the Nasdaq's 33% decline from its March 10 high. A newfound focus on valuations and earnings has resulted in a broadening of the market across company size, style, and sector. That broadening, though, has been accompanied by rising volatility that is well above the historical averages for the S&P 500 and the Nasdaq.

ULTRA

* Ultra gained 9.81% for the 12 months ended October 31, 2000, outperforming its benchmark, the S&P 500, which was up 6.09%.

* Ultra seeks high-quality companies that are growing at an accelerating rate. Over the year, its strongest contributors included financial services firms, growth companies involved in computer hardware and software (especially for high-capacity data storage), pharmaceuticals, and businesses in the energy field.

* On the minus side, the fund's progress was slowed by individual securities in technology, led by Qualcomm, the wireless communications company, Dell Computer, and Intel. Core holding Time Warner, the entertainment conglomerate, also detracted from performance, as investors weighed its planned merger with America Online.

VISTA

* Vista gained 66.16% during the year, more than double the increase posted by its benchmark, the Russell 2500 Growth Index, which was up 29.71%.

* Technology stocks drove the market during the first six months of the year, before faltering during the second half. Vista benefited from technology's advance, and was able to protect its early gains, thanks partly to avoiding speculative Internet companies that fell the hardest.

* Vista trimmed its technology holdings during the period, but tech remained the fund's largest sector weighting. The health care, energy and financial sectors took on larger roles and were among the fund's strongest contributors.

[left margin]

                                  ULTRA(1)
                                  (TWCUX)

       TOTAL RETURNS:                            AS OF 10/31/00
          6 Months                                       -8.13%(2)
          1 Year                                          9.81%
       INCEPTION DATE:                                  11/2/81
       NET ASSETS:                                $39.7 billion(3)

                                  VISTA(1)
                                  (TWCVX)

       TOTAL RETURNS:                            AS OF 10/31/00
          6 Months                                       -0.45%(2)
          1 Year                                         66.16%
       INCEPTION DATE:                                 11/25/83
       NET ASSETS:                                 $2.4 billion(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor, Advisor, and Institutional classes.

Investment terms are defined in the Glossary on pages 32-33.


2      1-800-345-2021


Market Perspective from James E. Stowers III and C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin and James E. Stowers III]
C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities

     2000 has challenged equity investors with two very different stock markets. Until March 10, we had what amounted to a one-sector economy as investors heard only the siren song of technology. The Nasdaq sprinted ahead 24%, buoyed by corporate tech spending, a continuing flood of foreign money attracted by a strong U.S. economy, and what could only be called a speculative bubble. Many said we had crossed into a new economy, one highlighted by technology, media, and telecommunications firms. If you had anything to do with the Internet, no price was too high for your shares. Earnings didn't seem to matter either in this new era. You could succeed simply by putting ".com" at the end of your name.

     But bubbles puncture easily. In the face of rising short-term interest rates, skyrocketing energy costs, and a weak euro, the economy and corporate earnings began to slow. From mid-March forward, investors have been reminded that earnings do matter, and it's been a punishing lesson. Equity valuations have fallen, as evidenced by the Nasdaq's more than 33% tumble from its March high--a decline more severe than its drop (as well as those of the Dow Jones Industrial Average, the S&P 500 or the NYSE Composite) during the October 1987 market crash.

     A newfound focus on valuation and earnings has resulted in a broadening of the market across company size, style, and sector. Albeit modestly, smaller companies have outperformed larger companies year-to-date. In addition, value equities have outperformed growth equities so far in 2000 for the first time in six calendar years. Finally, since mid-year, twice as many sectors of the S&P 500 have outperformed the index than in the previous 18 months.

     The trade-off to the market's broadening might be the perpetuation of rising volatility--volatility in the S&P 500 and Nasdaq that is almost twice and more than three times their historical averages, respectively. Combine nearly instant dissemination of information, declining commission costs, recent regulations regarding the flow of information and more than $1.7 trillion in 401(k) and other investor-controlled assets, and you have a recipe for "ready, fire, aim" investing.

     All of this, we think, puts us in a market where the best results will be earned by investors who can identify companies that can sustain their growth. This is the foundation of the investment strategy that drives our domestic growth equity funds.

[right margin]

"A NEWFOUND FOCUS ON VALUATION AND EARNINGS HAS RESULTED IN A BROADENING OF THE MARKET ACROSS COMPANY SIZE, STYLE, AND SECTOR."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

S&P 500               6.09%
S&P MIDCAP 400       31.65%
RUSSELL 2000         17.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

[data for line chart below]

                    S&P 500      S&P Mid-Cap 400      Russell 2000
10/31/1999           $1.00            $1.00              $1.00
11/30/1999           $1.02            $1.05              $1.06
12/31/1999           $1.08            $1.12              $1.18
 1/31/2000           $1.03            $1.08              $1.16
 2/29/2000           $1.01            $1.16              $1.35
 3/31/2000           $1.11            $1.26              $1.26
 4/30/2000           $1.07            $1.21              $1.19
 5/31/2000           $1.05            $1.20              $1.12
 6/30/2000           $1.08            $1.22              $1.22
 7/31/2000           $1.06            $1.23              $1.18
 8/31/2000           $1.12            $1.37              $1.27
 9/30/2000           $1.07            $1.36              $1.23
10/31/2000           $1.06            $1.32              $1.17

Value on 10/31/00
S&P 500             $1.06
S&P Mid-Cap 400     $1.32
Russell 2000        $1.17

Investment terms are defined in the Glossary on pages 31-33.


                                                 www.americancentury.com      3


Ultra--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                               INVESTOR CLASS             ADVISOR CLASS           INSTITUTIONAL CLASS
                            (INCEPTION 11/2/81)        (INCEPTION 10/2/96)        (INCEPTION 11/14/96)

                            ULTRA       S&P 500        ULTRA       S&P 500        ULTRA        S&P 500

6 MONTHS(1) ..............  -8.13%       -1.03%        -8.21%       -1.03%        -8.08%        -1.03%
1 YEAR ...................   9.81%        6.09%         9.72%        6.09%         9.87%         6.09%

AVERAGE ANNUAL RETURNS

3 YEARS ..................  21.22%       17.60%        21.01%       17.60%        21.41%        17.60%
5 YEARS ..................  18.81%       21.67%          --           --            --            --
10 YEARS .................  24.43%       19.44%          --           --            --            --
LIFE OF FUND .............  18.36%       17.45%        20.19%       21.41%(2)     20.06%        19.97%

(1)  Returns for periods less than one year are not annualized.

(2) Since 9/30/96, the date nearest the class's inception for which data are available.

See pages 30-33 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

[data for mountain chart below]

                       Ultra              S&P 500
Date                   Value               Value
10/31/1990            $10,000             $10,000
10/31/1991            $20,152             $13,350
10/31/1992            $20,061             $14,680
10/31/1993            $28,042             $16,873
10/31/1994            $27,458             $17,526
10/31/1995            $37,588             $22,160
10/31/1996            $41,644             $27,500
10/31/1997            $49,951             $36,330
10/31/1998            $58,748             $44,319
10/31/1999            $81,037             $55,696
10/31/2000            $88,974             $59,088

$10,000 investment made 10/31/90

Value on 10/31/00
Ultra           $88,974
S&P 500         $59,088

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500 Index is provided for comparison in each graph. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

[data for bar chart below]

                     Ultra        S&P 500 Index
Date                Return           Return

10/31/1991          101.51%          33.50%
10/31/1992           -0.45%           9.93%
10/31/1993           39.78%          14.89%
10/31/1994           -2.08%           3.87%
10/31/1995           36.89%          26.36%
10/31/1996           10.79%          24.03%
10/31/1997           19.95%          32.10%
10/31/1998           17.61%          21.96%
10/31/1999           37.94%          25.67%
10/31/2000            9.81%           6.09%


4      1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------

[photo of John Sykora, Jim Stowers III, and Bruce Wimberly]

     An interview with John Sykora, Jim Stowers III, and Bruce Wimberly, portfolio managers on the Ultra investment team.

HOW DID ULTRA PERFORM FOR THE 12 MONTHS ENDED OCTOBER 31, 2000?

     Ultra gained 9.81% for the period, outperforming its benchmark, the Standard & Poor's 500 Index, which was up 6.09%.*

     In the six months since our last report--a period that saw investors retreat from growth stocks in general and technology companies in particular--Ultra was down 8.13%, while the S&P 500 fell 1.03%.

     Looking longer-term, investors who have been in Ultra for the past three years have received an annualized return on their investment of 21.22%, versus 17.60% for the S&P 500. Over the past ten years, Ultra has provided an annualized return of 24.43%, while the S&P 500 has averaged 19.44%.

BEFORE YOU DISCUSS ULTRA'S PORTFOLIO, COULD YOU BRIEFLY OUTLINE THE GROWTH STRATEGY YOU FOLLOW?

     Our investment philosophy centers on owning growing businesses. In fact, our proprietary database is designed to identify companies whose earnings and revenues are growing at an accelerating rate. We'll only own a company, though, if we're convinced that it can sustain its growth into the future, and we do a tremendous amount of analysis to arrive at that conclusion.

     Our disciplined investment process leads us to companies whose businesses are steadily improving. (Incidentally, a company whose earnings are negative but improving is also attractive to us.) Companies showing the business momentum we require often have other common characteristics as well. For example, demand for their products, services, or technology tends to be strong (or is just beginning to show strength). In addition, they often show a growing dominance in their respective industries, and their market shares tend to be rising as they continue to grow their businesses at faster rates.

     A look at our top-ten holdings on the next page shows that Ultra's investments are concentrated in companies we believe have the best chance of continuing their strong earnings growth. We think that taking large positions in decidedly successful companies is the best way to generate superior returns over time.

TURNING TO ULTRA'S PORTFOLIO, CAN YOU ELABORATE ON THE CURRENT THEMES SURROUNDING YOUR INVESTMENTS?

     While no one can predict the future, we think the long-term promise that the Internet holds for equity investors is still very real. One must look hard to find a major business not doing business on the Internet. That's why three of our high-confidence holdings are America Online (AOL), Time Warner, and EMC Corp.

     If you're one of AOL's 25 million subscribers, you've probably stayed with this country's largest Internet provider because it continually introduces new and better services. The

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE THINK THAT TAKING LARGE POSITIONS IN DECIDEDLY SUCCESSFUL COMPANIES IS THE BEST WAY TO GENERATE SUPERIOR RETURNS OVER TIME."

PORTFOLIO AT A GLANCE
                                                10/31/00          10/31/99
NO. OF COMPANIES                                   88                68
P/E RATIO                                         49.1              48.6
MEDIAN MARKET                                    $30.4             $65.2
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                   $140              $145
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                                 62%               42%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               0.99%             1.00%

Investment terms are defined in the Glossary on pages 32-33.


                                                 www.americancentury.com      5


Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

latest innovations are AOL by Phone, which enables cell phone users to hear their email, and new multimedia software that lets consumers listen to music or watch video clips on their mobile phones.

     AOL is in the process of acquiring another successful company, Time Warner, the world's largest media and entertainment company. Both firms lead their respective industries. Together, their combination would form a content-rich Internet provider with a high-capacity communications path to and from millions of cable households in the United States. With the technology and distribution points in place, it's our view that content is going to play a major role in many companies' future success on the Internet.

     EMC, another long-time member of Ultra's portfolio, is the acknowledged leader in high-capacity computer hardware and software that store the huge amounts of data being generated and carried on the Internet. EMC's accelerating growth stems from business after business setting up e-commerce operations. Its third-quarter profits rose by 55%, and the future for storage equipment continues to look promising. EMC recently sponsored a study at the University of California at Berkeley to analyze trends in digital data generation. According to the study, over the past 300,000 years, humanity has accumulated 12 exabytes of information. An exabyte is a 1 followed by 18 zeroes. The next 12 exabytes of information will be created in three years!

     Unfortunately, not all technology stories have been positive. The last half of the period was not kind to one of our largest holdings, Qualcomm Inc., the wireless communications company whose strong performance highlighted our last report to you. Qualcomm owns patents for CDMA technology, the dominant digital technology used in cell phones. The stock, the top-performer in the S&P 500 for 1999, declined in the spring when the Korean government banned cellular phone discounts--in one of the largest markets for cellular handsets. Right afterward, China announced it was delaying plans to use Qualcomm's technology in a new wireless network. Qualcomm's problems were a factor in Ultra's underperformance during the past six months.

FINANCIALS REPRESENT ANOTHER BROAD THEME. WHERE ARE YOU FINDING STRONG GROWTH IN THAT SECTOR?

     Helped by a stabilizing interest rate environment, our complement of financial holdings, which has changed little since our last report, contributed the most to performance over the recent six-month period. They were led by American International Group (AIG), our second-largest holding and a long-time contributor for Ultra shareholders. AIG is the largest insurer in the United States and has a strong and profitable global presence. The company's shares rose 38% over the last six months, helped by rising property and casualty rates and increased sales of retirement savings products, primarily annuities.

     Elsewhere in financial services, we were rewarded for our patience with mortgage market participants Fannie Mae and Federal Home Loan Mortgage Corp. (Freddie Mac). The two government-chartered businesses had been slowed by a series of Federal Reserve interest rate hikes. They blossomed over the last six months, however, as Freddie Mac rose 30% and Fannie Mae 27% during a period when many stock market indices declined.

[left margin]

TOP TEN HOLDINGS
                                % OF FUND INVESTMENTS
                                AS OF           AS OF
                              10/31/00         4/30/00

PFIZER, INC.                    7.2%            3.0%
AMERICAN
   INTERNATIONAL
   GROUP, INC.                  6.6%            4.7%
TIME WARNER INC.                6.4%            6.1%
QUALCOMM INC.                   4.3%            6.1%
EMC CORP. (MASS.)               4.2%            4.6%
GENERAL ELECTRIC
   CO. (U.S.)                   3.7%            3.1%
CITIGROUP INC.                  3.6%            2.3%
GEMSTAR INTERNATIONAL
   GROUP LTD.                   3.4%            1.1%
AMERICA ONLINE, INC.            3.4%            3.3%
CISCO SYSTEMS INC.              3.1%            3.8%

TOP FIVE INDUSTRIES
                                % OF FUND INVESTMENTS
                                AS OF           AS OF
                              10/31/00         4/30/00

COMPUTER SOFTWARE               13.0%            7.9%
DRUGS                           10.4%            7.4%
MEDIA                            9.8%           11.2%
PROPERTY AND
   CASUALTY INSURANCE            7.3%            5.0%
FINANCIAL SERVICES               7.3%            7.3%


6        1-800-345-2021


Ultra--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER MOVES DID YOU MAKE OVER THE RECENT PERIOD?

     A combination of additional investments and good performance lifted our health care stake, which was concentrated in pharmaceuticals. When it comes to drug companies, we look for strong firms with active product pipelines--drugs in advanced testing stages. We have the majority of our health care investments in two companies, Pfizer Inc., the fund's largest holding, and Amgen.

     Pfizer, the world's largest drug maker, bought competitor Warner-Lambert in June, gaining Warner-Lambert's successful cholesterol drug, Lipitor, in the process. Pfizer's drug stable includes the impotence drug, Viagra; Norvesc, which treats blood pressure; and Celebrex, an arthritis medicine. The company is in final testing for a drug to treat schizophrenia.

     Amgen is the world's biggest biotechnology company. It is best known for oncology drugs, such as Epogen, which treats anemia resulting from chemotherapy, and Neupogen, which stimulates white blood cells. The company has a strong new product pipeline and plans to introduce four new drugs in the next two years.

WITHOUT MAKING A PREDICTION, WHAT'S YOUR BEST THINKING ABOUT ULTRA AND THE MARKET AS YOU LOOK FORWARD?

     The economy is slowing down. We're seeing revenue growth decline in a number of industries, and most observers look for single-digit corporate earnings growth for the S&P 500 Index in 2001.

     In such an environment, companies with predictable earnings growth are likely to become both more scarce and more valued. We think this would play to Ultra's strength--a portfolio of strong, well-managed companies with sustainable growth prospects.

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                        AS OF OCTOBER 31, 2000
* U.S. STOCKS                                                   95.3%
* TEMPORARY CASH INVESTMENTS                                     3.8%
* FOREIGN STOCKS                                                 0.9%

[pie chart]

                                                         AS OF APRIL 30, 2000
* U.S. STOCKS                                                   94.9%
* TEMPORARY CASH INVESTMENTS                                     0.9%
* FOREIGN STOCKS                                                 4.2%

[pie chart]


                                                 www.americancentury.com      7


Ultra--Schedule of Investments
-------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS -- 96.2%

BANKS -- 4.3%
    4,840,000  Bank of New York Co., Inc. (The)                 $   278,603
   27,021,499  Citigroup Inc.                                     1,422,006
                                                           --------------------
                                                                  1,700,609
                                                           --------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 6.1%
      120,000  Brocade Communications System(1)                      27,285
    7,058,900  Dell Computer Corp.(1)                               208,017
   18,607,600  EMC Corp. (Mass.)(1)                               1,657,239
    2,900,000  Palm Inc.(1)                                         155,422
    2,565,000  Research In Motion Ltd.(1)                           256,821
    1,225,000  Sun Microsystems, Inc.(1)                            135,784
                                                           --------------------
                                                                  2,440,568
                                                           --------------------

COMPUTER SOFTWARE -- 13.0%
    3,624,000  Adobe Systems Inc.                                   275,537
    1,200,200  Check Point Software
                  Technologies Ltd.(1)                              190,119
   11,413,400  Electronic Arts Inc.(1)(2)                           570,313
   19,983,500  Gemstar International Group Ltd.(1)(2)             1,369,495
    1,798,600  i2 Technologies, Inc.(1)                             305,706
      105,000  Mercury Interactive Corp.(1)                          11,652
   13,059,500  Microsoft Corp.(1)                                   899,881
   11,545,200  Oracle Corp.(1)                                      380,992
       34,642  Per-Se Technologies, Inc. Warrants(1)                     --
    1,158,000  Rational Software Corp.(1)                            69,154
       80,000  Va Linux Inc.(1)                                       2,323
    7,657,600  Veritas Software Corp.(1)                          1,079,722
                                                           --------------------
                                                                  5,154,894
                                                           --------------------

DEPARTMENT STORES -- 0.6%
    2,165,000  Target Corp.                                          59,808
    3,776,600  Wal-Mart Stores, Inc.                                171,363
                                                           --------------------
                                                                    231,171
                                                           --------------------

DRUGS -- 10.4%
    1,915,000  American Home Products Corp.                         121,603
   11,414,700  Amgen Inc.(1)                                        660,982
      218,000  Genentech, Inc.(1)                                    17,985
    2,958,400  Immunex Corp.(1)                                     125,824
       60,000  Millennium Pharmaceuticals, Inc.(1)                    4,354
   66,145,275  Pfizer, Inc.                                       2,856,649
    3,500,000  Pharmacia Corp.                                      192,500
      334,200  Protein Design Labs, Inc.(1)                          44,981
    4,172,800  Stratus Computer, Inc.(1)                             94,410
                                                           --------------------
                                                                  4,119,288
                                                           --------------------

ELECTRICAL EQUIPMENT -- 5.6%
    1,675,000  ADC Telecommunications Inc.(1)                        35,751
    2,210,000  Celestica Inc.(1)                                    158,844
   22,826,600  Cisco Systems Inc.(1)                              1,229,782
    1,585,000  Flextronics International Ltd. ADR(1)                 60,180
    1,965,000  Jabil Circuit, Inc.(1)                               112,128

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

    3,670,000  JDS Uniphase Corp.(1)                            $   298,990
    1,915,000  Nortel Networks Corp.                                 87,133
      890,000  Sanmina Corp.(1)                                     101,766
    3,470,000  Solectron Corp.(1)                                   152,680
                                                           --------------------
                                                                  2,237,254
                                                           --------------------

ELECTRICAL UTILITIES -- 0.1%
      470,000  Duke Energy Corp.                                     40,626
                                                           --------------------

ENERGY RESERVES & PRODUCTION -- 2.7%
   13,211,000  Enron Corp.                                        1,084,128
                                                           --------------------

FINANCIAL SERVICES -- 7.3%
    8,292,600  American Express Co.                                 497,556
    8,971,600  Fannie Mae                                           690,813
    4,205,500  Federal Home Loan
                  Mortgage Corporation                              252,330
   26,567,500  General Electric Co. (U.S.)                        1,456,231
                                                           --------------------
                                                                  2,896,930
                                                           --------------------

FOOD & BEVERAGE -- 0.6%
    4,045,000  Coca-Cola Company (The)                              244,217
                                                           --------------------

INFORMATION SERVICES -- 0.8%
    1,455,000  CBT Group Public Limited
                  Co. ADR(1)                                         73,023
    2,008,600  Convergys Corp.(1)                                    87,500
    1,985,000  Paychex, Inc.                                        112,586
    1,240,100  Wireless Facilities, Inc.(1)                          61,966
                                                           --------------------
                                                                    335,075
                                                           --------------------

INTERNET -- 4.4%
   26,840,200  America Online, Inc.(1)                            1,353,552
       30,000  Ariba, Inc.(1)                                         3,790
    2,105,000  Portal Software, Inc.(1)                              74,333
    8,865,955  Terra Networks, S.A. ADR                             214,168
      105,000  VeriSign, Inc.(1)                                     13,863
    1,823,800  Yahoo! Inc.(1)                                       106,863
                                                           --------------------
                                                                  1,766,569
                                                           --------------------

MEDIA -- 9.8%
    7,993,160  Clear Channel
                  Communications, Inc.(1)                           480,089
   33,420,000  Time Warner Inc.                                   2,536,912
    2,668,200  Univision Communications Inc. Cl A(1)                102,059
      196,000  Viacom, Inc. Cl A(1)                                  11,221
   13,373,000  Viacom, Inc. Cl B(1)                                 760,589
                                                           --------------------
                                                                  3,890,870
                                                           --------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.1%
    3,965,000  Abbott Laboratories                                  209,402
    9,101,100  Guidant Corp.(1)                                     481,789
   17,088,400  Medtronic, Inc.                                      928,114
                                                           --------------------
                                                                  1,619,305
                                                           --------------------

MULTI-INDUSTRY -- 2.2%
   15,313,920  Tyco International Ltd.                              868,108
                                                           --------------------


8      1-800-345-2021                        See Notes to Financial Statements


Ultra--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

OIL SERVICES -- 1.5%
    2,280,000  Baker Hughes Inc.                                $    78,375
    1,190,000  Global Marine Inc.(1)                                 31,535
      960,000  R&B Falcon Corp.(1)                                   24,000
      790,000  Rowan Companies, Inc.(1)                              19,898
    5,705,000  Schlumberger Ltd.                                    434,293
                                                           --------------------
                                                                     588,101
                                                           --------------------

PROPERTY & CASUALTY INSURANCE -- 7.3%
   26,834,371  American International Group, Inc.                 2,629,769
        4,546  Berkshire Hathaway Inc. Cl A(1)                      289,580
                                                           --------------------
                                                                  2,919,349
                                                           --------------------

SECURITIES & ASSET MANAGEMENT -- 3.3%
    3,065,000  Morgan Stanley Dean Witter & Co.                     246,158
   27,940,000  Schwab (Charles) Corp.                               981,392
    2,405,000  Stilwell Financial Inc.                              107,774
                                                           --------------------
                                                                  1,335,324
                                                           --------------------

SEMICONDUCTOR -- 3.3%
      320,000  Applied Micro Circuits Corp.(1)                       24,460
       90,000  Broadcom Corp.(1)                                     20,011
   14,035,200  Intel Corp.                                          630,707
    2,662,200  Linear Technology Corp.                              171,795
    5,442,200  Maxim Integrated Products, Inc.(1)                   360,716
      605,000  SanDisk Corp.(1)(2)                                   32,500
      455,800  Texas Instruments Inc.                                22,363
      555,000  Xilinx, Inc.(1)                                       40,185
                                                           --------------------
                                                                  1,302,737
                                                           --------------------

SPECIALTY STORES -- 0.6%
    5,824,000  Home Depot, Inc.                                     250,432
                                                           --------------------

TELEPHONE -- 2.7%
   58,863,800  AT&T Corp.-Liberty Media
                  Group Cl A(1)                                   1,059,548
                                                           --------------------

WIRELESS TELECOMMUNICATIONS -- 5.5%
    8,450,000  American Tower Corp. Cl A(1)(2)                      345,922
    4,405,500  Crown Castle International Corp.(1)                  133,679
   26,229,200  QUALCOMM Inc.(1)                                   1,708,177
                                                           --------------------
                                                                  2,187,778
                                                           --------------------

TOTAL COMMON STOCKS & WARRANTS                                   38,272,881
                                                           --------------------
   (Cost $24,193,029)


Principal Amount           ($ in Thousands)                         Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS(3) -- 3.8%
     $ 50,000  FFCB Discount Notes,
                  6.45%, 11/1/00                                $    50,000
       75,000  FHLB Discount Notes,
                  6.37%, 11/8/00                                     74,906
      100,000  FHLB Discount Notes,
                  6.38%, 11/10/00                                    99,839
      280,726  FHLB Discount Notes,
                  6.38%, 11/15/00                                   280,020
      212,000  FHLB Discount Notes,
                  6.38%, 11/17/00                                   211,391
      100,000  FHLB Discount Notes,
                  6.40%, 11/22/00                                    99,623
      100,000  FHLB Discount Notes,
                  6.40%, 11/24/00                                    99,587
       50,000  FHLMC Discount Notes,
                  6.40%, 11/7/00                                     49,946
       50,000  FHLMC Discount Notes,
                  6.39%, 11/14/00                                    49,883
      100,000  FHLMC Discount Notes,
                  6.37%, 11/17/00                                    99,713
      100,000  FHLMC Discount Notes,
                  6.43%, 11/28/00                                    99,516
       90,000  FHLMC Discount Notes,
                  6.42%, 12/19/00                                    89,227
       52,400  FNMA Discount Notes,
                  6.45%, 11/1/00                                     52,400
      142,250  SLMA Discount Notes,
                  6.36%, 11/1/00                                    142,250
                                                           --------------------

TOTAL TEMPORARY CASH INVESTMENTS                                  1,498,301
                                                           --------------------
   (Cost $1,498,303)

TOTAL INVESTMENT SECURITIES -- 100.0%                            $39,771,182
                                                           ====================
   (Cost $25,691,332)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                               ($ in Thousands)
 Contracts             Settlement                             Unrealized
  to Sell                 Date                 Value             Loss
-------------------------------------------------------------------------------
110,208,049  EURO       11/30/00              $93,707           $(409)
                                      =========================================
(Value at settlement date $93,298)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future--and at a prearranged exchange rate.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
SLMA = Student Loan Marketing Association

(1)  Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 2000.)

(3)  Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                www.americancentury.com     9


Vista--Performance
-------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                               INVESTOR CLASS             ADVISOR CLASS           INSTITUTIONAL CLASS
                            (INCEPTION 11/25/83)       (INCEPTION 10/2/96)        (INCEPTION 11/14/96)

                                     RUSSELL 2500               RUSSELL 2500               RUSSELL 2500
                           VISTA     GROWTH INDEX     VISTA     GROWTH INDEX     VISTA     GROWTH INDEX

6 MONTHS(1) ............. -0.45%        -6.08%        -0.62%       -6.08%        -0.28%        -6.08%
1 YEAR .................. 66.16%        29.71%        65.98%       29.71%        66.28%        29.71%

AVERAGE ANNUAL RETURNS

3 YEARS ................. 23.42%        15.36%        23.20%       15.36%        23.62%        15.36%
5 YEARS ................. 15.06%        16.86%          --           --            --            --
10 YEARS ................ 20.12%        19.25%          --           --            --            --
LIFE OF FUND ............ 14.72%        N/A(2)        14.54%       15.67%(3)     17.47%        16.95%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  Benchmark began 1/1/86.

(3) Since 9/30/96, the date nearest the class's inception for which data are available.

(4) Since 11/30/96, the date nearest the class's inception for which data are available.

See pages 30-33 for information about share classes, the Russell 2500 Growth Index, and returns.

GROWTH OF $10,000 OVER 10 YEARS

[data for mountain chart below]

                     Vista       Russell 2500 Growth
Date                 Value             Value
10/31/1990          $10,000           $10,000
10/31/1991          $16,768           $16,734
10/31/1992          $17,533           $17,109
10/31/1993          $20,639           $21,212
10/31/1994          $21,498           $21,607
10/31/1995          $31,000           $26,676
10/31/1996          $33,158           $31,079
10/31/1997          $33,254           $37,868
10/31/1998          $22,633           $32,621
10/31/1999          $37,624           $44,817
10/31/2000          $62,513           $58,133

$10,000 investment made 10/31/90

Value on 10/31/00
Vista                   $62,513
Russell 2500 Growth     $58,133

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2500 Growth Index is provided for comparison in each graph. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2500 Growth Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

[data for bar chart]

                    Vista          Russell 2500 Growth Index
Date                Return                   Return
10/31/1991          67.67%                   67.34%
10/31/1992           4.55%                    2.24%
10/31/1993          17.72%                   23.98%
10/31/1994           4.16%                    1.86%
10/31/1995          44.20%                   23.46%
10/31/1996           6.96%                   16.51%
10/31/1997           0.29%                   21.85%
10/31/1998         -31.94%                  -13.85%
10/31/1999          66.24%                   37.39%
10/31/2000          66.16%                   29.71%


10    1-800-345-2021


Vista--Q&A
--------------------------------------------------------------------------------

[photo of Arnie Douville and Glenn Fogle]

     An interview with Arnie Douville and Glenn Fogle, portfolio managers on the Vista investment team.

HOW DID VISTA PERFORM FOR THE YEAR ENDED OCTOBER 31, 2000?

     Vista had a remarkably successful year. The fund gained 66.16%--more than double the increase posted by its benchmark, the Russell 2500 Growth Index, which was up 29.71%.*

HOW DID VISTA OUTPERFORM ITS BENCHMARK DURING A YEAR MARKED BY SUCH VOLATILITY AND UNCERTAINTY?

     At the risk of oversimplifying, in 1999 investors essentially bought technology and avoided everything else. However, we knew that eventually the market would have to properly discriminate between companies with strong earnings prospects and those without. Two things seemed bound to happen: other neglected sectors would outperform technology and, within technology, there would be a similar division between the strong and the weak. Those processes began in March, as formerly unbridled enthusiasm for technology stocks turned into manic selling.

     Despite losing ground in March and April, Vista had a terrific run during the first half of the period--up 66.91%. During the second half, we protected that performance, declining just 0.45%, while our benchmark fell 6.08%. Part of that protection came from the fact that we avoided the Internet speculative bubble. We were very skeptical of Internet start-ups with ambitious business plans that never bothered to show how the company would ever generate profits. Our earnings-driven discipline kept us out of such companies, many of which fell the hardest.

     Other sectors began showing signs of life, and our discipline led us to areas outside of technology as market sentiment shifted. When we closed our 12-month books, technology was still the fund's biggest sector at 34%, but this was down from 47% on April 30.

WHERE DID YOU FIND OPPORTUNITIES WITHIN TECHNOLOGY?

     Regardless of market conditions, we try to buy companies with accelerating earnings growth that are outperforming the general market. For the past six months, it has been apparent that investors were paying increasing attention to valuations and rotating out of the biggest momentum names, so we paid particular attention to finding stocks which appeared to be less vulnerable to that rotation. This meant that during the spring and summer, we purchased very little in technology.

     More recently, we have been selectively buying stocks with strong prospects that appear to be recovering from periods of underperformance. Our investment in PeopleSoft, which designs and develops software products, is a good example of this. After four years of terrific performance, the company's growth abruptly slowed in late 1998, and the stock plunged. Now, new products are driving growth, and the stock has been reacting positively.

     Over the past six months, our most profitable investments within technology have been Ciena Corp. and several

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"REGARDLESS OF MARKET CONDITIONS, WE TRY TO BUY COMPANIES WITH ACCELERATING EARNINGS GROWTH THAT ARE OUTPERFORMING THE GENERAL MARKET."

PORTFOLIO AT A GLANCE

                                      10/31/00          10/31/99
NO. OF COMPANIES                         75                63
P/E RATIO                               35.2              35.3
MEDIAN MARKET                           $3.37            $3.93
   CAPITALIZATION                      BILLION          BILLION
WEIGHTED MARKET                         $9.96            $11.4
   CAPITALIZATION                      BILLION          BILLION
PORTFOLIO TURNOVER                      135%              187%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                     1.00%             1.00%

Investment terms are defined in the Glossary on pages 32-33.


                                                www.americancentury.com      11


Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

contract manufacturers, like Sanmina Corp. and Jabil Circuit. We held these companies because they continued to deliver accelerating earnings growth.

WHERE DID YOU FIND OPPORTUNITIES OUTSIDE OF TECHNOLOGY?

     During the second half of the year, we found opportunities in the health care sector--mostly drug companies and medical providers--and our stake here increased to about 22% of the fund. We also increased our holdings in the financial sector.

     Within health care, the biotech realm is maturing and we're finding a number of companies that are evolving from being development laboratories to actually having products. Businesses that have drugs finishing clinical trials are most attractive to us. At that point, the science risk is essentially behind the company. While there may still be some regulatory uncertainty, the most significant issues for the stock will be ordinary business risks--does the company have a viable business model, and will management be able to execute--and we feel better equipped to analyze that.

     That brings us to the fund's largest holding, Protein Design Labs, Inc., of California. PDL is a leader in developing humanized monoclonal antibodies used to fight autoimmune diseases, cancer, and other conditions. The stock gained more than 45% during the third quarter as investors recognized the breadth of its product portfolio. PDL has more drugs in the latter stages of clinical testing than many of its competitors, and other firms licensing PDL's proprietary technology have an additional 40 drugs in clinical trials. PDL will receive royalty payments on drugs developed by others using their technology.

     Elsewhere in health care, Oxford Health Plans, Inc., became one of the largest positions in Vista. Oxford is a health maintenance organization in the New York City area. Oxford is enjoying the benefits of a significant investment in new information systems at a time when pricing in its industry is finally improving. Earnings began to accelerate six months ago, and Vista began building a position at prices significantly below the stock's peak price in 1997.

     Vista's exposure to the financial sector--mostly insurance companies and firms that provided financial services--rose to 13% of the fund. That's up from a position of less than 1% a year ago.

     Financials turned in a solid performance for Vista, and most of the credit goes to companies in the property and casualty insurance industry, including mortgage insurance firms and providers of specialty insurance. For several years, companies had been willing to write policies at a loss in order to gain or protect market share. These losses eventually led to a wave of consolidation, as weaker competitors were bought by more disciplined ones, and pricing is showing early signs of improvement.

     For much of the past year and a half, rising interest rates have penalized the financial sector. But the market now appears to believe that the Federal Reserve's interest rate stance will be either neutral or biased toward lower rates in the months ahead. We would expect the financial companies in Vista to benefit from better credit conditions and a stable interest rate environment.

[left margin]

TOP TEN HOLDINGS
                                 % OF FUND INVESTMENTS
                                 AS OF            AS OF
                               10/31/00          4/30/00

PROTEIN DESIGN
   LABS, INC.                    8.7%              3.5%
JDS UNIPHASE CORP.               7.0%             12.4%
INTEGRATED DEVICE
   TECHNOLOGY, INC.              2.9%               --
CALPINE CORP.                    2.8%               --
OXFORD HEALTH
   PLANS, INC.                   2.7%              0.5%
ENZON, INC.                      2.7%              0.2%
SANMINA CORP.                    2.5%              1.3%
NABORS
   INDUSTRIES, INC.              2.5%               --
TEKTRONIX, INC.                  2.4%               --
ABERCROMBIE &
   FITCH CO. CL A                2.1%               --

TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                                 AS OF           AS OF
                               10/31/00         4/30/00

ELECTRICAL EQUIPMENT             21.8%           23.9%
DRUGS                            15.4%            7.3%
OIL SERVICES                      9.8%           11.0%
SEMICONDUCTOR                     8.5%           13.6%
MEDICAL PROVIDERS
   & SERVICES                     6.5%            1.0%


12        1-800-345-2021


Vista--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT OTHER SECTORS OFFERED OPPORTUNITY?

     Vista's energy holdings increased to about 15% of the fund, mostly due to enhanced positions in the oil services industry. The energy sector contributed positively in both the first and second half of the year. As might be expected during a period of rising oil prices, investors were drawn to energy production companies and the firms that provide them with services and equipment.

     The utility sector was another positive, with Vista's investments in electric power generating strong results. The burgeoning use of information technology brings with it the demand for high-quality, dependable electricity. But in most countries around the world, the electric power grid is too antiquated to meet that demand. Foreign governments are turning to deregulation and privatization to improve their electric systems, a trend that's benefiting AES Corp. This global company is building and acquiring generation and distribution systems around the world. Electric utilities are also being deregulated in the U.S., but here a bigger issue is sheer capacity. Calpine Corp. is helping the nation address that issue. Calpine is the nation's fastest growing independent power company with the largest power development program in the country.

WHICH INVESTMENTS DIDN'T LIVE UP TO YOUR EXPECTATIONS?

     While the majority of our technology holdings fared well, Vista was hampered toward the end of the period by positions in electrical equipment companies. The largest of these was JDS Uniphase, a leading maker of optical fiber components for communications systems carrying data across the Internet. JDS Uniphase is to fiber optics what Intel is to personal computers--a core, mainstream supplier. In addition to being caught in the general malaise surrounding technology stocks, JDS Uniphase and similar firms were hurt when communications equipment makers like Lucent and Nortel warned of lower than anticipated earnings. We've trimmed our position, but the company remains a significant holding.

     We were also weighed down by a holding in the semiconductor industry, Lam Research Corp., a provider of complex equipment used to make semiconductors. Lam declined when investors downgraded "semis" as a whole, concluding that after two years of phenomenal growth, the current cycle was likely to slow.

WHAT ARE YOUR THOUGHTS GOING FORWARD?

     We plan to continue our "bottom-up" approach of investing in successful midsized companies that appear best able to sustain their accelerating growth, though it may be in a changing environment. Many observers expect corporate earnings growth to slow further in 2001, which will put a premium on selectivity. Since the technology correction, investors seem to have become much more earnings-conscious regarding that sector, and others. That dovetails nicely with the core of our investment approach--seeking growing, successful companies.

[right margin]

"THE UTILITY SECTOR WAS ANOTHER POSITIVE, WITH VISTA'S INVESTMENTS IN ELECTRIC POWER GENERATING STRONG RESULTS."

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2000
* U.S. STOCKS                                                   90.0%
* TEMPORARY CASH INVESTMENTS                                     5.7%
* FOREIGN STOCKS                                                 4.3%

[pie chart]

                                                         AS OF APRIL 30, 2000
* U.S. STOCKS                                                   96.9%
* TEMPORARY CASH INVESTMENTS                                     0.8%
* FOREIGN STOCKS                                                 2.3%

[pie chart]


                                                 www.americancentury.com    13


Vista--Schedule of Investments
-------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

COMMON STOCKS & WARRANTS -- 94.3%

BANKS -- 1.7%
      600,000  North Fork Bancorporation, Inc.                     $ 12,113
      370,000  TCF Financial Corp.                                   14,961
      245,000  Zions Bancorporation                                  14,088
                                                            -------------------
                                                                     41,162
                                                            -------------------

CLOTHING STORES -- 2.1%
    2,250,000  Abercrombie & Fitch Co. Cl A(1)                       53,016
                                                            -------------------

COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.9%
      190,000  Avocent Corp.(1)                                      13,485
      171,300  Symbol Technologies, Inc.                              7,783
                                                            -------------------
                                                                     21,268
                                                            -------------------

COMPUTER SOFTWARE -- 2.0%
      325,000  Acxiom Corp.(1)                                       13,091
      500,000  PeopleSoft, Inc.(1)                                   21,813
       21,838  Per-Se Technologies, Inc. Warrants(1)                     --
      235,000  Rational Software Corp.(1)                            14,034
                                                            -------------------
                                                                     48,938
                                                            -------------------

CONSUMER DURABLES -- 0.7%
    1,300,000  Pier 1 Imports, Inc.                                  17,225
                                                            -------------------

DRUGS -- 15.4%
      941,400  Enzon, Inc.(1)                                        67,045
      360,000  ILEX Oncology, Inc.(1)                                13,140
    1,600,000  Protein Design Labs, Inc.(1)                         215,351
      475,000  QLT PhotoTherapeutics Inc.(1)                         23,616
      425,000  Shire Pharmaceuticals
                  Group PLC ADR(1)                                   26,722
      825,000  Titan Pharmaceuticals, Inc.(1)                        34,716
                                                            -------------------
                                                                    380,590
                                                            -------------------

ELECTRICAL EQUIPMENT -- 21.8%
      827,500  Aeroflex Inc.(1)                                      48,823
      125,000  Anaren Microwave, Inc.(1)                             13,063
      404,800  Artesyn Technologies Inc.(1)                          16,420
      620,000  Ddi CORP.(1)                                          24,703
    1,200,000  Flextronics International Ltd. ADR(1)                 45,563
       37,900  Ixia(1)                                                  889
      850,000  Jabil Circuit, Inc.(1)                                48,503
    2,130,000  JDS Uniphase Corp.(1)                                173,527
      456,200  POWER-ONE INC.(1)                                     32,376
      550,000  Sanmina Corp.(1)                                      62,888
      820,400  Tektronix, Inc.                                       58,454
      247,700  Vicor Corp.(1)                                        13,368
                                                            -------------------
                                                                    538,577
                                                            -------------------

ELECTRICAL UTILITIES -- 4.7%
      820,000  AES Corp. (The)(1)                                    46,330
      880,000  Calpine Corp.(1)                                      69,465
                                                            -------------------
                                                                    115,795
                                                            -------------------

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 5.1%
      600,000  Alberta Energy Co. Ltd. ORD                         $ 22,182
      430,000  Apache Corp.                                          23,784
    1,175,000  EOG Resources Inc.                                    46,266
      500,000  Mitchell Energy & Development Corp.                   23,000
      271,000  Newfield Exploration Company(1)                       10,230
                                                           --------------------
                                                                    125,462
                                                           --------------------

FINANCIAL SERVICES -- 4.3%
      475,000  AmeriCredit Corp.(1)                                  12,766
      860,700  CompuCredit Corp.(1)                                  26,278
      480,000  MBIA Inc.                                             34,889
      330,000  Metris Companies Inc.                                 10,684
      300,000  MGIC Investment Corp.                                 20,438
                                                           --------------------
                                                                    105,055
                                                           --------------------

INFORMATION SERVICES -- 1.7%
    1,000,000  PurchasePro.com Inc.(1)                               27,062
      200,000  TMP Worldwide Inc.(1)                                 13,944
                                                           --------------------
                                                                     41,006
                                                           --------------------

INTERNET -- 0.6%
      221,500  EXE Technologies Inc.(1)                               3,945
      125,000  Internet Security Systems(1)                          11,047
                                                           --------------------
                                                                     14,992
                                                           --------------------

MEDIA -- 0.5%
    1,440,000  KDG Investments Ltd. ADR
                  (Acquired 7/7/00,
                  Cost $14,400)(1)(2)                                12,960
                                                           --------------------

MEDICAL PROVIDERS & SERVICES -- 6.5%
    1,000,000  Coventry Health Care Inc.(1)                          18,188
      295,000  First Health Group Corp.(1)                           11,496
    1,525,000  HEALTHSOUTH Corp.(1)                                  18,300
      195,000  Laboratory Corporation
                  of America Holdings(1)                             26,301
      175,000  Lincare Holdings Inc.(1)                               7,366
    2,000,000  Oxford Health Plans, Inc.(1)                          67,437
      105,000  Wellpoint Health Networks Inc.(1)                     12,278
                                                           --------------------
                                                                    161,366
                                                           --------------------

OIL SERVICES -- 9.8%
    1,345,000  Global Marine Inc.(1)                                 35,643
    1,200,000  Nabors Industries, Inc.(1)                            61,080
    1,250,000  Noble Drilling Corp.(1)                               51,953
      425,000  Patterson Energy, Inc.(1)                             11,913
    1,835,000  R&B Falcon Corp.(1)                                   45,875
      500,000  Tidewater Inc.                                        23,094
      250,000  Transocean Sedco Forex, Inc.                          13,250
                                                           --------------------
                                                                    242,808
                                                           --------------------


14        1-800-345-2021                      See Notes to Financial Statements


Vista--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

Shares                     ($ in Thousands)                        Value
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 5.2%
      600,000  Ace, Ltd.                                         $   23,550
      650,000  Ambac Financial Group, Inc.                           51,878
      560,000  Everest Reinsurance Holdings, Inc.                    32,830
      240,000  PartnerRe Ltd.                                        13,080
       85,000  Renaissancere Holdings Ltd.                            6,168
                                                           --------------------
                                                                    127,506
                                                           --------------------

SEMICONDUCTOR -- 8.5%
      408,540  Applied Micro Circuits Corp.(1)                       31,228
      265,000  Cirrus Logic, Inc.(1)                                 11,420
    1,250,000  Integrated Device Technology, Inc.(1)                 70,430
    1,175,000  Microchip Technology Inc.(1)                          37,196
      190,000  NVIDIA Corp.(1)                                       11,786
      260,000  Sawtek Inc.(1)                                        13,260
      535,600  Veeco Instruments Inc.(1)                             35,500
                                                           --------------------
                                                                    210,820
                                                           --------------------

TELEPHONE -- 1.1%
    1,450,000  McLeodUSA Inc. Cl A(1)                                27,958
                                                           --------------------

THRIFTS -- 1.7%
      600,000  Dime Bancorp, Inc.(1)                                 14,663
      500,000  Golden West Financial Corp. (Del.)                    28,031
                                                           --------------------
                                                                     42,694
                                                           --------------------

TRUCKING, SHIPPING & AIR FREIGHT(3)

       27,200  Trico Marine Services, Inc.(1)                           453
                                                           --------------------

TOTAL COMMON STOCKS & WARRANTS                                    2,329,651
                                                           --------------------

   (Cost $1,771,687)

                           ($ in Thousands)                        Value
-------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 5.7%

   Repurchase Agreement, Goldman Sachs & Co.,
      (U.S. Treasury obligations), in a joint trading
      account at 6.50%, dated 10/31/00,
      due 11/1/00 (Delivery value $77,714)                     $     77,700

    Repurchase Agreement, State Street Bank &
       Trust, Co., (U.S. Treasury obligations), in a joint
       trading account at 6.50%, dated 10/31/00,
       due 11/1/00 (Delivery value $62,911)                          62,900
                                                           --------------------

TOTAL TEMPORARY CASH INVESTMENTS                                    140,600
                                                           --------------------
   (Cost $140,600)

TOTAL INVESTMENT SECURITIES -- 100.0%                             $2,470,251
                                                           ====================
   (Cost $1,912,287)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
ORD = Foreign Ordinary Share

(1)  Non-income producing.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $12,960 which represented 0.5% of net assets.

(3)  Industry is less than 0.05% of total investment securities.


See Notes to Financial Statements                 www.americancentury.com    15


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

                                                 ULTRA               VISTA

ASSETS                                  (In Thousands Except Per-Share Amounts)

Investment securities -- unaffiliated,
   at value (identified cost
   of $23,848,546 and $1,912,287,
   respectively) (Note 3) ..................  $37,452,952          $2,470,251

Investment securities -- affiliated,
   at value (identified cost of
   $1,842,786 for Ultra) (Note 3 and 5) ....    2,318,230                  --

Receivable for investments sold ............      331,772              44,309

Receivable for capital shares sold .........        2,952               4,475

Dividends and interest receivable ..........        4,738                 185
                                         ------------------  ------------------
                                               40,110,644           2,519,220
                                         ------------------  ------------------

LIABILITIES

Disbursements in excess of
   demand deposit cash .....................       20,408               6,001

Payable for investments purchased ..........      310,939              87,792

Payable for forward foreign currency
   exchange contracts ......................          409                  --

Accrued management fees (Note 2) ...........       32,807               2,050

Distribution fees payable (Note 2) .........          110                   5

Service fees payable (Note 2) ..............          110                   5

Payable for directors' fees and expenses ...           13                   1

Accrued expenses and other liabilities .....            5                   1
                                         ------------------  ------------------
                                                  364,801              95,855
                                         ------------------  ------------------
NET ASSETS                                    $39,745,843          $2,423,365
                                         ==================  ==================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ....  $21,560,336          $1,251,113

Undistributed net investment income ........          409                  --

Accumulated undistributed net
   realized gain on investment and
   foreign currency transactions ...........    4,105,660             614,289

Net unrealized appreciation
   on investments and translation
   of assets and liabilities in
   foreign currencies (Note 3) .............   14,079,438             557,963
                                         ------------------  ------------------
                                              $39,745,843          $2,423,365
                                         ==================  ==================

INVESTOR CLASS, $0.01 PAR VALUE
   ($ AND SHARES IN FULL)

Net assets ...............................$38,461,352,608      $2,345,266,101

Shares outstanding .........................  927,813,162          96,241,722

Net asset value per share ..................       $41.45              $24.37

ADVISOR CLASS, $0.01 PAR VALUE
   ($ AND SHARES IN FULL)

Net assets ................................. $521,186,647         $22,077,371

Shares outstanding .........................   12,640,908             910,669

Net asset value per share ..................       $41.23              $24.24

INSTITUTIONAL CLASS, $0.01 PAR VALUE
   ($ AND SHARES IN FULL)

Net assets ................................. $763,303,973         $56,021,715

Shares outstanding .........................   18,325,581           2,286,868

Net asset value per share ..................       $41.65              $24.50


16       1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000

                                                 ULTRA              VISTA
INVESTMENT LOSS                                       (In Thousands)

INCOME:

Dividends (net of foreign
   taxes withheld of $836
   and $5, respectively) ..................   $   121,651            $  1,722

Interest ..................................        25,871               5,958
                                         ------------------  ------------------
                                                  147,522               7,680
                                         ------------------  ------------------

EXPENSES: (Note 2)

Management fees ...........................       418,063              22,050

Distribution fees -- Advisor Class ........         1,064                  43

Service fees -- Advisor Class .............         1,064                  43

Directors' fees and expenses ..............           211                  10
                                         ------------------  ------------------
                                                  420,402              22,146
                                         ------------------  ------------------
NET INVESTMENT LOSS .......................      (272,880)            (14,466)
                                         ------------------  ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
(NOTE 3)

NET REALIZED GAIN (LOSS) ON:

Investments (includes $(343,116)
   and $(37,313), respectively,
   from affiliates) .......................     4,409,519             630,011

Foreign currency transactions .............        49,548                  (4)
                                         ------------------  ------------------
 ..........................................     4,459,067             630,007
                                         ------------------  ------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:

Investments ...............................      (668,582)            131,872

Translation of assets and
   liabilities in foreign currencies ......           (47)                 --
                                         ------------------  ------------------
                                                 (668,629)            131,872
                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCY ....     3,790,438             761,879
                                         ------------------  ------------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ..............    $3,517,558            $747,413
                                         ==================  ==================


See Notes to Financial Statements             www.americancentury.com       17


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

                                                            ULTRA                                 VISTA
INCREASE IN NET ASSETS                              2000             1999                 2000              1999

OPERATIONS                                                                 (In Thousands)

Net investment loss .......................... $  (272,880)      $  (125,574)        $    (14,466)       $   (3,832)

Net realized gain on investments and
  foreign currency transactions ..............   4,459,067         1,330,054              630,007           107,173

Change in net unrealized appreciation
  on investments and translation of assets
  and liabilities in foreign currencies ......    (668,629)        8,568,738              131,872           394,280
                                             ---------------   ---------------      ---------------   ---------------

Net increase in net assets
  resulting from operations ..................   3,517,558         9,773,218              747,413           497,621
                                             ---------------   ---------------      ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains
   on investment transactions:

  Investor Class .............................  (1,259,980)       (2,558,619)             (72,222)               --

  Advisor Class ..............................      (9,302)          (10,096)                (464)               --

  Institutional Class ........................      (6,990)           (1,995)                 (11)               --
                                             ---------------   ---------------      ---------------   ---------------

Decrease in net assets from distributions ....  (1,276,272)       (2,570,710)             (72,697)               --
                                             ---------------   ---------------      ---------------   ---------------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase (decrease) in net assets
  from capital share transactions ............   1,318,645         3,452,155              594,695          (242,960)
                                             ---------------   ---------------      ---------------   ---------------

NET INCREASE IN NET ASSETS ...................   3,559,931        10,654,663            1,269,411           254,661

NET ASSETS

Beginning of period ..........................  36,185,912        25,531,249            1,153,954           899,293
                                             ---------------   ---------------      ---------------   ---------------

End of period ................................ $39,745,843       $36,185,912           $2,423,365        $1,153,954
                                             ===============   ===============      ===============   ===============

Undistributed net investment income ..........        $409                --                   --                --
                                             ===============   ===============      ===============   ===============


18     1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Ultra Fund (Ultra) and Vista Fund (Vista) (the funds) are two of the fourteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth by investing primarily in equity securities. Ultra generally invests in companies with medium to large size market capitalization while Vista invests in companies with small to medium market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue three classes of shares:
Investor Class, Advisor Class, and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                  www.americancentury.com    19


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for Vista is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively. The annual management fee for Ultra for the period November 1, 1999 through July 31, 2000 was 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively. Effective August 1, 2000, the annual management fee for each class of shares of Ultra is as follows:

                                INVESTOR       ADVISOR     INSTITUTIONAL
                                 CLASS          CLASS          CLASS

FUND AVERAGE NET ASSETS

First $20 billion .............. 1.00%          0.75%          0.80%
Over $20 billion ............... 0.95%          0.70%          0.75%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the funds under the plan during the year ended October 31, 2000, were approximately $2,128,000 for Ultra and $86,000 for
Vista.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2000, for Ultra and Vista were $25,932,798,418 and $3,268,979,199, respectively. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2000, were $27,381,320,813 and $2,837,213,049, respectively.

    At October 31, 2000, accumulated net unrealized appreciation for Ultra and Vista was $13,969,004,783 and $550,072,475, respectively, based on the aggregate cost of investments for federal income tax purposes of $25,802,177,042 and $1,920,178,149, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $14,433,520,523 and $633,122,442 for Ultra and Vista, respectively, and unrealized depreciation of $464,515,740 and $83,049,967, respectively.


20    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                                      ULTRA                              VISTA
                                             SHARES          AMOUNT             SHARES          AMOUNT

INVESTOR CLASS                                                    (In Thousands)
SHARES AUTHORIZED ........................  3,500,000                            710,000
                                         ==============                     ==============
YEAR ENDED OCTOBER 31, 2000
Sold .....................................    446,378     $19,223,885             85,694      $2,055,102
Issued in reinvestment of distributions ..     29,187       1,240,143              3,748          70,007
Redeemed .................................   (465,217)    (20,036,065)           (67,571)     (1,592,642)
                                         --------------  --------------     --------------  --------------
Net increase .............................     10,348     $   427,963             21,871      $  532,467
                                         ==============  ==============     ==============  ==============

YEAR ENDED OCTOBER 31, 1999
Sold .....................................    224,914      $8,003,665             57,121       $ 670,261
Issued in reinvestment of distributions ..     80,171       2,515,534                 --              --
Redeemed .................................   (205,318)     (7,309,515)           (79,279)       (913,989)
                                         --------------  --------------     --------------  --------------
Net increase (decrease) ..................     99,767      $3,209,684            (22,158)      $(243,728)
                                         ==============  ==============     ==============  ==============

ADVISOR CLASS                                                     (In Thousands)

SHARES AUTHORIZED ........................    300,000                            210,000
                                         ==============                     ==============
YEAR ENDED OCTOBER 31, 2000
Sold .....................................     14,051        $614,252              1,240         $29,937
Issued in reinvestment of distributions ..        215           9,087                 25             457
Redeemed .................................     (8,012)       (344,490)              (861)        (20,736)
                                         --------------  --------------     --------------  --------------
Net increase .............................      6,254        $278,849                404         $ 9,658
                                         ==============  ==============     ==============  ==============

YEAR ENDED OCTOBER 31, 1999
Sold .....................................      6,738        $241,379                346          $4,163
Issued in reinvestment of distributions ..        318           9,982                 --              --
Redeemed .................................     (3,862)       (139,274)              (278)         (3,338)
                                         --------------  --------------     --------------  --------------
Net increase .............................      3,194        $112,087                 68          $  825
                                         ==============  ==============     ==============  ==============

INSTITUTIONAL CLASS                                               (In Thousands)

SHARES AUTHORIZED ........................    200,000                             80,000
                                         ==============                     ==============

YEAR ENDED OCTOBER 31, 2000
Sold .....................................     17,094        $764,020              2,828         $66,739
Issued in reinvestment of distributions ..        164           6,990                  1              11
Redeemed .................................     (3,685)       (159,177)              (550)        (14,180)
                                         --------------  --------------     --------------  --------------
Net increase .............................     13,573        $611,833              2,279         $52,570
                                         ==============  ==============     ==============  ==============

YEAR ENDED OCTOBER 31, 1999
Sold .....................................      5,148        $184,926                295          $3,219
Issued in reinvestment of distributions ..         63           1,985                 --              --
Redeemed .................................     (1,616)        (56,527)              (294)         (3,276)
                                         --------------  --------------     --------------  --------------
Net increase (decrease) ..................      3,595        $130,384                  1          $  (57)
                                         ==============  ==============     ==============  ==============


                                               www.americancentury.com       21


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------

5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended October 31, 2000, follows:

                                 SHARE BALANCE   PURCHASE       SALES      REALIZED           OCTOBER 31, 2000
FUND/ISSUER(1)                     10/31/99        COST         COST      GAIN (LOSS)   SHARE BALANCE   MARKET VALUE

Ultra                                                            ($ In Thousands)
American Tower Corp. Cl A                 --   $  340,692            --           --     8,450,000       $  345,922
Doubleclick Inc.                          --      492,454       492,454     (396,189)           --               --
Electronics Arts Inc.                     --      430,154            --           --    11,413,400(2)       570,313
Gemstar International Group Ltd.   3,525,000      758,958            --           --    19,983,500(2)     1,369,495
Lycos, Inc.                               --      444,876       444,876      (75,926)           --               --
SanDisk Corp.                             --      158,968       110,719      128,999       605,000(2)        32,500
                                              ------------  ------------  ------------                  ------------
                                               $2,626,102    $1,048,049    $(343,116)                    $2,318,230
                                              ============  ============  ============                  ============

Vista                                                            ($ In Thousands)

Ames Department Stores, Inc.         740,000     $ 38,725      $ 66,969     $(50,160)           --               --
Gadzooks Inc.                             --       11,740        11,740       (7,019)           --               --
Triton Energy Ltd.(3)                     --       51,606        51,606       19,866            --               --
                                              ------------  ------------  ------------                  ------------
                                                 $102,071      $130,315     $(37,313)                            --
                                              ============  ============  ============                  ============

(1)  None of the securities produced income during the period held.

(2) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

(3)  Formerly known as Trinity Energy Ltd.

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2000.


22    1-800-345-2021


Ultra--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

                                            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                Investor Class

                                           2000         1999         1998          1997          1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $38.97        $31.06        $33.46        $29.52        $28.03
                                       ----------    ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(1) .....   (0.28)        (0.14)        (0.02)         0.01         (0.05)

  Net Realized and Unrealized Gain
  on Investment Transactions ..........    4.14         11.17          4.70          5.62          2.84
                                       ----------    ----------    ----------    ----------    ----------

  Total From Investment Operations ....    3.86         11.03          4.68          5.63          2.79
                                       ----------    ----------    ----------    ----------    ----------

Distributions

  From Net Investment Income ..........    --             --          (0.01)          --            --

  From Net Realized Gains
  on Investment Transactions ..........   (1.38)        (3.12)        (7.07)        (1.69)        (1.19)

  In Excess of Net Realized
  Gains on Investment Transactions ....     --            --            --            --          (0.11)
                                       ----------    ----------    ----------    ----------    ----------

  Total Distributions .................   (1.38)        (3.12)        (7.08)        (1.69)        (1.30)
                                       ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ........  $41.45        $38.97        $31.06        $33.46        $29.52
                                       ==========    ==========    ==========    ==========    ==========

  TOTAL RETURN(2) .....................    9.81%        37.94%        17.61%        19.95%        10.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................    0.99%         1.00%         1.00%         1.00%         1.00%

Ratio of Net Investment Income
to Average Net Assets .................  (0.64)%       (0.39)%       (0.08)%        0.03%        (0.20)%

Portfolio Turnover Rate ...............      62%           42%          128%          107%           87%

Net Assets, End of Period
(in millions) .........................  $38,461       $35,752       $25,396       $21,695       $18,266

(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements              www.americancentury.com      23


Ultra--Financial Highlights
--------------------------------------------------------------------------------

                         FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                Advisor Class

                                          2000          1999          1998          1997         1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $38.80        $31.00        $33.36        $29.52        $29.55
                                       ----------    ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(2) ..............   (0.40)        (0.23)        (0.11)        (0.07)        (0.02)

  Net Realized and Unrealized
  Gain (Loss) on
  Investment Transactions .............    4.21         11.15          4.73          5.60         (0.01)
                                       ----------    ----------    ----------    ----------    ----------

  Total From Investment Operations ....    3.81         10.92          4.62          2.43         (0.03)
                                       ----------    ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........   (1.38)        (3.12)        (6.98)        (1.69)          --
                                       ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ........  $41.23        $38.80        $31.00        $33.36        $29.52
                                       ==========    ==========    ==========    ==========    ==========

  TOTAL RETURN(3) .....................    9.72%        37.63%        17.36%        19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................    1.24%         1.25%         1.25%         1.25%       1.25%(4)

Ratio of Net Investment
Income to Average Net Assets ..........  (0.89)%       (0.64)%       (0.33)%       (0.22)%     (0.80)%(4)

Portfolio Turnover Rate ...............      62%           42%          128%          107%         87%(5)

Net Assets, End of Period
(in thousands) ........................ $521,187      $247,814      $98,965       $30,827        $13,051

(1)  October 2, 1996 (commencement of sale) through October 31, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1996.


24      1-800-345-2021                        See Notes to Financial Statements


Ultra--Financial Highlights
--------------------------------------------------------------------------------

            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                       Institutional Class

                                         2000          1999          1998         1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $39.13        $31.12        $33.53        $30.78
                                       ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income (Loss)(2) .....   (0.20)        (0.09)         0.03          0.06

  Net Realized and Unrealized Gain
  on Investment Transactions ..........    4.10         11.22          4.72          4.38
                                       ----------    ----------    ----------    ----------

  Total From Investment Operations ....    3.90         11.13          4.75          4.44
                                       ----------    ----------    ----------    ----------

Distributions

  From Net Investment Income ..........     --            --          (0.09)           --

  From Net Realized Gains
  on Investment Transactions ..........   (1.38)        (3.12)        (7.07)        (1.69)
                                       ----------    ----------    ----------    ----------

  Total Distributions .................   (1.38)        (3.12)        (7.16)        (1.69)
                                       ----------    ----------    ----------    ----------

Net Asset Value, End of Period ........  $41.65        $39.13        $31.12        $33.53
                                       ==========    ==========    ==========    ==========

  TOTAL RETURN(3) .....................   9.87%        38.21%        17.85%        15.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................   0.79%         0.80%         0.80%         0.80%(4)

Ratio of Net Investment Income
to Average Net Assets ................. (0.44)%       (0.19)%         0.12%         0.23%(4)

Portfolio Turnover Rate ...............     62%           42%          128%          107%(5)

Net Assets, End of Period
(in thousands) ........................ $763,304      $186,025       $36,065          $334

(1)  November 14, 1996 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


See Notes to Financial Statements              www.americancentury.com       25


Vista--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

                                           FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                                Investor Class

                                          2000          1999          1998          1997          1996

PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $15.41         $9.27        $14.53        $15.68        $15.73
                                       ----------    ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(1) ..............   (0.16)        (0.05)        (0.05)        (0.10)        (0.11)

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................   10.07          6.19         (4.41)         0.13          1.09
                                       ----------    ----------    ----------    ----------    ----------

  Total From Investment Operations ....    9.91          6.14         (4.49)         0.03          0.98
                                       ----------    ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........   (0.95)         --           (0.80)        (1.18)        (1.02)

  In Excess of Net Realized Gains
  on Investment Transactions ..........    --            --             --            --          (0.01)
                                       ----------    ----------    ----------    ----------    ----------

  Total Distributions .................   (0.95)         --           (0.80)        (1.18)        (1.03)
                                       ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ........  $24.37        $15.41         $9.27        $14.53        $15.68
                                       ==========    ==========    ==========    ==========    ==========

  TOTAL RETURN(2) .....................  66.16%        66.24%       (31.94)%        0.29%         6.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................   1.00%         1.00%         1.00%         1.00%         1.00%

Ratio of Net Investment Income
to Average Net Assets ................. (0.65)%       (0.40)%       (0.42)%       (0.73)%       (0.70)%

Portfolio Turnover Rate ...............    135%          187%          229%           96%           91%

Net Assets, End of Period
(in millions) .........................  $2,345        $1,146         $895         $1,828        $2,276

(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


26       1-800-345-2021                       See Notes to Financial Statements


Vista--Financial Highlights
--------------------------------------------------------------------------------

                         FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Advisor Class

                                          2000          1999          1998          1997         1996(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $15.31         $9.23        $14.50        $15.67        $16.87
                                       ----------    ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(2) ..............   (0.22)        (0.08)        (0.08)        (0.14)        (0.02)

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ........................   10.05          6.16         (4.39)         0.15         (1.18)
                                       ----------    ----------    ----------    ----------    ----------

  Total From Investment Operations ....    9.83          6.08         (4.47)         0.01         (1.20)
                                       ----------    ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........   (0.90)           --         (0.80)        (1.18)           --
                                       ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Period ........  $24.24        $15.31         $9.23        $14.50        $15.67
                                       ==========    ==========    ==========    ==========    ==========

  TOTAL RETURN(3) .....................   65.98%        65.87%       (32.08)%        0.15%        (7.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................    1.25%         1.25%         1.25%         1.25%       1.25%(4)

Ratio of Net Investment Income
to Average Net Assets .................  (0.90)%       (0.65)%       (0.67)%       (0.98)%     (1.20)%(4)

Portfolio Turnover Rate ...............     135%          187%          229%           96%         91%(5)

Net Assets, End of Period
(in thousands) ........................  $22,077        $7,755        $4,052        $6,553        $5,646

(1)  October 2, 1996 (commencement of sale) through October 31, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1996.


See Notes to Financial Statements             www.americancentury.com       27


Vista--Financial Highlights
--------------------------------------------------------------------------------

            FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Institutional Class

                                           2000          1999         1998         1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ..  $15.51         $9.32        $14.56        $15.73
                                       ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Loss(2) ..............   (0.11)        (0.04)        (0.01)        (0.07)

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...   10.09          6.23         (4.43)         0.08
                                       ----------    ----------    ----------    ----------

  Total From Investment Operations ....    9.98          6.19         (4.44)         0.01
                                       ----------    ----------    ----------    ----------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........   (0.99)          --         (0.80)        (1.18)
                                       ----------    ----------    ----------    ----------

Net Asset Value, End of Period ........  $24.50        $15.51         $9.32        $14.56
                                       ==========    ==========    ==========    ==========

  TOTAL RETURN(3) .....................   66.28%        66.42%       (31.72)%        0.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................    0.80%         0.80%         0.80%       0.80%(4)

Ratio of Net Investment Income
to Average Net Assets .................  (0.45)%       (0.20)%       (0.22)%     (0.53)%(4)

Portfolio Turnover Rate ...............     135%          187%          229%         96%(5)

Net Assets, End of Period
(in thousands) ........................   $56,022         $122          $60         $13,581

(1)  November 14, 1996 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


28     1-800-345-2021                         See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ultra Fund and Vista Fund, (collectively the "Funds"), two of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Ultra Fund and Vista Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


                                                www.americancentury.com      29


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


30    1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY ULTRA generally invests in the securities of larger companies that exhibit growth. It typically will have significant price fluctuations.

     AMERICAN CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA INDEX is a capitalization-weighted index consisting of S& P 500 stocks. S&P 500/BARRA VALUE consists of stocks with lower price-to-book ratios, and S&P 500/BARRA GROWTH consists of stocks with higher price-to-book ratios. In general, both share other characteristics with value- or growth-style stocks.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS

  Ultra
--------------------------------------
       JIM STOWERS III
       BRUCE WIMBERLY
       JOHN SYKORA, CFA

  Vista
--------------------------------------
       GLENN FOGLE, CFA
       ARNIE DOUVILLE


                                                www.americancentury.com      31


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 23-28.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


32    1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                  www.americancentury.com    33


Notes
--------------------------------------------------------------------------------


34    1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    35


Notes
--------------------------------------------------------------------------------


36    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

-------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0012                              American Century Investment Services, Inc.
SH-ANN-23032                      (c)2000 American Century Services Corporation

[front cover]


October 31, 2000

AMERICAN CENTURY
Annual Report

[graphic of runners]

[graphic of person at computer screen]

Giftrust(reg.sm)

                                 [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American Century' s reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Giftrust
(TWGTX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.





Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers and James E. Stowers III]

James E. Stowers, Jr., standing, with
James E. Stowers III

The year covered in this report was among the more remarkable in the market's recent history. Investors witnessed a stunning advance during the first half, followed by a swift and dramatic retreat from record-breaking heights. The reversal was the result of a convergence of several factors, among them concern about a slowing economy, rising interest rates and richly priced technology stocks. As our portfolio managers discuss in their investment reviews, we believe that stock prices ultimately depend on earnings, and our growth funds steadfastly follow a disciplined approach to find successful, growing companies. We think investors in our growth funds are best served by that philosophy, no matter how volatile the market.

   Turning to corporate matters, we are pleased to announce that senior vice president and lead portfolio manager C. Kim Goodwin has been named co-chief investment officer for American Century's domestic growth equity discipline. An investment professional with 13 years of portfolio management experience, Goodwin shares this position with Jim Stowers III. She will continue to serve on the investment team for American Century Growth, a fund she's co-managed since 1997.

   In her new role, Goodwin manages the teams responsible for the Growth, Select, Ultra, Vista, Giftrust, Heritage, New Opportunities, Life Sciences and Technology funds. She also joins the Investment Oversight Committee, a group of senior executives who monitor the performance of the company's equity and fixed income disciplines.

   In other corporate news, we chose to share the chairman of the board responsibilities and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

   These changes strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot Funds.

   We appreciate your continued confidence in American Century.
Sincerely,

/*/James E. Stowers, Jr.            /*/James E. Stowers III
James E. Stowers, Jr.               James E. Stowers III
Founder and Chairman                Co-Chairman of the Board

[right margin]

                               Table of Contents
Report Highlights .........................................................    2
Market Perspective ........................................................    3

GIFTRUST

Performance Information ...................................................    4
Management Q&A ............................................................    5
Portfolio at a Glance .....................................................    5
Top Ten Holdings ..........................................................    6
Top Five Industries .......................................................    6
Types of Investments ......................................................    7
Schedule of Investments ...................................................    8

FINANCIAL STATEMENTS

Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statement of Changes in Net Assets ........................................   12
Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   15
Independent Auditors' Report ..............................................   16

OTHER INFORMATION

Background Information
Portfolio Managers ........................................................   17
Investment Philosophy Statements ..........................................   17
Comparative Indices .......................................................   17
Glossary ..................................................................   18


                                           www.americancentury.com        1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* 2000 has presented investors with two very different stock markets. Until March 10, investors seemed interested only in "TMT" stocks--those of technology, media, and telecommunications companies. The Nasdaq sprinted ahead 24%, buoyed by corporate technology spending, a wave of foreign money moving into U.S. stocks, and investor enthusiasm for any company with a ".com" at the end of its name. If you had anything to do with the Internet, it seemed, no price was too high for your shares.

* Since then, though, investors have been painfully reminded that earnings do matter. Equity valuations across technology have fallen, as evidenced by the Nasdaq's 33% decline from its March high. A newfound focus on valuations and earnings has resulted in a broadening of the market across company size, style, and sector. That broadening, though, has been accompanied by rising volatility that is well above the historical averages for the S&P 500 and the Nasdaq.

GIFTRUST

* Giftrust turned in a remarkable gain of 63.10% for the 12 months ended October 31, 2000, as shareholders benefited from extraordinary results during the first few months of the period. Between October 31, 1999, and the Nasdaq Composite's high on March 10 of this year, Giftrust rose 114%. A portion of that outsized gain was surrendered during the steep technology correction that followed.

* Giftrust had more than half of its assets in technology-oriented companies throughout the year and was well-rewarded for that posture. Many of the fund's best-performing investments were companies connected with the Internet. They included businesses involved in communications equipment, software and semiconductors. In general, their products enable consumers and businesses to access and use the Internet or help keep the Internet running.

* Not all Internet stories were positive, however. Giftrust was slowed by companies involved in e-business consulting and development, along with selected companies that provide fiber-optic equipment for communications and cable networks.

[left margin]

                  GIFTRUST
                  (TWGTX)

       TOTAL RETURNS:    AS OF 10/31/00
       6 Months              3.92%(*)
       1 Year                 63.10%
       INCEPTION DATE:         11/25/83
       NET ASSETS:           $2.1 billion

*Not annualized

Investment terms are defined in the Glossary on pages 18-19.


2      1-800-345-2021


Market Perspective from James E. Stowers III and C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin and James E. Stowers III]

C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities

     2000 has challenged equity investors with two very different stock markets. Until March 10, we had what amounted to a one-sector economy as investors heard only the siren song of technology. The Nasdaq sprinted ahead 24%, buoyed by corporate tech spending, a continuing flood of foreign money attracted by a strong U.S. economy, and what could only be called a speculative bubble. Many said we had crossed into a new economy, one highlighted by technology, media, and telecommunications firms. If you had anything to do with the Internet, no price was too high for your shares. Earnings didn't seem to matter either in this new era. You could succeed simply by putting ".com" at the end of your name.

     But bubbles puncture easily. In the face of rising short-term interest rates, skyrocketing energy costs, and a weak euro, the economy and corporate earnings began to slow. From mid-March forward, investors have been reminded that earnings do matter, and it's been a punishing lesson. Equity valuations have fallen, as evidenced by the Nasdaq's more than 33% tumble from its March high--a decline more severe than its earlier drop, as well as those of the Dow Jones Industrial Average, the S&P 500 or the NYSE Composite, during the October 1987 market crash.

     A newfound focus on valuation and earnings has resulted in a broadening of the market across company size, style, and sector. Albeit modestly, smaller companies have outperformed larger companies year-to-date. In addition, value equities have outperformed growth equities so far in 2000 for the first time in six calendar years. Finally, since mid-year, twice as many sectors of the S&P 500 have outperformed the index than in the previous 18 months.

     The trade-off to the market's broadening might be the perpetuation of rising volatility--volatility in the S&P 500 and Nasdaq that is almost twice and more than three times their historical averages, respectively. Combine nearly instant dissemination of information, declining commission costs, recent regulations regarding the flow of information and more than $1.7 trillion in 401(k) and other investor-controlled assets, and you have a recipe for "ready, fire, aim" investing.

     All of this, we think, puts us in a market where the best results will be earned by investors who can identify companies that can sustain their growth. This is the foundation of the investment strategy that drives our domestic growth equity funds.


[right margin]

"A NEWFOUND FOCUS ON VALUATION AND EARNINGS HAS RESULTED IN A BROADENING OF THE MARKET ACROSS COMPANY SIZE, STYLE, AND SECTOR."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

S&P 500                6.09%
S&P MIDCAP 400         6.09%
RUSSELL 2000          17.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)

FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

[line chart - data below]

                       S&P 500           S&P Mid-Cap 400       Russell 2000
10/31/1999              $1.00                $1.00                $1.00
11/30/1999              $1.02                $1.05                $1.06
12/31/1999              $1.08                $1.12                $1.18
1/31/2000               $1.03                $1.08                $1.16
2/29/2000               $1.01                $1.16                $1.35
3/31/2000               $1.11                $1.26                $1.26
4/30/2000               $1.07                $1.21                $1.19
5/31/2000               $1.05                $1.20                $1.12
6/30/2000               $1.08                $1.22                $1.22
7/31/2000               $1.06                $1.23                $1.18
8/31/2000               $1.12                $1.37                $1.27
9/30/2000               $1.07                $1.36                $1.23
10/31/2000              $1.06                $1.32                $1.17

Value on 10/31/00

S&P 500            $1.06
S&P MIDCAP 400     $1.32
RUSSELL 2000       $1.17


                                                  www.americancentury.com      3


Giftrust-Performance

TOTAL RETURNS AS OF OCTOBER 31, 2000

                                         GIFTRUST        RUSSELL 2000
                                                            GROWTH
6 MONTHS(1) .............................  3.92%            -9.09%
1 YEAR .................................. 63.10%            16.16%
AVERAGE ANNUAL RETURNS
3 YEARS ................................. 21.09%             8.11%
5 YEARS ................................. 14.71%            11.65%
10 YEARS ................................ 25.41%            15.95%
LIFE OF FUND(2) ......................... 19.99%             9.35%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception was 11/25/83.

(3) Since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 17-19 for information about the Russell 2000 Growth Index and returns

GROWTH OF $10,000 OVER 10 YEARS

[line chart -- data below]

                           Giftrust              Russell 2000 Growth Index
Date                        Value                         Value
10/31/1990                 $10,000                      $10,000
10/31/1991                 $17,905                      $16,653
10/31/1992                 $19,755                      $16,593
10/31/1993                 $30,788                      $21,184
10/31/1994                 $36,560                      $20,992
10/31/1995                 $48,450                      $25,314
10/31/1996                 $53,159                      $28,688
10/31/1997                 $54,195                      $34,761
10/31/1998                 $37,097                      $29,248
10/31/1999                 $59,002                      $37,812
10/31/2000                 $96,220                      $43,922

Value on 10/31/00
Giftrust            $96,220
Russell 2000        $43,922

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

[bar chart - data below]

                          Giftrust              Russell 2000 Growth Index
Date                       Return                        Return
10/31/1991                 79.04                         66.53
10/31/1992                 10.32                         -0.36
10/31/1993                 55.84                         27.67
10/31/1994                 18.75                         -0.91
10/31/1995                 32.52                         20.59
10/31/1996                  9.72                         13.33
10/31/1997                  1.95                         21.08
10/31/1998                -31.55                        -15.86
10/31/1999                 59.05                         29.28
10/31/2000                 63.10                         16.16


4      1-800-345-2021


Giftrust-Q&A
--------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd and John Seitzer]

     An interview with Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the Giftrust investment team.

WHAT WAS GIFTRUST'S RETURN FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000?

     Giftrust had a remarkable year. The fund's 63.10% gain was almost four times greater than that of its benchmark, the Russell 2000 Growth Index, which was up 16.16%.

     In the six months since our last report--a period that saw investors retreat from growth stocks in general and technology companies in particular--Giftrust was up 3.92%, versus a 9.09% drop in its benchmark.

     Looking longer-term, the fund has provided an annualized return of 25.41% for the past 10 years, which is the minimum investment period for a Giftrust account.

WHAT FACTORS CONTRIBUTED TO GIFTRUST'S FAVORABLE 12-MONTH RESULTS?

     We posted extraordinary results during the first few months of the period. Growth stocks led the market early on, and within that realm, technology stocks provided the best results. In fact, between October 31, 1999, and the Nasdaq Composite's high on March 10 of this year, Giftrust rose 114%.

     Unfortunately, the steep technology correction that followed shaved off 25% of that gain over the next seven months. For comparison, the tech-heavy Nasdaq fell 33% over the same time frame.

BEFORE REVIEWING YOUR PORTFOLIO, COULD YOU DESCRIBE THE INVESTMENT APPROACH YOU FOLLOW?

     Since its introduction in 1983, Giftrust has been managed using a disciplined equity investment approach developed by American Century's founder, James E. Stowers, Jr. This system centers on identifying and owning successful companies, which we define as firms whose earnings and revenues are growing at an accelerating rate.

     Before we invest in a business, however, we must be confident that it can sustain its growth into the future. To arrive at that conclusion, we carefully evaluate a company from all sides, examining its strategy, management team, its position within its industry, risks associated with its business, and competitive advantages such as marketing prowess, patents, or technology.

     As you examine Giftrust's top-10 holdings, you'll see that we concentrate our investments in companies we believe have the best chance of continuing their growth. We think that taking large positions in decidedly successful businesses is the best way to generate superior returns over time.

WHAT SECTOR OR INDUSTRIES CONTRIBUTED THE MOST TO PERFORMANCE?

     Giftrust had more than half of its assets in technology-oriented companies throughout the year and was well-rewarded for that stance.

     Many of our best-performing investments were businesses connected to a tremendous growth driver-- the Internet. In just a few years, the Internet has revolutionized the way we communicate and do business. The next tidal wave of change is going to come in the

[right margin]

"WE THINK THAT TAKING LARGE POSITIONS IN DECIDEDLY SUCCESSFUL BUSINESSES IS THE BEST WAY TO GENERATE SUPERIOR RETURNS OVER TIME."

PORTFOLIO AT A GLANCE

                                               10/31/00          10/31/99
NO. OF COMPANIES                                  79                76
P/E RATIO                                        54.7              40.9
MEDIAN MARKET                                    $4.23             $3.16
   CAPITALIZATION                                 BILLION           BILLION
WEIGHTED MARKET                                 $9.91              $5.76
   CAPITALIZATION                                 BILLION            BILLION
PORTFOLIO TURNOVER                               92%                117%
EXPENSE RATIO (FOR INVESTOR CLASS)                              1.00% 1.00%

Investment terms are defined in the Glossary on pages 18-19.


                                                  www.americancentury.com      5


Giftrust--Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

form of anytime-anywhere access to the Web via cell phones or palm computers. With that in mind, we have tilted Giftrust toward companies involved in communications equipment, software and semiconductors. In general, their products enable consumers and businesses to access and use the Internet or help keep the Internet running and electronic devices for the telecommunications, computer, consumer, and data networking industries.

     We've held Jabil Circuit for a number of years. Its customers are businesses like Cisco Systems, Dell Computer and Hewlett-Packard, who are outsourcing their production to reduce costs and bring new products to market more swiftly. Shares of Sanmina Corp., a position we initiated over the last half of the period, have gained 90% since we bought them. We've also been pleased with Singapore's Flextronics International. Last May, Flextronics was awarded a five-year, $30-billion contract to make cell phones and related devices for Motorola.

     In the semiconductor realm, Elantec Semiconductor is a top-10 holding. The catalyst driving this company's earnings acceleration is a computer chip for CD read/write drives for personal computers. Elantec has a 70% share of the market in that area. Only about 40% of PCs being shipped this holiday season have a CD read/write drive, so there appears to be room for future growth.

     In software, we continue to receive strong results from BEA Systems, our top contributor over the last six months. BEA is benefiting from the continuing build-out of Internet sites by Fortune 1000 companies. Its main product is a software platform upon which companies build e-commerce solutions.

     In a related vein, we've invested in Mercury Interactive Corp., which makes software used to test software applications. For example, companies can use one of Mercury's products to test the capacity of their Web sites. Businesses are constantly changing and upgrading their Web sites; every change must be tested. According to a recent study by the University of California at Berkeley, 4.4 million new Web pages are added every day, and the average lifespan of a Web page is 44 days. Another Mercury product tests for errors after changes are made in software applications.

     Our largest holding, Gemstar International Group, is listed under computer software, but it almost defies classification. Gemstar provides on-screen, interactive TV program guides. Most cable systems provide as many as 100 channels or more, and Gemstar's technology enables consumers to navigate, sort, select, and record TV programming. The company's stock rose more than 58% during the period, which saw Gemstar complete its acquisition of TV Guide, another provider of interactive program guides. Gemstar is a long-time holding in Giftrust.

GIFTRUST INCREASED ITS HEALTH CARE HOLDINGS DURING THE PERIOD. WHAT ARE EXAMPLES OF YOUR INVESTMENTS THERE?

     We decided to increase our stake in health care because of the potential of biotechnology firms involved in genomics--the analysis and manipulation of genetic information. This is a fascinating new field that could cause a huge surge in the number of drugs that can be developed. In fact, as more companies began going to clinical trials with their products, we increased our holdings. Firms begin clinical trials when they have a drug they believe is going to work.

[left margin]

TOP TEN HOLDINGS
                                            % OF FUND INVESTMENTS

                                            AS OF               AS OF
                                          10/31/00             4/30/00

GEMSTAR INTERNATIONAL GROUP LTD.            6.0%                4.1%
PROTEIN DESIGN LABS, INC.                   3.6%                0.5%
JABIL CIRCUIT, INC.                         2.9%                2.1%
MILLENNIUM PHARMACEUTICALS, INC.            2.8%                1.4%
CALPINE CORP.                               2.8%                2.4%
ELANTEC SEMICONDUCTOR INC.                  2.6%                 --
BEA SYSTEMS, INC.                           2.6%                6.5%
SANMINA CORP.                               2.5%                 --
PMC-SIERRA, INC.                            2.0%                5.4%
FLEXTRONICS INTERNATIONAL LTD. ADR          1.9%                2.6%

TOP FIVE INDUSTRIES
                                           % OF FUND INVESTMENTS
                                           AS OF               AS OF
                                         10/31/00             4/30/00
ELECTRICAL EQUIPMENT                       20.6%               18.9%
SEMICONDUCTOR                              18.9%               22.1%
COMPUTER SOFTWARE                          18.8%               24.8%
DRUGS                                      16.3%                4.7%
OIL SERVICES                                5.2%                5.2%


6        1-800-345-2021


Giftrust-Q&A
--------------------------------------------------------------------------------
                                                                     (Continued)

     Because of the potential for acceleration in this field, Protein Design Labs, Inc., (PDL) of California is one of the fund's biggest holdings. The firm develops humanized monoclonal antibodies used to prevent and treat autoimmune diseases, inflammatory diseases, cancers, and other conditions.

     Millennium Pharmaceuticals also became one of our biggest stakes. Research shows that disease is the result of a chain reaction, a cascade of events in the body. Millennium looks for the genetic basis of a disease and the subsequent chain reaction it causes to identify various points in the cascade where the disease can be stopped. It develops treatments for such conditions as asthma, stroke, and colitis.

     Both companies are being driven by genomics accelerating the drug discovery process. As each drug is developed, they will either partner with a large pharmaceutical company or market their drugs themselves.

     Because this is a volatile area, we look for companies that have multiple products in the drug pipeline. We're wary of one-product companies where one misstep could put them out of business. We carefully seek out the leaders in this sector, companies that have long-term viability and management teams we feel comfortable with. We put a premium on quality.

WHICH INVESTMENTS DIDN'T LIVE UP TO YOUR EXPECTATIONS?

     We were disappointed mostly by companies involved in e-business consulting and development. In the frenzy to build out Web sites to compete with dot-coms, brick-and-mortar companies hired consultants to create sites. For many, it was putting the cart ahead of the horse--they didn't really have a cohesive strategy. More recently, when dot-coms started to stall, established companies were able to slow their pace of investment and allow themselves time to readjust their strategies. This slowdown in Web investment hurt Proxicom, a company in our portfolio that integrates computer systems in corporate Web sites.

     Finally, we didn't get the boost we'd hoped for from Harmonic, Inc. This company makes fiber-optic equipment for communications and cable networks. It had been benefiting from the billions being spent by cable companies to upgrade their systems to carry Internet traffic. Among its largest customers, however, was AT&T, which has slowed its cable spending in recent months.

WITHOUT MAKING ANY KIND OF PREDICTION, WHAT IS YOUR BEST THINKING ABOUT GIFTRUST AND THE MARKET AS YOU LOOK FORWARD?

     One of few things we can say with certainty is that we plan to stick with our disciplined investment approach.

     Corporate earnings have been slowing throughout 2000, a trend many observers expect to continue in 2001. In such an environment, companies with predictable earnings growth are likely to become both more scarce and more valued. That outcome would play to Giftrust's strength -- taking concentrated positions in businesses that appear best able to sustain their accelerating growth.

[right margin]

"ONE OF FEW THINGS WE CAN SAY WITH CERTAINTY IS THAT WE WILL CONTINUE TO STICK WITH OUR DISCIPLINED INVESTMENT APPROACH."

[right margin]

TYPES OF INVESTMENTS IN THE PORTFOLIO
                                                        AS OF OCTOBER 31, 2000
* COMMON STOCKS                                                 91.0%
* TEMPORARY CASH INVESTMENTS                                     9.0%

                                                        AS OF APRIL 30, 2000
* COMMON STOCKS                                                 97.0%
* TEMPORARY CASH INVESTMENTS                                     3.0%


                                                  www.americancentury.com      7


Giftrust--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                     Value
--------------------------------------------------------------------------------

COMMON STOCKS - 90.6%

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.5%
164,400  Avocent Corp.(1)                                      $11,668
                                                             ------------

COMPUTER SOFTWARE - 18.8%
    286,300  Acxiom Corp.(1)                                    11,533
    764,300  BEA Systems, Inc.(1)                               54,815
    555,300  Cognos, Inc.(1)                                    23,166
    1,859,275  Gemstar International Group Ltd.(1)             127,418
    167,400  i2 Technologies, Inc.(1)                           28,453
    117,200  Informatica Corp.(1)                               11,079
    299,100  Mercury Interactive Corp.(1)                       33,191
    188,100  NETIQ Corp.(1)                                     16,206
    572,100  Rational Software Corp.(1)                         34,165
    189,800  Siebel Systems, Inc.(1)                            19,917
    632,700  TIBCO Software Inc.(1)                             39,840
                                                             ------------
                                                               399,783
                                                             ------------

DEPARTMENT STORES - 0.4%
    415,600  Family Dollar Stores, Inc.                          8,078
                                                             ------------
DRUGS - 16.3%
    382,700  Abgenix, Inc.(1)                                    30,245
    858,400  Biovail Corp. International(1)                      36,106
    394,700  Celgene Corp.(1)                                    25,396
    481,300  COR Therapeutics, Inc.(1)                           27,178
    283,200  Enzon, Inc.(1)                                      20,169
    335,200  Human Genome Sciences, Inc.(1)                      29,623
    820,400  Millennium Pharmaceuticals, Inc.(1)                 59,531
    566,000  Protein Design Labs, Inc.(1)                        76,181
    395,600  QLT PhotoTherapeutics Inc.(1)                       19,669
    258,500  Shire Pharmaceuticals Group PLC ADR(1)              16,253
    206,100  Tanox, Inc.(1)                                       7,703
                                                              ------------
                                                                348,054
                                                              ------------
ELECTRICAL EQUIPMENT - 20.6%

    31,200   ADC Telecommunications Inc.(1)                       11,338
    186,100  Advanced Fibre Communications, Inc.(1)               6,054
    36,600   Aeroflex Inc.(1)                                      2,159
    505,000  American Tower Corp. Cl A(1)                        20,673
    712,700  Andrew Corp.(1)                                     18,731
    275,700  Artesyn Technologies Inc.(1)                        11,183
    540,300  C-Mac Industries Inc.,(1)                           29,987
    254,400  Comverse Technology, Inc.(1)                        28,421
    510,900  DMC Stratex Networks Inc.(1)                        11,799
    1,088,900  Flextronics International Ltd. ADR(1)             41,344
    224,200  GlobeSpan, Inc.(1)                                  17,200
    33,400  Ixia(1)                                                 784



Shares                       ($ in Thousands)                     Value
--------------------------------------------------------------------------------
    1,065,300  Jabil Circuit, Inc.(1)                           $60,789
    267,436  JDS Uniphase Corp.(1)                               21,788
    166,300  Mcdata Corp(1)                                      13,844
    213,100  Natural MicroSystems Corp.(1)                        9,616
    475,200  POWER-ONE INC.(1)                                   33,724
    445,000  Powerwave Technologies, Inc.(1)                     21,443
    387,600  Proxim, Inc.(1)                                     23,486
    460,600  Sanmina Corp.(1)                                    52,668
                                                             -------------
                                                                437,031
                                                             -------------

ELECTRICAL UTILITIES - 2.8%
    750,400  Calpine Corp.(1)                                    59,235
                                                             -------------
INDUSTRIAL PARTS - 0.6%
     46,200  Emcore Corp.(1)                                      1,890
    140,000  Shaw Group Inc. (The)(1)                            11,410
                                                             -------------
                                                                 13,300
                                                             -------------

INFORMATION SERVICES - 3.0%
    700,200  CBT Group Public
    Limited Co. ADR(1)                                           35,142
    300,000  Diamond Technology Partners Inc.(1)                 13,434
    504,900  Proxicom, Inc.(1)                                    6,832
    155,400  Wireless Facilities, Inc.(1)                         7,765
                                                              -------------
                                                                 63,173
                                                              -------------

INTERNET - 1.2%
     99,200  Ariba, Inc.(1)                                      12,533
    208,300  Art Technology Group, Inc.(1)                       13,078
                                                              -------------
                                                                 25,611
                                                              -------------

MEDICAL PRODUCTS & SUPPLIES - 0.3%
    384,900  Aclara BioSciences, Inc.(1)                          6,916
                                                              -------------

MEDICAL PROVIDERS & SERVICES - 1.5%
    1,652,500  Health Management Associates, Inc.(1)             32,740
                                                              -------------
OIL SERVICES - 5.2%
    561,800  Ensco International Inc.                            18,679
    700,700  Global Marine Inc.(1)                               18,569
    563,400  Grant Prideco, Inc(1)                               10,458
    606,300  R&B Falcon Corp.(1)                                 15,158
    352,900  Sante Fe International                              12,881
    284,500  Transocean Sedco Forex, Inc.                        15,079
    563,400  Weatherford International, Inc.(1)                  20,563
                                                              --------------
                                                                111,387
                                                              --------------

SEMICONDUCTOR - 18.9%
    385,600  Alpha Industries, Inc.(1)                           15,364
    407,627  Applied Micro Circuits Corp.(1)                     31,158
    228,700  Avanex Corp.(1)                                     23,177
    228,000  Cree Research, Inc.(1)                              22,622
    499,800  Elantec Semiconductor Inc.(1)                       55,650


8      1-800-345-2021                          See Notes to Financial Statements


Giftrust-Schedule of Investments
--------------------------------------------------------------------------------
                                                                     (Continued)

OCTOBER 31, 2000

Shares                     ($ in Thousands)                       Value
--------------------------------------------------------------------------------

    468,300  Exar Corp.(1)                                      $20,942
    430,100  Finisar Corporation(1)                              12,406
    463,500  Intersil Holding Corp.(1)                           22,219
    157,800  Marvell Technology Group Ltd.(1)                     8,802
    98,600   Oplink Communications Inc.(1)                        2,406
    249,400  PMC-Sierra, Inc.(1)                                 42,359
    275,300  Qlogic Corp.(1)                                     26,627
    817,800  REMEC, Inc.(1)                                      24,253
    291,000  Sawtek Inc.(1)                                      14,841
    691,200  Transwitch Corporation(1)                           39,938
    564,100  Vitesse Semiconductor Corp.(1)                      39,434
                                                              -------------
                                                                402,198
                                                              -------------

WIRELESS TELECOMMUNICATIONS - 0.5%
    518,300  Spectrasite Holdings Inc.(1)                        10,220
                                                              -------------

TOTAL COMMON STOCKS                                           1,929,394
                                                              --------------
   (Cost: $1,199,608)


TEMPORARY CASH INVESTMENTS - 9.4%

    50,000 FHLB Discount Notes, 6.37%, 11/3/00(2)               $49,982

    Repurchase Agreement, Merrill Lynch, Inc.,
    (U.S. Treasury obligations), in a joint trading
    account at 6.50%, dated 10/31/00, due 11/1/00
    (Delivery value $21,804)                                     21,800

    Repurchase Agreement, State Street Boston
    Corp.,(U.S. Treasury obligations), in a joint
    trading account at 6.50%, dated 10/31/00,
    due 11/1/00 (Delivery value $97,418)                         97,400

    Repurchase Agreement, Goldman Sachs & Co.,
    (U.S. Treasury obligations), in a joint trading
    account at 6.50%, dated 10/31/00,
    due 11/1/00 (Delivery value $30,405)                         30,400
                                                            --------------

TOTAL TEMPORARY CASH INVESTMENTS                                199,582
                                                            --------------
    (Cost: $199,582)

TOTAL INVESTMENT SECURITIES - 100.0%                         $2,128,976
                                                            ==============
    (Cost $1,399,190)

NOTES TO SCHEDULE OF INVESTMENTS
ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

ASSETS                                   (In Thousands Except Per-Share Amounts)

Investment securities, at value
(identified cost of $1,399,190) (Note 3) .......................      $2,128,976
Cash ...........................................................             172
Receivable for investments sold ................................          37,385
Dividends and interest receivable ..............................              27
                                                                      ----------
                                                                       2,166,560
                                                                      ----------

LIABILITIES

Payable for investments purchased ..............................          78,683
Accrued management fees (Note 2) ...............................           1,789
Payable for directors' fees and expenses .......................               1
Accrued expenses and other liabilities .........................              14
                                                                      ----------
                                                                          80,487
                                                                      ----------

Net Assets .....................................................      $2,086,073
                                                                      ==========

CAPITAL SHARES, $0.01 PAR VALUE
Authorized .....................................................         200,000
                                                                      ==========
Outstanding ....................................................          47,726
                                                                      ==========
Net Asset Value Per Share ......................................      $    43.71
                                                                      ==========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ........................      $  949,178
Accumulated net investment income ..............................            --
Accumulated undistributed net realized gain on
investment transactions ........................................         407,109
NNet unrealized appreciation on investments (Note 3) ...........         729,786
                                                                      ----------
                                                                      $2,086,073
                                                                      ==========


10         1-800-345-2021                      See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000
INVESTMENT LOSS                                                (In Thousands)
Income:

Interest .......................................................      $   4,466
Dividends ......................................................            496
                                                                      ---------
                                                                          4,962
                                                                      ---------
Expenses (Note 2):

Management fees ................................................         19,960
Directors' fees and expenses ...................................             10
                                                                      ---------
                                                                         19,970
                                                                      ---------

Net investment loss ............................................        (15,008)
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ...............................        531,228
Change in net unrealized appreciation on investments ...........        275,993
                                                                      ---------

Net realized and unrealized gain on investments ................        807,221
                                                                      ---------

Net Increase in Net Assets Resulting from Operations ...........      $ 792,213
                                                                      =========


See Notes to Financial Statements            www.americancentury.com    11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

Increase in Net Assets

                                                               2000           1999
OPERATIONS                                                     (In Thousands)
Net investment loss ...................................   $   (15,008)   $    (6,317)
Net realized gain on investments ......................       531,228         24,582
Change in net unrealized appreciation on investments ..       275,993        440,765
                                                          -----------    -----------
Net increase in net assets resulting from operations ..       792,213        459,030
                                                          -----------    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............................       103,094         49,917
Payments for shares redeemed ..........................       (59,503)       (16,082)
                                                          -----------    -----------
Net increase in net assets from capital
share transactions ....................................        43,591         33,835
                                                          -----------    -----------

Net increase in net assets ............................       835,804        492,865
                                                          ===========    ===========

NET ASSETS

Beginning of period ...................................     1,250,269        757,404
                                                          -----------    -----------
End of period .........................................   $ 2,086,073    $ 1,250,269
                                                          ===========    ===========

TRANSACTIONS IN SHARES OF THE FUND

Sold ..................................................         2,487          2,452
Redeemed ..............................................        (1,409)          (765)
                                                          -----------    -----------
Net increase ..........................................         1,078          1,687
                                                          ===========    ===========


12   1-800-345-2021                            See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Giftrust (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2000, totaled $1,747,739,593 and $1,853,898,505, respectively.

At October 31, 2000, accumulated net unrealized appreciation on investments was $726,074,347, based on the aggregate cost of investments for federal income tax purposes of $1,402,901,297, which consisted of unrealized appreciation of $786,307,184 and unrealized depreciation of $60,232,837.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2000.


14      1-800-345-2021


Giftrust--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                          2000        1999        1998        1997        1996

PER-SHARE DATA
Net Asset Value, Beginning of Period ....$26.80      $16.85      $25.46      $25.79      $25.63
                                        ---------   ---------   ---------   ---------   ---------
Income From Investment Operations
    Net Investment Loss(1) .............. (0.32)      (0.14)      (0.12)      (0.18)      (0.20)
    Net Realized and Unrealized Gain
     on Investment Transaction .......... 17.23       10.09       (7.74)       0.63        2.46
                                        ---------   ---------   ---------   ---------   ---------
   Total From Investment Operations ..... 16.91        9.95       (7.86)       0.45        2.26
                                        ---------   ---------   ---------   ---------   ---------
Distributions
    From Net Investment Income ..........   -           -         (0.75)      (0.78)      (2.10)
    From Net Realized Gains on
     Investment Transactions ............   -           -           -(2)        -           -
                                        ---------   ---------   ---------   ---------   ---------

  Total Distributions ...................   -           -         (0.75)      (0.78)      (2.10)
                                        ---------   ---------   ---------   ---------   ---------
    Net Asset Value, End of Period ......$43.71      $26.80      $16.85      $25.46      $25.79
                                        ==========  ==========  ==========  ==========  ==========
Total Return(3) ......................... 63.10%      59.05%     (31.55)%      1.95%       9.72%
                                        ==========  ==========  ==========  ==========  ==========

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ......................  1.00%       1.00%       1.00%       1.00%       0.98%
Ratio of Net Investment Loss to
Average Net Assets ...................... (0.75)      (0.66)%     (0.54)%     (0.74)%     (0.80)%
Portfolio Turnover Rate .................    92%        117%        147%        118%        121%
Net Assets, End of Period (in millions).. $2,086     $1,250        $757      $1,024        $866

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements                   www.americancentury.com   15


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, Giftrust Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Giftrust Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


16          1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY GIFTRUST generally invests in the securities of small and medium-sized companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or your spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 GROWTH INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS

  Giftrust

     CHRIS BOYD, CFA
     JOHN SEITZER, CFA
     TOM TELFORD, CFA


                                                 www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                     (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

* Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                 www.americancentury.com      19


Notes
--------------------------------------------------------------------------------


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0012                                 American Century Investment Services, Inc.
SH-ANN-23034                      (c)2000 American Century Services Corporation

[front cover]


October 31, 2000

AMERICAN CENTURY
Annual Report

Balanced


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

BALANCED
(TWBIX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year ended October 31, 2000, was an unusual one in the U.S. financial markets. Volatility stemming from high valuations and weakening corporate profits roiled the stock market, while bonds benefited from the federal budget surplus and a slowing economy.

     As a result, bonds (as represented by the Lehman Aggregate Bond Index) outperformed stocks (as represented by the S&P 500), the first time that's happened in a decade. American Century Balanced fund shareholders were rewarded for investing in a diversified portfolio of bonds and stocks.

     Balanced shareholders were also recently rewarded with lower expenses--as of August 1, 2000, fund expenses were reduced by 10 basis points (0.10%). For example, the expense ratio for Investor Class shares fell from 1.00% to 0.90%, compared with 1.28% for the average balanced fund (according to Lipper Inc.).

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
BALANCED
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Types of Investments ...................................................    5
   Top Ten Stock Holdings .................................................    6
   Top Five Stock Industries ..............................................    6
   Fixed-Income Portfolio .................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   14
   Statement of Operations ................................................   15
   Statement of Changes
      in Net Assets .......................................................   16
   Notes to Financial
      Statements ..........................................................   17
   Financial Highlights ...................................................   20
   Independent Auditors'
      Report ..............................................................   23
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   24
   Background Information
      Investment Philosophy
         and Policies .....................................................   25
      Comparative Indices .................................................   25
      Investment Team
         Leaders ..........................................................   25
      Bond Credit Rating
         Guidelines .......................................................   25
   Glossary ...............................................................   26


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   Bonds outperformed stocks during the year ended October 31, 2000.

*   Stocks rallied in late 1999 and early 2000, led by technology shares.

* A slowing economy and concerns about weakening profits led to increased volatility and a general stock market decline throughout much of 2000.

*   Small- and mid-cap stocks, along with value shares, performed best.

* Bonds struggled in late 1999 and early 2000 as strong economic growth led the Federal Reserve to raise short-term interest rates several times.

* However, a slowing economy and demand from investors fleeing the volatile stock market gave bonds a boost later in the year.

* Treasury bonds performed best, followed by mortgage-backed and government agency bonds. Corporate bonds lagged the rest of the market.

FUND PERFORMANCE

* Balanced trailed its benchmark index (60% S&P 500 and 40% Lehman Aggregate Bond Index) for the one-year period.

* The fund's bond portfolio essentially matched the return of the Lehman index, but the stock portfolio's emphasis on growth stocks caused it to underperform the S&P 500.

BALANCED'S STOCK PORTFOLIO

* The portfolio benefited from the strong performance of its health care stocks--including pharmaceutical and biotechnology shares--as well as electric utilities stocks.

* Technology stocks were a mixed bag--an emphasis on equipment and component manufacturers enhanced performance, but software and Internet companies were negative contributors.

* Other poor-performing fund holdings included banks, retailers, and telephone stocks.

BALANCED'S BOND PORTFOLIO

* We added to the portfolio's holdings of mortgage-backed securities, which we felt offered the most attractive investment opportunities.

* We maintained an overweight in corporate bonds and an underweight in Treasury bonds.

OUTLOOK

* The markets hate uncertainty, and the current litany of uncertain factors will likely lead to further stock market volatility.

* We believe that the U.S. economy is on track for a "soft landing" (slowing to a moderate, sustainable growth rate), which would be good news for both the stock and bond markets.

* In the stock portfolio, we plan to focus on industry leaders and beaten-down stocks with strong recovery prospects.

* In the bond portfolio, we don't intend to make any major changes unless we see compelling evidence that the economy is experiencing a significantly harder landing than originally expected.

[left margin]

                    BALANCED(1)
                      (TWBIX)
    TOTAL RETURNS:             AS OF 10/31/00
       6 Months                         0.04%(2)
       1 Year                           5.90%
    30-DAY SEC YIELD:                   2.79%
    INCEPTION DATE:                  10/20/88
    NET ASSETS:                $875.7 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor, Advisor, and Institutional classes.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 26-27.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]
Mark Mallon, head of growth and income equity, specialty, and asset allocation funds at American Century

OVERVIEW

     The U.S. financial markets fared well during the year ended October 31, 2000. Stocks were generally higher in a rapidly changing and volatile environment. Although bonds initially struggled as the Federal Reserve raised interest rates, they ultimately benefited from the success of the Fed's efforts to slow the economy.

U.S. STOCKS

     Stocks ended 1999 with a strong rally, led by large-cap and technology shares. Tech stocks continued to surge in early 2000, but investors began to rotate away from the larger stocks that dominated the market in 1998 and 1999.

     Instead, they focused their attention on small- and mid-cap companies. Mid-cap stocks were especially popular among aggressive investors because they had the high growth potential of smaller companies and the ease of trading associated with larger stocks.

     By springtime, the market's attitude began to change. A series of interest rate increases by the Fed threatened to cool the hot U.S. economy. In addition, concerns surfaced about sustainability and profitability among Internet and electronic-commerce companies.

     As a result, many investors turned away from high-flying growth stocks--sending them sharply lower--and looked for opportunities in undervalued sectors of the market, such as utilities, energy, and health care stocks.

     The major indexes fluctuated wildly throughout the summer and then finished the period on a down note. The slowing economy caused a number of high-profile companies to issue profit warnings in September and October. Investors showed little patience, punishing these stocks in the days following the warnings.

U.S. BONDS

     Changing economic conditions proved to be good news for the bond market. In late 1999 and early 2000, the U.S. economy's strong growth, coupled with fears of rising inflation, led the Fed to raise interest rates several times.

     By summer, however, the manufacturing sector and consumer spending showed signs of slowing. Rising oil prices and a declining euro (the European currency) further threatened global demand for U.S. goods and services. With stocks staggering, bonds got a boost from a combination of increased demand and the absence of further Fed rate hikes.

     Treasury bonds performed best, largely because of declining supply early in the period. The federal budget surplus enabled the U.S. Treasury to reduce new issuance and buy back some of its own bonds.

     The higher yields of mortgage-backed, government agency, and asset-backed bonds attracted investor demand late in the period. Fed inactivity helped, too--these securities tend to outperform Treasurys when interest rates are relatively stable.

     Corporate bonds lagged the rest of the bond market. Heavy issuance put pressure on bond prices, and demand waned as investors feared the slowing economy would weaken the financial health of corporate bond issuers.

[right margin]

"WITH STOCKS STAGGERING, BONDS GOT A BOOST FROM A COMBINATION OF INCREASED DEMAND AND THE ABSENCE OF FURTHER FED RATE HIKES."

U.S. STOCK MARKET PERFORMANCE
FOR THE YEAR ENDED OCTOBER 31, 2000
   S&P 500                         6.09%
   S&P MIDCAP 400                 31.65%
   S&P SMALLCAP 600               25.26%

U.S. BOND MARKET PERFORMANCE
FOR THE YEAR ENDED OCTOBER 31, 2000
   LEHMAN AGGREGATE BOND INDEX     7.30%
   Lehman Treasury Bond Index      8.22%
   Lehman Mortgage-Backed          7.57%
      Securities Index
   Lehman Corporate Bond Index     5.38%

Source: Russell/Mellon Analytical, Lipper Inc., and Bloomberg.


                                                www.americancentury.com      3


Balanced--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                              INVESTOR CLASS                          ADVISOR CLASS         INSTITUTIONAL CLASS
                           (INCEPTION 10/20/88)                     (INCEPTION 1/6/97)       (INCEPTION 5/1/00)
                           BLENDED             LEHMAN AGGREGATE                 BLENDED                 BLENDED
               BALANCED     INDEX     S&P 500     BOND INDEX        BALANCED     INDEX      BALANCED     INDEX
=======================================================================================================================
6 MONTHS(1)      0.04%      1.70%      -1.03%       5.80%            -0.08%      1.70%         --          --
1 YEAR           5.90%      6.58%       6.09%       7.30%             5.63%      6.58%         --          --
=======================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          9.43%     12.82%      17.60%       5.66%             9.14%     12.82%         --          --
5 YEARS          11.70%    15.54%      21.67%       6.33%              --         --           --          --
10 YEARS         12.60%    14.86%      19.44%       7.98%              --         --           --          --
LIFE OF FUND     11.85%   13.75%(2)   17.48%(2)    8.16%(2)          10.71%    14.86%(3)    -0.63%(1)    1.70%(1)

(1)  Returns for periods less than one year are not annualized.

(2) Index data since 10/31/88, the date nearest the class's inception for which data are available.

(3) Index data since 12/31/96, the date nearest the class's inception for which data are available.

See pages 24-26 for information about share classes, indices, and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 10/31/00
S&P 500             $59,088
Blended Index       $40,218
Balanced            $32,771
Lehman Aggregate
  Bond Index        $21,550

                                                         Lehman Aggregate
                Balanced    Blended Index     S&P 500      Bond Index
DATE             VALUE          VALUE          VALUE          VALUE
10/31/1990      $10,000        $10,000        $10,000        $10,000
10/31/1991      $14,293        $12,642        $13,350        $11,581
10/31/1992      $14,384        $13,895        $14,680        $12,719
10/31/1993      $16,348        $15,800        $16,873        $14,229
10/31/1994      $16,196        $15,934        $17,526        $13,707
10/31/1995      $18,846        $19,459        $22,160        $15,852
10/31/1996      $21,491        $22,728        $27,500        $16,779
10/31/1997      $25,003        $27,914        $36,330        $18,271
10/31/1998      $27,619        $32,640        $44,319        $19,978
10/31/1999      $30,941        $37,735        $55,696        $20,084
10/31/2000      $32,771        $40,218        $59,088        $21,550

$10,000 investment made 10/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The S&P 500, Lehman Aggregate Bond, and blended index are provided in the graph at left, while the blended index is provided in the graph below. Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                   Balanced          Blended Index
DATE                RETURN              RETURN
10/31/1991          42.92%              26.42%
10/31/1992           0.63%               9.91%
10/31/1993          13.64%              13.71%
10/31/1994          -0.93%               0.85%
10/31/1995          16.36%              22.12%
10/31/1996          14.04%              16.80%
10/31/1997          16.34%              22.82%
10/31/1998          10.46%              16.93%
10/31/1999          12.03%              15.61%
10/31/2000           5.90%               6.58%


4      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Tyler]    [photo of Jeff Houston]
Equity team leader (left): Jeff Tyler
Fixed-income team leader (right): Jeff Houston

     Based on interviews with Jeff Tyler and Jeff Houston, portfolio managers on the Balanced fund investment team.

HOW DID THE FUND PERFORM?

     Balanced posted a modest return, reflecting the broad performance of the U.S. stock and bond markets. For the fiscal year ended October 31, 2000, Balanced returned 5.90%, trailing the 6.58% return of its benchmark, a blended index that is 60% U.S. stocks, represented by the S&P 500, and 40% U.S. bonds, represented by the Lehman Aggregate Bond Index.* (See the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?

     The fixed-income portion of the portfolio essentially matched the performance of the Lehman Aggregate Bond Index, so the stock portion was responsible for the underperformance. The equity portion of the portfolio returned 4.54% for the fiscal year, compared with the 6.09% return of the S&P
500. In contrast to the first six months of the period, when it comfortably beat the S&P 500, the fund's stock portfolio lost significant ground during the last half.

OK, LET'S START THERE. WHAT HAPPENED WITH BALANCED'S EQUITY PORTFOLIO IN THE LAST SIX MONTHS?

     The portfolio's orientation toward growth contributed to its lagging performance. Our stock selection process emphasizes growth measures, such as earnings growth and earnings surprises. We take this a step further when it comes to technology stocks--we use growth measures almost exclusively when evaluating companies in this sector.

     This approach was beneficial in the first half of the period, when growth stocks were the market leaders, but much less successful in the last six months, when growth shares fell out of favor and value stocks outperformed. For the fiscal year, the S&P 500/BARRA Value Index returned 9.68%, while the S&P 500/BARRA Growth Index returned 2.07%.

     The good news is that our stock-picking approach also incorporates value measures, such as price/earnings and price/book ratios, so the portfolio had some exposure to value stocks.

CAN YOU TALK ABOUT SOME OF THE PORTFOLIO'S BETTER-PERFORMING STOCKS?

     Health care stocks were by far the best performers in the portfolio. The fund held overweight positions in drug and biotechnology stocks, which contributed favorably to fund performance.

     The portfolio's largest overweights in this sector were two big pharmaceutical stocks, Pfizer and Warner-Lambert. Pfizer, which makes five of the world's 20 top-selling medicines, completed its acquisition of Warner-Lambert in June. At the time of the acquisition, Warner-Lambert shares had risen 60% since the beginning of 2000.

     We also had several biotech holdings that performed very well. The near-completion of the human genome project generated enormous excitement in these stocks. Although we've recently taken profits by reducing or eliminating

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                              AS OF OCTOBER 31, 2000
COMMON STOCKS & FUTURES                 61%
MORTGAGE- & ASSET-BACKED
   SECURITIES                           17%
CORPORATE BONDS                         13%
U.S. TREASURY SECURITIES                 4%
TEMPORARY CASH INVESTMENTS               3%
U.S. GOVERNMENT AGENCY
   SECURITIES                            2%

                               AS OF APRIL 30, 2000
COMMON STOCKS & FUTURES                 60%
MORTGAGE- & ASSET-BACKED
   SECURITIES                           15%
CORPORATE BONDS                         11%
U.S. TREASURY SECURITIES                 8%
TEMPORARY CASH INVESTMENTS               3%
U.S. GOVERNMENT AGENCY
   SECURITIES                            3%

Investment terms are defined in the Glossary on pages 26-27.


                                                www.americancentury.com      5


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

some of our holdings, small positions in Ivax (up 270% in the past year), Andrx (up 200%), and Idec Pharmaceuticals (up 235%) enhanced fund performance.

     Another good area for the portfolio was utilities stocks, especially electric utilities. Electric companies benefited from growing profit margins and strong consumer demand. With demand for electricity outstripping supply, companies that generate and sell power were in a better competitive position than those that needed to buy power. We built overweight positions in several power generation firms, including Reliant Energy (up 50%) and Calpine (up 175%).

WHAT ABOUT THE VOLATILE TECHNOLOGY SECTOR?

     Technology giveth, and it taketh away. The downturn in tech stocks over the past six months contributed to the portfolio's underperformance, but some of these stocks were still among the best performers for the fiscal year.

     One of the themes in the technology sector was a shift away from manufacturers and toward companies that build infrastructure or provide supplies and components to these manufacturers. Stocks like Corning (up 190%), which produces glass fibers for telecommunications networks, and Cisco Systems (up 18% ), a top-ten holding and the dominant maker of Internet routers and switches, were among the biggest positive contributors to fund performance.

     On the negative side, Microsoft was one of the portfolio's weaker performers, weighed down by antitrust violations and a possible break-up by the Justice Department. Although we reduced our holdings by half during the fiscal year, it was still a top-ten holding.

WHAT OTHER AREAS HURT FUND PERFORMANCE?

     The portfolio's banking stocks, such as Chase Manhattan (down 22%) and Bank of America (down 25%), performed poorly thanks to weaker-than-expected earnings and concerns about mounting loan losses.

     Retailers were also somewhat of a disaster area, hurt by worries of a slowdown in consumer spending. The portfolio was overweight in Home Depot (down 15%) and Wal-Mart (down 20%), a top-ten holding for much of the period. We also held small positions in clothing stores like Abercrombie & Fitch (down 14%), American Eagle Outfitters (down 20%), and Ann Taylor (down 30%), although these stocks are no longer in the portfolio.

     One other weak area was telephone stocks, especially the long-distance carriers. Long-distance providers struggled with increased competition and a lack of pricing power. Although we were underweight the long-distance companies, AT&T (down 50%) and MCI WorldCom (down 60%) were still among the portfolio's worst performers.

LET'S SHIFT TO BALANCED'S BOND PORTFOLIO. HOW DID IT PERFORM?

     The fixed-income portfolio returned 7.22%, just short of the 7.30% return of the Lehman Aggregate Bond Index. This narrow underperformance was probably because of our sector allocation--compared with the index, the portfolio was underweight Treasury bonds and overweight corporate bonds, and Treasurys outperformed corporates.

WHAT WERE THE BIGGEST CHANGES YOU MADE TO THE BOND PORTFOLIO?

     We moved more of the portfolio's assets into mortgage-backed securities, including those issued by government-sponsored home loan programs (such as Ginnie Mae, Fannie Mae, and Freddie Mac) and commercial mortgage-backed securities issued by banks and other financial institutions.

[left margin]

TOP TEN STOCK HOLDINGS
                             % OF EQUITY PORTFOLIO
                              AS OF         AS OF
                             10/31/00      4/30/00
GENERAL ELECTRIC CO.
     (U.S.)                    4.5%          3.4%
CITIGROUP INC.                 3.5%          1.9%
CISCO SYSTEMS INC.             3.2%          4.0%
PFIZER, INC.                   2.2%          1.4%
MICROSOFT CORP.                2.1%          3.0%
INTEL CORP.                    2.1%          2.1%
SUN MICROSYSTEMS,
     INC.                      2.1%          1.3%
SBC COMMUNICATIONS
     INC.                      2.0%          1.4%
ORACLE CORP.                   1.9%          1.9%
BELLSOUTH CORP.                1.8%          1.3%

TOP FIVE STOCK INDUSTRIES
                             % OF EQUITY PORTFOLIO
                              AS OF         AS OF
                             10/31/00      4/30/00
DRUGS                          7.8%          7.2%
FINANCIAL SERVICES             7.6%          6.1%
BANKS                          7.6%          6.4%
COMPUTER SOFTWARE              7.4%          7.0%
ELECTRICAL EQUIPMENT           7.4%         10.3%

Investment terms are defined in the Glossary on pages 26-27.


6      1-800-345-2021


Balanced--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     This change was consistent with our investment philosophy--to look for relative value among the different sectors of the taxable bond market. The yields on mortgage-backed securities looked relatively attractive after Treasury bond yields declined, and mortgages appeared poised to benefit from a stable interest rate environment.

     We also trimmed the portfolio's Treasury position, believing that other bond sectors had more upside potential going forward.

HOW DO YOU EVALUATE THE SECTORS SO YOU CAN MAKE THOSE ADJUSTMENTS?

     We have a quantitative fixed-income analysis team that helps us choose where to concentrate the portfolio's holdings and where to limit its exposure.

     For example, the quantitative team uses proprietary models to closely examine bond performance, which helps us determine which maturities and sectors look most attractive. We can also use this information to project how they will perform in different market scenarios, allowing us to better understand how the overall portfolio will perform as conditions change. We then position the portfolio based on what we think is the most likely scenario.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR THE U.S. ECONOMY AND THE FINANCIAL MARKETS?

     The markets hate uncertainty, and there's quite a bit of it right now. Uncertainty about several factors--the strength of the economy, the price of oil and its effect on inflation, the sustainability of corporate profit growth, and the outcome of the presidential election--will likely contribute to further stock market volatility.

     In our view, though, the economy appears to be on track for a so-called "soft landing"--slowing to a moderate, sustainable growth rate. This would be good news for both stocks and bonds.

     In particular, we think this situation would provide a favorable environment for corporate bonds. A lot of pessimism about the outlook for corporate profits and credit quality has already been factored into corporate bond prices and yields. We think corporate bonds will perform quite well if that pessimism subsides.

     The Treasury market also seems to be overly pessimistic about the economy. With the two-year note yielding less than the overnight federal funds rate, the market seems to be pricing in a hard landing, including interest rate cuts by the Federal Reserve. We think those assumptions are premature.

WHAT ARE YOUR PLANS FOR BALANCED GOING FORWARD?

     At the most basic level, we expect to continue following our investment objective, maintaining a roughly 60% position in stocks and 40% in bonds.

     In the stock portfolio, we'll continue to rely on our quantitative computer models to guide our investment decisions. With the market in turmoil, we're focusing on industry leaders among growth stocks, and turnaround stories--beaten-down stocks with strong recovery prospects--among value shares.

     On the bond side, we don't plan to make any major changes unless we see compelling evidence that the economy is experiencing a significantly harder landing than originally expected. We will continue to monitor inflation, the economy, and interest rates closely, taking advantage of relative value opportunities as they arise.

[right margin]

"IN OUR VIEW, THE ECONOMY APPEARS TO BE ON TRACK FOR A SO-CALLED 'SOFT LANDING' --SLOWING TO A MODERATE, SUSTAINABLE GROWTH RATE. THIS WOULD BE GOOD NEWS FOR BOTH STOCKS AND BONDS."

FIXED-INCOME PORTFOLIO
                                             AS OF             AS OF
                                            10/31/00          4/30/00
PORTFOLIO SENSITIVITY TO INTEREST RATES
   WEIGHTED AVERAGE MATURITY               8.1 YEARS         8.7 YEARS
   DURATION                                4.9 YEARS         4.9 YEARS

PORTFOLIO CREDIT QUALITY                   % OF FIXED-INCOME PORTFOLIO
       AAA                                    67%              72%
       AA                                      --               3%
       A                                      15%              11%
       BBB                                    14%              11%
       BB                                      4%               3%


                                                www.americancentury.com      7


Balanced--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 59.6%
AIRLINES -- 0.1%
                    4,900  AMR Corp.(1)                                $    160
                    5,700  Delta Air Lines Inc.                             270
                                                                       --------
                                                                            430
                                                                       --------
ALCOHOL -- 0.5%
                   63,500  Anheuser-Busch Companies, Inc.                 2,905
                   17,000  Coors (Adolph) Co. Cl B                        1,083
                                                                       --------
                                                                          3,988
                                                                       --------
APPAREL & TEXTILES -- 0.1%
                   26,700  Liz Claiborne, Inc.                            1,135
                                                                       --------
BANKS -- 4.5%
                   67,900  Bank of America Corp.                          3,263
                   32,000  Bank of New York Co., Inc. (The)               1,842
                  106,900  Chase Manhattan Corp.                          4,864
                  340,800  Citigroup Inc.                                17,934
                   46,300  Comerica Inc.                                  2,792
                  184,900  Fleet Boston Financial Corp.                   7,026
                   23,100  Silicon Valley Bancshares(1)                   1,068
                                                                       --------
                                                                         38,789
                                                                       --------
CHEMICALS -- 0.8%
                  127,700  Dow Chemical Co.                               3,911
                   27,200  du Pont (E.I.) de Nemours & Co.                1,234
                   16,400  Minnesota Mining &
                              Manufacturing Co.                           1,585
                                                                       --------
                                                                          6,730
                                                                       --------
CLOTHING STORES -- 0.2%
                   32,300  Limited, Inc. (The)                              816
                   13,700  Talbots, Inc.                                  1,083
                                                                       --------
                                                                          1,899
                                                                       --------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.1%
                    3,200  Brocade Communications System(1)                 728
                   25,600  Compaq Computer Corp.                            778
                   91,600  EMC Corp. (Mass.)(1)                           8,158
                   12,600  Gateway Inc.(1)                                  650
                  101,800  Hewlett-Packard Co.                            4,727
                    6,300  Network Appliances, Inc.(1)                      750
                   95,400  Sun Microsystems, Inc.(1)                     10,575
                                                                       --------
                                                                         26,366
                                                                       --------
COMPUTER SOFTWARE -- 4.4%
                   32,800  Adobe Systems Inc.                             2,494
                   66,100  International Business Machines
                              Corp.                                       6,511
                  158,600  Microsoft Corp.(1)                            10,928
                  302,600  Oracle Corp.(1)                                9,985
                   25,600  Rational Software Corp.(1)                     1,529
                    7,900  Siebel Systems, Inc.(1)                          829
                   95,100  Sybase, Inc.(1)                                1,988

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   35,500  Symantec Corp.(1)                           $  1,386
                   16,800  Veritas Software Corp.(1)                      2,369
                                                                       --------
                                                                         38,019
                                                                       --------
CONSTRUCTION & REAL PROPERTY -- 0.1%
                   15,000  Mastec, Inc.(1)                                  434
                                                                       --------
CONSUMER DURABLES -- 0.1%
                   52,700  Pier 1 Imports, Inc.                             698
                                                                       --------
DEFENSE/AEROSPACE -- 1.0%
                  103,800  Boeing Co.                                     7,039
                   16,600  Northrop Grumman Corp.                         1,394
                                                                       --------
                                                                          8,433
                                                                       --------
DEPARTMENT STORES -- 1.3%
                   28,400  Kohl's Corp.(1)                                1,539
                   55,400  Sears, Roebuck & Co.                           1,647
                  182,500  Wal-Mart Stores, Inc.                          8,281
                                                                       --------
                                                                         11,467
                                                                       --------
DRUGS -- 4.5%
                   16,000  Allergan, Inc.                                 1,345
                   60,000  Amgen Inc.(1)                                  3,474
                   70,600  Bristol-Myers Squibb Co.                       4,302
                    3,700  Cardinal Health, Inc.                            351
                   21,100  Elan Corp., plc ADR(1)                         1,096
                    9,600  Forest Laboratories, Inc. Cl A(1)              1,272
                   13,200  Genentech, Inc.(1)                             1,089
                   44,100  IVAX Corp.(1)                                  1,918
                   38,193  King Pharmaceuticals, Inc.(1)                  1,712
                   97,300  Merck & Co., Inc.                              8,750
                  261,200  Pfizer, Inc.                                  11,280
                   33,500  Pharmacia Corp.                                1,843
                   26,100  Schering-Plough Corp.                          1,349
                                                                       --------
                                                                         39,781
                                                                       --------
ELECTRICAL EQUIPMENT -- 4.4%
                   18,300  Amphenol Corp. Cl A(1)                         1,176
                  308,500  Cisco Systems Inc.(1)                         16,621
                   32,600  Corning Inc.                                   2,494
                   15,300  Digital Lightwave, Inc.(1)                       775
                   52,000  Flextronics International Ltd. ADR(1)          1,974
                   89,000  KEMET Corp.(1)                                 2,481
                   67,400  Nortel Networks Corp.                          3,067
                   11,200  Polycom, Inc.(1)                                 728
                   21,000  Solectron Corp.(1)                               924
                   30,200  Technitrol, Inc.                               3,348
                   28,300  Tektronix, Inc.                                2,016
                   79,400  Vishay Intertechnology, Inc.(1)                2,382
                                                                       --------
                                                                         37,986
                                                                       --------
ELECTRICAL UTILITY -- 1.4%
                   31,300  AES Corp. (The)(1)                             1,768
                   25,100  ALLETE                                           541
                   36,500  Calpine Corp.(1)                               2,881
                   20,900  PG&E Corp.                                       563


8      1-800-345-2021                          See Notes to Financial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   47,200  Public Service Enterprise Group
                              Inc.                                     $  1,959
                   71,600  Reliant Energy, Inc.                           2,959
                   51,000  Southern Co.                                   1,498
                   10,200  Southern Energy Inc.(1)                          278
                                                                       --------
                                                                         12,447
                                                                       --------
ENERGY RESERVES & PRODUCTION -- 3.3%
                  137,100  Amerada Hess Corp.                             8,501
                   64,700  Apache Corp.                                   3,579
                   53,901  Exxon Mobil Corp.                              4,807
                   90,800  Kerr-McGee Corp.                               5,930
                  141,100  Occidental Petroleum Corp.                     2,804
                   43,900  Royal Dutch Petroleum Co. New
                              York Shares                                 2,607
                                                                       --------
                                                                         28,228
                                                                       --------
ENTERTAINMENT -- 0.5%
                  117,700  Disney (Walt) Co.                              4,215
                                                                       --------
FINANCIAL SERVICES -- 4.4%
                   66,500  Fannie Mae                                     5,120
                   30,100  Federal Home Loan Mortgage
                              Corporation                                 1,806
                    8,600  Gallagher (Arthur J.) & Co.                      543
                  420,800  General Electric Co. (U.S.)                   23,064
                   29,700  Metris Companies Inc.                            962
                   48,800  MGIC Investment Corp.                          3,325
                   38,500  Providian Financial Corp.                      4,004
                                                                       --------
                                                                         38,824
                                                                       --------
FOOD & BEVERAGE -- 2.2%
                  115,400  Archer-Daniels-Midland Co.                     1,269
                   48,700  Hormel Foods Corp.                               819
                  113,300  IBP, Inc.                                      2,330
                  111,500  PepsiCo, Inc.                                  5,401
                   87,200  Quaker Oats Co. (The)                          7,112
                   49,400  Suiza Foods Corp.(1)                           2,288
                                                                       --------
                                                                         19,219
                                                                       --------
FOREST PRODUCTS & PAPER -- 0.5%
                   31,600  International Paper Co.                        1,157
                   35,600  Westvaco Corp.                                 1,015
                   53,000  Weyerhaeuser Co.                               2,488
                                                                       --------
                                                                          4,660
                                                                       --------
GAS & WATER UTILITIES -- 0.1%
                   10,500  Equitable Resources Inc.                         609
                                                                       --------
GROCERY STORES -- 0.3%
                   54,400  Safeway Inc.(1)                                2,975
                                                                       --------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
                   50,800  Dover Corp.                                    2,156
                                                                       --------
HOME PRODUCTS -- 1.2%
                   36,600  Avon Products, Inc.                            1,775
                   35,800  Clorox Company                                 1,598
                   46,200  Colgate-Palmolive Co.                          2,714

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   26,800  Fortune Brands, Inc.                        $    789
                   61,800  Ralston Purina Co.                             1,499
                   95,200  Tupperware Corp.                               1,630
                                                                       --------
                                                                         10,005
                                                                       --------
HOTELS -- 0.1%
                   17,400  MGM Grand, Inc.                                  601
                                                                       --------
INDUSTRIAL PARTS -- 0.6%
                   69,400  Illinois Tool Works Inc.                       3,856
                   12,800  Ingersoll-Rand Co.                               483
                   12,500  United Technologies Corp.                        873
                                                                       --------
                                                                          5,212
                                                                       --------
INFORMATION SERVICES -- 0.4%
                   25,600  Automatic Data Processing, Inc.                1,672
                   38,600  First Data Corp.                               1,935
                      500  Omnicom Group Inc.                                46
                                                                       --------
                                                                          3,653
                                                                       --------
INTERNET -- 0.7%
                  113,500  America Online, Inc.(1)                        5,724
                                                                       --------
LEISURE -- 0.1%
                   15,500  Brunswick Corp.                                  301
                   19,700  International Game Technology(1)                 722
                                                                       --------
                                                                          1,023
                                                                       --------
LIFE & HEALTH INSURANCE -- 1.0%
                   27,800  CIGNA Corp.                                    3,390
                  104,400  Lincoln National Corp.                         5,051
                                                                       --------
                                                                          8,441
                                                                       --------
MEDIA -- 1.2%
                   21,100  Comcast Corp. Cl A(1)                            859
                   35,800  Cox Communications, Inc. Cl A(1)               1,577
                   26,000  Infinity Broadcasting Corp. Cl A(1)              865
                  126,800  Viacom, Inc. Cl B(1)                           7,212
                                                                       --------
                                                                         10,513
                                                                       --------
MEDICAL PRODUCTS & SUPPLIES -- 1.7%
                   47,400  Bard (C.R.), Inc.                              1,985
                   11,000  Beckman Coulter Inc.                             771
                   87,800  Johnson & Johnson                              8,088
                   27,100  PE Corp-PE Biosystems Group                    3,171
                    9,400  Varian Medical Systems, Inc.(1)                  459
                                                                       --------
                                                                         14,474
                                                                       --------
MEDICAL PROVIDERS & SERVICES -- 0.5%
                   23,600  HCA - The Healthcare Co.                         943
                   95,200  Oxford Health Plans, Inc.(1)                   3,210
                                                                       --------
                                                                          4,153
                                                                       --------
MINING & METALS -- 0.3%
                   18,200  Alcan Aluminium Ltd.                             574
                   58,500  Alcoa Inc.                                     1,679
                                                                       --------
                                                                          2,253
                                                                       --------


See Notes to Financial Statements               www.americancentury.com      9


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Shares                     ($ in Thousands)                            Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.5%
                  133,036  Ford Motor Co.                              $  3,476
                   10,800  Johnson Controls, Inc.                           644
                                                                       --------
                                                                          4,120
                                                                       --------
MULTI-INDUSTRY -- 0.5%
                   81,241  Tyco International Ltd.                        4,605
                                                                       --------
OIL SERVICES -- 0.5%
                   12,900  BJ Services Co.(1)                               676
                   57,600  Ensco International Inc.                       1,916
                   33,200  Noble Drilling Corp.(1)                        1,380
                                                                       --------
                                                                          3,972
                                                                       --------
PROPERTY & CASUALTY INSURANCE -- 0.9%
                   56,300  American International Group, Inc.             5,518
                   33,400  Radian Group Inc.                              2,367
                                                                       --------
                                                                          7,885
                                                                       --------
PUBLISHING -- 0.4%
                   24,400  Deluxe Corp                                      551
                   36,100  Dow Jones & Co., Inc.                          2,125
                    9,000  McGraw-Hill Companies, Inc. (The)                578
                                                                       --------
                                                                          3,254
                                                                       --------
RAILROADS -- 0.1%
                   16,900  Union Pacific Corp.                              792
                                                                       --------
RESTAURANTS -- 0.4%
                   52,200  Brinker International, Inc.(1)                 2,049
                   65,400  Jack in the Box Inc.(1)                        1,602
                                                                       --------
                                                                          3,651
                                                                       --------
SECURITIES & ASSET MANAGEMENT -- 1.2%
                   30,000  Lehman Brothers Holdings Inc.                  1,935
                   34,000  Merrill Lynch & Co., Inc.                      2,380
                   77,700  Morgan Stanley Dean Witter & Co.               6,240
                                                                       --------
                                                                         10,555
                                                                       --------
SEMICONDUCTOR -- 3.2%
                   59,900  Analog Devices, Inc.(1)                        3,893
                   63,500  Applied Materials, Inc.(1)                     3,375
                   84,100  Atmel Corp.(1)                                 1,254
                   39,200  Cypress Semiconductor Corp.(1)                 1,468
                   44,700  Integrated Device Technology, Inc.(1)          2,519
                  237,100  Intel Corp.                                   10,654
                   17,100  International Rectifier Corp.(1)                 763
                   33,300  KLA-Tencor Corp.(1)                            1,125
                   58,100  Lam Research Corp.(1)                          1,120
                   44,100  Silicon Storage Technology Inc.(1)             1,005
                                                                       --------
                                                                         27,176
                                                                       --------
SPECIALTY STORES -- 1.2%
                   47,600  Best Buy Co., Inc.(1)                          2,388
                   20,300  Dollar Tree Stores, Inc.(1)                      794
                   75,500  Home Depot, Inc.                               3,246
                   26,300  Insight Enterprises, Inc.(1)                     855
                   20,300  Tiffany & Co.                                    867

Shares/Principal Amount          ($ in Thousands)                      Value
--------------------------------------------------------------------------------

                   59,900  Zale Corp.(1)                               $  2,029
                                                                       --------
                                                                         10,179
                                                                       --------
TELEPHONE -- 3.8%
                   66,300  AT&T Corp.                                     1,537
                  189,000  BellSouth Corp.                                9,131
                   37,500  Dycom Industries, Inc.(1)                      1,411
                   30,000  Qwest Communications
                              International Inc.(1)                       1,459
                  178,200  SBC Communications Inc.                       10,280
                  114,654  Verizon Communications                         6,628
                   79,000  WorldCom, Inc.(1)                              1,874
                                                                       --------
                                                                         32,320
                                                                       --------
THRIFTS -- 0.1%
                   22,800  Golden West Financial Corp. (Del.)             1,278
                                                                       --------
TOBACCO -- 0.2%
                   13,900  R.J. Reynolds Tobacco Holdings,
                              Inc.                                          497
                   29,800  Universal Corp.                                  834
                                                                       --------
                                                                          1,331
                                                                       --------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
                   10,100  FedEx Corporation(1)                             473
                                                                       --------
WIRELESS TELECOMMUNICATIONS -- 0.6%
                   22,700  Nextel Communications, Inc.(1)                   869
                   21,500  QUALCOMM Inc.(1)                               1,400
                   70,600  Sprint PCS(1)                                  2,692
                                                                       --------
                                                                          4,961
                                                                       --------
TOTAL COMMON STOCKS                                                     512,092
                                                                       --------
   (Cost $413,675)

CORPORATE BONDS -- 12.9%
BANKS -- 1.2%
                 $  3,500  Citigroup Inc., 7.25%, 10/1/10                 3,478
                    2,000  Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                              1,780
                    5,000  Wells Fargo & Company, 7.25%,
                              8/24/05                                     5,037
                                                                       --------
                                                                         10,295
                                                                       --------
DEFENSE/AEROSPACE -- 0.4%
                    3,000  Raytheon Co., 8.20%, 3/1/06                    3,106
                                                                       --------
DEPARTMENT STORES -- 0.5%
                    4,000  Sears, Roebuck & Co. MTN,
                              7.12%, 6/4/04                               3,958
                                                                       --------
ELECTRICAL EQUIPMENT -- 1.2%
                    6,000  Anixter International Inc., 8.00%,
                              9/15/03                                     5,945
                    4,200  Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03                    4,055
                                                                       --------
                                                                         10,000
                                                                       --------


10      1-800-345-2021                         See Notes to Financial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
ELECTRICAL UTILITY -- 0.9%
                 $  3,400  Cilcorp, Inc., 8.70%, 10/15/09              $  3,510
                    2,000  Dominion Resources Inc.,
                              8.125%, 6/15/10                             2,066
                    2,000  Texas Utilities Electric Co.,
                              8.125%, 2/1/02                              2,029
                                                                       --------
                                                                          7,605
                                                                       --------
ENERGY RESERVES & PRODUCTION -- 1.2%
                    4,200  Duke Energy Field Services,
                              7.875%, 8/16/10                             4,286
                    3,650  EOG Resources Inc., 6.70%,
                              11/15/06                                    3,545
                    3,000  Kerr-McGee Corp., 7.125%,
                              10/15/27                                    2,681
                                                                       --------
                                                                         10,512
                                                                       --------
FINANCIAL SERVICES -- 1.7%
                    3,500  Ford Motor Credit Co., 6.125%,
                              4/28/03                                     3,412
                    3,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                     3,011
                    2,700  Ford Motor Credit Co., 6.75%,
                              5/15/05                                     2,633
                    3,600  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 12/11/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps               3,593
                    3,000  Money Store Inc. (The), 8.05%,
                              4/15/02                                     3,045
                                                                       --------
                                                                         15,694
                                                                       --------
FOREST PRODUCTS & PAPER -- 0.4%
                    3,500  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                      3,481
                                                                       --------
GAS & WATER UTILITIES -- 0.4%
                    3,250  EL Paso Energy Corporation MTN,
                              8.05%, 10/15/30                             3,292
                                                                       --------
GOLD -- 0.4%
                    3,500  Barrick Gold Corp., 7.50%,
                              5/1/07                                      3,431
                                                                       --------
HOTELS -- 0.3%
                    3,000  MGM Mirage, 8.50%, 9/15/10                     2,950
                                                                       --------
INFORMATION SERVICES -- 0.2%
                    2,000  KPNQwest B.V., 8.125%, 6/1/09                  1,790
                                                                       --------
MEDIA -- 0.7%
                    2,000  British SKY Broadcasting, 8.20%,
                              7/15/09                                     1,856
                    2,250  CSC Holdings Inc., 7.625%,
                              7/15/18                                     1,988
                    2,000  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                             1,950
                                                                       --------
                                                                          5,794
                                                                       --------
MULTI-INDUSTRY -- 0.5%
                    4,000  Tyco International Group SA,
                              6.875%, 9/5/02                              3,990
                                                                       --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
OIL REFINING -- 0.4%
                 $  3,000  Valero Energy Corp., 8.375%,
                              6/15/05                                  $  3,111
                                                                       --------
REAL ESTATE INVESTMENT TRUST -- 0.9%
                    3,000  EOP Operating LP, 6.75%,
                              2/15/08                                     2,812
                    5,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                    4,967
                                                                       --------
                                                                          7,779
                                                                       --------
SECURITIES & ASSET MANAGEMENT -- 0.7%
                    3,150  AXA Financial Inc., 7.75%, 8/1/10              3,199
                    3,000  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                              3,066
                                                                       --------
                                                                          6,265
                                                                       --------
TELEPHONE -- 0.9%
                    5,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                    4,483
                    3,000  GTE South, 7.25%, 8/1/02                       3,015
                                                                       --------
                                                                          7,498
                                                                       --------
TOTAL CORPORATE BONDS                                                   110,551
                                                                       --------
   (Cost $111,087)

MORTGAGE-BACKED SECURITIES(2) -- 12.8%
                    3,829  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                      3,693
                   11,412  FHLMC Pool #C00742, 6.50%,
                              4/1/29                                     10,985
                    2,724  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                      2,725
                    9,793  FHLMC Pool #C42464, 7.00%,
                              9/1/30                                      9,608
                    3,044  FHLMC Pool #E67887, 7.00%,
                              10/1/12                                     3,037
                    2,000  FHLMC REMIC, Series 77,
                              Class H PAC, 8.50%, 9/15/20                 2,058
                    3,939  FNMA Pool #050985, 6.00%,
                              2/1/09                                      3,836
                      289  FNMA Pool #251700, 6.50%,
                              5/1/13                                        283
                    2,701  FNMA Pool #252211, 6.00%,
                              1/1/29                                      2,539
                    2,661  FNMA Pool #252212, 6.50%,
                              1/1/29                                      2,562
                    1,417  FNMA Pool #252213, 6.00%,
                              1/1/14                                      1,366
                    4,956  FNMA Pool #323980, 6.00%,
                              4/1/14                                      4,778
                      349  FNMA Pool #347879, 6.50%,
                              5/1/11                                        343
                    3,133  FNMA Pool #377656, 7.50%,
                              11/1/11                                     3,166
                       86  FNMA Pool #398955, 6.50%,
                              10/1/12                                        84
                    4,527  FNMA Pool #411821, 7.00%,
                              1/1/28                                      4,449


See Notes to Financial Statements               www.americancentury.com      11


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                 $  4,048  FNMA Pool #412562, 6.50%,
                              1/1/28                                   $  3,903
                    2,755  FNMA Pool #413812, 6.50%,
                              1/1/28                                      2,656
                      320  FNMA Pool #421163, 6.50%,
                              6/1/13                                        314
                      483  FNMA Pool #421173, 6.50%,
                              6/1/13                                        475
                      450  FNMA Pool #421501, 6.50%,
                              6/1/13                                        441
                      307  FNMA Pool #429306, 6.50%,
                              6/1/13                                        301
                      127  FNMA Pool #429525, 6.50%,
                              5/1/13                                        125
                      172  FNMA Pool #433184, 6.50%,
                              6/1/13                                        169
                    3,522  FNMA Pool #450619, 6.00%,
                              12/1/28                                     3,311
                    1,870  FNMA Pool #453956, 6.00%,
                              12/1/28                                     1,758
                    4,278  FNMA Pool #485403, 6.00%,
                              2/1/29                                      4,021
                    4,051  FNMA Pool #506995, 7.50%,
                              7/1/29                                      4,049
                    3,000  FNMA Pool #509850, 5.25%,
                              1/15/09                                     2,733
                    5,531  FNMA Pool #526231, 7.50%,
                              12/1/29                                     5,529
                    3,981  FNMA Pool #537234, 7.00%,
                              5/1/30                                      3,904
                    2,000  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                     1,930
                    4,175  GNMA Pool #002202, 7.00%,
                              4/20/26                                     4,104
                    2,282  GNMA Pool #458862, 7.50%,
                              2/15/28                                     2,293
                    2,184  GNMA Pool #467626, 7.00%,
                              2/15/28                                     2,156
                    3,731  GNMA Pool #469811, 7.00%,
                              12/15/28                                    3,683
                    3,845  GNMA Pool #509502, 8.00%,
                              12/15/29                                    3,911
                    2,655  GNMA Pool #780412, 7.50%,
                              8/15/26                                     2,670
                                                                       --------
TOTAL MORTGAGE-BACKED SECURITIES                                        109,948
                                                                       --------
   (Cost $111,198)

U.S. TREASURY SECURITIES -- 4.4%
                   19,550  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(3)                                 4,053
                    1,750  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                     2,336
                    8,250  U.S. Treasury Bonds, 8.875%,
                              2/15/19                                    10,849

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                 $  1,700  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                 $  1,818
                   10,200  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                    10,761
                    3,000  U.S. Treasury Notes, 6.375%,
                              3/31/01                                     3,000
                    1,000  U.S. Treasury Notes, 6.00%,
                              8/15/04                                     1,004
                    3,500  U.S. Treasury Notes, 6.75%,
                              5/15/05                                     3,630
                                                                       --------
TOTAL U.S. TREASURY SECURITIES                                           37,451
                                                                       --------
   (Cost $37,793)

ASSET-BACKED SECURITIES(2) -- 4.0%
                    3,000  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                     3,014
                    4,300  Chase Commercial Mortgage
                              Securities Corp., Series 1999 2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                    4,335
                    2,800  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                     2,762
                      126  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2,
                              6.80%, 5/15/01                                126
                    5,199  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                              5,098
                    1,623  FNMA Whole Loan, Series
                              1995 W1, Class A6, 8.10%,
                              4/25/25                                     1,625
                    6,500  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                     6,127
                    3,000  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                     2,981
                    6,200  Residential Asset Securities Corp.
                              Series 1999-KS3, Cl AI2,
                              7.08%, 9/25/20                              6,185
                      208  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4, 6.78%,
                              2/15/16                                       207
                    2,100  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5, 6.92%,
                              10/15/18                                    2,093
                                                                       --------
TOTAL ASSET-BACKED SECURITIES                                            34,553
                                                                       --------
   (Cost $35,053)


12      1-800-345-2021                        See Notes to Financial Statements


Balanced--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 2.3%
                 $  7,000  FNMA, 7.00%, 7/15/05                        $  7,134
                    1,500  FNMA, 7.125%, 1/15/30                          1,565
                    3,750  FNMA MTN, 5.83%, 2/2/04                        3,665
                    4,000  FNMA MTN, 5.74%, 1/21/09                       3,726
                    3,350  FNMA, Series B, 7.25%,
                              1/15/10                                     3,477
                                                                       --------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                               19,567
                                                                       --------
   (Cost $19,672)

SOVEREIGN GOVERNMENTS AND AGENCIES -- 0.2%
                    2,000  United Mexican States, 9.875%,
                              2/1/10                                      2,085
                                                                       --------
   (Cost $2,101)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS* -- 3.8%
                  $32,800  FNMA Discount Notes, 6.45%,
                              11/1/00(4)                               $ 32,800
                                                                       --------
   (Cost $32,800)

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $859,047
                                                                       ========
   (Cost $763,379)

FUTURES CONTRACTS
                               ($ in Thousands)
                    Expiration            Underlying Face        Unrealized
   Purchased           Date               Amount at Value           Loss
--------------------------------------------------------------------------------
  14 S&P 500         December
    Futures            2000                   $5,040               $(260)
                                    ============================================

* Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have full exposure to stocks and have easy access to the money. Temporary cash investments, less the required reserves for futures contracts, are 3.2%.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective October 31, 2000.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4)  Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      13


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

ASSETS                                 (In Thousands Except Per Share Amounts)
Investment securities, at value
  (identified cost of $763,379)
  (Note 3) .........................................  $859,047
Receivable for investments sold ....................   23,542
Receivable for variation margin
  on futures contracts .............................     367
Dividends and interest receivable ..................    4,234
                                                    -------------
 ...................................................   887,190
                                                    -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...........................     537
Payable for investments purchased ..................   10,315
Accrued management fees (Note 2) ...................     653
Distribution fees payable (Note 2) .................      4
Service fees payable (Note 2) ......................      4
Accrued expenses and other liabilities .............      1
                                                    -------------
                                                       11,514
                                                    -------------
Net Assets .........................................  $875,676
                                                    =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ............  $750,102
Undistributed net investment income ................    1,975
Accumulated undistributed net
  realized gain on investment
  transactions .....................................   28,190
Net unrealized appreciation on
  investments (Note 3) .............................   95,409
                                                    -------------
                                                      $875,676
                                                    =============

Investor Class, $0.01 Par Value
  ($ and shares in full)
Net assets .........................................$835,415,316
Shares outstanding ................................. 49,125,175
Net asset value per share ..........................   $17.01

Advisor Class, $0.01 Par Value
  ($ and shares in full)
Net assets ......................................... $17,046,400
Shares outstanding .................................  1,002,808
Net asset value per share ..........................   $17.00

Institutional Class, $0.01 Par Value
  ($ and shares in full)
Net assets ......................................... $23,214,476
Shares outstanding .................................  1,364,893
Net asset value per share ..........................   $17.01


14      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME                                  (In Thousands)
Income:
Interest ...........................................  $25,277
Dividends ..........................................   5,520
                                                    ------------
                                                      30,797
                                                    ------------

Expenses (Note 2):
Management fees ....................................   8,873
Distribution fees - Advisor Class ..................    33
Service fees - Advisor Class .......................    33
Directors' fees and expenses .......................     5
                                                    ------------
                                                       8,944
                                                    ------------
Net investment income ..............................  21,853
                                                    ------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized gain on investments ...................  31,415
Change in net unrealized
  appreciation on investments ......................   (281)
                                                    ------------

Net realized and unrealized
  gain on investments ..............................  31,134
                                                    ------------

Net Increase in Net Assets
  Resulting from Operations ........................  $52,987
                                                    ============


See Notes to Financial Statements              www.americancentury.com      15


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

Decrease in Net Assets                               2000           1999

OPERATIONS                                               (In Thousands)
Net investment income ...........................  $21,853         $23,183
Net realized gain on investments ................   31,415         126,427
Change in net unrealized
  appreciation on investments ...................    (281)        (40,562)
                                                 ------------   ------------
Net increase in net assets
  resulting from operations .....................   52,987         109,048
                                                 ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class ................................  (21,560)       (23,448)
  Advisor Class .................................    (280)          (199)
  Institutional Class ...........................    (264)           --
From net realized gains on
  investment transactions:
  Investor Class ................................  (121,972)      (102,260)
  Advisor Class .................................   (1,446)         (747)
  Institutional Class ...........................     --             --
                                                 ------------   ------------
Decrease in net assets
  from distributions ............................  (145,522)      (126,654)
                                                 ------------   ------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets
  from capital share transactions ...............   42,891         (1,938)
                                                 ------------   ------------

Net decrease in net assets ......................  (49,644)       (19,544)

NET ASSETS
Beginning of period .............................   925,320        944,864
                                                 ------------   ------------
End of period ...................................  $875,676       $925,320
                                                 ============   ============

Undistributed net investment income .............   $1,975         $2,226
                                                 ============   ============


16      1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Balanced Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth and current income. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class commenced on May 1, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


                                                www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. For the period November 1, 1999 through July 31, 2000, the annual management fee was 1.00% for the Investor Class and 0.75% for the Advisor Class. For the period May 1, 2000 through July 31, 2000, the annual management fee was 0.80% for the Institutional Class. Effective August 1, 2000, the annual management fee for each class of shares is as follows:

                            INVESTOR CLASS   ADVISOR CLASS   INSTITUTIONAL CLASS
FUND AVERAGE NET ASSETS
First $1 billion ...........     0.90%           0.65%              0.70%
Over $1 billion ............     0.80%           0.55%              0.60%

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the fund under the plan during the year ended October 31, 2000 were $64,959.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2000, totaled $755,569,933 of which $195,554,234 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended October 31, 2000, totaled $853,255,627, of which $221,462,665 represented U.S. Treasury and Agency obligations.

    On October 31, 2000, accumulated net unrealized appreciation was $93,249,179, based on the aggregate cost of investments for federal income tax purposes of $765,797,915, which consisted of unrealized appreciation of $117,945,516 and unrealized depreciation of $24,696,337.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                    SHARES         AMOUNT
INVESTOR CLASS                                          (In Thousands)
Shares Authorized ..............................    134,000
                                                 ============
Year ended October 31, 2000
Sold ...........................................    12,079        $211,871
Issued in reinvestment of distributions ........    8,364          140,861
Redeemed .......................................   (19,568)       (340,571)
                                                 ------------   ------------
Net increase ...................................     875           $12,161
                                                 ============   ============

Year ended October 31, 1999
Sold ...........................................    9,402         $176,617
Issued in reinvestment of distributions ........    6,821          122,812
Redeemed .......................................   (16,358)       (305,659)
                                                 ------------   ------------
Net decrease ...................................    (135)         $(6,230)
                                                 ============   ============

ADVISOR CLASS
Shares Authorized ..............................    50,000
                                                 ============
Year ended October 31, 2000
Sold ...........................................     568           $9,661
Issued in reinvestment of distributions ........     101            1,702
Redeemed .......................................    (244)          (4,187)
                                                 ------------   ------------
Net increase ...................................     425           $7,176
                                                 ============   ============

Year ended October 31, 1999
Sold ...........................................     575           $10,802
Issued in reinvestment of distributions ........      52             931
Redeemed .......................................    (396)          (7,441)
                                                 ------------   ------------
Net increase ...................................     231           $4,292
                                                 ============   ============

INSTITUTIONAL CLASS
Shares Authorized ..............................    16,000
                                                 ============
Period ended October 31, 2000(1)
Sold ...........................................    2,441          $42,032
Issued in reinvestment of distributions ........      15             264
Redeemed .......................................   (1,091)        (18,742)
                                                 ------------   ------------
Net increase ...................................    1,365          $23,554
                                                 ============   ============

(1) May 1, 2000 (commencement of sale) through October 31, 2000.

--------------------------------------------------------------------------------
5.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2000.


                                                www.americancentury.com      19


Balanced--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                           Investor Class
                                         2000       1999       1998        1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................. $18.95     $19.39     $19.55      $18.55     $17.70
                                       --------   --------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income(1) ............  0.42       0.46       0.42        0.40       0.44
  Net Realized and Unrealized Gain
  on Investment Transactions ..........  0.61       1.69       1.45        2.41       1.88
                                       --------   --------   ---------   --------   --------
  Total From Investment Operations ....  1.03       2.15       1.87        2.81       2.32
                                       --------   --------   ---------   --------   --------
Distributions
  From Net Investment Income .......... (0.43)     (0.47)     (0.43)      (0.43)     (0.46)
  From Net Realized Gains on
  Investment Transactions ............. (2.54)     (2.12)     (1.60)      (1.38)     (1.01)
                                       --------   --------   ---------   --------   --------
  Total Distributions ................. (2.97)     (2.59)     (2.03)      (1.81)     (1.47)
                                       --------   --------   ---------   --------   --------
Net Asset Value, End of Period ........ $17.01     $18.95     $19.39      $19.55     $18.55
                                       ========   ========   =========   ========   ========
  Total Return(2) .....................  5.90%     12.03%     10.46%      16.34%     14.04%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  0.97%      1.00%      1.00%       1.00%      0.99%
Ratio of Net Investment Income
  to Average Net Assets ...............  2.40%      2.44%      2.16%       2.15%      2.50%
Portfolio Turnover Rate ...............   85%       128%       102%        110%       130%
Net Assets, End of Period
  (in millions) .......................  $835       $914       $938        $926       $879

(1)  Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


20      1-800-345-2021                       See Notes to Financial Statements


Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                         2000       1999       1998       1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $18.94     $19.38     $19.55      $17.46
                                       --------   --------   ---------   --------
Income From Investment Operations
  Net Investment Income(2) ............  0.37       0.41       0.37        0.29
  Net Realized and Unrealized
  Gain on Investment Transactions .....  0.62       1.69       1.44        2.04
                                       --------   --------   ---------   --------
  Total From Investment Operations ....  0.99       2.10       1.81        2.33
                                       --------   --------   ---------   --------
Distributions
  From Net Investment Income .......... (0.39)     (0.42)     (0.38)      (0.24)
  From Net Realized Gains on
  Investment Transactions ............. (2.54)     (2.12)     (1.60)        .--
                                       --------   --------   ---------   --------
  Total Distributions ................. (2.93)     (2.54)     (1.98)      (0.24)
                                       --------   --------   ---------   --------
Net Asset Value, End of Period ........ $17.00     $18.94     $19.38      $19.55
                                       ========   ========   =========   ========
  Total Return(3) .....................  5.63%     11.74%     10.15%      13.42%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............  1.22%      1.25%      1.25%     1.25%(4)
Ratio of Net Investment Income
  to Average Net Assets ...............  2.15%      2.19%      1.91%     1.90%(4)
Portfolio Turnover Rate ...............   85%       128%       102%        110%
Net Assets, End of Period
  (in thousands) ......................$17,046    $10,946     $6,723      $5,724

(1)  January 6, 1997 (commencement of sale) through October 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com      21


Balanced--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                  Institutional Class
                                                        2000(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period .................  $17.34
                                                      ----------
Income From Investment Operations
  Net Investment Income(2) ...........................   0.23
  Net Realized and Unrealized Loss
  on Investment Transactions .........................  (0.34)
                                                      ----------
  Total From Investment Operations ...................  (0.11)
                                                      ----------
Distributions
  From Net Investment Income .........................  (0.22)
                                                      ----------
Net Asset Value, End of Period .......................  $17.01
                                                      ==========
  Total Return(3) ....................................  (0.63)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............................. 0.75%(4)
Ratio of Net Investment Income
  to Average Net Assets .............................. 2.66%(4)
Portfolio Turnover Rate ..............................    85%
Net Assets, End of Period
  (in thousands) .....................................  $23,214

(1)  May 1, 2000 (commencement of sale) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


22      1-800-345-2021                       See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Balanced Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


                                                www.americancentury.com      23


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class, and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


24      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 14 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

     AMERICAN CENTURY BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key decision-making investment tools. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500.

     The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to overweight relatively undervalued sectors of the market.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers Aggregate Bond Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

     The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed primarily of the Lehman Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

[right margin]

INVESTMENT TEAM LEADERS
   Equity Portfolio
       JEFF TYLER
   Fixed-Income Portfolio
       JEFF HOUSTON
   Credit Research
       GREG AFIESH

BOND CREDIT RATING GUIDELINES

   CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS
STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

   SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*  AAA -- EXTREMELY STRONG ABILITY TO
   MEET FINANCIAL OBLIGATIONS.

*  AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

   IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                www.americancentury.com      25
Glossary
--------------------------------------------------------------------------------
FIXED-INCOME TERMS

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

* DURATION -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

* WEIGHTED AVERAGE MATURITY (WAM) -- another measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

EQUITY TERMS

* BLUE CHIP STOCKS -- generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.

* COMMON STOCKS -- units of ownership of public corporations. All of the stocks described in this section are types of common stock.

* CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

* GROWTH STOCKS -- generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth.

* VALUE STOCKS -- generally considered to be stocks that are relatively inexpensive.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS --the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of morethan $9 billion. This is Lipper's market-capitalization breakpoint as of October31, 2000, although it may be subject to change based on market fluctuations. TheDow Jones Industrial Average and the S&P 500 are representative indexes of large-cap stock performance.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between$2.3 billion and $9 billion. This is Lipper's market-capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 and Russell 2500 are representative of mid-cap stock performance.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market-capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 and the Russell 2000 are representative of small-cap stock performance.

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 20-22.


26      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0012                                 American Century Investment Services, Inc.
SH-ANN-23502                      (c)2000 American Century Services Corporation

[front cover]

October 31, 2000

AMERICAN CENTURY
Annual Report

Limited-Term Bond
Intermediate-Term Bond
Bond


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

LIMITED-TERM BOND
(ABLIX)
--------------------------

INTERMEDIATE-TERM BOND
(TWITX)
--------------------------

BOND
(TWLBX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     American Century's Limited-Term Bond, Intermediate-Term Bond, and Bond funds posted solid returns for the year ended October 31, 2000. Reflecting conditions that were better for bonds than for stocks, the funds outperformed the broad U.S. stock market--as represented by the Wilshire 5000 and S&P 500 stock indexes--during the last six months of the period. For risk-averse investors or those with short investment horizons, this demonstrated the value of maintaining at least a modest fixed-income position to cushion against stock price swings. Your team of investment professionals reviews fund performance and the taxable investment-grade U.S. bond market beginning on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
LIMITED-TERM BOND
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    8
INTERMEDIATE-TERM BOND
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   13
BOND
   Performance Information ................................................   16
   Management Q&A .........................................................   17
   Schedule of Investments ................................................   19
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   21
   Statement of Operations ................................................   22
   Statement of Changes
      in Net Assets .......................................................   23
   Notes to Financial
      Statements ..........................................................   24
   Financial Highlights ...................................................   27
   Independent Auditors'
      Report ..............................................................   33
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   34
   Background Information
      Investment Philosophy
         and Policies .....................................................   35
      Comparative Indices .................................................   35
      Lipper Rankings .....................................................   35
      Investment Team
         Leaders ..........................................................   35
      Credit Rating
         Guidelines .......................................................   35
   Glossary ...............................................................   36


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The year ended October 31, 2000, provided a generally favorable environment for U.S. bonds. A slowing U.S. economy and stock market volatility helped most U.S. bonds post solid returns.

* The broad taxable U.S. bond market (represented by the Lehman Brothers Aggregate Bond Index) outperformed the broad U.S. stock market (represented by the Wilshire 5000 stock index).

* In the taxable bond arena, Treasury securities performed best. Corporate bonds lagged the other sectors.

* However, Treasurys trailed mortgage-backed, government agency, and asset-backed bonds during the second half of the year.

LIMITED-TERM BOND

* The fund's total return for the year ended October 31, 2000, lagged the average of its Lipper group, but beat the average during the final six months.

* The fund outperformed its Lipper group average in the second half because we shifted its sector weightings and slightly extended its duration.

* Investing in mortgage-backed securities and government agency debt boosted performance.

* A cautious approach to corporate bonds helped the fund avoid a slew of credit downgrades in the third quarter.

* The management team envisions a "soft landing" for the economy and plans to keep the fund's corporate holdings in large, liquid securities.

INTERMEDIATE-TERM BOND

* The fund's total return for the year ended October 31, 2000, was higher than the average of its Lipper group.

* Factors that helped the fund outperform the Lipper average return included lower expenses, avoiding corporate credit downgrades during the second half of the period, and making timely asset redeployments to sectors that performed well in the summer and fall.

* The investment team said farewell to portfolio manager Bud Hoops, who retired in July.

* The portfolio is positioned for an economic "soft landing" and should remain in that position unless there's compelling evidence of a significantly harder landing than expected.

BOND

* The fund's total return for the year ended October 31, 2000, lagged the average of its Lipper group, but beat the average during the final six months.

* Factors that helped Bond perform better in the last six months included avoiding corporate credit downgrades during the second half of the period and redeploying assets to sectors that performed well in the summer and fall.

* The investment team said farewell to portfolio manager Bud Hoops, who retired in July.

* The portfolio is positioned for an economic "soft landing" and should remain in that position unless there's compelling evidence of a significantly harder landing than expected.

[left margin]

                 LIMITED-TERM BOND(1)
                        (ABLIX)
    TOTAL RETURNS:               AS OF 10/31/00
       6 Months                           4.56%(2)
       1 Year                             5.59%
    30-DAY SEC YIELD:                     6.41%
    INCEPTION DATE:                      3/1/94
    NET ASSETS:                   $10.5 million(3)

               INTERMEDIATE-TERM BOND(1)
                        (TWITX)
    TOTAL RETURNS:               AS OF 10/31/00
       6 Months                           5.23%(2)
       1 Year                             5.99%
    30-DAY SEC YIELD:                     6.42%
    INCEPTION DATE:                      3/1/94
    NET ASSETS:                   $33.6 million(3)

                        BOND(1)
                        (TWLBX)
    TOTAL RETURNS:               AS OF 10/31/00
       6 Months                           4.85%(2)
       1 Year                             5.34%
    30-DAY SEC YIELD:                     6.49%
    INCEPTION DATE:                      3/2/87
    NET ASSETS:                  $110.6 million(3)

(1) Investor Class.

(2) Not annualized.

(3) Includes Investor and Advisor classes.

See Total Returns on pages 5, 10, and 16.
Investment terms are defined in the Glossary on pages 36-37.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

THE U.S. ECONOMY AND BONDS

     The year ended October 31, 2000, provided a generally favorable environment for U.S. bonds, particularly during the last six months. The Lehman Brothers Aggregate Bond Index--which reflects the price fluctuations of over 6,000 mortgage-backed, Treasury, corporate, government agency, and asset-backed bonds in the U.S.--gained 7.30% during the year, including 5.80% from the end of April to the end of October. By comparison, the U.S. stock market, represented by the Wilshire 5000 index, posted a 6.95% return for the year.

     A slowing U.S. economy--primarily the result of six interest rate hikes by the Federal Reserve since June 1999--and stock market volatility helped most U.S. bonds post solid returns. As the threat of higher inflation faded in late May and June, the Fed stopped raising rates, triggering a bond rally that lasted from June until the end of the period.

     The bond rally also received assistance from global events. By late summer, rising oil prices and a declining euro (the European currency) threatened global economic growth and international demand for U.S. goods and services, triggering recessionary fears. With more and more U.S. companies issuing profit warnings, particularly in the technology sector, stocks staggered and bonds were boosted by the combination of increased demand and a more stable interest rate environment.

A TALE OF TWO PERIODS

     In the taxable bond arena (the sectors encompassed by the Lehman Brothers Aggregate Bond Index), Treasury securities performed best for the 12-month period (see the table at right) and corporate securities were worst. But the numbers don't tell the whole story. After leading the other sectors significantly through the first six months, due mostly to the strong performance of long-term Treasury bonds, Treasurys trailed mortgage-backed, government agency, and asset-backed bonds during the second half of the year (see the table on the next page). Investors sought value and higher yields in non-Treasury ("spread") sectors after Treasury bond yields dropped dramatically (and prices rose) during the first half of 2000. The Treasury rally was due primarily to reduced supply--government surpluses allowed the Treasury to issue fewer bonds and buy back outstanding long-term debt.

     Fed inactivity helped the spread sectors, too--higher-yielding mortgage-backed, asset-backed, and agency securities tend to outperform Treasurys when interest rates are relatively stable. Declining Treasury buybacks and higher oil prices also took a toll, causing the long end of the Treasury yield curve to "disinvert" (the 30-year T-bond yielded more than the 10-year T-note) in September for the first time since last January. This "disinversion" gave another boost to spread-sector bonds--inverted yield curves are typically unfavorable for those securities.

[right margin]

"A SLOWING U.S. ECONOMY AND STOCK MARKET VOLATILITY HELPED MOST U.S. BONDS POST SOLID RETURNS."

TAXABLE U.S. BOND RETURNS
FOR THE YEAR ENDED OCTOBER 31, 2000
   LEHMAN AGGREGATE BOND INDEX          7.30%
   Lehman Treasury Bond Index           8.22%
   Lehman Fixed-Rate Mortgage-
      Backed Securities Index           7.57%
   Lehman Agency Bond Index             7.30%
   Lehman Asset-Backed Bond Index       7.10%
   Lehman Corporate Bond Index          5.38%

Source: Bloomberg Financial Markets

[line graph - data below]

"TWISTING" TREASURY YIELD CURVE
YEARS TO
MATURITY         10/31/99         4/30/00         10/31/00
1                 5.98%            6.18%            6.17%
2                 5.79%            6.68%            5.92%
3                 5.84%            6.63%            5.88%
4                 5.89%            6.58%            5.84%
5                 5.95%            6.54%            5.81%
6                 5.97%            6.47%            5.80%
7                 5.98%            6.42%            5.79%
8                 6.00%            6.35%            5.78%
9                 6.01%            6.28%            5.76%
10                6.03%            6.21%            5.75%
11                6.04%            6.18%            5.75%
12                6.04%            6.16%            5.75%
13                6.05%            6.14%            5.76%
14                6.05%            6.13%            5.76%
15                6.06%            6.12%            5.76%
16                6.06%            6.11%            5.76%
17                6.07%            6.10%            5.76%
18                6.07%            6.09%            5.77%
19                6.08%            6.08%            5.77%
20                6.09%            6.07%            5.77%
21                6.09%            6.06%            5.77%
22                6.10%            6.05%            5.77%
23                6.10%            6.04%            5.78%
24                6.11%            6.03%            5.78%
25                6.12%            6.02%            5.78%
26                6.12%            6.01%            5.78%
27                6.13%            6.00%            5.78%
28                6.14%            5.99%            5.79%
29                6.15%            5.98%            5.79%
30                6.16%            5.96%            5.79%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
                                                                    (Continued)

MORTGAGE AND AGENCY SECTORS REBOUND FROM GSE DEBATE

     Increased demand for mortgage-backed and government agency securities caused the spread, or difference in yield, between Treasurys and these bonds to narrow during the last six months. For example, the spread between a 30-year Fannie Mae (FNMA-- the Federal National Mortgage Association) security and a 30-year Treasury bond narrowed from 126 basis points (1.26%-- a basis point equals 0.01%) on April 28, 2000, to 97 basis points on October 31. When spreads narrow, mortgage and agency securities outperform Treasurys.

     Mortgage and agency securities were also helped when congressional action was delayed on the Baker Bill--HR 3703--which seeks to change the oversight and regulation of government-sponsored enterprises (GSEs) such as Fannie Mae and eliminate their government backing. The bill's sponsor and its supporters believe that the size and level of indebtedness of GSEs are causes for concern, though not an immediate risk to the financial markets because of the GSEs' current health. The bill didn't garner much support--opponents feared disrupting the GSEs' business and the bond market by legislating a problem of questionable proportions.

INTERMEDIATE TREASURYS AND TIIS BECOME SECTOR LEADERS

     With the long end of the Treasury yield curve "disinverting" and the short end stabilizing as the Fed stopped raising interest rates, the place to be in the Treasury market during the last six months was the intermediate-term maturity area. That's where yields fell (and prices rose) the most.

     Treasury inflation-indexed securities (TIIS) also drew increasing attention. Investors believed that TIIS, whose principal values are adjusted for changes in inflation, were attractive relative to the spread sectors and nominal (traditional) Treasury bonds. The second and third quarters of 2000 provided a good environment for TIIS--inflation, though mild, ticked up slightly, and real (inflation-adjusted) yields fell.

CORPORATE SUPPLY AND PROFIT CONCERNS CONSTRAIN RETURNS

     Even though corporate bonds posted decent returns in the last six months, they lagged other sectors of the bond market. Supply and demand issues were a big part of the story. Record issuance of corporate bonds during the second quarter, as companies tried to go to market before the Fed raised interest rates further, put pressure on prices. Demand also weakened as investors feared that higher interest rates would damage the financial health of corporate bond issuers.

     Later, the market's anticipation of a large wave of new corporate issuance during the third quarter continued to stifle demand. For example, many investors expected European telecommunications firms to rush to the market for financing to help them build out networks and compete for new licenses. However, as financial conditions weakened, some firms chose not to come to market, leading to less issuance than expected.

[left margin]

"STOCKS STAGGERED, AND BONDS WERE BOOSTED BY THE COMBINATION OF INCREASED DEMAND AND A MORE STABLE INTEREST RATE ENVIRONMENT."

TAXABLE U.S. BOND RETURNS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2000
   LEHMAN AGGREGATE BOND INDEX          5.80%
   Lehman Treasury Bond Index           5.50%
   Lehman Fixed-Rate Mortgage-
      Backed Securities Index           6.24%
   Lehman Agency Bond Index             6.08%
   Lehman Asset-Backed Bond Index       5.53%
   Lehman Corporate Bond Index          5.26%

Source: Bloomberg Financial Markets

"HIGHER-YIELDING MORTGAGE-BACKED, ASSET-BACKED, AND AGENCY SECURITIES TEND TO OUTPERFORM TREASURYS WHEN INTEREST RATES ARE RELATIVELY STABLE."


4      1-800-345-2021


Limited-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                            INVESTOR CLASS (INCEPTION 3/1/94)                     ADVISOR CLASS (INCEPTION 11/12/97)
                           MERRILL LYNCH                                                           MERRILL LYNCH
           LIMITED-TERM        1-5 YR.      SHORT INVESTMENT-GRADE DEBT FUNDS(2)   LIMITED-TERM        1-5 YR.
               BOND      GOVT./CORP. INDEX    AVERAGE RETURN   FUND'S RANKING          BOND      GOVT./CORP. INDEX
========================================================================================================================
6 MONTHS(1)    4.56%           4.70%              3.94%             --                 4.43%            4.70%
1 YEAR         5.59%           6.29%              5.76%        69 OUT OF 110           5.33%            6.29%
========================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        4.96%           5.63%              4.92%        53 OUT OF 96             --               --
5 YEARS        5.33%           5.94%              5.31%        34 OUT OF 70             --               --
LIFE OF FUND   5.30%           5.98%             5.45%(3)      27 OUT OF 53(3)         4.72%           5.63%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 10/31/97, the date nearest the class's inception for which data are available.

See pages 34-36 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 10/31/00
Merrill Lynch 1- to 5-Year
   Govt./Corp. Index            $14,726
Limited-Term Bond               $14,108

                   Limited-_Term     Merrill Lynch 1- to 5-Year
                       Bond              Govt./Corp. Index
DATE                  VALUE                    VALUE
3/1/1994             $10,000                  $10,000
3/31/1994             $9,933                   $9,909
6/30/1994             $9,906                   $9,885
9/30/1994             $9,989                   $9,974
12/31/1994            $9,979                   $9,961
3/31/1995            $10,291                  $10,348
6/30/1995            $10,620                  $10,764
9/30/1995            $10,794                  $10,928
12/31/1995           $11,072                  $11,253
3/31/1996            $11,094                  $11,243
6/30/1996            $11,193                  $11,336
9/30/1996            $11,364                  $11,529
12/31/1996           $11,560                  $11,772
3/31/1997            $11,638                  $11,817
6/30/1997            $11,886                  $12,111
9/30/1997            $12,115                  $12,386
12/31/1997           $12,300                  $12,614
3/31/1998            $12,463                  $12,809
6/30/1998            $12,650                  $13,023
9/30/1998            $13,019                  $13,509
12/31/1998           $13,075                  $13,583
3/31/1999            $13,180                  $13,639
6/30/1999            $13,222                  $13,670
9/30/1999            $13,351                  $13,824
12/31/1999           $13,400                  $13,880
3/31/2000            $13,566                  $14,057
6/30/2000            $13,709                  $14,294
9/30/2000            $14,033                  $14,660
10/31/2000           $14,108                  $14,726

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 1- to 5-Year Government/ Corporate Index is provided for comparison in each graph. Limited-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                  Limited-_Term       Merrill Lynch 1- to 5-Year
                      Bond               Govt./Corp. Index
DATE                 RETURN                   RETURN
10/31/1994*          -0.08%                    0.16%
10/31/1995            8.89%                   10.48%
10/31/1996            5.48%                    5.92%
10/31/1997            6.30%                    6.93%
10/31/1998            6.58%                    8.44%
10/31/1999            2.75%                    2.24%
10/31/2000            5.59%                    6.29%

* From 3/1/94 (the fund's inception date) to 10/31/94.


                                                www.americancentury.com      5


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Limited-Term Bond fund investment team.

HOW DID LIMITED-TERM BOND PERFORM FOR THE YEAR ENDED OCTOBER 31?

     Despite uncertainty about the economy and sharp volatility in stock and bond markets, Limited-Term Bond provided positive returns for shareholders. The fund returned 5.59%, slightly less than the 5.76% average return of the 110 "Short Investment-Grade Debt Funds" tracked by Lipper Inc.*

     After a slow start, the fund had a great run, beating the Lipper group average by a wide margin in the second half, though it trailed by a couple strides at the finish line. (See the previous page for more fund performance information.)

CAN YOU CHARACTERIZE THE FUND'S PERFORMANCE IN THE FIRST HALF OF THE FISCAL
YEAR?

     As discussed in the April 30 semiannual report, the fund underperformed in the first half of the year for two reasons. First, we sold Treasury bonds in early January to meet significant cash outflows as investors chased the stock market rally. Unfortunately, that left the fund with fewer Treasurys than we would have liked at a time when Treasurys were rallying.

     Second, the fund had a small holding in Conseco bonds, which were downgraded in late March and early April, sending their price lower. When the bonds rebounded slightly, we sold them, eliminating our exposure to Conseco.

HOW DID YOU OUTPERFORM THE LIPPER GROUP IN THE LAST SIX MONTHS?

     We shifted the fund's sector weightings and slightly extended its duration

     To monitor values in the different sectors of the market, we track yield spreads, or the difference in yield between Treasurys and other types of bonds. We put our shareholders' money to work where we find the most attractive yields, balancing the additional return with the risks of investing in a given sector. This approach led us to mortgage-backed securities and drove our decision to avoid Treasurys in favor of government agency debt.

     Also, we extended the portfolio's duration--a measure of how much the fund's share price changes as interest rates fluctuate. In recent months, short-term bonds rallied as the economy slowed and investors bet that the Federal Reserve (the Fed) was done raising interest rates. In that environment, having a longer duration helped boost the fund's share price.

YOU MENTIONED THAT YOU BOUGHT MORTGAGE-BACKED SECURITIES. WHAT MADE THEM ATTRACTIVE?

     Over the summer, the yields on mortgage-backed securities became increasingly attractive compared with Treasury yields.

     In addition, we were confident that the timing was right for mortgages--they tend to perform best when interest rates are steady, and we thought the Fed was done raising interest rates for a while, creating the ideal environment for mortgage-backed securities.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[left margin]

PORTFOLIO AT A GLANCE
                             10/31/00      10/31/99
NUMBER OF SECURITIES            34            44
WEIGHTED AVERAGE
   MATURITY                  2.2 YRS       1.9 YRS
AVERAGE DURATION             1.9 YRS       1.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.70%        0.70%

YIELDS AS OF OCTOBER 31, 2000
                             INVESTOR      ADVISOR
                               CLASS        CLASS
30-DAY SEC YIELD               6.41%        6.16%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                 AS OF        AS OF
               10/31/00      4/30/00
AAA               49%          43%
AA                 2%           2%
A                 22%          27%
BBB               22%          23%
BB                 5%           5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

Investment terms are defined in the Glossary on pages 36-37.


6      1-800-345-2021


Limited-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     As a result, we started increasing our mortgage position in July and August. That trade boosted the fund's return because the mortgage-backed sector outperformed other sectors of the bond market through September and October.

WHAT ABOUT TREASURY AND AGENCY BONDS?

     We avoided Treasurys in the second half of the fiscal year because we felt they were overvalued--the reduction in Treasury debt and unusually high investor demand pushed Treasury prices too high early in the year.

     Instead of investing in the overpriced Treasury sector, we found attractive yields in government agency bonds--debt issued by various arms of the federal government. We felt that using agencys as a proxy for Treasurys was a good way to add yield to the portfolio without sacrificing credit quality. That decision helped the fund because agency debt performed relatively well.

DID YOU MAKE ANY CHANGES TO THE FUND'S CORPORATE BOND HOLDINGS?

     We took a cautious approach to corporate bonds in the last six months. That helped us avoid a slew of corporate credit-rating downgrades in the third quarter. In general, we sold bonds of retail and consumer-based companies, knowing that higher interest rates and slower economic growth were likely to weigh on these securities.

     We also made the portfolio more liquid by focusing on easily traded "household names." As the market became increasingly critical of corporate bonds, our liquid, high-quality names held their value better than lower-quality bonds.

WHAT'S YOUR TAKE ON THE CORPORATE  BOND MARKET?

     We think some corporate bonds compare favorably with other types of bonds because the market has painted corporates with too broad a brush. In the corporate sector, security selection is everything, and we think our process gives us an advantage. We team up with our credit analysts to monitor all of the companies whose bonds are represented in the portfolio.

     In the case of Comdisco, for example, our credit analysts thought the company's credit rating was deteriorating, and we sold the bonds before they were downgraded. In other words, our research paid off--we recognized the changing credit prospects of several companies like Comdisco before our competitors did. That helped us navigate the minefield of corporate bond downgrades in the third quarter.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

     We think the Fed will steer the economy to a soft landing, which should be a favorable environment for bonds. With inflation largely under control and the economy cruising at more acceptable speeds, the Fed will probably leave interest rates unchanged in the near term.

SO HOW DO YOU PLAN TO POSITION THE FUND?

     In terms of sector weightings, we plan to keep our corporate bond holdings invested in large, liquid companies with good credit ratings. In addition, the fund has seen some solid gains in its mortgage-backed securities, so we may look to lock in some of those gains and put the money to work in other sectors.

[right margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                               AS OF OCTOBER 31, 2000
CORPORATE BONDS                          54%
MORTGAGE-BACKED SECURITIES               20%
ASSET-BACKED SECURITIES                  18%
U.S. GOVT. AGENCY SECURITIES              8%

                                AS OF APRIL 30, 2000
CORPORATE BONDS                          58%
MORTGAGE-BACKED SECURITIES               17%
U.S. TREASURY SECURITIES                 12%
ASSET-BACKED SECURITIES                  11%
U.S. GOVT. AGENCY SECURITIES              2%

Investment terms are defined in the Glossary on pages 36-37.


                                                  www.americancentury.com      7


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 53.6%
BANKS -- 6.7%
                     $200  Bank of America Corp., 7.125%,
                              9/15/06                                   $   199
                      300  Bank One Corp., 6.40%, 8/1/02                    298
                      200  Wells Fargo & Company, 7.25%,
                              8/24/05                                       201
                                                                        -------
                                                                            698
                                                                        -------
DEPARTMENT STORES -- 2.9%
                      300  Wal-Mart Stores, Inc., 6.15%,
                              8/10/01                                       299
                                                                        -------
FINANCIAL SERVICES -- 9.9%
                      375  Aristar Inc., 6.75%, 8/15/01                     373
                      200  Associates Corp., N.A., 6.00%,
                              7/15/05                                       191
                      250  Ford Motor Credit Co., 6.125%,
                              4/28/03                                       244
                      215  International Lease Finance Corp.,
                              6.875%, 5/1/01                                215
                                                                        -------
                                                                          1,023
                                                                        -------
GAS & WATER UTILITIES -- 4.8%
                      500  CMS Energy Corp., 8.00%,
                              7/1/01                                        495
                                                                        -------
GROCERY STORES -- 2.9%
                      300  Safeway Inc., 5.75%, 11/15/00                    300
                                                                        -------
MOTOR VEHICLES & PARTS -- 2.9%
                      300  General Motors Corp. Global
                              Notes, 9.625%, 12/1/00                        301
                                                                        -------
MULTI-INDUSTRY -- 4.8%
                      500  Tyco International Group SA,
                              6.875%, 9/5/02                                499
                                                                        -------
RAILROADS -- 4.0%
                      415  Norfolk Southern Corp., 6.95%,
                              5/1/02                                        414
                                                                        -------
REAL ESTATE INVESTMENT TRUST -- 9.0%
                      430  Chelsea GCA Realty Partners,
                              7.75%, 1/26/01                                429
                      200  Franchise Finance Corp., 7.00%,
                              11/30/00                                      200
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                      298
                                                                        -------
                                                                            927
                                                                        -------
SECURITIES & ASSET MANAGEMENT -- 3.7%
                      385  Paine Webber Group Inc. MTN,
                              6.65%, 10/15/02                               384
                                                                        -------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
TELEPHONE -- 2.0%
                     $200  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $200)(1)                    $   203
                                                                        -------
TOTAL CORPORATE BONDS                                                     5,543
                                                                        -------
   (Cost $5,567)

MORTGAGE-BACKED SECURITIES(2) -- 20.3%
                      709  FHLMC Pool #E73566, 7.00%,
                              11/1/13                                       708
                      458  FNMA Pool #252213, 6.00%,
                              1/1/14                                        441
                      225  FNMA Pool #378698, 8.00%,
                              5/1/12                                        229
                      339  FNMA Pool #411016, 6.50%,
                              3/1/13                                        334
                      402  FNMA Pool #433184, 6.50%,
                              6/1/13                                        395
                                                                        -------
TOTAL MORTGAGE-BACKED SECURITIES                                          2,107
                                                                        -------
   (Cost $2,097)

ASSET-BACKED SECURITIES(2) -- 17.9%
                      200  AmeriCredit Automobile
                              Receivables Trust, Series
                              1999 D, Class A3 SEQ, 7.02%,
                              12/5/05                                       201
                      500  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                               495
                      423  CIT RV Trust, Series 1997 A,
                              Class A5 SEQ, 6.25%,
                              11/17/08                                      422
                        5  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2
                              SEQ, 6.80%, 5/15/01                             5
                      108  FNMA Whole Loan, Series
                              1995 W1, Class A6 SEQ,
                              8.10%, 4/25/25                                108
                      183  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                           183
                      200  Residential Asset Securities Corp.
                              Series 1999-KS3, Cl AI2 SEQ,
                              7.08%, 9/25/20                                200
                      200  Residential Asset Securities
                              Corporation, Series 2000 KS4,
                              Class AI3 SEQ, 7.36%,
                              1/25/26                                       201
                       29  Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A SEQ, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $29)(1)                                   29


8      1-800-345-2021                         See Notes to Financial Statements


Limited-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $    7  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4 SEQ,
                              6.78%, 2/15/16                            $     7
                                                                        -------
TOTAL ASSET-BACKED SECURITIES                                             1,851
                                                                        -------
   (Cost $1,852)

U.S. GOVERNMENT AGENCY SECURITIES -- 8.2%
                      850  FHLB, 6.75%, 8/15/02                             854
                                                                        -------
   (Cost $849)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $10,355
                                                                        =======
   (Cost $10,365)


NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $232 which represented 2.2% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.


See Notes to Financial Statements                 www.americancentury.com      9


Intermediate-Term Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                             INVESTOR CLASS (INCEPTION 3/1/94)                ADVISOR CLASS  (INCEPTION 8/14/97)
                            LEHMAN INTERM.       INTERM. INVESTMENT-GRADE                         LEHMAN INTERM.
         INTERMEDIATE-TERM   GOVT./CREDIT             DEBT FUNDS(3)            INTERMEDIATE-TERM   GOVT./CREDIT
               BOND             INDEX(2)     AVERAGE RETURN   FUND'S RANKING         BOND             INDEX
=====================================================================================================================
6 MONTHS(1)    5.23%             5.33%           4.82%              --               5.09%            5.33%
1 YEAR         5.99%             6.46%           5.84%        150 OUT OF 295         5.73%            6.46%
=====================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        4.62%             5.47%           4.51%        101 OUT OF 215         4.35%            5.47%
5 YEARS        5.41%             5.94%           5.34%         65 OUT OF 150          --               --
LIFE OF FUND   5.64%             6.05%          6.04%(4)      61 OUT OF 111(4)       4.81%           5.60%(5)

(1)  Returns for periods less than one year are not annualized.

(2)  Listed formerly as the Lehman Intermediate/Corporate Bond Index.

(3)  According to Lipper Inc., an independent mutual fund ranking service.

(4) Since 3/31/94, the date nearest the class's inception for which data are available.

(5) Since 7/31/97, the date nearest the class's inception for which data are available.

See pages 34-36 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 10/31/00
Lehman Intermediate
   Govt./Credit Bond Index(2)     $14,800
Intermediate-Term Bond            $14,418

                 Intermediate-Term      Lehman Intermediate
                       Bond          Govt./Credit Bond Index(2)
DATE                  VALUE                    VALUE
3/1/1994             $10,000                  $10,000
3/31/1994             $9,856                   $9,835
6/30/1994             $9,801                   $9,776
9/30/1994             $9,882                   $9,856
12/31/1994            $9,880                   $9,845
3/31/1995            $10,265                  $10,278
6/30/1995            $10,754                  $10,790
9/30/1995            $10,950                  $10,969
12/31/1995           $11,374                  $11,356
3/31/1996            $11,217                  $11,261
6/30/1996            $11,255                  $11,332
9/30/1996            $11,451                  $11,533
12/31/1996           $11,745                  $11,815
3/31/1997            $11,714                  $11,802
6/30/1997            $12,089                  $12,151
9/30/1997            $12,469                  $12,479
12/31/1997           $12,707                  $12,746
3/31/1998            $12,906                  $12,945
6/30/1998            $13,135                  $13,188
9/30/1998            $13,676                  $13,780
12/31/1998           $13,654                  $13,821
3/31/1999            $13,647                  $13,795
6/30/1999            $13,482                  $13,740
9/30/1999            $13,581                  $13,866
12/31/1999           $13,568                  $13,873
3/31/2000            $13,851                  $14,081
6/30/2000            $13,934                  $14,319
9/30/2000            $14,360                  $14,732
10/31/2000           $14,418                  $14,800

$10,000 investment made 3/1/94

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Intermediate Government/ Credit Bond Index(2) is provided for comparison in each graph. Intermediate-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                 Intermediate-Term       Lehman Intermediate
                      Bond            Govt./Credit Bond Index(2)
DATE                 RETURN                    RETURN
10/31/1994*          -1.24%                   -1.45%
10/31/1995           12.19%                   12.54%
10/31/1996            5.36%                    5.81%
10/31/1997            7.87%                    7.49%
10/31/1998            7.71%                    9.12%
10/31/1999            0.29%                    0.99%
10/31/2000            5.99%                    6.46%

* From 3/1/94 (the fund's inception date) to 10/31/94.


10      1-800-345-2021


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Houston]

     An interview with Jeff Houston, a portfolio manager on the Intermediate-Term Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED OCTOBER 31, 2000?

     During a period when U.S. bond funds generally posted solid returns, Intermediate-Term Bond beat its peer group average. The fund returned 5.99%, compared with the 5.84% average return of 295 funds in the "Intermediate Investment-Grade Debt Funds" category tracked by Lipper Inc.* (See page 10 for more fund performance information.)

     The fund significantly outperformed the peer group average during the last six months of the period (fund: 5.23%, peers: 4.82%) after trailing the peer group during the first six months (fund: 0.73%, peers: 0.90%).

WHAT BOOSTED THE FUND'S PERFORMANCE DURING THE LAST SIX MONTHS?

     One key factor was that we avoided additional corporate credit downgrades that could have reduced performance, like what happened earlier this year. As you may recall from our April 30 semiannual report, we owned some Conseco bonds that were downgraded, which was one reason why the fund lagged during the first six months of the period.

     The Conseco bonds are no longer part of the portfolio--we've taken a more cautious approach to corporate bonds in the last six months, with an emphasis on higher-profile companies whose securities are relatively easy to buy and sell.

     We also reduced Intermediate-Term Bond's Treasury holdings and redeployed some of those assets into higher-yielding (but still high credit quality) mortgage- and asset-backed securities (MBS and ABS). This change was consistent with our investment philosophy--to look for relative value among the different sectors of the taxable bond market. The yields on MBS and ABS looked relatively attractive after Treasury bonds rallied and their yields declined during the first six months. MBS and ABS also appeared poised to benefit from a stable interest rate environment.

     We basically believed that other bond sectors had more upside potential than Treasurys, and we were proved right--MBS, ABS, and government agency bonds generally outperformed Treasurys during the last six months.

HOW DID THE FUND'S EXPENSES AND YIELD COMPARE WITH ITS LIPPER GROUP?

     Intermediate-Term Bond had lower expenses than its peer group average. As of October 31, the fund's annualized expense ratio was 0.75%, compared with the 0.93% average expense ratio of its Lipper category. All else being equal, lower expenses translate into higher yields and better returns.

     Intermediate-Term Bond also generated a higher yield than its peer group average. As of October 31, 2000, the fund's 30-day SEC yield was 6.42%, compared with the 6.30% average yield of its Lipper category.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                              10/31/00      10/31/99
NUMBER OF SECURITIES             80            82
WEIGHTED AVERAGE
   MATURITY                   7.7 YRS        7.7 YRS
AVERAGE DURATION              4.9 YRS        4.7 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)              0.75%         0.75%

YIELDS AS OF OCTOBER 31, 2000
                              INVESTOR       ADVISOR
                                CLASS         CLASS
30-DAY SEC YIELD                6.42%         6.17%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                 % OF FUND INVESTMENTS
                  AS OF        AS OF
                10/31/00      4/30/00
AAA                57%          56%
AA                  2%           4%
A                  17%          17%
BBB                19%          17%
BB                  5%           6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

Investment terms are defined in the Glossary on pages 36-37.


                                                www.americancentury.com      11


Intermediate-Term Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

THE INVESTMENT TEAM CHANGED DURING THE PERIOD. CAN YOU EXPLAIN THE MOVE?

     Yes--Bud Hoops, senior portfolio manager, retired at the end of July after 11 years with American Century, including six years as a fund manager for Intermediate-Term Bond. He will continue to serve as a part-time consultant through year-end to help with the transition.

     As part of the transition, two of our most experienced team leaders, Dave Schroeder and Randy Merk, are assuming new roles and responsibilities. Dave, who has over 20 years of investment experience, is heading the investment-grade taxable bond portfolios. Randy, chief investment officer of fixed income (featured on page 3), will oversee the activities of the corporate credit research team.

     Though Bud will be missed, his continued participation and the depth of our fixed-income team made for a smooth transition.

WHAT IS YOUR OUTLOOK FOR THE U.S. ECONOMY AND BOND MARKET?

     We expect a "soft landing" for the U.S. economy and believe that the Federal Reserve will refrain from further interest rate moves in the near term. That should favor our MBS and ABS holdings and provide an environment that we think could eventually produce attractive returns for investment-grade corporate bonds. A lot of pessimism about the outlook for corporate profits and credit quality has already been factored into corporate bond prices and yields. We think corporates will perform quite well should that pessimism subside.

     The Treasury market also seems to be overly pessimistic about the economy. Treasury yields appear to be too low, given the economic data we've seen so far. With the two-year note yielding less than the overnight federal funds rate, the market seems to be pricing in a hard landing, including interest rate cuts by the Fed. We think those assumptions are premature.

GIVEN THIS OUTLOOK, WHAT ARE YOUR PLANS?

     We think the portfolio is positioned well for a relatively stable interest rate environment and a soft landing. We don't plan to make any major changes unless there's compelling evidence that the economy is experiencing a significantly harder landing than originally expected. In that case, we would have to re-evaluate our MBS, ABS, and corporate holdings and consider rebuilding our Treasury position.

     We wouldn't want to be overweight in corporate bonds in a recessionary environment, when credit conditions would likely deteriorate. Similarly, we wouldn't want to be overweight in MBS if interest rates were to fall sharply. MBS underperform when homeowners take advantage of lower rates to refinance their loans, causing the MBS' underlying mortgage pools to make their final payouts to investors earlier than expected.

     We will continue to monitor inflation, the economy, and interest rates closely, taking advantage of relative value opportunities as they arise and responding as necessary to changing market conditions.

[left margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                              AS OF OCTOBER 31, 2000
CORPORATE BONDS                        43%
MORTGAGE-BACKED SECURITIES             24%
U.S. TREASURY SECURITIES               16%
ASSET-BACKED SECURITIES                 8%
OTHER                                   9%

                              AS OF APRIL 30, 2000
CORPORATE BONDS                        42%
MORTGAGE-BACKED SECURITIES             22%
U.S. TREASURY SECURITIES               22%
ASSET-BACKED SECURITIES                 6%
OTHER                                   8%

Investment terms are defined in the Glossary on pages 36-37.


12      1-800-345-2021


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 42.6%
BANKS -- 4.4%
                   $  500  BankAmerica Corp., 7.75%,
                              7/15/02                                   $   505
                      500  Citigroup Inc., 7.25%, 10/1/10                   497
                      500  Fleet Boston Financial Corp.,
                              5.75%, 1/15/09                                445
                                                                        -------
                                                                          1,447
                                                                        -------
DEFENSE/AEROSPACE -- 2.3%
                      350  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                               342
                      400  Raytheon Co., 8.20%, 3/1/06                      414
                                                                        -------
                                                                            756
                                                                        -------
DEPARTMENT STORES -- 0.6%
                      200  Sears, Roebuck & Co. Inc. MTN,
                              8.29%, 6/10/02                                202
                                                                        -------
ELECTRICAL EQUIPMENT -- 1.8%
                      300  Anixter International Inc., 8.00%,
                              9/15/03                                       297
                      300  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03                                290
                                                                        -------
                                                                            587
                                                                        -------
ELECTRICAL UTILITIES -- 1.4%
                      450  Cilcorp, Inc., 8.70%, 10/15/09                   465
                                                                        -------
ENERGY RESERVES & PRODUCTION -- 3.1%
                      500  Duke Energy Field Services,
                              7.875%, 8/16/10                               510
                      350  EOG Resources Inc., 6.70%,
                              11/15/06                                      340
                      200  Kerr-McGee Corp., 7.125%,
                              10/15/27                                      179
                                                                        -------
                                                                          1,029
                                                                        -------
FINANCIAL SERVICES -- 5.5%
                      500  Associates Corp., N.A., 6.00%,
                              7/15/05                                       477
                      300  Capital One Bank, 5.95%,
                              2/15/01                                       299
                      250  Ford Motor Credit Co., 6.125%,
                              4/28/03                                       244
                      400  Ford Motor Credit Co., 7.50%,
                              3/15/05                                       401
                      400  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 12/11/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps                 399
                                                                        -------
                                                                          1,820
                                                                        -------
FOOD & BEVERAGE -- 0.6%
                      200  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 6/9/00, Cost $179)(1)               185
                                                                        -------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 1.1%
                   $  350  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                    $   348
                                                                        -------
GAS & WATER UTILITIES -- 1.1%
                      350  EL Paso Energy Corporation MTN,
                              8.05%, 10/15/30                               355
                                                                        -------
GOLD -- 1.2%
                      400  Barrick Gold Corp., 7.50%,
                              5/1/07                                        392
                                                                        -------
GROCERY STORES -- 2.1%
                      700  Safeway Inc., 5.75%, 11/15/00                    700
                                                                        -------
HOTELS -- 1.5%
                      500  MGM Mirage, 8.50%, 3/15/10                       492
                                                                        -------
INFORMATION SERVICES -- 0.8%
                      290  KPNQwest B.V., 8.125%,
                              6/1/09                                        260
                                                                        -------
MEDIA -- 3.5%
                      250  British SKY Broadcasting, 8.20%,
                              7/15/09                                       232
                      250  CSC Holdings Inc., 7.625%,
                              7/15/18                                       221
                      350  CSC Holdings Inc., Series B,
                              8.125%, 7/15/09                               341
                      350  Viacom Inc., 7.70%, 7/30/10                      357
                                                                        -------
                                                                          1,151
                                                                        -------
MULTI-INDUSTRY -- 1.5%
                      500  Tyco International Group SA,
                              6.875%, 9/5/02                                499
                                                                        -------
REAL ESTATE INVESTMENT TRUST -- 3.2%
                      200  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                               185
                      300  EOP Operating LP, 6.75%,
                              2/15/08                                       281
                      300  Franchise Finance Corp., 7.00%,
                              11/30/00                                      300
                      300  Spieker Properties, Inc., 6.80%,
                              12/15/01                                      298
                                                                        -------
                                                                          1,064
                                                                        -------
SECURITIES & ASSET MANAGEMENT -- 4.0%
                      350  AXA Financial Inc., 7.75%,
                              8/1/10                                        355
                      350  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                                358
                      600  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                       602
                                                                        -------
                                                                          1,315
                                                                        -------
TELEPHONE -- 2.9%
                      500  GTE North Inc., Series H, 5.65%,
                              11/15/08                                      448


See Notes to Financial Statements               www.americancentury.com      13


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $  500  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost  $500)(1)                   $   508
                                                                        -------
                                                                            956
                                                                        -------
TOTAL CORPORATE BONDS                                                    14,023
                                                                        -------
   (Cost $14,123)

MORTGAGE-BACKED SECURITIES(2) -- 24.5%
                      230  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                        222
                      481  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                        481
                      357  FHLMC Pool #E00279, 6.50%,
                              2/1/09                                        352
                      168  FHLMC Pool #G00907, 7.00%,
                              2/1/28                                        165
                      270  FNMA Pool #252211, 6.00%,
                              1/1/29                                        254
                      486  FNMA Pool #323980, 6.00%,
                              4/1/14                                        468
                      236  FNMA Pool #411821, 7.00%,
                              1/1/28                                        232
                      172  FNMA Pool #413812, 6.50%,
                              1/1/28                                        166
                      273  FNMA Pool #427913, 6.00%,
                              5/1/13                                        264
                      303  FNMA Pool #431837, 7.00%,
                              6/1/28                                        297
                      271  FNMA Pool #450619, 6.00%,
                              12/1/28                                       255
                      473  FNMA Pool #492315, 6.50%,
                              4/1/29                                        455
                      305  FNMA Pool #506995, 7.50%,
                              7/1/29                                        305
                      498  FNMA Pool #537234, 7.00%,
                              5/1/30                                        488
                    1,199  FNMA Pool #542599, 7.50%,
                              8/1/30                                      1,197
                      500  FNMA REMIC, Series 1997-58,
                              Class PB PAC, 6.50%,
                              6/18/24                                       483
                      278  GNMA Pool #002202, 7.00%,
                              4/20/26                                       274
                      367  GNMA Pool #436277, 6.50%,
                              3/15/28                                       355
                      143  GNMA Pool #458862, 7.50%,
                              2/15/28                                       143
                      219  GNMA Pool #467626, 7.00%,
                              2/15/28                                       216
                      300  GNMA Pool #469811, 7.00%,
                              12/15/28                                      296
                      481  GNMA Pool #509502, 8.00%,
                              12/15/29                                      489
                      210  GNMA Pool #780412, 7.50%,
                              8/15/26                                       211
                                                                        -------
TOTAL MORTGAGE-BACKED SECURITIES                                          8,068
                                                                        -------
   (Cost $8,118)

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 16.0%
                   $1,650  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(3)                               $   342
                      600  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                       801
                      300  U.S. Treasury Bonds, 6.50%,
                              11/15/26                                      321
                    1,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                     1,055
                    1,200  U.S. Treasury Notes, 6.375%,
                              3/31/01                                     1,200
                      300  U.S. Treasury Notes, 7.875%,
                              11/15/04                                      321
                    1,200  U.S. Treasury Notes, 6.75%,
                              5/15/05                                     1,245
                                                                        -------
TOTAL U.S. TREASURY SECURITIES                                            5,285
                                                                        -------
   (Cost $5,289)

ASSET-BACKED SECURITIES(2) -- 7.9%
                      400  Chase Commercial Mortgage
                              Securities Corp., Series 1999 2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                      403
                        8  First Merchants Auto Receivables
                              Corp., Series 1996 B, Class A2
                              SEQ, 6.80%, 5/15/01                             8
                      433  First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                                425
                      600  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                       565
                      308  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                      298
                      500  Residential Asset Securities Corp.
                              Series 1999-KS3, Cl AI2 SEQ,
                              7.08%, 9/25/20                                499
                       12  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A4 SEQ,
                              6.78%, 2/15/16                                 12
                      400  United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                               399
                                                                        -------
TOTAL ASSET-BACKED SECURITIES                                             2,609
                                                                        -------
   (Cost $2,667)


14      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES -- 7.1%
                   $2,000  FNMA, 7.125%, 2/15/05                        $ 2,045
                      300  FNMA, Series B, 7.25%,
                              1/15/10                                       311
                                                                        -------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES                                                                2,356
                                                                        -------
   (Cost $2,310)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 1.3%
                      425  FNMA Discount Notes, 6.45%,
                              11/1/00(4)                                    425
                                                                        -------
   (Cost $425)

SOVEREIGN GOVERNMENTS AND AGENCIES -- 0.6%
                      200  United Mexican States, 9.875%,
                              2/1/10                                        209
                                                                        -------
   (Cost $210)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $32,975
                                                                        =======
   (Cost $33,142)


NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective October 31, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $693 which represented 2.1% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements               www.americancentury.com      15


Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                             INVESTOR CLASS (INCEPTION 3/2/87)                ADVISOR CLASS (INCEPTION 8/8/97)
                        LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)               LEHMAN AGGREGATE
                 BOND      BOND INDEX      AVERAGE RETURN   FUND'S RANKING         BOND     BOND INDEX
=================================================================================================================
6 MONTHS(1)      4.85%        5.80%            4.70%              --               4.72%       5.80%
1 YEAR           5.34%        7.30%            5.48%        105 OUT OF 180         5.09%       7.30%
=================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          3.65%        5.66%            4.05%        103 OUT OF 145         3.40%       5.66%
5 YEARS          4.87%        6.33%            5.13%         74 OUT OF 115          --          --
10 YEARS         7.28%        7.98%            7.69%         28 OUT OF 42           --          --
LIFE OF FUND     6.85%        7.87%           7.47%(3)      22 OUT OF 26(3)        4.18%      5.87%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 3/31/87, the date nearest the class's inception for which data are available.

(4) Since 7/31/97, the date nearest the class's inception for which data are available.

See pages 34-36 for information about share classes, returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
Value on 10/31/00
Lehman Aggregate
   Bond Index         $21,550
Bond                  $20,198

                                     Lehman Aggregate
                       Bond             Bond Index
DATE                   VALUE              VALUE
10/31/1990            $10,000            $10,000
10/31/1991            $11,645            $11,581
10/31/1992            $12,860            $12,719
10/31/1993            $14,378            $14,229
10/31/1994            $13,592            $13,707
10/31/1995            $15,924            $15,852
10/31/1996            $16,706            $16,779
10/31/1997            $18,138            $18,271
10/31/1998            $19,369            $19,978
10/31/1999            $19,176            $20,084
10/31/2000            $20,198            $21,550

$10,000 investment made 10/31/90

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. These graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED OCTOBER 31)

                                    Lehman Aggregate
                      Bond             Bond Index
DATE                 RETURN              RETURN
10/31/1991           16.45%              15.81%
10/31/1992           10.43%               9.83%
10/31/1993           11.81%              11.87%
10/31/1994           -5.47%              -3.67%
10/31/1995           17.16%              15.65%
10/31/1996            4.91%               5.85%
10/31/1997            8.57%               8.89%
10/31/1998            6.79%               9.34%
10/31/1999           -1.00%               0.53%
10/31/2000            5.34%               7.30%


16      1-800-345-2021


Bond--Q&A
--------------------------------------------------------------------------------

     An interview with Jeff Houston (pictured on page 11), a portfolio manager on the Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE YEAR ENDED OCTOBER 31, 2000?

     During a period when U.S. bond funds generally posted solid returns, Bond returned 5.34%, compared with the 5.48% average return of 180 funds in the "A-Rated Corporate Debt Funds" category tracked by Lipper Inc.* (See page 16 for more fund performance information.)

     Bond continued to deliver more current income than its Lipper group average. As of October 31, 2000, the fund's 30-day SEC yield was 6.49%, compared with the 6.11% average yield of its Lipper category.

WHY DID BOND TRAIL THE AVERAGE TOTAL RETURN OF ITS PEER GROUP?

     The fund fell behind the Lipper group average during the first six months of the fiscal year, when it returned 0.47%, while the Lipper group was up 0.73% on average. During the last six months, Bond performed better, beating the average 4.85% to 4.70%.

     The lag during the first six months was due in part to the performance of the fund's corporate bond holdings, particularly some insurance company bonds (Conseco--about 1.5% of the portfolio) that were downgraded. They are no longer part of the portfolio.

WHAT BOOSTED THE FUND'S PERFORMANCE DURING THE LAST SIX MONTHS?

     One key factor was that we avoided additional corporate credit downgrades. We've taken a more cautious approach to corporate bonds in the last six months, with an emphasis on higher-profile companies whose securities are relatively easy to buy and sell.

     We also redeployed some assets into higher-yielding (but still high credit quality) mortgage- and asset-backed securities (MBS and ABS). The yields on MBS and ABS looked relatively attractive, plus MBS and ABS appeared poised to benefit from a stable interest rate environment.

     We basically believed that these bond sectors had more upside potential than Treasurys, and we were proved right--MBS and ABS generally outperformed Treasurys during the last six months.

WHAT TOOLS DID YOU USE TO EVALUATE THE BOND SECTORS AND MAKE YOUR ADJUSTMENTS?

     We have a quantitative fixed-income analysis team that helps us choose where to concentrate the portfolio's holdings and where to limit its exposure. The team uses proprietary models to closely examine the performance of Treasury and non-Treasury bonds. That helps us determine which maturities and sectors look best and how they will perform in different market scenarios, allowing us to better understand how the fund will perform as conditions change. We then position the portfolio based on what seems the most likely scenario.

THE INVESTMENT TEAM CHANGED DURING THE PERIOD. WHY?

     Because Bud Hoops, senior portfolio manager, retired at the end of July after 11 years with American Century and as a fund manager for Bond. He will continue to serve as a part-time consultant through year-end to help with the transition.

* All fund returns and yields referenced in this interview are for Investor Class shares.

[right margin]

PORTFOLIO AT A GLANCE
                             10/31/00      10/31/99
NUMBER OF SECURITIES            58           61
WEIGHTED AVERAGE
   MATURITY                  9.3 YRS       9.7 YRS
AVERAGE DURATION             5.5 YRS       5.3 YRS
EXPENSE RATIO (FOR
   INVESTOR CLASS)             0.80%        0.80%

YIELDS AS OF OCTOBER 31, 2000
                             INVESTOR      ADVISOR
                               CLASS        CLASS
30-DAY SEC YIELD               6.49%        6.23%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                % OF FUND INVESTMENTS
                  AS OF        AS OF
                10/31/00      4/30/00
AAA                52%          50%
AA                  2%           4%
A                  19%          19%
BBB                21%          19%
BB                  6%           8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 35 for more information.

Investment terms are defined in the Glossary on pages 36-37.


                                                www.americancentury.com      17


Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     As part of the transition, two of our most experienced team leaders, Dave Schroeder and Randy Merk, are assuming new roles and responsibilities. Dave, who has over 20 years of investment experience, is heading the investment-grade taxable bond portfolios. Randy, chief investment officer of fixed income (featured on page 3), will oversee the activities of the corporate credit research team.

     Bud will be missed, but his continued participation and the depth of our fixed-income team have allowed the transition to proceed smoothly.

WHAT IS YOUR OUTLOOK FOR THE U.S. ECONOMY AND BOND MARKET?

     We expect a "soft landing" for the U.S. economy and believe that the Federal Reserve will refrain from further interest rate moves in the near term. That should favor our MBS and ABS holdings and provide an environment that we think could eventually produce attractive returns for investment-grade corporate bonds. A lot of pessimism about the outlook for corporate profits and credit quality has already been factored into corporate bond prices and yields. We think corporates will perform quite well should that pessimism subside.

     The Treasury market also seems to be overly pessimistic about the economy. Treasury yields appear to be too low, given the economic data we've seen so far. With the two-year note yielding less than the overnight federal funds rate, the market seems to be pricing in a hard landing, including interest rate cuts by the Fed. We think those assumptions are premature.

GIVEN THIS OUTLOOK, WHAT ARE YOUR PLANS?

     We think the portfolio is positioned well for a relatively stable interest rate environment and a soft landing. We don't plan to make any major changes unless there's compelling evidence that the economy might experience a significantly harder landing than originally expected. In that case, we would have to re-evaluate our MBS, ABS, and corporate holdings and consider rebuilding our Treasury position.

     We wouldn't want to be overweight in corporate bonds in a recessionary environment, when credit conditions would likely deteriorate. Similarly, we wouldn't want to be overweight in MBS if interest rates were to fall sharply. MBS underperform when homeowners take advantage of lower rates to refinance their loans, causing the MBS' underlying mortgage pools to make their final payouts to investors earlier than expected.

     We will continue to monitor inflation, the economy, and interest rates closely, taking advantage of relative value opportunities as they arise and responding as necessary to changing market conditions.

[left margin]

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO
                             AS OF OCTOBER 31, 2000
CORPORATE BONDS                        48%
MORTGAGE-BACKED SECURITIES             26%
U.S. TREASURY SECURITIES               17%
ASSET-BACKED SECURITIES                 8%
OTHER                                   1%

                              AS OF APRIL 30, 2000
CORPORATE BONDS                        47%
MORTGAGE-BACKED SECURITIES             21%
U.S. TREASURY SECURITIES               16%
ASSET-BACKED SECURITIES                 6%
OTHER                                  10%

Investment terms are defined in the Glossary on pages 36-37.


18      1-800-345-2021


Bond--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 47.5%
BANKS -- 4.1%
                   $1,500  Citigroup Inc., 7.25%, 10/1/10              $  1,491
                    3,000  Mellon Financial Co., 6.00%,
                              3/1/04                                      2,898
                                                                       --------
                                                                          4,389
                                                                       --------
DEFENSE/AEROSPACE -- 2.8%
                    1,500  Alliant Energy Resources Inc.,
                              7.375%, 11/9/09                             1,466
                    1,500  Raytheon Co., 8.20%, 3/1/06                    1,553
                                                                       --------
                                                                          3,019
                                                                       --------
ELECTRICAL UTILITIES -- 1.4%
                    1,500  Cilcorp, Inc., 8.70%, 10/15/09                 1,549
                                                                       --------
ENERGY RESERVES & PRODUCTION -- 3.8%
                    1,500  Duke Energy Field Services,
                              7.875%, 8/16/10                             1,531
                    1,600  EOG Resources Inc., 6.70%,
                              11/15/06                                    1,554
                    1,100  Kerr-McGee Corp., 7.125%,
                              10/15/27                                      983
                                                                       --------
                                                                          4,068
                                                                       --------
FINANCIAL SERVICES -- 4.3%
                    1,200  Associates Corp., N.A., 6.00%,
                              7/15/05                                     1,146
                    2,000  Ford Motor Credit Co., 7.50%,
                              3/15/05                                     2,006
                    1,500  General Motors Acceptance Corp.
                              MTN, VRN, 6.81%, 12/11/00,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps               1,497
                                                                       --------
                                                                          4,649
                                                                       --------
FOOD & BEVERAGE -- 0.9%
                    1,000  Pepsi Bottling Group Inc.,
                              Series B, 7.00%, 3/1/29
                              (Acquired 6/9/00, Cost $895)(1)               925
                                                                       --------
FOREST PRODUCTS & PAPER -- 1.8%
                    1,000  Abitibi-Consolidated Inc., 8.55%,
                              8/1/10                                        994
                    1,000  Abitibi-Consolidated Inc., 8.85%,
                              8/1/30                                        966
                                                                       --------
                                                                          1,960
                                                                       --------
GAS & WATER UTILITIES -- 3.7%
                    3,000  Columbia Energy Group, 7.42%,
                              11/28/15                                    2,731
                    1,250  EL Paso Energy Corporation MTN,
                              8.05%, 10/15/30                             1,266
                                                                       --------
                                                                          3,997
                                                                       --------
GOLD -- 1.4%
                    1,500  Barrick Gold Corp., 7.50%,
                              5/1/07                                      1,471
                                                                       --------

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------
GROCERY STORES -- 0.9%
                   $1,000  Safeway Inc., 5.75%, 11/15/00               $    999
                                                                       --------
HOTELS -- 1.8%
                    2,000  MGM Mirage, 8.50%, 3/15/10                     1,966
                                                                       --------
INFORMATION SERVICES -- 0.8%
                    1,000  KPNQwest B.V., 8.125%, 6/1/09                    895
                                                                       --------
LIFE & HEALTH INSURANCE -- 3.7%
                    1,000  Delphi Financial Group, Inc.,
                              9.31%, 3/25/27                                750
                    3,000  Lincoln National Corp., 9.125%,
                              10/1/04                                     3,221
                                                                       --------
                                                                          3,971
                                                                       --------
MEDIA -- 3.2%
                      600  British Sky Broadcasting, 8.20%,
                              7/15/09                                       557
                    2,000  CSC Holdings Inc., 7.25%,
                              7/15/08                                     1,859
                    1,000  Viacom Inc., 7.70%, 7/30/10                    1,020
                                                                       --------
                                                                          3,436
                                                                       --------
MULTI-INDUSTRY -- 1.8%
                    2,000  Tyco International Group SA,
                              6.875%, 9/5/02                              1,995
                                                                       --------
REAL ESTATE INVESTMENT TRUST -- 4.5%
                    1,000  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                               925
                    1,000  EOP Operating LP, 6.75%,
                              2/15/08                                       937
                    3,000  Spieker Properties, Inc. MTN,
                              7.58%, 12/17/01                             3,007
                                                                       --------
                                                                          4,869
                                                                       --------
SECURITIES & ASSET MANAGEMENT -- 3.1%
                    1,350  Lehman Brothers Holdings Inc.,
                              8.25%, 6/15/07                              1,380
                    2,000  Merrill Lynch & Co., Inc., 7.25%,
                              7/26/02                                     2,010
                                                                       --------
                                                                          3,390
                                                                       --------
TELEPHONE -- 3.5%
                    2,000  GTE North Inc., Series H, 5.65%,
                              11/15/08                                    1,793
                    2,000  Qwest Capital Funding Inc.,
                              7.75%, 8/15/06 (Acquired
                              8/17/00, Cost $1,998)(1)                    2,029
                                                                       --------
                                                                          3,822
                                                                       --------
TOTAL CORPORATE BONDS                                                    51,370
                                                                       --------
   (Cost $51,953)

MORTGAGE-BACKED SECURITIES(2) -- 26.2%
                    2,712  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                      2,613
                    1,602  FHLMC Pool #C30060, 7.50%,
                              8/1/29                                      1,603


See Notes to Financial Statements               www.americancentury.com      19


Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $6,168  FHLMC Pool #C40679, 7.00%,
                              7/1/30                                   $  6,051
                    3,245  FHLMC Pool #E68681, 6.00%,
                              1/1/13                                      3,132
                    2,744  FNMA Pool #250452, 6.50%,
                              1/1/26                                      2,655
                    2,701  FNMA Pool #252211, 6.00%,
                              1/1/29                                      2,539
                    1,396  FNMA Pool #453124, 6.00%,
                              12/1/13                                     1,345
                    2,557  FNMA Pool #484698, 6.00%,
                              2/1/14                                      2,465
                    1,362  FNMA Pool #503915, 7.00%,
                              7/1/29                                      1,337
                      441  FNMA Pool #504748, 7.00%,
                              7/1/29                                        433
                    1,307  FNMA Pool #506995, 7.50%,
                              7/1/29                                      1,306
                    2,498  FNMA Pool #542599, 7.50%,
                              8/1/30                                      2,495
                      335  FNMA REMIC, Series 1989-35,
                              Class G, 9.50%, 7/25/19                       349
                                                                       --------
TOTAL MORTGAGE-BACKED SECURITIES                                         28,323
                                                                       --------
   (Cost $28,690)

U.S. TREASURY SECURITIES -- 17.1%
                    3,225  STRIPS - PRINCIPAL, 5.99%,
                              11/15/27(3)                                   669
                    8,700  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                     9,178
                    4,000  U.S. Treasury Notes, 5.625%,
                              5/15/01                                     3,985
                    3,950  U.S. Treasury Notes, 6.375%,
                              3/31/01                                     3,951
                      700  U.S. Treasury Notes, 6.75%,
                              5/15/05                                       726
                                                                       --------
TOTAL U.S. TREASURY SECURITIES                                           18,509
                                                                       --------
   (Cost $18,406)

ASSET-BACKED SECURITIES(2) -- 8.3%
                    1,500  BMW Vehicle Owner Trust, Series
                              1999 A, Class A3 SEQ, 6.41%,
                              4/25/03                                     1,496
                    1,500  Chase Commercial Mortgage
                              Securities Corp., Series 1999-2,
                              Class A2 SEQ, 7.20%,
                              11/15/09                                    1,512
                    2,400  GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                                     2,263

Principal Amount           ($ in Thousands)                            Value
--------------------------------------------------------------------------------

                   $1,758  Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                                 $  1,704
                    2,000  Residential Asset Securities Corp.
                              Series 1999-KS3, Cl AI2 SEQ,
                              7.08%, 9/25/20                              1,995
                                                                       --------
TOTAL ASSET-BACKED SECURITIES                                             8,970
                                                                       --------
   (Cost $9,185)

SOVEREIGN GOVERNMENTS AND AGENCIES -- 0.6%
                      600  United Mexican States, 9.875%,
                              2/1/10                                        626
                                                                       --------
   (Cost $630)

TEMPORARY CASH INVESTMENTS -- 0.3%
                      365  FNMA Discount Notes, 6.45%,
                              11/1/00(4)                                    365
                                                                       --------
   (Cost $365)

TOTAL INVESTMENT SECURITIES -- 100.0%                                  $108,163
                                                                       ========
   (Cost $109,229)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

Resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective October 31, 2000.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $2,954 which represented 2.7% of net assets.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(4) Rate indicated is the yield to maturity at purchase.


20      1-800-345-2021                         See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                  INTERMEDIATE-
OCTOBER 31, 2000                  LIMITED-TERM         TERM            BOND

ASSETS                               (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $10,365,
  $33,142 and $109,229,
  respectively) (Note 3) .......... $10,355          $32,975         $108,163
Cash ..............................    15               --              --
Receivable for investments sold ...    --              258             1,125
Receivable for capital
  shares sold .....................    --               3               --
Interest receivable ...............   146              461             1,422
                                 --------------   --------------   -------------
 ..................................  10,516           33,697          110,710
                                 --------------   --------------   -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .............   --                75               5
Accrued management fees (Note 2) ..    6                20              75
Distribution fees payable
  (Note 2) ........................   --                1                1
Service fees payable (Note 2) .....   --                1                1
Dividends payable .................    7                22              75
                                 --------------   --------------   -------------
 ..................................    13              119              157
                                 --------------   --------------   -------------
Net Assets ........................ $10,503          $33,578         $110,553
                                 ==============   ==============   =============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) ................ $10,889          $34,833         $116,902
Accumulated net realized loss
  on investment transactions ......   (376)           (1,088)         (5,283)
Net unrealized depreciation
  on investments (Note 3) .........   (10)             (167)          (1,066)
                                 --------------   --------------   -------------
 .................................. $10,503          $33,578         $110,553
                                 ==============   ==============   =============

Investor Class, $0.01 Par Value
($ and shares in full)
Net assets ........................$8,696,619      $30,574,294     $106,723,285
Shares outstanding ................ 896,530         3,178,004       11,837,678
Net asset value per share .........  $9.70            $9.62            $9.02

Advisor Class, $0.01 Par Value
($ and shares in full)
Net assets ........................$1,806,051       $3,003,858      $3,829,668
Shares outstanding ................ 186,203          312,218          424,734
Net asset value per share .........  $9.70            $9.62            $9.02


See Notes to Financial Statements                www.americancentury.com      21


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

                                                   INTERMEDIATE-
YEAR ENDED OCTOBER 31, 2000        LIMITED-TERM        TERM            BOND

INVESTMENT INCOME                                  (In Thousands)
Income:
Interest ............................  $932           $2,242          $8,131
                                   -------------   -------------   -------------

Expenses (Note 2):
Management fees .....................   92             236              905
Distribution fees -- Advisor Class ..   8               8                9
Service fees -- Advisor Class .......   8               8                9
Directors' fees and expenses ........   --              --               1
                                   -------------   -------------   -------------
 ....................................  108             252              924
                                   -------------   -------------   -------------
Net investment income ...............  824            1,990            7,207
                                   -------------   -------------   -------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ....  (289)           (810)          (4,041)
Change in net unrealized
  depreciation on investments .......  203             693             2,556
                                   -------------   -------------   -------------

Net realized and unrealized
  loss on investments ...............  (86)            (117)          (1,485)
                                   -------------   -------------   -------------

Net Increase in Net Assets
  Resulting from Operations .........  $738           $1,873          $5,722
                                   =============   =============   =============


22      1-800-345-2021                         See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

Increase (Decrease)                    LIMITED-TERM          INTERMEDIATE-TERM               BOND
  in Net Assets                     2000         1999        2000         1999        2000          1999

OPERATIONS                                                     (In Thousands)
Net investment income ............  $824        $1,067       $1,990      $1,840       $7,207       $8,002
Net realized loss
  on investments .................  (289)        (87)         (810)       (271)       (4,041)      (1,195)
Change in net unrealized
  depreciation on investments ....  203          (456)        693        (1,458)      2,556        (8,377)
                                 ----------   ----------   ---------   ----------   ----------   ----------
Net increase (decrease) in
  net assets resulting
  from operations ................  738          524         1,873        111         5,722        (1,570)
                                 ----------   ----------   ---------   ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .................  (653)       (1,004)      (1,791)     (1,605)      (6,986)      (7,892)
  Advisor Class ..................  (171)        (63)         (199)       (235)        (221)        (110)
From net realized gains on
  investment transactions:
  Investor Class .................   --          (87)          --         (178)         --          (68)
  Advisor Class ..................   --           (5)          --         (22)          --           (1)
                                 ----------   ----------   ---------   ----------   ----------   ----------
Decrease in net assets
  from distributions .............  (824)       (1,159)      (1,990)     (2,040)      (7,207)      (8,071)
                                 ----------   ----------   ---------   ----------   ----------   ----------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)
Net increase (decrease) in
  net assets from capital
  share transactions ............. (7,724)       (736)        (495)      6,172       (10,779)     (15,191)
                                 ----------   ----------   ---------   ----------   ----------   ----------
Net increase (decrease)
  in net assets .................. (7,810)      (1,371)       (612)      4,243       (12,264)     (24,832)

NET ASSETS
Beginning of period .............. 18,313       19,684       34,190      29,947      122,817       147,649
                                 ----------   ----------   ---------   ----------   ----------   ----------
End of period ....................$10,503      $18,313      $33,578     $34,190      $110,553     $122,817
                                 ==========   ==========   =========   ==========   ==========   ==========


See Notes to Financial Statements               www.americancentury.com      23


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Bond Fund (Limited-Term), Intermediate-Term Bond Fund (Intermediate-Term), and Bond Fund (Bond) (the funds) are three of the fourteen series of funds issued by the corporation. The funds are diversified under the 1940 Act. The funds' investment objective is to seek income by investing in bonds and other debt obligations. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Debt securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, Limited-Term, Intermediate-Term and Bond had accumulated net realized capital loss carryovers for federal income tax purposes of $376,775, $1,087,936, and $5,270,950 (expiring in 2007 through 2008 in each of the funds), respectively, which may be used to offset future taxable gains.


24      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee per class. Expenses excluded from the agreement are brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term, and Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Bond is 0.45%, 0.50% and 0.55%, respectively.

    The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the plan during the year ended October 31, 2000 for Limited-Term, Intermediate-Term and Bond were approximately $16,000, $16,000, and $18,000, respectively.

    Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, for the year ended October 31, 2000, were as follows:

                             LIMITED-TERM    INTERMEDIATE-TERM         BOND
PURCHASES                                     (In Thousands)
U.S. Treasury &
  Agency Obligations .........  $6,689            $21,285             $76,509
Other Debt Obligations .......   3,243            17,761              70,172

PROCEEDS FROM SALES                           (In Thousands)
U.S. Treasury &
  Agency Obligations .........  $9,932            $20,641             $70,102
Other Debt Obligations .......   6,366            18,930              89,940

    On October 31, 2000, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                             LIMITED-TERM    INTERMEDIATE-TERM         BOND
                                              (In Thousands)
Appreciation .................    $48              $225                $754
Depreciation .................   (58)              (392)              (1,833)
                            ---------------   ----------------   ---------------
Net ..........................   $(10)            $(167)             $(1,079)
                            ===============   ================   ===============
Federal Tax Cost .............  $10,365           $33,142            $109,242
                            ===============   ================   ===============


                                                www.americancentury.com      25


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------

4.  CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:

                                 LIMITED-TERM           INTERMEDIATE-TERM               BOND
                             SHARES       AMOUNT      SHARES        AMOUNT      SHARES        AMOUNT
INVESTOR CLASS                                           (In Thousands)
Shares Authorized .......... 150,000                  150,000                   150,000
Year ended
  October 31, 2000
Sold ....................... 2,276       $21,871      1,558        $14,868      12,063       $106,780
Issued in reinvestment
  of distributions .........   59          572         166          1,583        714           6,408
Redeemed ................... (2,953)     (28,433)     (1,670)      (15,940)    (14,241)      (126,351)
                            ---------   ----------   ----------   ----------   ----------   -----------
Net increase (decrease) ....  (618)      $(5,990)       54           $511       (1,464)      $(13,163)
                            =========   ==========   ==========   ==========   ==========   ===========

Year ended
  October 31, 1999
Sold .......................  428        $ 4,235      1,477        $14,664      4,841        $ 46,081
Issued in reinvestment of
  distributions ............  102         1,004        161          1,599        785           7,384
Redeemed ...................  (890)       (8,730)     (1,132)      (11,234)     (7,217)      (68,105)
                            ---------   ----------   ----------   ----------   ----------   -----------
Net increase (decrease) ....  (360)      $(3,491)      506          $5,029      (1,591)      $(14,640)
                            =========   ==========   ==========   ==========   ==========   ===========

ADVISOR CLASS                                            (In Thousands)
Shares Authorized .......... 50,000                   50,000                    50,000
Year ended
  October 31, 2000
Sold .......................  327         $3,134        94           $878       6,031         $42,282
Issued in reinvestment
  of distributions .........   16          155          16           157          15            135
Redeemed ...................  (523)       (5,023)      (217)        (2,041)     (5,781)      (40,033)
                            ---------   ----------   ----------   ----------   ----------   -----------
Net increase (decrease) ....  (180)      $(1,734)      (107)       $(1,006)      265          $2,384
                            =========   ==========   ==========   ==========   ==========   ===========

Year ended
  October 31, 1999
Sold .......................  404         $3,946       699          $6,859       166          $1,552
Issued in reinvestment
  of distributions .........   6            59          22           221          11            104
Redeemed ...................  (128)       (1,250)      (610)        (5,937)      (237)        (2,207)
                            ---------   ----------   ----------   ----------   ----------   -----------
Net increase (decrease) ....  282         $2,755       111          $1,143       (60)         $(551)
                            =========   ==========   ==========   ==========   ==========   ===========

--------------------------------------------------------------------------------
5.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended October 31, 2000.


26      1-800-345-2021


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                             Investor Class
                                         2000         1999         1998         1997       1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $9.74        $10.05       $9.98        $9.93       $9.96
                                      ----------   ----------   ----------   ---------   ---------
Income From Investment Operations
  Net Investment Income ..............   0.57         0.53         0.55         0.56       0.56
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions .......................  (0.04)       (0.26)        0.08         0.05      (0.03)
                                      ----------   ----------   ----------   ---------   ---------
  Total From Investment Operations ...   0.53         0.27         0.63         0.61       0.53
                                      ----------   ----------   ----------   ---------   ---------
Distributions
  From Net Investment Income .........  (0.57)       (0.53)       (0.55)       (0.56)     (0.56)
  From Net Realized Gains on
  Investment Transactions ............    --         (0.05)       (0.01)         --         --
                                      ----------   ----------   ----------   ---------   ---------
  Total Distributions ................  (0.57)       (0.58)       (0.56)       (0.56)     (0.56)
                                      ----------   ----------   ----------   ---------   ---------
Net Asset Value, End of Period .......  $9.70        $9.74        $10.05       $9.98       $9.93
                                      ==========   ==========   ==========   =========   =========
  Total Return(1) ....................   5.59%        2.75%        6.58%        6.30%      5.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   0.70%        0.70%        0.70%        0.69%      0.68%
Ratio of Net Investment Income
  to Average Net Assets ..............   5.85%        5.38%        5.56%        5.63%      5.63%
Portfolio Turnover Rate ..............    82%          72%          97%         109%       121%
Net Assets, End of Period
  (in thousands) .....................  $8,697      $14,747      $18,838      $15,269     $8,092

(1)  Total return assumes reinvestment of dividends and capital gains, if any.


See Notes to Financial Statements               www.americancentury.com      27


Limited-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                     Advisor Class
                                              2000        1999        1998(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ......  $9.74       $10.05        $9.97
                                           ---------   ----------   -----------
Income From Investment Operations
  Net Investment Income ...................   0.54        0.50         0.51
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .......  (0.04)      (0.26)        0.09
                                           ---------   ----------   -----------
  Total From Investment Operations ........   0.50        0.24         0.60
                                           ---------   ----------   -----------
Distributions
  From Net Investment Income ..............  (0.54)      (0.50)       (0.51)
  From Net Realized Gains on
  Investment Transactions .................    --        (0.05)       (0.01)
                                           ---------   ----------   -----------
  Total Distributions .....................  (0.54)      (0.55)       (0.52)
                                           ---------   ----------   -----------
Net Asset Value, End of Period ............  $9.70       $9.74        $10.05
                                           =========   ==========   ===========
  Total Return(2) .........................   5.33%       2.49%        6.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...................   0.95%       0.95%      0.95%(3)
Ratio of Net Investment Income
  to Average Net Assets ...................   5.60%       5.13%      5.26%(3)
Portfolio Turnover Rate ...................    82%         72%        97%(4)
Net Assets, End of Period
  (in thousands) ..........................  $1,806      $3,566        $845

(1)  November 12, 1997 (commencement of sale) through October 31, 1998.

(2) Total return assumes reinvestment of dividends and capital gains, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1998.


28      1-800-345-2021                        See Notes to Financial Statements


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                             Investor Class
                                        2000         1999         1998          1997         1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............  $9.65        $10.24       $10.07        $9.91        $10.07
                                     ----------   ----------   -----------   -----------   ----------
Income From Investment Operations
  Net Investment Income .............   0.59         0.55         0.58          0.59         0.58
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  (0.03)       (0.52)        0.17          0.16        (0.06)
                                     ----------   ----------   -----------   -----------   ----------
  Total From Investment Operations ..   0.56         0.03         0.75          0.75         0.52
                                     ----------   ----------   -----------   -----------   ----------
Distributions
  From Net Investment Income ........  (0.59)       (0.55)       (0.58)        (0.59)       (0.58)
  From Net Realized Gains
  on Investment Transactions ........    --         (0.07)         --            --         (0.10)
                                     ----------   ----------   -----------   -----------   ----------
Total Distributions .................  (0.59)       (0.62)       (0.58)        (0.59)       (0.68)
                                     ----------   ----------   -----------   -----------   ----------
Net Asset Value, End of Period ......  $9.62        $9.65        $10.24        $10.07        $9.91
                                     ==========   ==========   ===========   ===========   ==========
  Total Return(1) ...................   5.99%        0.29%        7.71%         7.87%        5.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............   0.75%        0.75%        0.75%         0.75%        0.74%
Ratio of Net Investment Income
  to Average Net Assets .............   6.15%        5.60%        5.73%         5.99%        5.90%
Portfolio Turnover Rate .............   129%         106%          89%           99%          87%
Net Assets, End of Period
  (in thousands) .................... $30,574      $30,150      $26,797       $18,126       $15,626

(1) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      29


Intermediate-Term Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                         2000         1999         1998         1997(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $9.65        $10.24       $10.07         $9.96
                                      ----------   ----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ..............   0.56         0.53         0.56          0.12
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  (0.03)       (0.52)        0.17          0.11
                                      ----------   ----------   -----------   -----------
  Total From Investment Operations ...   0.53         0.01         0.73          0.23
                                      ----------   ----------   -----------   -----------
Distributions
  From Net Investment Income .........  (0.56)       (0.53)       (0.56)        (0.12)
  From Net Realized Gains on
  Investment Transactions ............    --         (0.07)         --            --
                                      ----------   ----------   -----------   -----------
  Total Distributions ................  (0.56)       (0.60)       (0.56)        (0.12)
                                      ----------   ----------   -----------   -----------
Net Asset Value, End of Period .......  $9.62        $9.65        $10.24        $10.07
                                      ==========   ==========   ===========   ===========
  Total Return(2) ....................   5.73%        0.05%        7.44%         2.33%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   1.00%        1.00%        1.00%       1.00%(3)
Ratio of Net Investment Income
  to Average Net Assets ..............   5.90%        5.35%        5.48%       6.05%(3)
Portfolio Turnover Rate ..............   129%         106%          89%         99%(4)
Net Assets, End of Period
  (in thousands) .....................  $3,004       $4,040       $3,150        $2,017

(1)  August 14, 1997 (commencement of sale) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


30      1-800-345-2021                        See Notes to Financial Statements


Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO
(operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31

                                                            Investor Class
                                        2000         1999         1998        1997        1996
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............  $9.12        $9.77        $9.73       $9.63        $9.78
                                     ----------   ----------   ---------   ----------   ----------
Income From Investment Operations
  Net Investment Income .............   0.57         0.55         0.57        0.60        0.60
  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ......................  (0.10)       (0.65)        0.07        0.19       (0.14)
                                     ----------   ----------   ---------   ----------   ----------
  Total From Investment Operations ..   0.47        (0.10)        0.64        0.79        0.46
                                     ----------   ----------   ---------   ----------   ----------
Distributions
  From Net Investment Income ........  (0.57)       (0.55)       (0.57)      (0.60)      (0.60)
  From Net Realized Gains
  on Investment Transactions ........    --          --(1)       (0.03)      (0.09)      (0.01)
                                     ----------   ----------   ---------   ----------   ----------
  Total Distributions ...............  (0.57)       (0.55)       (0.60)      (0.69)      (0.61)
                                     ----------   ----------   ---------   ----------   ----------
Net Asset Value, End of Period ......  $9.02        $9.12        $9.77       $9.73        $9.63
                                     ==========   ==========   =========   ==========   ==========
  Total Return(2) ...................   5.34%       (1.00)%       6.79%       8.57%       4.91%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............   0.80%        0.80%        0.80%       0.80%       0.79%
Ratio of Net Investment Income
  to Average Net Assets .............   6.32%        5.82%        5.87%       6.25%       6.18%
Portfolio Turnover Rate .............   138%         107%          66%         52%        100%
Net Assets, End of Period
  (in thousands) .................... $106,723     $121,358     $145,496    $126,580    $142,567

(1)  Per-share amount was less than $0.005.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any.


See Notes to Financial Statements               www.americancentury.com      31


Bond--Financial Highlights

--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                        Advisor Class
                                         2000         1999         1998       1997(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................  $9.12        $9.77        $9.73        $9.55
                                      ----------   ----------   ----------   ----------
Income From Investment Operations
  Net Investment Income ..............   0.55         0.52         0.55        0.13
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..  (0.10)       (0.65)        0.07        0.18
                                      ----------   ----------   ----------   ----------
  Total From Investment Operations ...   0.45        (0.13)        0.62        0.31
                                      ----------   ----------   ----------   ----------
Distributions
  From Net Investment Income .........  (0.55)       (0.52)       (0.55)      (0.13)
  From Net Realized Gains
  on Investment Transactions .........    --          --(2)       (0.03)        --
                                      ----------   ----------   ----------   ----------
  Total Distributions ................  (0.55)       (0.52)       (0.58)      (0.13)
                                      ----------   ----------   ----------   ----------
Net Asset Value, End of Period .......  $9.02        $9.12        $9.77        $9.73
                                      ==========   ==========   ==========   ==========
  Total Return(3) ....................   5.09%       (1.25)%       6.52%       3.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ..............   1.05%        1.05%        1.05%     1.05%(4)
Ratio of Net Investment Income
  to Average Net Assets ..............   6.07%        5.57%        5.62%     5.92%(4)
Portfolio Turnover Rate ..............   138%         107%          66%       52%(5)
Net Assets, End of Period
  (in thousands) .....................  $3,830       $1,459       $2,153       $462

(1)  August 8, 1997 (commencement of sale) through October 31, 1997.

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


32      1-800-345-2021                        See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Limited-Term Bond Fund, Intermediate-Term Bond Fund and Bond Fund, (collectively the "Funds"), three of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Limited-Term Bond Fund, Intermediate-Term Bond Fund and Bond Fund as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


                                                www.americancentury.com      33


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Advisor Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


34      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BOND seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 1- TO 5-YEAR GOVERNMENT/CORPORATE INDEX is composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX (listed formerly as the Lehman Intermediate Government/ Corporate Bond Index) includes the Lehman Intermediate Government Bond Index and the Lehman Intermediate Credit Bond Index, which reflect the price fluctuations of primarily U.S. Treasury, government agency, and corporate bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed primarily of the Lehman Government/Credit Bond Index and the Lehman Fixed-Rate Mortgage-Backed Securities Index. It reflects the price fluctuations of mostly U.S. Treasury, government agency, corporate, and fixed-rate mortgage-backed bonds.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT INVESTMENT-GRADE DEBT FUNDS (Limited-Term Bond)--funds with dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

[right margin]

INVESTMENT TEAM LEADERS
  Portfolio Managers
       JEFF HOUSTON
       JOHN WALSH
  Credit Research Manager
       GREG AFIESH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. THEY ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     SECURITIES RATED AAA, AA, A, OR BBB ARE CONSIDERED "INVESTMENT-GRADE" SECURITIES, MEANING THEY ARE RELATIVELY SAFE FROM DEFAULT. HERE ARE THE MOST COMMON CREDIT RATINGS AND THEIR DEFINITIONS:

*    AAA -- EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    AA -- VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    A -- STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*    BBB -- GOOD ABILITY TO MEET FINANCIAL OBLIGATIONS.

* BB -- SECURITIES THAT ARE LESS VULNERABLE TO DEFAULT THAN OTHER LOWER-QUALITY ISSUES BUT DO NOT QUITE MEET INVESTMENT-GRADE STANDARDS.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


                                                www.americancentury.com      35


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 27-32.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES --the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


36      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


                                                www.americancentury.com      37


Notes
--------------------------------------------------------------------------------


38      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      39


Notes
--------------------------------------------------------------------------------


40      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0012                                 American Century Investment Services, Inc.
SH-ANN-23500                      (c)2000 American Century Services Corporation

[front cover]


October 31, 2000

AMERICAN CENTURY
Annual Report

New Opportunities


                                  [american century logo and text logo (reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

    American Century' s reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

New Opportunities
(TWNOX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.





Our Message to You
-------------------------------------------------------------------------------

[photo James E. Stowers, Jr. and James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     The year covered in this report was among the more remarkable in the market's recent history. Investors witnessed a stunning advance during the first half, followed by a swift and dramatic retreat from record-breaking heights. The reversal was the result of a convergence of several factors, among them concern about a slowing economy, rising interest rates and richly priced technology stocks. As our portfolio managers discuss in their investment reviews, we believe that stock prices ultimately depend on earnings, and our growth funds steadfastly follow a disciplined approach to find successful, growing companies. We think investors in our growth funds are best served by that philosophy, no matter how volatile the market.

     Turning to corporate matters, we are pleased to announce that senior vice president and lead portfolio manager C. Kim Goodwin has been named co-chief investment officer for American Century's domestic growth equity discipline. An investment professional with 13 years of portfolio management experience, Goodwin shares this position with Jim Stowers III. She will continue to serve on the investment team for American Century Growth, a fund she's co-managed since 1997.

     In her new role, Goodwin manages the teams responsible for the Growth, Select, Ultra, Vista, Giftrust, Heritage, New Opportunities, Life Sciences and Technology funds. She also joins the Investment Oversight Committee, a group of senior executives who monitor the performance of the company's equity and fixed income disciplines.

     In other corporate news, we chose to share the chairman of the board responsibilities and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot Funds.

     We appreciate your continued confidence in American Century.

Sincerely,

[signatures]
James E. Stowers, Jr.                       James E. Stowers III
Founder and Chairman of the Board           Co-Chairman of the Board


Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
NEW OPPORTUNITIES
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Independent Auditors'
      Report ..............................................................   16
   Retirement Account
   Information ............................................................   17
   Background Information
      Investment Philosophy
   and Policies ...........................................................   18
      Comparative Indices .................................................   18
      Portfolio Managers ..................................................   18
   Glossary ...............................................................   19


                                                  www.americancentury.com   1


Report Highlights

MARKET PERSPECTIVE
-------------------------------------------------------------------------------

* 2000 has presented investors with two very different stock markets. Until March 10, investors seemed interested only in "TMT" stocks--those of technology, media, and telecommunications companies. The Nasdaq sprinted ahead 24%, buoyed by corporate technology spending, a wave of foreign money moving into U.S. stocks, and investor enthusiasm for any company with a ".com" at the end of its name. If you had anything to do with the Internet, it seemed, no price was too high for your shares.

* Since then, though, investors have been painfully reminded that earnings do matter. Equity valuations across technology have fallen, as evidenced by the Nasdaq's 33% decline from its March high. A newfound focus on valuations and earnings has resulted in a broadening of the market across company size, style, and sector. That broadening, though, has been accompanied by rising volatility that is well above the historical averages for the S&P 500 and the Nasdaq.

NEW OPPORTUNITIES

* The fund gained 83.28% during the fiscal year--more than five times the increase posted by its benchmark, the Russell 2000 Growth Index, which was up 16.16%.

* Technology companies produced outsized gains during the first half of the period and, despite the correction in the tech sector that began in March, the fund dipped only slightly in the second half. Technology remained its largest position.

* A slowdown in spending on Web site development and electronic business hurt some holdings, but companies handling the increased flow of information over the Internet continued to contr0ntial to produce a variety of drugs capable of fighting cancer and other diseases.

* Keeping its pledge to investors, American Century closed New Opportunities to new investors in November 1999 after the fund surpassed $400 million in assets. The move allows the management team to remain nimble and maintain the fund's emphasis on smaller and medium-sized companies.

[left margin]

                       NEW OPPORTUNITIES
                            (TWNOX)
       TOTAL RETURNS:                    AS OF 10/31/00
          6 Months                      -2.79%*
          1 Year                         83.28%
       INCEPTION DATE:                   12/26/96
       NET ASSETS:                       $873 million

* Not annualized.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from James E. Stowers III and C. Kim Goodwin
-------------------------------------------------------------------------------

[photo C. Kim Goodwin and James E.Stowers III]

C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities


     2000 has challenged equity investors with two very different stock markets. Until March 10, we had what amounted to a one-sector economy as investors heard only the siren song of technology. The Nasdaq sprinted ahead 24%, buoyed by corporate tech spending, a continuing flood of foreign money attracted by a strong U.S. economy, and what could only be called a speculative bubble. Many said we had crossed into a new economy, one highlighted by technology, media, and telecommunications firms. If you had anything to do with the Internet, no price was too high for your shares. Earnings didn't seem to matter either in this new era. You could succeed simply by putting ".com" at the end of your name.

     But bubbles puncture easily. In the face of rising short-term interest rates, skyrocketing energy costs, and a weak euro, the economy and corporate earnings began to slow. From mid-March forward, investors have been reminded that earnings do matter, and it's been a punishing lesson. Equity valuations have fallen, as evidenced by the Nasdaq's more than 33% tumble from its March high--a decline more severe than its earlier drop, as well as those of the Dow Jones Industrial Average, the S&P 500 or the NYSE Composite, during the October 1987 market crash.

     A newfound focus on valuation and earnings has resulted in a broadening of the market across company size, style, and sector. Albeit modestly, smaller companies have outperformed larger companies year-to-date. In addition, value equities have outperformed growth equities so far in 2000 for the first time in six calendar years. Finally, since mid-year, twice as many sectors of the S&P 500 have outperformed the index than in the previous 18 months.

     The trade-off to the market's broadening might be the perpetuation of rising volatility--volatility in the S&P 500 and Nasdaq that is almost twice and more than three times their historical averages, respectively. Combine nearly instant dissemination of information, declining commission costs, recent regulations regarding the flow of information and more than $1.7 trillion in 401(k) and other investor-controlled assets, and you have a recipe for "ready, fire, aim" investing.

     All of this, we think, puts us in a market where the best results will be earned by investors who can identify companies that can sustain their growth. This is the foundation of the investment strategy that drives our domestic growth equity funds.

[right margin]

"A NEWFOUND FOCUS ON VALUATION AND EARNINGS HAS RESULTED IN A BROADENING OF THE MARKET ACROSS COMPANY SIZE, STYLE, AND SECTOR."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

S&P 500                          6.09%
S&P MIDCAP 400                  31.65%
RUSSELL 2000                    17.41%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

[data from line chart]

                       S&P 500          S&P Mid-Cap 400        Russell 2000
10/31/1999              $1.00                $1.00                $1.00
11/30/1999              $1.02                $1.05                $1.06
12/31/1999              $1.08                $1.12                $1.18
1/31/2000               $1.03                $1.08                $1.16
2/29/2000               $1.01                $1.16                $1.35
3/31/2000               $1.11                $1.26                $1.26
4/30/2000               $1.07                $1.21                $1.19
5/31/2000               $1.05                $1.20                $1.12
6/30/2000               $1.08                $1.22                $1.22
7/31/2000               $1.06                $1.23                $1.18
8/31/2000               $1.12                $1.37                $1.27
9/30/2000               $1.07                $1.36                $1.23
10/31/2000              $1.06                $1.32                $1.17


                                                  www.americancentury.com      3


New Opportunities--Performance
-------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000
                                                                  RUSSELL 2000
                                           NEW OPPORTUNITIES      GROWTH INDEX
6 MONTHS(1)                                     -2.79%               -9.09%
1 YEAR                                          83.28%               16.16%
AVERAGE ANNUAL RETURNS
3 YEARS                                         46.77%                8.11%
LIFE OF FUND(2)                                 37.01%               10.40%(3)

(1)  Returns for periods less than one year are not annualized.

(2)  Inception was 12/26/96.

(3) Since 12/31/96, the date nearest the class's inception for which data are available.

See pages 18-19 for information about the Russell 2000 Growth Index and returns

GROWTH OF $10,000 OVER LIFE OF FUND

[data from line chart]

Value as of 10/31/2000:
New Opportunities                  $33,576
Russell 2000 Growth Index          $14,610

Date                Value            Value
12/26/1996         $10,000          $10,000
3/31/1997          $8,100           $8,951
6/30/1997          $10,140          $10,522
9/30/1997          $11,920          $12,302
12/31/1997         $10,500          $11,293
3/31/1998          $11,661          $12,635
6/30/1998          $11,840          $11,910
9/30/1998          $9,280           $9,247
12/31/1998         $11,900          $11,433
3/31/1999          $11,980          $11,241
6/30/1999          $14,639          $12,898
9/30/1999          $16,639          $12,263
12/31/1999         $29,506          $16,358
3/31/2000          $38,016          $17,876
6/30/2000          $36,815          $16,558
9/30/2000          $38,085          $15,901
10/31/2000         $33,576          $14,610

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund (since 12/31/96, the date nearest the fund's inception for which index data are available), while the graph below shows the fund's year-by-year performance. The Russell 2000 Growth Index is provided for comparison in each graph. New Opportunities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2000 Growth Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

[data from bar chart]

              New Opportunities       Russell 2000 Growth Index
Date               Return                  Return
10/31/1997*          6.20%                 15.64%
10/31/1998         -10.17%                -15.86%
10/31/1999          92.03%                 29.28%
10/31/2000          83.28%                 16.16%

* From 12/26/96 to 10/31/97.


4      1-800-345-2021


New Opportunities--Q&A
-------------------------------------------------------------------------------

[photo of Tom Telford, Chris Boyd, and John Seitzer]

     An interview with Tom Telford, Chris Boyd, and John Seitzer, portfolio managers on the New Opportunities investment team.

HOW DID NEW OPPORTUNITIES PERFORM FOR THE FISCAL YEAR ENDED OCT. 31, 2000?

     New Opportunities had a remarkably successful year. The fund gained 83.28% --more than five times the increase posted by its benchmark, the Russell 2000 Growth Index, which was up 16.16%.

     It was especially gratifying to attain this performance during one of the most volatile periods in the market's history. The first half of the fiscal year resulted in outsized gains as technology stocks soared. As you know, that sector has corrected sharply since March, shaving away some of our gains. While New Opportunities declined during that period, we were able to take advantage of the uncertainty to strengthen our position in several sectors.

     As we detailed in our semiannual report, new issues--stock sold by companies in their initial public offering--played a role in our portfolio. Ultimately, the contribution from IPOs occurred mainly during the first few months of the fiscal year; they were not a significant factor during the second half.

BEFORE REVIEWING YOUR PORTFOLIO, COULD YOU DESCRIBE THE INVESTMENT APPROACH YOU FOLLOW?

     Since its introduction in 1996, New Opportunities has been managed using a disciplined equity investment approach developed by American Century's founder, James E. Stowers, Jr. This system centers on identifying and owning successful companies, which we define as firms whose earnings and revenues are growing at an accelerating rate.

     Before we invest in a business, however, we must be confident that it can sustain its growth into the future. To arrive at that conclusion, we carefully evaluate a company from all sides, examining its strategy, management team, its position within its industry, risks associated with its business, and competitive advantages such as marketing prowess, patents, or technology.

     This process led us to many small- and mid-sized technology companies. In a world of technology, innovation can occur anywhere--at existing companies, on college campuses, even in garages. If a company comes out with a product that's more economical or efficient, it can take market share from the industry leaders. Through our investment process, we work to identify those companies that will be leaders in their market area or are leaders in an industry that, over time, has the potential to be much larger.

     As you examine New Opportunities' top-10 holdings, you'll see that we concentrate our investments in companies we believe have the best chance of continuing their growth. We think that taking large positions in decidedly successful businesses is the best way to generate competitive returns over time.

[right margin]

"WE THINK THE INTERNET WILL CONTINUE TO TRANSFORM THE WAY WE COMMUNICATE AND DO BUSINESS."

PORTFOLIO AT A GLANCE
                         10/31/00    10/31/99
NO. OF COMPANIES           75          87

P/E RATIO                 55.4        34.4

MEDIAN MARKET             $2.91       $1.13
CAPITALIZATION           BILLION     BILLION

WEIGHTED MARKET           $7.73       $1.13
CAPITALIZATION           BILLION     BILLION

PORTFOLIO TURNOVER        112%        156%

EXPENSE RATIO (FOR
INVESTOR CLASS)           1.50%       1.50%

Investment terms are defined in the Glossary on pages 19-20.


                                                  www.americancentury.com     5


New Opportunities--Q&A
-------------------------------------------------------------------------------
                                                                    (Continued)

WHAT SECTORS AND INDUSTRIES CONTRIBUTED MOST TO PERFORMANCE?

     Nearly two-thirds of our fund is invested in technology companies, and they accounted for most of the fund's performance. Many of our investments are beneficiaries of the change and innovation resulting from the growth and impact of the Internet on business and society. We think the Internet will continue to transform the way we communicate and do business. That's why we have invested approximately 60% of the fund in industries that are closely tied to those changes--computer software, electrical equipment, and semiconductors.

     If you think about the consumption of information, the flow of information going across the Internet is not going to slow or flatten out. It's going to keep ballooning, especially as new applications come on line. Computers are now talking to other computers, constantly sending information from one business to another. These increases in the levels of communication and information will lead to innovations that will fundamentally alter how businesses operate.

     As a result, we have concentrated on companies that are increasing the Internet's ability to carry a growing amount of information. Within the semiconductor industry, we've focused on companies that design or manufacture silicon chips used to build faster communication networks. For example, Exar Corp., which designs chips used in high-speed networking equipment, is one of New Opportunities' top holdings. The company soared 270% during the period, selling its products to companies such as Cisco Systems and Hitachi. Exar represented more than 4% of the fund and was our second-largest holding. Although the fund held the company for only part of the period, Exar was the Third-biggest contributor to its performance.

     We also made Elantec Semiconductor, Inc., a top holding. The company's catalyst for acceleration was a chip for compact disc read/write drives for personal computers. They have a 70% share of the market. As the penetration of CD read/write drives increases in the market place, so will Elantec's revenues. Only about 40% of all PCs being shipped this holiday season have a CD read/write drive, so we're still early in the product cycle.

     The fund took advantage of the downturn in technology stocks during the spring to add to our positions because, even after such spectacular returns, they met our criteria for accelerating growth.

     Our biggest holding, Gemstar International Group, is listed under computer software, but it almost defies classification. Gemstar provides on-screen, interactive TV program guides. Most cable systems provide as many as 100 channels or more, and Gemstar's technology enables consumers to navigate, sort, select and record TV programming. The company's stock rose more than 58% in the period, during which Gemstar completed its acquisition of TV Guide, another provider of interactive program guides. Gemstar is a long-time holding in New Opportunities.

NEW OPPORTUNITIES INCREASED ITS HEALTH CARE HOLDINGS DURING THE PERIOD. WHAT PROMPTED THAT CHANGE?

     We decided to increase our stake in health care because of the potential of biotechnology firms involved in genomics--the analysis and manipulation of genetic information. This is a

[left margin]

TOP TEN HOLDINGS
                                    % OF FUND INVESTMENTS
                                     AS OF        AS OF
                                   10/31/00      4/30/00
GEMSTAR INTERNATIONAL GROUP LTD.      5.6%         2.8%
EXAR CORP.                            4.4%         4.0%
PROTEIN DESIGN LABS, INC.             3.6%         0.5%
JABIL CIRCUIT, INC.                   3.0%         1.3%
MILLENNIUM PHARMACEUTICALS, INC.      2.8%         1.2%
ELANTEC SEMICONDUCTOR INC.            2.6%           --
BEA SYSTEMS, INC.                     2.6%         4.3%
SANMINA CORP.                         2.5%           --
REMEC, INC.                           2.1%         1.2%
AEROFLEX INC.                         2.0%           --

TOP FIVE INDUSTRIES
                                    % OF FUND INVESTMENTS
                                    AS OF         AS OF
                                  10/31/00       4/30/00
SEMICONDUCTOR                       24.6%         18.3%
ELECTRICAL EQUIPMENT                20.5%         21.3%
DRUGS                               17.8%          5.1%
COMPUTER SOFTWARE                   14.8%         16.5%
OIL SERVICES                         3.7%          4.6%


6      1-800-345-2021


New Opportunities--Q&A
-------------------------------------------------------------------------------
                                                                    (Continued)

fascinating new field that could cause a huge surge in the number of drugs that can be developed. In fact, as more companies began going to clinical trials with their products, we increased our holdings. Firms begin clinical trials when they have a drug they believe is going to work.

     Because of the potential for acceleration in this field, Protein Design Labs, Inc., (PDL) of California is one of the fund's biggest holdings. The firm develops humanized monoclonal antibodies used to prevent and treat autoimmune diseases, inflammatory diseases, cancers, and other conditions.

     Millennium Pharmaceuticals also became one of our biggest stakes. Research shows that disease is the result of a chain reaction, a cascade of events in the body. Millennium looks for the genetic basis of a disease and the subsequent chain reaction it causes to identify various points in the cascade where the disease can be stopped. It develops treatments for such conditions as asthma, stroke, and colitis.

     Both companies are being driven by genomics accelerating the drug discovery process. As each drug is developed, they will either partner with a large pharmaceutical company or market their drugs themselves.

     Because this is a volatile area, we look for companies that have multiple products in the drug pipeline. We're wary of one-product companies where one misstep could put them out of business. We carefully seek out the leaders in this sector, companies that have long-term viability and management teams we feel comfortable with. We put a premium on quality.


WHICH INVESTMENTS DIDN'T LIVE UP TO YOUR EXPECTATIONS?

     We were disappointed mostly by companies involved in e-business consulting and development. In the frenzy to build out Web sites, "bricks-and-mortar" companies hired consultants to quickly write code and create sites for them. Not long after many firms had a site, the dot-coms started to falter. That allowed established companies to slow their pace of investment and give themselves time to develop a cohesive Web strategy. Proxicom, a company that integrates the various computer systems that make up corporate Web sites, suffered from the resulting slowdown in spending.

     Conexant Systems, Inc., a communications semiconductor company, also slowed our progress over the second half of the period. The company was hit with a one-two punch. Conexant makes chips that power personal computer modems, as well as semiconductors that go into wireless handsets. Both areas suffered from a slowdown in demand.

WHAT ARE YOUR PLANS FOR NEW OPPORTUNITIES DURING THE NEXT YEAR?

     We plan to seek companies that meet our investment criteria and we're confident that we'll be able to find successful businesses with solid earnings and revenues. We believe we enhanced our ability to do that when we closed the fund to new investors in November 1999. Doing so has allowed us to remain agile enough to take advantage of new opportunities. Shareholders can count on us to exercise the same diligence and discipline in the future.

"GENOMICS . . . IS A FASCINATING NEW FIELD THAT COULD CAUSE A HUGE SURGE IN THE NUMBER OF DRUGS THAT CAN BE DEVELOPED."

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                AS OF OCTOBER 31, 2000
[data from pie chart]

COMMON STOCKS                           92.0%
TEMPORARY CASH INVESTMENTS               8.0%


                                  AS OF APRIL 30, 2000
[data from pie chart]

COMMON STOCKS                           96.0%
TEMPORARY CASH INVESTMENTS               4.0%


                                                  www.americancentury.com     7


New Opportunities--Schedule of Investments
-------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                     ($ in Thousands)                           Value
----------------------------------------------------------------------------
COMMON STOCKS - 91.7%

COMPUTER HARDWARE &  BUSINESS MACHINES -- 0.5%
                   68,700  Avocent Corp.(1)                      $    4,876
                                                                 -----------
SOFTWARE - 14.8%
                  121,000  Acxiom Corp.(1)                            4,874
                  321,200  BEA Systems, Inc.(1)                      23,037
                  248,500  Cognos, Inc.(1)                           10,367
                  726,311  Gemstar International Group Ltd.(1)       49,776
                   49,300  Informatica Corp.(1)                       4,660
                   79,500  NETIQ Corp.(1)                             6,849
                    6,400  ONYX Software Corp.(1)                       101
                  241,900  Rational Software Corp.(1)                14,446
                  276,300  TIBCO Software Inc.(1)                    17,398
                                                                 -----------
                                                                    131,508
                                                                 -----------
DRUGS - 17.8%
                  163,100  Abgenix, Inc.(1)                          12,890
                  277,200  Biovail Corp. International(1)            11,660
                  164,500  Celgene Corp.(1)                          10,585
                  204,200  COR Therapeutics, Inc.(1)                 11,531
                  127,300  Enzon, Inc.(1)                             9,066
                  143,000  Human Genome Sciences, Inc.(1)            12,638
                  347,000  Millennium Pharmaceuticals, Inc.(1)       25,179
                  109,700  Neose Technologies Inc.(1)                 4,014
                  240,600  Protein Design Labs, Inc.(1)              32,382
                  224,000  QIAGEN N.V.(1)                             9,660
                  166,900  QLT PhotoTherapeutics Inc.(1)              8,298
                  108,400  Shire Pharmaceuticals Group PLC
                              ADR(1)                                  6,816
                   91,100  Tanox, Inc.(1)                             3,405
                                                                 -----------
                                                                    158,124
                                                                 -----------
ELECTRICAL EQUIPMENT - 20.5%
                   77,900  Advanced Fibre Communications,
                              Inc.(1)                                 2,534
                  305,100  Aeroflex Inc.(1)                          18,001
                  312,200  Andrew Corp.(1)                            8,205
                  115,400  Artesyn Technologies Inc.(1)               4,681
                  226,100  C-Mac Industries Inc.(1)                  12,549
                  125,000  Celeritek, Inc.(1)                         4,129
                  217,500  DMC Stratex Networks Inc.(1)               5,023
                  460,118  Flextronics International Ltd.
                              ADR(1)                                 17,470
                  100,700  GlobeSpan, Inc.(1)                         7,726
                   13,700  Ixia(1)                                      322
                  471,000  Jabil Circuit, Inc.(1)                    26,875
                  112,412  JDS Uniphase Corp.(1)                      9,158
                   70,400  McData Corp(1)                             5,861
                   90,400  Natural MicroSystems Corp.(1)              4,079
                  197,700  POWER-ONE INC.(1)                         14,031
                  188,100  Powerwave Technologies, Inc.(1)            9,064
                  162,900  Proxim, Inc.(1)                            9,871

Shares                     ($ in Thousands)                           Value
----------------------------------------------------------------------------
                  194,300  Sanmina Corp.(1)                       $  22,216
                                                                 -----------
                                                                    181,795
                                                                 -----------
ELECTRICAL UTILITIES - 1.4%
                  161,800  Calpine Corp.(1)                          12,772
                                                                 -----------
FINANCIAL SERVICES - 1.7%
                  321,000  BISYS Group, Inc. (The)(1)                15,117
                                                                 -----------
INDUSTRIAL PARTS - 0.6%
                   19,500  Emcore Corp.(1)                              798
                   58,500  Shaw Group Inc. (The)(1)                   4,767
                                                                 -----------
                                                                      5,565
                                                                 -----------
INFORMATION SERVICES - 3.2%
                  292,600  CBT Group Public Limited Co.
                              ADR(1)                                 14,685
                  168,550  Diamond Technology Partners
                              Inc.(1)                                 7,548
                  214,200  Proxicom, Inc.(1)                          2,898
                   64,700  Wireless Facilities, Inc.(1)               3,233
                                                                 -----------
                                                                     28,364
                                                                 -----------
INTERNET - 1.2%
                  163,600  Art Technology Group, Inc.(1)             10,271
                                                                 -----------
MEDICAL PRODUCTS & SUPPLIES - 0.3%
                  163,300  Aclara BioSciences, Inc.(1)                2,934
                                                                 -----------
OIL SERVICES - 3.7%
                  435,300  Marine Drilling Co., Inc.(1)              10,393
                  397,500  National-Oilwell, Inc.(1)                 11,627
                  431,100  Rowan Companies, Inc.(1)                  10,858
                                                                 -----------
                                                                     32,878
                                                                 -----------
REAL ESTATE INVESTMENT TRUST - 0.3%
                  147,800  Pinnacle Holdings Inc.(1)                  2,328
                                                                 -----------
SEMICONDUCTOR - 24.6%
                  161,400  Alpha Industries, Inc.(1)                  6,431
                  229,266  Applied Micro Circuits Corp.(1)           17,525
                   95,600  Avanex Corp.(1)                            9,688
                   96,300  Cree Research, Inc.(1)                     9,555
                  209,200  Elantec Semiconductor Inc.(1)             23,293
                  870,500  Exar Corp.(1)                             38,928
                  179,800  Finisar Corporation(1)                     5,186
                  182,700  Integrated Circuit Systems, Inc.(1)        2,524
                  197,700  Intersil Holding Corp.(1)                  9,477
                  186,200  M-Systems Flash Disk Pioneers(1)           4,620
                  135,300  Marvell Technology Group Ltd.(1)           7,547
                   41,800  Oplink Communications Inc.(1)              1,020
                  227,600  Pericom Semiconductor Corp.(1)             6,039
                  104,800  PMC-Sierra, Inc.(1)                       17,800
                  616,150  REMEC, Inc.(1)                            18,273
                  121,400  Sawtek Inc.(1)                             6,191
                  288,900  Transwitch Corporation(1)                 16,693
                  236,100  Vitesse Semiconductor Corp.(1)            16,505
                                                                 -----------
                                                                    217,295
                                                                 -----------


8     1-800-345-2021                        See Notes to Financial Statements



New Opportunities--Schedule of Investments
-------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

Shares                     ($ in Thousands)                           Value
----------------------------------------------------------------------------

TELEPHONE - 0.6%
                  189,200  Lexent Inc.(1)                        $    5,457
                                                                 -----------
WIRELESS TELECOMMUNICATIONS -- 0.5%
                  227,800  Spectrasite Holdings Inc.(1)               4,492
                                                                 -----------
TOTAL COMMON STOCKS                                                 813,776
                                                                 -----------
    (Cost $523,438)

 TEMPORARY CASH INVESTMENTS -- 8.3%
    Repurchase Agreement, Bank of America,
       (U.S. Treasury obligations), in a joint trading
       account at 6.50%, dated 10/31/00,
       due 11/1/00
       (Delivery value $33,406)                                      33,400

                           ($ in Thousands)                           Value
----------------------------------------------------------------------------
    Repurchase Agreement, Deutsche Bank,
       (U.S. Treasury obligations), in a joint trading
       account at 6.51%, dated 10/31/00,
       due 11/1/00
       (Delivery value $40,507)                                   $  40,500
                                                                 -----------
TOTAL TEMPORARY CASH INVESTMENTS                                     73,900
                                                                 -----------
    (Cost $73,900)

TOTAL INVESTMENT SECURITIES - 100.0%                               $887,676
                                                                 ===========
    (Cost $597,338)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.


See Notes to Financial Statements                 www.americancentury.com   9


Statement of Assets and Liabilities
-------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

ASSETS                                (In Thousands Except Per-Share Amounts)
Investment securities, at value
(identified cost of $597,338) (Note 3) ............................  $887,676
Cash ..............................................................       662
Receivable for investments sold ...................................    18,041
Dividends and interest receivable .................................        13
                                                                     ---------
                                                                      906,392
                                                                     ---------
LIABILITIES
Payable for investments purchased .................................    31,888
Accrued management fees (Note 2) ..................................     1,128
                                                                     ---------
                                                                       33,016
                                                                     ---------
Net Assets ........................................................  $873,376
                                                                     ---------
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ........................................................   200,000
                                                                     ---------
Outstanding .......................................................    56,908
                                                                     ---------
Net Asset Value Per Share .........................................    $15.35
                                                                     =========

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ...........................  $377,308
Accumulated net investment gain ...................................        --
Accumulated undistributed net realized
  gain on investment transactions .................................   205,730
Net unrealized appreciation on investments (Note 3) ...............   290,338
                                                                     ---------
                                                                     $873,376
                                                                     =========


10        1-800-345-2021                     See Notes to Financial Statements


Statement of Operations
-------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000

INVESTMENT LOSS                                                (In Thousands)
Income:
Interest ........................................................ $    1,862
Dividends .......................................................         44
                                                                 -------------
                                                                       1,906
                                                                 -------------
Expenses (Note 2):
Management fees .................................................     12,893
Directors' fees and expenses ....................................          4
                                                                 -------------
                                                                      12,897
                                                                 -------------
Net investment loss .............................................    (10,991)
                                                                 -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................    217,120
Change in net unrealized appreciation on investments ............    160,772
                                                                 -------------
Net realized and unrealized gain on investments .................    377,892
                                                                 -------------
Net Increase in Net Assets Resulting from Operations ............   $366,901
                                                                 =============


See Notes to Financial Statements                www.americancentury.com    11


Statement of Changes in Net Assets
-------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

FOR THE YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

Increase in Net Assets
                                                           2000        1999
OPERATIONS                                                  (In Thousands)
Net investment loss ...................................  $(10,991)    $(3,583)
Net realized gain on investments ......................   217,120      74,553
Change in net unrealized appreciation on investments ..   160,772     115,193
                                                       ----------   ----------
Net increase in net assets resulting from operations ..   366,901     186,163
                                                       ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on investment transactions ....   (57,661)       --
                                                       ----------   ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............................   235,371     49,239
Proceeds from reinvestment of distributions ...........    56,051        --
Payments for shares redeemed ..........................  (128,248)   (47,931)
                                                       ----------   ----------
Net increase in net assets
from capital share transactions .......................   163,174      1,308
                                                       ----------   ----------

Net increase in net assets ............................   472,414    187,471

NET ASSETS
Beginning of period ...................................   400,962    213,491
                                                       ----------   ----------
End of period .........................................  $873,376   $400,962
                                                       ==========   ==========

TRANSACTIONS IN SHARES OF THE FUND
Sold ..................................................    16,989      7,011
Issued in reinvestment of distributions ...............     4,591         --
Redeemed ..............................................    (8,464)    (8,016)
                                                       ----------   ----------
Net increase (decrease) ...............................    13,116     (1,005)
                                                       ==========   ==========


12        1-800-345-2021                     See Notes to Financial Statements


Notes to Financial Statements
-------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. New Opportunities Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.


                                                  www.americancentury.com    13


Notes to Financial Statements
-------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2000, were $942,379,390 and $904,365,730, respectively.

     At October 31, 2000, accumulated net unrealized appreciation was $289,038,074, based on the aggregate cost of investments for federal income tax purposes of $598,637,674, which consisted of unrealized appreciation of $310,475,973 and unrealized depreciation of $21,437,899.

--------------------------------------------------------------------------------
4. BANK LOAN

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2000.


14    1-800-345-2021


New Opportunities--Financial Highlights
-------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                       2000          1999          1998         1997(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...............................  $9.16         $4.77         $5.31         $5.00
                                                                    -------       -------       -------       --------
Income From Investment Operations
Net Investment Loss ................................................  (0.19)        (0.08)        (0.06)        (0.04)
Net Realized and Unrealized Gain (Loss) on Investment Transactions..   7.52          4.47         (0.48)         0.35
                                                                    -------       -------       -------       --------
Total From Investment Operations ...................................   7.33          4.39         (0.54)         0.31
                                                                    -------       -------       -------       --------
Distributions
From Net Realized Gains on Investment Transactions .................  (1.14)          --            --            --
                                                                    -------       -------       -------       --------
Net Asset Value, End of Period .....................................  $15.35         $9.16         $4.77         $5.31
                                                                    ========      =======       ========      =========

Total Return (2) ...................................................  83.28%        92.03%       (10.17)%        6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..................    1.50%         1.50%         1.50%         1.49%(3)
Ratio of Net Investment Loss to Average Net Assets .................  (1.28)%       (1.29)%       (1.16)%       (1.09)%(3)
Portfolio Turnover Rate ............................................     112%          156%          147%          118%(4)
Net Assets, End of Period (in thousands) ........................... $873,376      $400,962      $213,491        $231,266

(1)  December 26, 1996 (inception) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods of less than one year are not annualized.

(3)  Annualized.

(4) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for October 31, 1997.


See Notes to Financial Statements               www.americancentury.com      15


Independent Auditors' Report
-------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period December 26, 1996 (inception) through October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


16     1-800-345-2021


Retirement Account Information
-------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com    17


Background Information
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to invest in successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     AMERICAN CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. Historically, small-cap stocks have been more volatile than the stocks of larger, more-established companies. Therefore, the fund is subject to significant price volatility, but offers long-term growth potential. To enable the fund to maintain its emphasis on small growth companies, it has always been our intention to close New Opportunities to new investors when it reached $400 million in assets. The fund reached that asset level in November 1999 and closed to new investors on November 22, 1999. Current shareholders as of that date may continue to invest in the fund.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The NASDAQ COMPOSITE is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular NASDAQ market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios, and, in general, share other characteristics with value-style stocks.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

[right margin]

PORTFOLIO MANAGERS
  New Opportunities
       CHRIS BOYD, CFA
       JOHN SEITZER, CFA
       TOM TELFORD, CFA


18    1-800-345-2021


Glossary
-------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com    19


Glossary
-------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.


* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


20    1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0012                                 American Century Investment Services, Inc.
SH-ANN-23035                      (c)2000 American Century Services Corporation

[front cover]

October 31, 2000

AMERICAN CENTURY
Annual Report

High-Yield


                                 [american century logo and text logo (reg.sm)]
American
Century

[inside front cover]

Review the day's market activity at www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar Seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

HIGH-YIELD
(ABHIX)
--------------------------

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year ended October 31, 2000, was an unusual one in the U.S. financial markets. Volatility stemming from high valuations and weakening corporate profits roiled the stock market, while the Treasury Department's efforts to reduce the national debt helped government bonds rally. High-yield corporate bonds, which tend to act like a mix between stocks and bonds, performed somewhere in between those two extremes. Our investment professionals discuss the challenging investment environment and the fund's performance in detail starting on page 3.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century is not affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share the chairman of the board position and named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, leveraging our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will continue to be his active participation on the investment teams responsible for the Ultra and Veedot funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

                Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Credit Review ..........................................................    4
HIGH-YIELD
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Portfolio at a Glance ..................................................    6
   Yields .................................................................    6
   Portfolio Composition
      by Credit Rating ....................................................    7
   Top Five Industries ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
   Independent Auditors'
      Report ..............................................................   16
OTHER INFORMATION
   Retirement Account
      Information .........................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      Credit Rating
         Guidelines .......................................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* High-yield corporate bonds posted disappointing returns during the year ended October 31, 2000.

* Six short-term interest rate hikes by the Federal Reserve from June 1999 to May 2000 slowed economic growth.

* Slower growth raised questions about corporate earnings. As a result, high-yield bond prices fell and yields rose.

*   Lackluster investor demand led to net outflows for high-yield mutual funds.

* Corporate high-yield bonds could remain under a cloud for now, but the longer term could hold more promise.

CREDIT REVIEW

*   The period was difficult from a corporate credit standpoint.

* The default rate, which tracks high-yield bond issuers that miss an interest or principal payment, stabilized, but only after reaching historic highs.

* Available funds, whether from the stock, bond, or bank-loan market, dried up for weaker companies.

* With borrowing costs higher than expected and earnings generally disappointing, most telecom firms and their high-yield bonds performed poorly. Meanwhile energy, media-related, and gaming high-yield bonds either performed well or held their own.

* We remain concerned that tight credit conditions and slowing economic growth could lead to a higher default rate.

MANAGEMENT Q&A

* High-Yield's return reflected the difficult environment for high-yield bonds.

* The fund's greater exposure to the telecommunications sector dampened performance after helping High-Yield outperform during the previous fiscal year.

* A smaller exposure to upper-tier bonds rated BBB or BB than either the benchmark or Lipper group also limited fund returns.

* High-Yield's gaming and energy-related holdings performed well amid general economic prosperity and rising oil costs.

* We increased the portfolio's diversity and reduced its holdings of non-rated bonds to better insulate performance.

*   Going forward, we plan to increase the portfolio's upper-tier holdings.

[left margin]

                     HIGH-YIELD
                      (ABHIX)
    TOTAL RETURNS:             AS OF 10/31/00
       6 Months                        -9.46%*
       1 Year                          -7.08%
    30-DAY SEC YIELD:                  13.02%
    INCEPTION DATE:                   9/30/97
    NET ASSETS:                 $25.1 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

PERFORMANCE SNAPSHOT

     High-yield corporate bonds posted disappointing returns during the year ended October 31, 2000. Higher interest rates and a sell-off in the stock market weighed on high-yield corporate securities, which typically act like a mix between stocks and bonds. Weak demand, in spite of lower overall new issuance, also dampened returns. For the 12 months, the DLJ High-Yield Index fell 0.99%.

SENTIMENT SHIFTED

     Six short-term interest rate hikes by the Federal Reserve from June 1999 to May 2000 had their desired effect. Economic growth moderated in line with the Fed's desire to keep a lid on inflation, even though oil prices hit a 10-year high in September.

     The slowdown prompted investors to question the lofty valuations of some high-flying technology stocks. That sparked a sell-off in the equity market that hit high gear by the second quarter of 2000. As a result, the tech-laden Nasdaq Composite Index--home to a host of companies that issue high-yield bonds--fell almost 30% from the start of March through the end of October.

SUPPLY DECLINED

     Year-to-date new security issuance was less than half of 1999's levels. Flagging investor demand sparked that trend. Mutual funds, typically large buyers of new high-yield bonds, watched investors withdraw roughly $8 billion from the market during January through October. During the few months when high-yield bonds tried to rally, companies flooded the market with new securities, and the sudden influx of additional supply pushed prices lower again.

SPREADS WIDENED

     The Treasury Department's efforts to reduce the national debt caused Treasury bonds to rally. Treasury bond prices rose and yields fell as government bond buybacks continued, while prices fell and yields rose in the high-yield market. The growing yield difference, or spread, during the 12 months is graphed at right. When yield spreads widen, high-yield bonds typically underperform Treasurys.

LOOKING AHEAD

     A further slowing of the U.S. economy and political uncertainty would probably keep the cloud over high-yield bonds, in spite of very high yields. If economic growth were to rebound instead, that would likely improve the earnings outlook for companies that issue high-yield securities. Under such a scenario, corporate high-yield bond prices could rise, pushing yields lower.

[right margin]

"TREASURY BOND PRICES ROSE AND YIELDS FELL AS GOVERNMENT BOND BUYBACKS CONTINUED, WHILE PRICES FELL AND YIELDS ROSE IN THE HIGH-YIELD MARKET."

[line graph - data below]

HIGH-YIELD/TREASURY YIELD SPREAD
                     In Basis Points
               (a basis point equals 0.01%)
10/29/99                   616
11/30/99                   577
12/31/99                   549
1/31/00                    549
2/29/00                    573
3/31/00                    657
4/28/00                    654
5/31/00                    696
6/30/00                    696
7/31/00                    694
8/31/00                    716
9/29/00                    755
10/31/00                   832

This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette


                                                www.americancentury.com      3


Credit Review
--------------------------------------------------------------------------------

CREDIT OVERVIEW

     The year ended October 31, 2000, was difficult from a corporate credit (financial strength) standpoint. The default rate, which tracks high-yield bond issuers that miss an interest or principal payment, stabilized, but only after reaching historic highs. The percentage of high-yield bonds trading at so-called distressed levels (high-yield bonds with yields 10 percentage points or more above 10-year Treasurys) increased markedly. That development signals a potential increase in defaults going forward. Available funds, whether from the stock, bond, or bank-loan market, dried up for weaker companies.

DEFAULTS MODERATED

     According to Moody's Investors Service Inc., the default rate on high-yield debt declined from a peak of 6.1% in 1999 to 4.9% for the trailing year ended October. Though something of an improvement, this is well above the 2-3% levels witnessed throughout the mid-1990s.

BANKS TIGHTENED THEIR STANDARDS

     Economic growth moderated and turmoil in the stock market increased. As a result, commercial banks became less willing to extend credit. With banks enforcing higher standards, companies that failed to meet projected budgets found the task of gaining additional funding difficult to impossible.

TROUBLE IN TELECOM LAND

     Telecommunications companies were prominent victims of that scenario. The telecom industry is capital-intensive. Most firms rely heavily on stock issuance to generate necessary funds. But when the stock market turned down in the spring, selling shares was no longer viable. So borrowing costs increased dramatically. Earnings disappointments compounded the problem. With borrowing costs higher than expected and earnings generally disappointing, investors began to question the outlook for many telecom firms.

     In addition, merger and acquisition activity, which supported telecom bond and stock prices in 1999, slowed to a crawl in 2000. As a result, small and large telecom companies alike performed poorly.

DIVERSIFICATION WAS KEY

     Credit concerns weren't evident in all high-yield bond sectors. Surging crude oil prices, which reached 10-year highs in September, boosted the performance of many energy-related high-yield bonds. Media-related companies also fared relatively well, as dot-com and election-campaign advertising helped to boost results. That led to a solid performance by high-yield media-related bonds. Gaming companies also held their own, thanks to ongoing economic prosperity. With credit conditions and profits in gaming areas like Las Vegas remaining strong, high-yield bonds issued by such companies fared well.

ON THE HORIZON

     For roughly the past year, independent credit rating agency Moody's has been predicting a sharp increase for high-yield defaults in 2001. The most current prediction boosts the 2001 default rate to over 8%--more than three percentage points higher than the rate at the end of October. Although we believe that number may be a bit too high, we remain concerned that tight credit conditions and slowing economic growth could lead to a higher default rate.

[left margin]

"WE REMAIN CONCERNED THAT TIGHT CREDIT CONDITIONS AND SLOWING ECONOMIC GROWTH COULD LEAD TO A HIGHER DEFAULT RATE."

HIGH-YIELD CREDIT ANALYSIS TEAM
       MICHAEL DIFLEY
       LYNDA LOWRY


4      1-800-345-2021


High-Yield--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000

                            DLJ HIGH YIELD     HIGH CURRENT YIELD FUNDS(2)
                HIGH-YIELD       INDEX       AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1)       -9.46%        -2.17%           -3.83%             --
1 YEAR            -7.08%        -0.99%           -2.77%       306 OUT OF 357
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS           -1.56%         0.75%           -0.56%       157 OUT OF 217
LIFE OF FUND      -1.64%         0.69%           -0.66%       151 OUT OF 211

The fund's inception date was 9/30/97.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

See pages 18-19 for information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

PERFORMANCE OF $10,000 OVER LIFE OF FUND
Value on 10/31/00
DLJ High Yield Index     $10,213
High-Yield                $9,503

                    High-Yield     DLJ High Yield Index
DATE                  VALUE              VALUE
9/30/1997            $10,000            $10,000
12/31/1997           $10,180            $10,173
3/31/1998            $10,675            $10,529
6/30/1998            $10,725            $10,595
9/30/1998             $9,955             $9,929
12/31/1998           $10,052            $10,228
3/31/1999            $10,417            $10,452
6/30/1999            $10,453            $10,549
9/30/1999            $10,291            $10,374
12/31/1999           $10,642            $10,596
3/31/2000            $10,511            $10,442
6/30/2000            $10,412            $10,470
9/30/2000            $10,105            $10,527
10/31/2000            $9,503            $10,213

$10,000 investment made 9/30/97

The graph at left shows the performance of a $10,000 investment over the life of the fund. The DLJ High Yield Index is provided for comparison. High-Yield's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of the index does not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

                  High-Yield       DLJ High-Yield Index
DATE                RETURN               RETURN
10/31/1997*         -0.37%               -0.13%
10/31/1998          -4.09%               -2.65%
10/31/1999           7.03%                6.09%
10/31/2000          -7.08%               -0.99%

* From 9/30/97 (the fund's inception date) to 10/31/97.


                                                www.americancentury.com      5


High-Yield--Q&A
--------------------------------------------------------------------------------
[photo of Theresa Fennell]

     An interview with Theresa Fennell, a portfolio manager on the High-Yield fund investment team.

HOW DID HIGH-YIELD PERFORM DURING THE YEAR ENDED OCTOBER 31, 2000?

     The fund's return reflected the difficult environment for high-yield bonds. High-Yield fell 7.08%, compared with the 2.77% average decline of the 357 "High Current Yield Funds" tracked by Lipper Inc. High-Yield's benchmark, the DLJ High Yield Index, lost 0.99%. (See the previous page for other performance comparisons.)

WHY THE SIZABLE DISPARITY BETWEEN THE BENCHMARK AND FUND RETURNS?

     High-Yield generally maintains a smaller concentration in top-tier names (bonds rated BBB or BB by at least two major independent bond rating agencies) than does the benchmark. That was a problem because most top-tier bonds held their values better than middle-tier bonds (those rated B or CCC) or lower-credit bonds (those rated CC or lower).

     Top-tier bonds comprised 10% to 15% of High-Yield's portfolio throughout most of the 12 months. By comparison, the benchmark held a 28% weighting in such bonds at the end of October. So High-Yield underperformed for some of the same reasons that it outpaced the benchmark during the year ended October 31, 1999.

HOW ABOUT COMPARED WITH THE LIPPER GROUP AVERAGE?

     The portfolio's greater exposure to telecommunications bonds certainly factored into our underperformance. After performing well during 1999 and early 2000, telecommunications bonds tumbled (see page 4). Telecom companies that failed to meet financial and operational targets found themselves unable to secure additional funds. Even companies that hit their targets faced tough times as investors painted the entire industry with the same broad brush.

     Our smaller exposure to upper-tier names was another reason that the fund lagged the Lipper group. High-Yield outperformed its peer group average the previous fiscal year by underweighting the upper-tier sector.

CAN YOU ELABORATE ON WHY HIGH-YIELD HELD FEWER UPPER-TIER BONDS DURING THE PAST YEAR?

     Net fund assets shrank from $33.5 million at the start of November 1999, to $25.1 million at the end of October 2000. We generally sold lower-rated bonds to meet those withdrawals. But we also sold some upper-tier bonds of companies that we expected to perform poorly. The net result of those combined sales was that the portfolio was underweight in higher-credit securities.

WERE THERE ANY BRIGHT SPOTS?

     Yes. For example, we bought bonds issued by The Venetian--a resort/ hotel/casino in Las Vegas--that performed very well. We picked up some of the company's bonds in April at a discounted (below face value) price. We took advantage of the opportunity because we expected the company's earnings to improve. And after a slow start, that's exactly what happened. In fact, we recently sold some of those bonds at a premium (above face value).

[left margin]

"HIGH-YIELD UNDERPERFORMED FOR SOME OF THE SAME REASONS THAT IT OUTPACED THE BENCHMARK DURING THE YEAR ENDED OCTOBER 31, 1999."

PORTFOLIO AT A GLANCE
                          10/31/00      10/31/99
NUMBER OF SECURITIES        62            63
WEIGHTED AVERAGE
   MATURITY               5.8 YRS       6.6 YRS
AVERAGE DURATION          4.5 YRS       4.9 YRS
EXPENSE RATIO              0.90%         0.90%

YIELD AS OF OCTOBER 31, 2000
30-DAY SEC YIELD                  13.02%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


High-Yield--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Most of our energy-related holdings performed well, too. For example, we held bonds and preferred stock (shares that pay dividends and take preference over common stock in the event of bankruptcy) of R&B Falcon Corp., an offshore oil and natural gas drilling company. As we anticipated, rising oil costs boosted the securities' performance. Returns for R&B Falcon securities were further enhanced when the world's largest offshore drilling contractor agreed to purchase the company in August.

WHAT OTHER STRATEGIES DID YOU EMPLOY?

     We increased the portfolio's diversity and reduced its holdings of non-rated bonds. In other words, we trimmed the number of bonds from each of the companies we held to less than 2% of fund assets. We used the proceeds to add a few additional names and sold some non-rated bonds at the same time. That strategy decreased the portfolio's potential exposure to credit risk from individual companies. The difficult market environment made those steps seem like prudent ones.

SPEAKING OF THE MARKET ENVIRONMENT, WHAT'S YOUR OUTLOOK FOR HIGH-YIELD BONDS?

     The near-term outlook is rather gloomy. Economic growth is slowing, as was amply demonstrated by the latest wave of corporate earnings reports. Corporate profit growth may continue to slow going forward. In addition, banks continue to tighten their lending standards. That makes it more difficult for high-yield companies to obtain financing. Plus, the increased percentage of high-yield bonds trading at so-called distressed levels (bonds yielding 10 percentage points or more above 10-year Treasurys) could be a harbinger of a higher default rate.

     However, there are some potential factors that could lead to improved performance down the road. Yields on many high-yield bonds currently exceed 13%. We think that's an extremely competitive yield that offers stock-like return potential. Plus, if economic growth continues to moderate into 2001, the Federal Reserve might reduce short-term interest rates. That would likely decrease borrowing costs for high-yield bond issuers and could translate into better performance.

WITH THOSE POINTS IN MIND, WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We plan to increase our upper-tier holdings. We believe upper-tier bonds will hold their values better if concerns about corporate profits persist in light of slower economic growth. These securities should also be some of the first to benefit if market sentiment shifts and high-yield securities come back into favor.

     We expect to trim our positions in middle-tier securities when attractive opportunities present themselves to accomplish that objective. That should help mitigate exposure to any individual company and help reduce the fund's overall volatility.

[right margin]

"THE NEAR-TERM OUTLOOK IS RATHER GLOOMY. HOWEVER, THERE ARE SOME POTENTIAL FACTORS THAT COULD LEAD TO IMPROVED PERFORMANCE FOR HIGH-YIELD BONDS DOWN THE ROAD."

PORTFOLIO COMPOSITION BY
CREDIT RATING
                            % OF FUND INVESTMENTS
                           AS OF            AS OF
                         10/31/00          4/30/00
AAA                         --                7%
BBB                         4%                1%
BB                         11%                8%
B                          74%               67%
CCC                         9%               12%
UNRATED                     2%                5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 18 for more information.

TOP FIVE INDUSTRIES
                            % OF FUND INVESTMENTS
                           AS OF            AS OF
                         10/31/00          4/30/00
TELEPHONE                  17.2%            18.3%
WIRELESS
     TELECOMMUNICATIONS    10.6%             7.2%
MEDIA                      10.5%            12.0%
FOREST PRODUCTS &
     PAPER                  7.7%             7.7%
INDUSTRIAL PARTS            5.4%             2.8%


                                               www.americancentury.com      7


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------
CORPORATE BONDS -- 84.9%
AIRLINES -- 3.2%
               $  750,000  Atlas Air, Inc., 10.75%, 8/1/05          $   776,250
                                                                    -----------
APPAREL & TEXTILES -- 1.6%
                  500,000  Supreme International Corp.,
                              12.25%, 4/1/06                            385,000
                                                                    -----------
CHEMICALS -- 2.1%
                1,000,000  Huntsman ICI Chemicals,
                              11.80%, 12/31/09(1)                       300,000
                  500,000  United Industries Corp., Series B,
                              9.875%, 4/1/09 (Acquired
                              8/16/99, Cost $440,000)(2)                220,000
                                                                    -----------
                                                                        520,000
                                                                    -----------
CONSTRUCTION & REAL PROPERTY -- 1.9%
                  500,000  Omega Cabinets, 10.50%,
                              6/15/07                                   467,500
                                                                    -----------
ELECTRICAL EQUIPMENT -- 0.7%
                  250,000  International Utility Structures Inc.,
                              10.75%, 2/1/08                            181,250
                                                                    -----------
ENERGY RESERVES & PRODUCTION -- 5.1%
                  750,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                            768,750
                  500,000  Pogo Producing Co., 8.75%,
                              5/15/07                                   487,500
                                                                    -----------
                                                                      1,256,250
                                                                    -----------
ENTERTAINMENT -- 1.7%
                  750,000  Imax Corp., 7.875%, 12/1/05                  423,750
                                                                    -----------
ENVIRONMENTAL SERVICES -- 1.7%
                  500,000  Allied Waste Industries, Inc.,
                              Series B, 10.00%, 8/1/09                  430,000
                                                                    -----------
FOREST PRODUCTS & PAPER -- 7.7%
                  500,000  Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                           422,500
                  750,000  Gaylord Container Corp., Series B,
                              9.875%, 2/15/08                           228,750
                  250,000  Riverwood International,
                              10.875%, 4/1/08                           226,875
                  500,000  Stone Container Corp., 10.75%,
                              10/1/02                                   510,000
                  500,000  Tembec Finance Corp., 9.875%,
                              9/30/05                                   512,500
                                                                    -----------
                                                                      1,900,625
                                                                    -----------
INDUSTRIAL PARTS -- 5.4%
                  500,000  Flextronics International Ltd.,
                              9.875%, 7/1/10 (Acquired
                              6/26/00, Cost $496,100)(2)                507,500
                1,000,000  Graham Packaging Co., Series B,
                              10.13%, 1/15/03(3)                        385,000
                  500,000  Key Components, Inc., 10.50%,
                              6/1/08                                    450,000
                                                                    -----------
                                                                      1,342,500
                                                                    -----------

Principal Amount                                                      Value
--------------------------------------------------------------------------------
INTERNET -- 4.8%
               $  750,000  Amazon.com, Inc., 10.47%,
                              5/1/03(3)                             $   380,625
                  500,000  Exodus Communications, Inc.,
                              10.75%, 12/15/09                          455,000
                  750,000  PSINet Inc., Series B, 10.00%,
                              2/15/05                                   361,875
                                                                    -----------
                                                                      1,197,500
                                                                    -----------
LEISURE -- 5.4%
                  500,000  Hollywood Casino Corp., 11.25%,
                              5/1/07                                    516,250
                  300,000  Station Casinos Inc., 9.75%,
                              4/15/07                                   301,500
                  500,000  Venetian Casino/Las Vegas
                              Sands, 12.25%, 11/15/04                   508,750
                                                                    -----------
                                                                      1,326,500
                                                                    -----------
MEDIA -- 8.1%
                  500,000  Adelphia Communications Corp.,
                              9.25%, 10/1/02                            492,500
                  500,000  Adelphia Communications Corp.,
                              9.375%, 11/15/09                          430,000
                  500,000  AMFM Inc., 8.00%, 11/1/08                    502,500
                1,000,000  Charter Communication Holdings
                              LLC, 8.64%, 4/1/04(3)                     583,750
                                                                    -----------
                                                                      2,008,750
                                                                    -----------
MOTOR VEHICLES & PARTS -- 1.6%
                  500,000  Oxford Automotive Inc., Series D,
                              10.125%, 6/15/07 (Acquired
                              2/15/00, Cost $473,750)(2)                397,500
                                                                    -----------
MULTI-INDUSTRY -- 0.8%
                  750,000  Metallurg Holdings Inc., Series B,
                              20.51%, 7/15/03(3)                        195,000
                                                                    -----------
OIL SERVICES -- 2.2%
                  500,000  R & B Falcon Corp., 9.50%,
                              12/15/08                                  536,250
                                                                    -----------
PROPERTY & CASUALTY INSURANCE -- 0.8%
                  750,000  Nationwide Credit, Inc., Series A,
                              10.25%, 1/15/08                           191,250
                                                                    -----------
SPECIALTY STORES -- 1.9%
                  500,000  Musicland Group, 9.00%,
                              6/15/03                                   457,500
                                                                    -----------
TELEPHONE -- 14.3%
                  750,000  Allegiance Telecom Inc., Series B,
                              10.64%, 2/15/03(3)                        521,250
                  250,000  Caprock Communications Corp.,
                              12.00%, 7/15/08                           244,375
                  750,000  Covad Communications Group
                              Inc., 12.50%, 2/15/09                     360,000
                1,000,000  ICG Services Inc., 9.14%,
                              2/15/03(3)                                115,000
                  500,000  Jazztel PLC, 14.00%, 4/1/09                  367,500
                  250,000  McLeodUSA Inc., 9.50%,
                              11/1/08                                   233,750
                  750,000  NTL Inc., 9.13%, 2/1/01(3)                   663,750


8      1-800-345-2021                          See Notes to Financial Statements


High-Yield--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

               $  500,000  Rhythms NetConnections Inc.,
                              12.75%, 4/15/09                       $   235,000
                  750,000  Viatel, Inc., 11.25%, 4/15/08                378,750
                  500,000  Williams Communication Group
                              Inc., 10.875%, 10/1/09                    423,750
                                                                    -----------
                                                                      3,543,125
                                                                    -----------
THRIFTS -- 3.3%
                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/07                                   351,250
                  790,000  Ocwen Capital Trust I, 10.875%,
                              8/1/27                                    454,250
                                                                    -----------
                                                                        805,500
                                                                    -----------
WIRELESS TELECOMMUNICATIONS -- 10.6%
                  500,000  AT&T Canada Inc., 7.76%,
                              6/15/03(3)                                406,010
                  250,000  Crown Castle International Corp.,
                              9.00%, 5/15/11                            237,500
                  250,000  Crown Castle International Corp.,
                              10.75%, 8/1/11                            257,500
                  250,000  Metrocall, Inc., 10.375%,
                              10/1/07                                   103,750
                  500,000  Microcell Telecommunications Inc.,
                              9.63%, 12/1/01(3)                         483,750
                  500,000  Nextel Partners Inc., 11.00%,
                              3/15/10                                   498,750
                  500,000  RSL Communications, Ltd.,
                              12.25%, 11/15/06                           92,500
                  500,000  Telecorp PCS Inc., 10.48%,
                              4/15/04(3)                                325,000
                  500,000  Teligent Inc., 11.50%, 12/1/07               217,500
                                                                    -----------
                                                                      2,622,260
                                                                    -----------
TOTAL CORPORATE BONDS                                                20,964,260
                                                                    -----------
   (Cost $27,011,148)

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS & WARRANTS -- 7.8%
INFORMATION SERVICES -- 0.2%
                      875  Jazztel PLC Warrants(4)                  $    52,938
                                                                    -----------
INTERNET -- 0.3%
                    5,000  PSINet Inc., Series D, 7.00%,
                              12/31/49 (Acquired 3/24/00,
                              Cost $239,375)(2)                          70,000
                                                                    -----------
MEDIA -- 2.4%
                    5,579  CSC Holdings Inc., Series M, PIK,
                              11.125%, 4/1/08                           595,558
                                                                    -----------
OIL SERVICES -- 2.0%
                      376  R&B Falcon Corp., PIK, 13.875%,
                              5/1/09                                    488,800
                                                                    -----------
TELEPHONE -- 2.9%
                    1,000  Allegiance Telecom, Inc. Warrants(4)          68,000
                      878  XO Communications Inc., Series B,
                              PIK, 13.50%, 6/1/10                       660,695
                                                                    -----------
                                                                        728,695
                                                                    -----------
WIRELESS TELECOMMUNICATIONS(5)
                      500  Telehub Communications Corp.
                              Warrants(4)                                   --
                                                                    -----------
TOTAL CONVERTIBLE PREFERRED
STOCKS & WARRANTS                                                     1,935,991
                                                                    -----------
   (Cost $2,036,732)

TEMPORARY CASH INVESTMENTS -- 7.3%
               $1,800,000  FNMA Discount Notes, 6.45%,
                              11/1/00(6)                              1,800,000
                                                                    -----------
   (Cost $1,800,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                               $24,700,251
                                                                    ===========
   (Cost $30,847,880)

NOTES TO SCHEDULE OF INVESTMENTS

FNMA = Federal National Mortgage Association

PIK = Payment in Kind. Coupon payments may be in the form of additional securities.

(1) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at October 31, 2000, was $1,195,000 which represented 4.8% of net assets.

(3) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(4)  Non-income producing.

(5)  Industry is less than 0.05% of total investment securities.

(6)  Rate indicated is the yield to maturity at purchase.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $30,847,880) (Note 3) ..............        $  24,700,251
Receivable for investments sold ..........................              171,875
Dividends and interest receivable ........................              613,842
                                                                  -------------
                                                                     25,485,968
                                                                  -------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ....................................                6,105
Payable for investments purchased ........................              301,463
Accrued management fees (Note 2) .........................               20,884
Dividends payable ........................................               31,129
Payable for directors' fees and expenses .................                    9
Accrued expenses and other liabilities ...................                   38
                                                                  -------------
                                                                        359,628
                                                                  -------------
Net Assets ...............................................        $  25,126,340
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class .............................          100,000,000
                                                                  =============
Outstanding -- Investor Class ............................            3,487,777
                                                                  =============
Net Asset Value Per Share ................................        $        7.20
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ..................        $  35,914,698
Undistributed net investment income ......................              173,212
Accumulated net realized loss
  on investment transactions .............................           (4,813,941)
Net unrealized depreciation
  on investments (Note 3) ................................           (6,147,629)
                                                                  -------------
                                                                  $  25,126,340
                                                                  =============


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Income:
Interest .....................................................      $ 3,487,847
Dividends ....................................................          199,274
                                                                    -----------
                                                                      3,687,121
                                                                    -----------

Expenses (Note 2):
Management fees ..............................................          302,034
Directors' fees and expenses .................................              166
                                                                    -----------
                                                                        302,200
                                                                    -----------

Net investment income ........................................        3,384,921
                                                                    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments .............................       (2,428,722)
Change in net unrealized
  depreciation on investments ................................       (2,896,952)
                                                                    -----------

Net realized and unrealized
  loss on investments ........................................       (5,325,674)
                                                                    -----------

Net Decrease in Net Assets
  Resulting from Operations ..................................      $(1,940,753)
                                                                    ===========


See Notes to Financial Statements               www.americancentury.com      11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED OCTOBER 31, 2000 AND OCTOBER 31, 1999

Increase (Decrease) in Net Assets                  2000              1999

OPERATIONS
Net investment income ........................  $3,384,921        $3,564,954
Net realized loss on investments .............  (2,428,722)       (2,378,561)
Change in net unrealized appreciation
  (depreciation) on investments ..............  (2,896,952)        1,540,173
                                              ---------------   ---------------
Net increase (decrease) in net assets
  resulting from operations ..................  (1,940,753)        2,726,566
                                              ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................  (3,211,016)       (3,564,954)
From net realized gains on
  investment transactions ....................      --             (36,637)
                                              ---------------   ---------------
Decrease in net assets
  from distributions .........................  (3,211,016)       (3,601,591)
                                              ---------------   ---------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................  50,507,532        54,275,762
Proceeds from reinvestment of distributions ..  2,350,479          2,823,755
Payments for shares redeemed ................. (56,116,504)      (54,916,823)
                                              ---------------   ---------------
Net increase (decrease) in net assets
  from capital share transactions ............  (3,258,493)        2,182,694
                                              ---------------   ---------------

Net increase (decrease) in net assets ........  (8,410,262)        1,307,669

NET ASSETS
Beginning of period ..........................  33,536,602        32,228,933
                                              ---------------   ---------------
End of period ................................ $25,126,340        $33,536,602
                                              ===============   ===============
Undistributed net investment income ..........   $173,212             --
                                              ===============   ===============

TRANSACTIONS IN SHARES
OF THE FUND
Sold .........................................  6,033,560          5,993,456
Issued in reinvestment of distributions ......   285,200            313,678
Redeemed .....................................  (6,758,581)       (6,071,866)
                                              ---------------   ---------------
Net increase (decrease) ......................   (439,821)          235,268
                                              ===============   ===============


12      1-800-345-2021                        See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. High-Yield Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of October 31, 2000.

    SECURITY VALUATIONS -- Debt securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $4,813,642 (expiring in 2007 through 2008) which may be used to offset future taxable gains.


                                                www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

--------------------------------------------------------------------------------
2.  TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

    The Board of Directors adopted the Advisor Class Master Distribution and Shareholder Services Plan (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3.  INVESTMENT TRANSACTIONS

    Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2000 were $23,118,773 and $25,214,755, respectively.

    On October 31, 2000, accumulated net unrealized depreciation was $6,147,629, based on the aggregate cost of investments for federal income tax purposes of $30,847,880, which consisted of unrealized appreciation of $280,295 and unrealized depreciation of $6,427,924.

--------------------------------------------------------------------------------
4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2000.


14      1-800-345-2021


High-Yield--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                        2000       1999        1998      1997(1)
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...............  $8.54       $8.73       $9.91     $10.00
                                     ---------   ---------   --------   --------
Income From Investment Operations
  Net Investment Income .............   0.85       0.80        0.83       0.06
  Net Realized and Unrealized Loss
  on Investment Transactions ........  (1.39)     (0.18)      (1.18)     (0.09)
                                     ---------   ---------   --------   --------
  Total From Investment Operations ..  (0.54)      0.62       (0.35)     (0.03)
                                     ---------   ---------   --------   --------
Distributions
  From Net Investment Income ........  (0.80)     (0.80)      (0.83)     (0.06)
  From Net Realized Gains on
  Investment Transactions ...........    --       (0.01)        --         --
                                     ---------   ---------   --------   --------
  Total Distributions ...............  (0.80)     (0.81)      (0.83)     (0.06)
                                     ---------   ---------   --------   --------
Net Asset Value, End of Period ......  $7.20       $8.54       $8.73      $9.91
                                     =========   =========   ========   ========
  Total Return(2) ...................  (7.08)%     7.03%      (4.09)%    (0.27)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............   0.90%      0.90%       0.90%    0.90%(3)
Ratio of Net Investment Income
  to Average Net Assets .............  10.09%      8.90%       8.41%    7.39%(3)
Portfolio Turnover Rate .............    77%        95%         85%        --
Net Assets, End of Period
  (in thousands) .................... $25,126     $33,537     $32,229    $11,072

(1)  September 30, 1997 (inception) through October 31, 1997.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements               www.americancentury.com      15


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period September 30, 1997 (inception) through October 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High-Yield Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


16      1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Visit our Web site
(www.americancentury.com) or call us for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     AMERICAN CENTURY HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk, and price volatility.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of eight years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The HIGH CURRENT YIELD FUNDS category includes funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B -- securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC -- securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  Portfolio Manager
       THERESA FENNELL
  High-Yield Analysts
       MICHAEL DIFLEY
       LYNDA LOWRY


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations. Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.


20      1-800-345-2021


[inside back cover]


AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]


Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0012                                 American Century Investment Services, Inc.
SH-ANN-23501                      (c)2000 American Century Services Corporation

[front cover]

October 31, 2000

AMERICAN CENTURY
ANNUAL REPORT

[graphic of runners]
[graphic of person looking at computer screen]

Tax-Managed Value

[american century logo and text logo (reg.sm)]
American
Century

[inside front cover]

Review the day's market activity at  www.americancentury.com

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

Information and advance notice

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

Review the week

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

Easy to find

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[logo of the Dalbar Seal]

     American Century' s reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

TAX-MANAGED VALUE
(ACTIX)

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.


Our Message to You

[photo of James E. Stowers, Jr., standing, with James E. Stowers III]

James E. Stowers, Jr., standing, with James E. Stowers III

     A steep correction in technology and telecommunications stocks, a steadily broadening stock market, and increasing signs of a slowing economy led to improved returns for value-oriented investors over the 12-month period covered in this report. American Century's Tax-Managed Value Fund performed solidly in this environment.

     Turning to corporate matters, Chase Manhattan Corp. recently announced plans to acquire J.P. Morgan & Co., a substantial minority shareholder in American Century Companies, Inc. since 1998. If the transaction is completed as expected, J.P. Morgan Chase, the new enterprise, will own the shares of American Century currently held by Morgan. Corporate control of American Century will not be affected by this transaction. We will be exploring ways to partner with J.P. Morgan Chase for the benefit of fund shareholders.

     In other corporate news, some American Century executives have assumed important new responsibilities. For example, we chose to share chairman of the board responsibilities, and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes, plus the promotion of some key investment professionals, strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for Ultra and Veedot Funds.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/signature/ James E. Stowers, Jr.        /signature/ James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman of the Board        Co-Chairman of the Board


[right margin]

Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

TAX-MANAGED VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
Statement of Assets
   and Liabilities ........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
   in Net Assets ..........................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   15
   Independent
   Auditors' Report .......................................................   16

OTHER INFORMATION
   Retirement Account
      Information .........................................................   17
   Background Information
      Investment Philosophy
   and Policies ...........................................................   18
      Comparative Indices .................................................   18
      Portfolio Managers ..................................................   18
   Glossary ...............................................................   19


                                                  www.americancentury.com      1

Report Highlights


MARKET PERSPECTIVE

* The 12-month period ended October 31, 2000, finally saw the tables turn in value investors' favor. For the fiscal year, the S&P 500/BARRA Value Index returned 9.68%, while the broader market, represented by the S&P 500, gained only 6.09%. The shift in sentiment was most evident during the last six months of the period, with the S&P 500/BARRA Value rising 6.80%, but the S&P 500 declining 1.03%.

* From late 1999 through early 2000, we witnessed the astounding share-price growth of nearly every technology-oriented stock at the expense of nearly every other segment of the market. Beginning in March, however, investors began to question the "growth at any price" mentality. By May, the Federal Reserve's series of interest rate increases ultimately put the vitality of future corporate earnings in doubt, propelling investors away from the rich valuations in the technology sector and into the more predictable earnings of many "Old Economy" companies. At the close of the fiscal year, value investing was back in style.

TAX-MANAGED VALUE

* Tax-Managed Value returned 7.23% for the 12 months ended October 31, 2000. It underperformed its benchmark, the S&P 500/BARRA Value Index, which returned 9.68%. The S&P 500 gained 6.09% during that time frame. From April through October the fund gained 8.06%, compared to the benchmark's 6.80% return and the S&P 500's 1.03% decline.

* "New Economy" technology
     stocks led the market at the beginning of the period. Generally, these were stocks with high price- to-earnings ratios, which placed them outside Tax-Managed Value's investment parameters.

* Performance also was dampened by the fund's holdings in "traditional" telephone companies such as Sprint, WorldCom, and AT&T, as well as by its bank holdings, which struggled during the first six months of the fiscal year.

* Tax-Managed Value carries more of a value bias than its benchmark, which contributed to the fund's outperformance during the second half of its fiscal year. Tax-Managed Value benefited from its investments in select financial, energy, and health care stocks.

[left margin]

              TAX-MANAGED VALUE
                  (ACTIX)
TOTAL RETURNS:    AS OF 10/31/00
         6 Months           8.06%*
          1 Year             7.23%
       INCEPTION DATE:      3/31/99
       NET ASSETS:       $39.1 million

*Not annualized.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Mark Mallon

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

A RENAISSANCE FOR VALUE STOCKS

     After a long, long wait, value investors finally saw the tables turn in their favor during the 12-month period ended October 31, 2000. After underperforming for most of the first half of the fiscal year, value stocks proved to be among the market leaders for the last six months of the period. For the year, the Standard & Poor's 500/BARRA Value Index returned 9.68%, while the S&P 500 gained 6.09%. During the second half of the period, the S&P 500/BARRA Value Index posted a 6.80% return, but the S&P 500 declined 1.03%.

VALUE BACK IN VOGUE

     From November through March, the market maintained its focus on "New Economy" technology companies. In March, however, investors began to question the "growth at any price" mentality. By May, the Federal Reserve's series of interest rate increases ultimately put the vitality of future corporate earnings in doubt, propelling investors away from the rich valuations in the technology sector and into other sectors of the market.

     This shift played to value-oriented funds, as "Old Economy" companies became beacons for defensive-minded investors. Investors briefly regressed to their old ways late in the second quarter as they moved back into technology stocks--albeit with a greater degree of discrimination--when concerns about interest rates and inflation cooled. In the third quarter, though, value was firmly back in style with investors once again doubting the sustainability of earnings implicit in many technology company share prices.

     Looking for alternatives, they found solid fundamentals in three areas that populated the value universe during the tech run-up. First, in the energy sector, rising oil and natural gas prices lifted most stocks. Secondly, the perception that the Fed had finished raising rates boosted the previously downtrodden financial sector. Thirdly, the utility sector benefited from the stabilized interest rate environment, as well as from its reputation as a conservative investment alternative.

OPPORTUNITIES STILL REMAIN

     Many attractively priced companies beckon in the aftermath of the narrow market advance we saw in late 1999 and early 2000. The question going forward is whether the market's appetite for value stocks will continue. If the market continues to reward those companies that are rebounding from temporary difficulties, or that have fallen out of favor, it's our goal to be positioned so that fund shareholders can fully participate.

[right margin]

"AFTER UNDERPERFORMING FOR MOST OF THE FIRST HALF OF THE FISCAL YEAR, VALUE STOCKS PROVED TO BE AMONG THE MARKET LEADERS FOR THE LAST SIX MONTHS OF THE PERIOD."

MARKET RETURNS
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

S&P 500/BARRA VALUE  9.68%
S&P 500              6.09%

Source: Lipper Inc.

These indices represent performance of large-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED OCTOBER 31, 2000

[mountain chart data below]

                S&P 500/ BARRA   Value S&P 500
10/31/99            $1.00            $1.00
11/30/99            $0.99            $1.02
12/31/99            $1.03            $1.08
1/31/00             $1.00            $1.03
2/29/00             $0.94            $1.01
3/31/00             $1.03            $1.11
4/30/00             $1.03            $1.07
5/31/00             $1.03            $1.05
6/30/00             $0.99            $1.08
7/31/00             $1.01            $1.06
8/31/00             $1.08            $1.12
9/30/00             $1.08            $1.07
10/31/00            $1.10            $1.06


                                                  www.americancentury.com      3


Tax-Managed Value--Performance

TOTAL RETURNS AS OF OCTOBER 31, 2000

                     INVESTOR CLASS (INCEPTION 3/31/99)
                       TAX-MANAGED         S&P 500/
                          VALUE          BARRA VALUE
6 MONTHS* ...........     8.06%            6.80%
1 YEAR ..............     7.23%            9.68%
LIFE OF FUND ........     6.85%           10.15%

* Returns for periods less than one year are not annualized.

See pages 18-20 for information about the S&P 500/BARRA Value Index and returns

GROWTH OF $10,000 OVER LIFE OF FUND

[mountain chart data below]

           Tax-Managed Value  S&P 500/ BARRA Value
3/31/99         $10,000             $10,000
4/30/99         $11,020             $10,862
5/31/99         $10,940             $10,670
6/30/99         $11,299             $11,079
7/31/99         $10,780             $10,738
8/31/99         $10,359             $10,467
9/30/99         $9,919              $10,057
10/31/99        $10,359             $10,625
11/30/99        $10,340             $10,562
12/31/99        $10,260             $10,959
1/31/00         $9,997              $10,610
2/29/00         $9,150              $9,947
3/31/00         $10,200             $10,985
4/30/00         $10,281             $10,911
5/31/00         $10,423             $10,945
6/30/00         $9,979              $10,513
7/31/00         $10,018             $10,723
8/31/00         $10,665             $11,442
9/30/00         $10,624             $11,440
10/31/00        $11,109             $11,654

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P 500/BARRA Value Index is provided for comparison in each graph. Tax-Managed Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500/BARRA Value Index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED OCTOBER 31)

[bar chart data below]

             Tax-Managed Value       S&P/Barra Value
10/31/99         3.60%                     6.25%
10/31/00         7.23%                     9.68%

*From 3/31/99 to 10/31/99


4      1-800-345-2021


Tax-Managed Value--Q&A

[photo of Mark Mallon and Chuck Ritter]

     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the Tax-Managed Value investment team.

HOW DID TAX-MANAGED VALUE PERFORM DURING THE 12 MONTHS ENDED OCTOBER 31, 2000

     Tax-Managed Value gained 7.23%, compared to a return of 9.68% for its benchmark, the Standard & Poor's 500/BARRA Value Index. The S&P 500 Index, considered to be representative of the broad market, returned 6.09%.

     The second half of the year was rewarding for the fund: it returned 8.06% from April through October versus the benchmark's 6.80% gain and the S&P 500's 1.03% decline.

WHAT FACTORS AFFECTED TAX-MANAGED VALUE'S PERFORMANCE?

     Value stocks generally outperformed most other categories during Tax-Managed Value's fiscal year. Their resurgence took place primarily in the second half of the period, reflecting investors' concerns about the effects of an economic slowdown on corporate earnings. These concerns appeared to be justified in the third quarter, when several well-known consumer products companies and technology firms warned that their earnings would be lower than expected. This news sent money out of growth and technology stocks and into the types of businesses found in Tax-Managed Value--quality companies selling at reasonable prices.

     Nevertheless, the S&P 500/BARRA Value's larger stake in technology stocks when tech was king pushed the index ahead of the fund for the year. For the most part, these were stocks with high price-to-earnings ratios. Tax-Managed Value carries more of a value bias than its benchmark, and thus many technology stocks fell outside our investment parameters. However, when value is in favor, the fund typically outperforms its index, which was demonstrated by its stronger performance toward the end of the year.

FINANCIAL STOCKS REPRESENTED TAX-MANAGED VALUE'S LARGEST SECTOR WEIGHTING. WHAT WAS THEIR APPEAL?

     The financial sector encompasses banks, brokerages, credit card companies, financial services firms, and insurance providers. The group struggled in the beginning of the year, pressured by the Federal Reserve's series of interest rates hikes. (Higher interest rates reduce the margins between the rates lending institutions pay depositors and those they charge for loans.) As investors shunned the sector in favor of faster growing areas of the market, a number of financial firms became attractively valued.

     During the summer, signs of slowing growth emerged and the market grew increasingly convinced that the Fed had reached the end of its rate-hike program. Financial stocks--bank shares in particular--were the primary beneficiaries. With roughly one-quarter of its assets in financials, the fund was well positioned to gain from this shift in sentiment.

[right margin]

"DURING THE SUMMER, SIGNS OF SLOWING GROWTH EMERGED AND THE MARKET GREW INCREASINGLY CONVINCED THAT THE FED HAD REACHED THE END OF ITS RATE-HIKE PROGRAM."

PORTFOLIO AT A GLANCE
                                                10/31/00          10/31/99
NO. OF COMPANIES                                  84                90
P/E RATIO                                        19.4              18.5
MEDIAN MARKET                                    $12.7            $19.5
CAPITALIZATION                                  BILLION           BILLION
WEIGHTED MARKET                                  $63.0            $58.8
CAPITALIZATION                                  BILLION           BILLION
PORTFOLIO TURNOVER                                73%             41%(1)
EXPENSE RATIO (FOR
INVESTOR CLASS)                                  1.10%           1.10%(2)

(1)    Period From 3/31/99 to 10/31/99.
(2)    Annualized.

Investment terms are defined in the Glossary on pages 19-20.


                                                  www.americancentury.com      5


Tax-Managed Value--Q&A

                                                                    (Continued)

WHICH FINANCIAL STOCKS HAD THE BIGGEST IMPACT?

     The fund profited from investments in property and casualty insurance companies. One top contributor was Allstate. Like many insurers, Allstate was hurt by intensive rate competition and the costs of spring storms in the Midwest. When insurance rates began to increase during the third quarter, however, the company rebounded strongly.

     Additionally, the rising interest rate environment of the first six months resulted in a negative return for the fund's bank holdings for the fiscal year. But the 12-month numbers hide the positive story of the second half of the year: as rates stabilized, confidence in the industry's prospects grew and bank share prices responded. Citigroup, one of the country's largest financial services companies, was a top performer for the fund as it benefited from the change in sentiment and from the broad diversity of its business portfolio, which kept it somewhat insulated from the pressures of rising interest rates.

ENERGY STOCKS REPRESENTED A SUBSTANTIAL PORTION OF INVESTMENTS. WHAT ATTRACTED YOU TO THIS SECTOR?

     Energy holdings contributed to our results as rising energy prices lifted many stocks in that realm. Although we did well in this group, we were relatively cautious and stayed underweight compared to the index. Our investments remained focused on integrated oil firms with more stable earnings outlooks. A good example is ExxonMobil, which proved to be a strong performer.

WHAT OTHER AREAS CONTRIBUTED TO PERFORMANCE?

     Health care was a particularly fertile area for us. Pharmaceutical stocks Eli Lilly, Bristol-Myers Squibb, and Merck all performed well when investors sought their more predictable earnings in an uncertain environment. Health care providers HCA-The Healthcare Company and Healthsouth rose on optimism that Medicare reimbursements would improve.

WHAT ABOUT DISAPPOINTMENTS?

     Tax-Managed Value's investments in "traditional" telephone companies, such as Sprint, WorldCom and AT&T, detracted most from performance. This area of the telecommunications industry suffered from weakening pricing in consumer long-distance (a situation many observers believe could continue for some time), as well as from "guilt by association" during the downturn in technology.

     There also were company-specific issues. Sprint's and WorldCom's problems were compounded when their proposed merger was disallowed by federal regulators who believed that the combined organization would reduce competition. AT&T's stock price declined after the company surprised investors and many industry analysts with its difficulties in executing on its business plan. We continue to hold the stock, however, believing the market has overreacted to AT&T's recent struggles.

     A technology holding, mainframe software maker Computer Associates, also slowed our progress. The company saw revenue growth slacken when IBM, the leader in mainframes, announced a

[left margin]

TOP TEN HOLDINGS
                     % OF FUND INVESTMENTS
                       AS OF        AS OF
                      10/31/00     4/30/00
EXXON MOBIL CORP.      4.4%         4.9%
CITIGROUP INC.         3.9%         3.3%
VERIZON
     COMMUNICATIONS*   3.2%         3.6%
LOEWS CORP.            2.6%         1.3%
PHILIP MORRIS
     COMPANIES INC.    2.5%         2.0%
ROYAL DUTCH
     PETROLEUM CO.
     NEW YORK SHARES   2.3%         2.2%
ALLSTATE CORP.         2.1%         1.3%
AT&T CORP.             1.9%         2.5%
FORD MOTOR CORP.       1.8%         2.1%
FPL GROUP, INC.        1.8%         1.2%

* Bell Atlantic Corp. acquired GTE Corp. on 7/3/00. On that date, Bell Atlantic Corp. changed its name to Verizon Communications. The percentage as of 4/30/00 represents Bell Atlantic Corp. and GTE Corp. shares owned by the fund.

TOP FIVE INDUSTRIES
                       % OF FUND INVESTMENTS
                         AS OF        AS OF
                       10/31/00      4/30/00
BANKS                   12.2%         11.1%
ENERGY RESERVES &
     PRODUCTION          8.5%          7.9%
TELEPHONE                7.9%          8.7%
FINANCIAL SERVICES       5.3%          3.1%
PROPERTY & CASUALTY
     INSURANCE           4.7%          5.4%


6          1-800-345-2021


Tax-Managed Value--Q&A

                                                                    (Continued)

major upgrade cycle, causing many companies to delay software purchases. Because we think Computer Associates' current troubles are transitory and the firm remains a solid value opportunity, we purchased additional shares.

WHAT WERE SOME OF THE STRATEGIES YOU EMPLOYED TO KEEP THE FUND TAX EFFICIENT?

     The struggle value stocks went through during the first half of the fiscal year actually provided us with great opportunities. For example, when banks were experiencing significant sell-offs, we harvested losses by cutting selected positions. After waiting a month to comply with IRS rules, we reversed the process, returning to our original posture. Each of the sales allowed us to realize some losses, which were used to offset gains. Throughout the process, we remained strongly positioned in banks we thought were attractive, so we were prepared when the area rebounded.

HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     We anticipate a relatively benign interest-rate environment over the short term. We also expect economic growth to remain healthy, but to proceed at a slower rate. As a result, we're not positioned for an imminent economic downturn. Instead, we continue to look for fundamentally sound firms that appear to be undervalued.

     Our cause is helped by the fact that many "Old Economy" stocks came down severely over the past year, and as a result, the marketplace is offering a diverse menu of value opportunities. We hold substantial positions in economically sensitive sectors, such as consumer cyclicals and industrials, whose stock prices appear to have been driven down too far.

WHAT IS YOUR OUTLOOK AS WE APPROACH 2001?

     We've seen indications in recent months that investors have begun to pay more attention to the price they're paying for a company's business prospects. Needless to say, this is a profound change in sentiment from the past several years, when price momentum, rather than relative value or fundamentals, drove the market. This development is an encouraging sign for investors pursuing a value strategy.

[right margin]

"...MANY 'OLD ECONOMY' STOCKS CAME DOWN SEVERELY OVER THE PAST YEAR, AND AS A RESULT, THE MARKETPLACE IS OFFERING A DIVERSE MENU OF VALUE OPPORTUNITIES."

TYPES OF INVESTMENTS IN THE PORTFOLIO


                                                      AS OF OCTOBER 31, 2000
COMMON STOCKS                                                 95.9%
TEMPORARY CASH INVESTMENTS                                     4.1%

                                                       AS OF APRIL 30, 2000
COMMON STOCKS                                                 96.2%
TEMPORARY CASH INVESTMENTS                                     3.8%


                                                  www.americancentury.com      7


Tax-Managed Value--Schedule of Investments

OCTOBER 31, 2000
Shares                                                               Value

COMMON STOCKS -- 95.9%

APPAREL & TEXTILES -- 1.8%
                    5,600  Liz Claiborne, Inc.                $     238,000
                   16,700  VF Corp.                                 456,119
                                                              ------------------
                                                                    694,119
                                                              ------------------
BANKS -- 12.2%
                    9,500  Bank of America Corp.                    456,594
                   16,700  Bank One Corp.                           609,549
                    7,950  Chase Manhattan Corp.                    361,725
                   29,333  Citigroup Inc.                         1,543,648
                   13,400  First Union Corp.                        406,188
                    3,500  Fleet Boston Financial Corp.             133,000
                   12,600  KeyCorp                                  311,063
                   17,000  National City Corp.                      363,375
                    7,500  Summit Bancorp.                          281,250
                   13,500  U.S. Bancorp                             326,531
                                                              ------------------
                                                                  4,792,923
                                                              ------------------
CHEMICALS - 2.9%
                    5,400  FMC Corp.(1)                             410,400
                    9,100  Praxair, Inc.                            338,975
                   18,000  Sherwin-Williams Co.                     390,375
                                                              ------------------
                                                                  1,139,750
                                                              ------------------
COMPUTER HARDWARE &
BUSINESS MACHINES - 4.0%
                   16,400  Compaq Computer Corp.                    498,724
                    8,600  Hewlett-Packard Co.                      399,363
                    6,800  International Business Machines Corp.    669,800
                                                              ------------------
                                                                  1,567,887
                                                              ------------------
COMPUTER SOFTWARE - 2.5%
                   20,500  Computer Associates International, Inc.  653,438
                    5,000  Microsoft Corp.(1)                       344,531
                                                              ------------------
                                                                    997,969
                                                              ------------------
CONSUMER DURABLES - 0.9%
                    8,100  Whirlpool Corp.                          352,350
                                                              ------------------
DEFENSE/AEROSPACE - 2.2%
                    3,000  Boeing Co.                               203,438
                   10,600  Raytheon Co. Cl A                        339,200
                    7,900  TRW Inc.                                 331,800
                                                              ------------------
                                                                    874,438
                                                              ------------------
DEPARTMENT STORES - 2.6%
                   63,000  Kmart Corp.(1)                           374,063
                   17,700  May Department Stores Co. (The)          464,625
                    6,000  Sears, Roebuck & Co.                     178,380
                                                              ------------------
                                                                  1,017,068
                                                              ------------------


Shares                                                              Value
DRUGS - 2.5%
                    8,100  Bristol-Myers Squibb Co.             $   493,594
                    5,600  Merck & Co., Inc.                        503,650
                                                              ------------------
                                                                    997,244
                                                              ------------------
ELECTRICAL EQUIPMENT - 1.1%
                    8,900  Lucent Technologies Inc.                 207,481
                    8,400  Motorola, Inc.                           209,475
                                                              ------------------
                                                                    416,956
                                                              ------------------
ELECTRICAL UTILITIES - 3.1%
                   21,500  Edison International                     513,313
                   10,500  FPL Group, Inc.                          693,000
                                                              ------------------
                                                                  1,206,313
                                                              ------------------
ENERGY RESERVES & PRODUCTION - 8.5%
                    4,300  Chevron Corp.                            353,138
                   19,305  Exxon Mobil Corp.                      1,721,764
                   19,000  Occidental Petroleum Corp.               377,625
                   15,100  Royal Dutch Petroleum Co.
                              New York Shares                       896,562
                                                              ------------------
                                                                  3,349,089
                                                              ------------------
ENTERTAINMENT - 0.7%
                    7,700  Disney (Walt) Co.                        275,756
                                                              ------------------
ENVIRONMENTAL SERVICES - 0.9%
                   17,000  Waste Management, Inc.                   340,000
                                                              ------------------
FINANCIAL SERVICES - 5.3%
                    7,400  Block (H & R), Inc.                      264,088
                    7,400  Countrywide Credit Industries, Inc.      277,038
                    5,200  Fannie Mae                               400,399
                    8,200  Household International, Inc.            412,562
                    4,000  MBIA Inc.                                290,750
                    6,500  MGIC Investment Corp.                    442,812
                                                              ------------------
                                                                  2,087,649
                                                              ------------------
FOOD & BEVERAGE - 2.1%
                   19,500  ConAgra, Inc.                            416,813
                    9,500  Heinz (H.J.) Co.                         398,406
                                                              ------------------
                                                                    815,219
                                                              ------------------
FOREST PRODUCTS & PAPER - 1.5%
                    6,000  Fort James Corp.                         197,625
                   11,000  International Paper Co.                  402,875
                                                              ------------------
                                                                    600,500
                                                              ------------------
GROCERY STORES - 0.7%
                   12,200  Albertson's Inc.                         288,988
                                                              ------------------
HEAVY ELECTRICAL EQUIPMENT - 2.1%
                    8,100  Cooper Industries, Inc.                  309,825
                    6,900  Emerson Electric Co.                     506,719
                                                              ------------------
                                                                    816,544
                                                              ------------------


8          1-800-345-2021                     See Notes to Financial Statements


Tax-Managed Value--Schedule of Investments

                                                                    (Continued)
OCTOBER 31, 2000
Shares                                                          Value
HOME PRODUCTS - 1.8%
                    5,700  Avon Products, Inc.               $      276,450
                   15,200  Fortune Brands, Inc.                     447,450
                                                              ------------------
                                                                    723,900
                                                              ------------------
INDUSTRIAL PARTS - 2.2%
                   11,000  ITT Industries, Inc.                     358,188
                   10,100  Parker-Hannifin Corp.                    417,887
                    3,000  Snap-on Inc.                              76,688
                                                              ------------------
                                                                    852,763
                                                              ------------------
INFORMATION SERVICES - 1.3%
                    5,700  Electronic Data Systems Corp.            267,543
                    4,900  First Data Corp.                         245,613
                                                              ------------------
                                                                    513,156
                                                              ------------------
INVESTMENT TRUSTS - 2.3%
                    7,300  Equity Residential Properties Trust      343,556
                    4,000  Standard and Poor's 500
                              Depositary Receipt                    572,250
                                                              ------------------
                                                                    915,806
                                                              ------------------
LEISURE - 1.6%
                    8,800  Eastman Kodak Co.                        394,900
                   18,862  Mattel, Inc.                             244,027
                                                              ------------------
                                                                    638,927
                                                              ------------------
LIFE & HEALTH INSURANCE - 0.9%
                   11,200  Torchmark Corp.                          373,100
                                                              ------------------
MEDICAL PRODUCTS & SUPPLIES - 1.2%
                   13,500  Becton Dickinson & Co.                   452,250
                                                              ------------------
MEDICAL PROVIDERS & SERVICES - 2.2%
                    9,700  HCA - The Healthcare Co.                 387,394
                   40,000  HEALTHSOUTH Corp.(1)                     480,000
                                                              ------------------
                                                                    867,394
                                                              ------------------
MOTOR VEHICLES & PARTS - 2.8%
                   27,096  Ford Motor Co.                           707,883
                    6,500  General Motors Corp.                     403,813
                                                              ------------------
                                                                  1,111,696
                                                              ------------------
OIL REFINING - 2.0%
                   10,000  Tosco Corp.                              286,250
                   18,500  USX-Marathon Group                       502,969
                                                                    789,219



Shares/Principal Amount                                              Value

PROPERTY & CASUALTY INSURANCE - 4.7%
                   20,300  Allstate Corp.                     $     817,075
                   11,300  Loews Corp.                            1,027,593
                                                              ------------------
                                                                  1,844,668
                                                              ------------------
PUBLISHING - 2.5%
                   13,000  American Greetings Corp. Cl A            236,438
                   15,600  Deluxe Corp.                             351,975
                    7,500  Knight-Ridder, Inc.                      376,875
                                                              ------------------
                                                                    965,288
                                                              ------------------
RAILROADS - 0.6%
                    8,900  Burlington Northern Santa Fe Corp.       236,406
                                                              ------------------
RESTAURANTS - 0.6%
                   10,300  Wendy's International, Inc.              224,025
                                                              ------------------
TELEPHONE - 7.9%
                   33,000  AT&T Corp.                               765,187
                   14,000  Sprint Corp.                             357,000
                   22,080  Verizon Communications                 1,276,499
                   29,000  WorldCom, Inc.(1)                        687,844
                                                              ------------------
                                                                  3,086,530
                                                              ------------------
THRIFTS - 1.2%
                   11,100  Washington Mutual, Inc.                  488,400
                                                              ------------------
TOBACCO - 2.5%
                   26,700  Philip Morris Companies Inc.             977,888
                                                              ------------------
TOTAL COMMON STOCKS                                              37,692,178
                                                              ------------------
   (Cost $33,988,980)

TEMPORARY CASH INVESTMENTS - 4.1%
               $1,600,000  FNMA Discount Notes,
                              6.45%, 11/1/00(2)                   1,600,000
                                                              ------------------
   (Cost $1,600,000)

TOTAL INVESTMENT SECURITIES - 100.0%                            $39,292,178
                                                              ==================
   (Cost $35,588,980)

NOTES TO SCHEDULE OF INVESTMENTS
FNMA = Federal National Mortgage Association
(1) Non-income producing.
(2) Rate disclosed is the yield to maturity at purchase.


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Assets and Liabilities

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

ASSETS
Investment securities, at value
  (identified cost of $35,588,980) (Note 3) ...................     $39,292,178
Cash ..........................................................          69,741
Receivable for investments sold ...............................         282,871
Dividends and interest receivable .............................          52,684
                                                              ------------------
                                                                     39,697,474
                                                              ------------------
LIABILITIES
Payable for investments purchased .............................         527,977
Accrued management fees (Note 2) ..............................          34,500
Payable for directors' fees and expenses ......................              12
Accrued expenses and other liabilities ........................              40
                                                              ------------------
                                                                        562,529
                                                              ------------------
Net Assets ....................................................     $39,134,945
                                                              ==================
CAPITAL SHARES, $0.01 PAR VALUE
Authorized -- Investor Class ..................................      134,000,00
                                                              ==================
Outstanding -- Investor Class .................................       7,110,259
                                                              ==================
Net Asset Value Per Share .....................................         $5.50
                                                              ==================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .......................      $36,562,69
Accumulated undistributed net investment income ...............         434,528
Accumulated net realized loss on investment transactions ......      (1,565,476
Net unrealized appreciation on investments (Note 3) ...........       3,703,198
                                                              ------------------
                                                                    $39,134,945
                                                              ==================


10          1-800-345-2021                     See Notes to Financial Statements


Statement of Operations

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
Income:
Dividends .....................................................    $    952,915
Interest ......................................................          77,365
                                                              ------------------
                                                                      1,030,280
                                                              ------------------
Expenses (Note 2):
Management fees ...............................................         445,431
Directors' fees and expenses ..................................             178
                                                              ------------------
                                                                        445,609
                                                              ------------------
Net investment income .........................................         584,671
                                                              ------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)
Net realized loss on investments ..............................      (1,395,301)
Change in net unrealized appreciation on investments ..........       3,195,258
                                                              ------------------

Net realized and unrealized gain on investments ...............       1,799,957
                                                              ------------------

Net Increase in Net Assets Resulting from Operations ..........      $2,384,628
                                                              ==================


See Notes to Financial Statements                www.americancentury.com      11


Statement of Changes in Net Assets

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEAR ENDED OCTOBER 31, 2000 AND PERIOD ENDED OCTOBER 31, 1999

Increase (Decrease) in Net Assets
                                                             2000            1999(1)
OPERATIONS
Net investment income ................................. $    584,671      $     286,032
Net realized loss on investment transactions ..........   (1,395,301)          (172,911)
Change in net unrealized appreciation on investments ..    3,195,258            507,940
                                                       ---------------    ----------------
Net increase in net assets resulting from operations ..    2,384,628            621,061

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ............................     (433,439)             --
                                                       ---------------    ----------------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .............................    5,278,808         47,330,405
Proceeds from reinvestment of distributions ...........      428,437              --
Payments for shares redeemed ..........................  (14,655,657)        (1,819,298)
                                                       ---------------    ----------------
Net increase (decrease) in net assets
from capital share transactions .......................   (8,948,412)        45,511,107
                                                       ---------------    ----------------
Net increase (decrease) in net assets .................   (6,997,223)        46,132,168

NET ASSETS
Beginning of period ...................................   46,132,168             --
                                                       ---------------    ----------------
End of period .........................................  $39,134,945        $46,132,168
                                                       ===============    ================
Undistributed net investment income ...................     $434,528           $286,032
                                                       ===============    ================
TRANSACTIONS IN SHARES OF THE FUND
Sold ..................................................    1,050,478          9,255,286
Issued in reinvestment of distributions ...............       85,687              --
Redeemed ..............................................   (2,928,955)          (352,237)
                                                       ---------------    ----------------
Net increase (decrease) ...............................   (1,792,790)         8,903,049
                                                       ===============    ================

(1)  March 31, 1999 (inception) through October 31, 1999.


12      1-800-345-2021                         See Notes to Financial Statements


Notes to Financial Statements

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Managed Value Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to be undervalued at the time of purchase while attempting to minimize the impact of federal taxes on shareholder returns. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.


    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class and Institutional Class had not commenced as of October 31, 2000.


    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.


    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.


    INVESTMENT INCOMe -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.


    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.


    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.


    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.


    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.


    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.


    At October 31, 2000, accumulated net realized capital loss carryovers for federal income tax purposes of $1,535,337 (expiring in 2007 through 2008) may be used to offset future taxable gains.


                                                 www.americancentury.com      13


Notes to Financial Statements
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month.


    The annualized fee schedule for the Investor Class based on fund average net assets is as follows:

    1.10% on the first $500 million
    1.00% on the next $500 million
    0.90% over $1 billion

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2000, were $28,551,436 and $38,779,578, respectively.

    On October 31, 2000, accumulated net unrealized appreciation was $3,671,546, based on the aggregate cost of investments for federal income tax purposes of $35,620,632, which consisted of unrealized appreciation of $6,219,186 and unrealized depreciation of $2,547,640.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with Chase Manhattan Bank. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended October 31, 2000.


14      1-800-345-2021


Tax-Managed Value--Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                   2000         1999(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...........................  $5.18          $5.00
                                                               ------------  -------------
Income From Investment Operations
  Net Investment Income ........................................   0.08           0.04
  Net Realized and Unrealized Gain on Investment Transactions ..   0.29           0.14
                                                               ------------  -------------
  Total From Investment Operations .............................   0.37           0.18
                                                               ------------  -------------
Distributions
  From Net Investment Income ...................................  (0.05)           .--
                                                               ------------  -------------
Net Asset Value, End of Period .................................  $5.50          $5.18
                                                               ============  =============
  Total Return(2) ..............................................  7.23%           3.60%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ..............  1.10%           1.10%(3)
Ratio of Net Investment Income to Average Net Assets ...........  1.56%           1.14%(3)
Portfolio Turnover Rate ........................................    73%             41%
Net Assets, End of Period (in thousands) ....................... $39,135         $46,132

(1) March 31, 1999 (inception) through October 31, 1999.

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


                                             www.americancentury.com          15


Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Managed Value Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period August 1, 1999 (inception) through October 31, 1999, and the financial highlights for the year then ended and for the period August 1, 1999 (inception) through October 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period March 31, 1999 (inception) through October 31, 1999, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


16      1-800-345-2021


Retirement Account Information

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      17


Background Information

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth and income funds including domestic equity, balanced, asset allocation, and specialty. Tax-Managed Value is a general equity fund managed to provide growth over time with less volatility than more aggressive growth funds.

     AMERICAN CENTURY TAX-MANAGED VALUE invests primarily in common stocks of medium to large companies that the management team believes are temporarily undervalued. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low relative to where it typically has traded, it is a candidate for purchase.

     The managers also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

     Broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price- to-book ratios, and, in general, share other characteristics associated with value-style stocks.

[left margin]

PORTFOLIO MANAGERS
  Tax-Managed Value
     MARK MALLON, CFA
     CHARLES RITTER, CFA


18      1-800-345-2021


Glossary

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 15.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                 www.americancentury.com      19


Glossary
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


20      1-800-345-2021


{inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

-------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0012                              American Century Investment Services, Inc.
SH-ANN-23036                      (c)2000 American Century Services Corporation

[front cover]

October 31, 2000

                                AMERICAN CENTURY
                                 ANNUAL REPORT

[graphic of runners]
[graphic of person looking at computer screen]

Veedot(sm)

                                   [american century logo and text logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

REVIEW THE DAY'S MARKET ACTIVITY AT WWW.AMERICANCENTURY.COM

   Now you can find more perspective on daily stock and bond market activity on American Century's Web site.

INFORMATION AND ADVANCE NOTICE

   Our Daily Market Wraps provide at-a-glance descriptions of daily news and events that influenced the U.S. stock and bond markets. In addition, these write-ups provide advance notice of key economic reports or figures that are likely to affect market activity.

REVIEW THE WEEK

   To put the week in perspective, look no further than our Weekly Market Wrap. This commentary discusses the week's economic and market news, providing a succinct review of what happened and what to look for in the week ahead.

EASY TO FIND

   The Daily and Weekly Market Wraps are easy to find on our Web site. Just go to www.americancentury.com, click on "News" in the tool bar, and locate the Wrap you're looking for in the left column.

[Dalbar seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

VEEDOT
(AMVIX)
--------------------------

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     The year covered in this report was among the more remarkable in the market's recent history. Investors witnessed a stunning advance during the first half, followed by a swift and dramatic retreat from record-breaking heights. The reversal was the result of a convergence of several factors, among them concern about a slowing economy, rising interest rates and richly priced technology stocks. As our portfolio managers discuss in their investment review, we believe that stock prices ultimately depend on earnings, and they steadfastly follow a systematic, repeatable approach to identify companies in the early stages of their growth. We think investors in Veedot are best served by that philosophy, no matter how volatile the market.

     Turning to corporate matters, we are pleased to announce that senior vice president and lead portfolio manager C. Kim Goodwin has been named co-chief investment officer for American Century's domestic growth equity discipline. An investment professional with 13 years of portfolio management experience, Goodwin shares this position with Jim Stowers III. She will continue to serve on the investment team for American Century Growth, a fund she's co-managed since 1997.

     In her new role, Goodwin manages the teams responsible for the Growth, Select, Ultra, Vista, Giftrust, Heritage, New Opportunities, Life Sciences and Technology funds. She also joins the Investment Oversight Committee, a group of senior executives who monitor the performance of the company's equity and fixed income disciplines.

     In other corporate news, we chose to share the chairman of the board responsibilities and also named American Century President William M. Lyons chief executive officer, giving him ultimate management responsibility for the entire company.

     These changes strengthen the leadership of our investment management area and allow us to pursue additional worthwhile endeavors. For example, Jim Stowers III will focus more on product innovation (in particular, our earnings-acceleration screening system to build the next generation of portfolio management technologies). However, his first priority will be continuing involvement on the investment teams responsible for the Ultra and Veedot Funds.

     We appreciate your continued confidence in American Century.

Sincerely,

/signature/                             /signature/
James E. Stowers, Jr.                   James E. Stowers III
Founder and Chairman of the Board       Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3

VEEDOT
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Top Five Industries ....................................................    6
   Types of Investments ...................................................    7
   Schedule of Investments ................................................    8

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
   Statements .............................................................   13
   Financial Highlights ...................................................   16
   Independent Auditors'
      Report ..............................................................   18

OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Portfolio Managers ..................................................   20
   Glossary ...............................................................   21


                                                  www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* 2000 has presented investors with two very different stock markets. Until March 10, investors seemed interested only in "TMT" stocks--those of technology, media, and telecommunications companies. The Nasdaq sprinted ahead 24%, buoyed by corporate technology spending, a wave of foreign money moving into U.S. stocks, and investor enthusiasm for any company with a ".com" at the end of its name. If you had anything to do with the Internet, it seemed, no price was too high for your shares.

* Since then, though, investors have been painfully reminded that earnings do matter. Equity valuations across technology have fallen, as evidenced by the Nasdaq's 33% decline from its March high. A newfound focus on valuations and earnings has resulted in a broadening of the market across company size, style, and sector. That broadening, though, has been accompanied by rising volatility that is well above the historical averages for the S&P 500 and the Nasdaq.

VEEDOT

* Veedot gained 18.40% since its inception on November 30, 1999. It outperformed its benchmark, the Wilshire 5000 Index, which gained just 4.68% during the same time frame.

* The fund's technology holdings contributed the most to performance. Within this sector, Veedot's heavy weighting in electrical equipment providers proved to be an advantage. The fund's substantial stake in semiconductor firms also added significantly to returns.

* Veedot also benefited from its health care holdings, particularly during the latter half of the period. Strong security selection among medical products and suppy firms and pharmaceutical companies had a positive impact.

* Retailers detracted the most from performance, as investors grew increasingly concerned about the effects of a slowing economy. The fund's relatively small position in this industry helped soften the impact.

[left margin]


                               VEEDOT(1)
                                (AMVIX)

       TOTAL RETURNS:                         AS OF 10/31/00
          6 Months                                   -12.43%(2)
          Since Inception                             18.40%(2)
       INCEPTION DATE:                              11/30/99
       NET ASSETS:                            $364.3 million(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  Includes Investor and Institutional classes.


Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from James E. Stowers III and C. Kim Goodwin
--------------------------------------------------------------------------------

[photo of C. Kim Goodwin and James E. Stowers III]

C. Kim Goodwin and James E. Stowers III, co-chief investment officers, U.S. growth equities

     2000 has challenged equity investors with two very different stock markets. Until March 10, we had what amounted to a one-sector economy as investors heard only the siren song of technology. The Nasdaq sprinted ahead 24%, buoyed by corporate tech spending, a continuing flood of foreign money attracted by a strong U.S. economy, and what could only be called a speculative bubble. Many said we had crossed into a new economy, one highlighted by technology, media, and telecommunications firms. If you had anything to do with the Internet, no price was too high for your shares. Earnings didn't seem to matter either in this new era. You could succeed simply by putting ".com" at the end of your name.

     But bubbles puncture easily. In the face of rising short-term interest rates, skyrocketing energy costs, and a weak euro, the economy and corporate earnings began to slow. From mid-March forward, investors have been reminded that earnings do matter, and it's been a punishing lesson. Equity valuations have fallen, as evidenced by the Nasdaq's more than 33% tumble from its March high--a decline more severe than its earlier drop, as well as those of the Dow Jones Industrial Average, the S&P 500 or the NYSE Composite, during the October 1987 market crash.

     A newfound focus on valuation and earnings has resulted in a broadening of the market across company size, style, and sector. Albeit modestly, smaller companies have outperformed larger companies year-to-date. In addition, value equities have outperformed growth equities so far in 2000 for the first time in six calendar years. Finally, since mid-year, twice as many sectors of the S&P 500 have outperformed the index than in the previous 18 months.

     The trade-off to the market's broadening might be the perpetuation of rising volatility--volatility in the S&P 500 and Nasdaq that is almost twice and more than three times their historical averages, respectively. Combine nearly instant dissemination of information, declining commission costs, recent regulations regarding the flow of information and more than $1.7 trillion in 401(k) and other investor-controlled assets, and you have a recipe for "ready, fire, aim" investing.

     All of this, we think, puts us in a market where the best results will be earned by investors who can identify rapidly growing firms in the early stages of their growth. This is the foundation of the investment strategy that drives Veedot's approach.

[right margin]

"A NEWFOUND FOCUS ON VALUATION AND EARNINGS HAS RESULTED IN A BROADENING OF THE MARKET ACROSS COMPANY SIZE, STYLE, AND SECTOR."

MARKET RETURNS
FOR THE 11 MONTHS ENDED OCTOBER 31, 2000

S&P 500                  3.96%
S&P MIDCAP 400          25.08%
RUSSELL 2000            10.79%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 11 MONTHS ENDED OCTOBER 31, 2000

[data for line chart below]

                 S&P 500 Index     S&P Midcap 400     Russell 2000
11/30/99         $1.00             $1.00              $1.00
12/31/99         $1.06             $1.06              $1.11
 1/31/00         $1.01             $1.03              $1.10
 2/29/00         $0.99             $1.10              $1.28
 3/31/00         $1.08             $1.19              $1.19
 4/30/00         $1.05             $1.15              $1.12
 5/31/00         $1.03             $1.14              $1.05
 6/30/00         $1.05             $1.15              $1.15
 7/31/00         $1.04             $1.17              $1.11
 8/31/00         $1.10             $1.30              $1.19
 9/30/00         $1.04             $1.29              $1.16
10/31/00         $1.04             $1.25              $1.11

Value on 10/31/00
S&P 500           $1.04
S&P MidCap 400    $1.25
Russell 2000      $1.11


                                                  www.americancentury.com     3


Veedot--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF OCTOBER 31, 2000*

                         INVESTOR CLASS                 INSTITUTIONAL CLASS
                      (INCEPTION 11/30/99)               (INCEPTION 8/1/00)

                VEEDOT     WILSHIRE 5000 INDEX     VEEDOT    WILSHIRE 5000 INDEX
6 MONTHS ...... -12.43%          -1.14%              --               --
LIFE OF FUND ..  18.40%           4.68%            -3.27%            0.16%

*Returns for periods less than one year are not annualized.

See pages 19-21 for information about share class, the Wilshire 5000 Index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[data for mountain chart below]

                  Veedot       Wilshire 5000 Index
11/30/1999        $10,000      $10,000
12/31/1999        $11,840      $10,759
 1/31/2000        $11,800      $10,313
 2/29/2000        $15,320      $10,544
 3/31/2000        $14,820      $11,170
 4/30/2000        $13,521      $10,588
 5/31/2000        $12,520      $10,218
 6/30/2000        $13,360      $10,669
 7/31/2000        $12,281      $10,451
 8/31/2000        $13,681      $11,210
 9/30/2000        $13,240      $10,694
10/31/2000        $11,840      $10,468

$10,000 investment made 11/30/99

Value on 10/31/00
Wilshire 5000 Index         $10,468
Veedot                      $11,840

The graph at left shows the growth of a $10,000 investment in the fund over the life of the fund. The Wilshire 5000 Index is provided for comparison in each graph. Veedot's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Wilshire 5000 Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


4     1-800-345-2021


Veedot--Q&A
--------------------------------------------------------------------------------

[photo of Jim Stowers III and John Small, Jr.]

     An interview with Jim Stowers III and John Small, Jr., portfolio managers on the Veedot investment team.

HOW DID VEEDOT PERFORM FOR THE 11 MONTHS ENDED OCTOBER 31, 2000?

     Before addressing performance, we'd like to take this opportunity to welcome new investors to the fund. With nearly a year of performance under Veedot's belt, we are pleased with how well the fund's methodology and investment approach have served investors. Since its inception on November 30, 1999, the fund has gained 18.40%, dramatically outperforming its benchmark, the Wilshire 5000 Index, which gained just 4.68% during the same time frame.*

BEFORE DISCUSSING VEEDOT'S PERFORMANCE IN DETAIL, WILL YOU PROVIDE A REFRESHER ON HOW THE FUND IS MANAGED?

     Veedot shares the same investment objective as American Century's other aggressive equity funds -- to seek long-term investment returns by investing in companies whose earnings and revenues are growing at an accelerating rate. However, the fund's investment strategy is quite different, and it's important that investors understand our approach.

     To find accelerating firms, we rely on American Century's proprietary database that screens approximately 12,000 stocks. It tracks companies of all sizes, without regard to sector, industry, or geographical location, and filters out those that best meet the fund's fundamental investment criteria of accelerating earnings and/or revenues. We then apply technical analysis--the study of a stock's historical price pattern--to help identify companies in the early stages of their growth. Our goal is to own companies when their growth is the most dramatic.

     What's important about this strategy is that it relies on a very systematic, repeatable discipline. We focus only on a stock's fundamental data and its historical response to investor behavior, so we're never influenced by qualitative or speculative input. We're interested in a company's earnings and revenue acceleration and its past and current stock performance. We are less concerned with what product a company makes or how it is managed. The firm simply has to meet our strict fundamental and technical criteria.

WHAT CONTRIBUTED TO VEEDOT'S STRONG  PERFORMANCE?

     Because emotion and opinion are not part of our process, no sectors or industries are favored. However, our process automatically identifies market trends and helps point us toward the fastest growing areas. We quickly adjust our holdings to gain exposure to the best performing companies in the growing areas.

     Our heaviest stake was in technology stocks, which represented approximately one-fourth of Veedot's investments as of October 31.

     Within technology, electrical equipment stocks added substantial value.


* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE FOCUS ONLY ON A STOCK'S FUNDAMENTAL DATA AND ITS HISTORICAL RESPONSE TO INVESTOR BEHAVIOR, SO WE'RE NEVER INFLUENCED BY QUALITATIVE OR SPECULATIVE INPUT."

PORTFOLIO AT A GLANCE
                                               10/31/00           4/30/00
NO. OF COMPANIES                                  99                173
P/E RATIO                                        38.8              40.6
MEDIAN MARKET                                    $8.02             $5.33
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $33.7             $36.0
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                               250%(1)           84%(2)
EXPENSE RATIO (FOR
   INVESTOR CLASS)                              1.50%(3)          1.50%(3)

(1)        For the period from 11/30/99 to 10/31/00.

(2)        For the period from 11/30/99 to 4/30/00.

(3)        Annualized.


Investment terms are defined in the Glossary on pages 21-22.


                                                  www.americancentury.com     5


Veedot--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

Our discipline proved particularly effective here, leading us to invest heavily in the area which produced the highest return within the technology group. Semiconductor firms represented a significant percentage of investments and were top performers, as well.

     Although technology stocks have been a source of strength for Veedot, the lion's share of the sector's performance was gained during the first four months of the fund's operation. Since March, technology stocks in general have been correcting. As the group slowed, our disciplined process led us to rotate away from technology and into more attractive areas with fundamental acceleration. Technology stocks still represent a good portion of the portfolio, but Veedot's stake in this sector is substantially smaller than it was at the time of our last report, when technology stocks represented approximately 49% of investments.

WHICH AREAS OUTSIDE OF TECHNOLOGY ADDED TO PERFORMANCE?

     Veedot's methodology pointed us to several compelling opportunities in health care. This sector contributed significantly, particularly during the latter half of our reporting period. As investors fled technology stocks in search of other opportunities, they found health care stocks attractive. Our process identified that these companies were strengthening. This led us to increase our exposure here. Strong security selection among medical products and supplies firms and pharmaceutical companies, particularly specialty pharmaceuticals and biotech companies, had a positive impact; several firms in these industries made Veedot's list of top contributors.

     Utility stocks also gained during the period. Some investors have suggested that the use of the Internet has increased the demand for high-quality, uninterrupted power against an insufficient supply of electricity. While this group did not represent a large percentage of investments, our methodology uncovered some of the most promising electrical utility companies.

     The market also found favor with financial firms. This was another area that strengthened during the latter half of our reporting period, as investors looked outside of technology. Here, a favorable interest-rate environment and improving fundamentals could be what investors found attractive. Again, our discipline recognized this, and we increased our exposure to this sector. Veedot's exposure to property and casualty insurance companies added the most value, with additional strength from financial services firms and thrifts.

     Energy companies (energy reserves and production companies and oil services firms), which accounted for about 15% of investments at the end of the period, also met with investor approval, particularly in the second half of Veedot's fiscal year. The fund's investments in this group proved beneficial, thanks to attractive commodity prices.


[left margin]

TOP TEN HOLDINGS
                                                % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                              10/31/00             4/30/00

LOCKHEED MARTIN CORP.                           2.6%                 --
OXFORD HEALTH
     PLANS, INC.                                2.0%                 --
FEDERAL HOME LOAN
     MORTGAGE CORP.                             1.8%                 --
ALLSTATE CORP.                                  1.7%                 --
SUN MICROSYSTEMS,
     INC.                                       1.6%                 1.2%
NETWORK APPLIANCES,
     INC.                                       1.6%                 --
EQUIFAX, INC.                                   1.6%                 --
EMC CORP. (MASS.)                               1.5%                 0.4%
CIENA CORP.                                     1.5%                 0.8%
PHILIP MORRIS
     COMPANIES INC.                             1.5%                 --

TOP FIVE INDUSTRIES

                                                 % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                              10/31/00             4/30/00

OIL SERVICES                                   11.8%               10.5%
MEDICAL PROVIDERS
     & SERVICES                                 7.7%                --
ELECTRICAL EQUIPMENT                            7.5%               20.7%
DRUGS                                           6.8%                2.6%
FINANCIAL SERVICES                              6.1%                1.8%


6         1-800-345-2021


Veedot--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHICH HOLDINGS WERE DISAPPOINTING?

     The weakest area of Veedot's portfolio was consumer cyclicals, primarily retailers. Our holdings in specialty, clothing and department stores declined, as investors grew increasingly concerned about the effects of a slowing economy. While our exposure to this sector weighed on performance, our relatively small position helped mitigate damage.


WHAT'S YOUR OUTLOOK FOR VEEDOT?

     As we've seen this year, investor preference can suddenly shift from one sector of the market to another, from one investment style to another, and jump between capitalization ranges. Our approach automatically leads us to acceleration, wherever it occurs. We believe this strategy will enable Veedot to be in the right place at the right time, in the best possible position to benefit from the market's most exciting growth opportunities.

[right margin]

"AS WE'VE SEEN THIS YEAR, INVESTOR PREFERENCE CAN SUDDENLY SHIFT FROM ONE SECTOR OF THE MARKET TO ANOTHER, FROM ONE INVESTMENT STYLE TO ANOTHER, AND JUMP BETWEEN CAPITALIZATION RANGES."

TYPES OF INVESTMENTS IN THE PORTFOLIO

                                                        AS OF OCTOBER 31, 2000
* COMMON STOCKS                                                 90.0%
* TEMPORARY CASH INVESTMENTS                                    10.0%

[pie chart]

                                                          AS OF APRIL 30, 2000
* COMMON STOCKS                                                 97.0%
* TEMPORARY CASH INVESTMENTS                                     3.0%

[pie chart]


                                                  www.americancentury.com     7


Veedot--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                                                           Value
--------------------------------------------------------------------------------

COMMON STOCKS - 90.1%

ALCOHOL -- 1.0%
         60,000  Brown-Forman Corp. Cl B                      $    3,652,500
                                                           --------------------

APPAREL & TEXTILES -- 0.6%
         120,000  Quiksilver, Inc.(1)                              2,295,000
                                                           --------------------

BANKS -- 4.0%
          62,000  Bank of New York Co., Inc. (The)                3,568,875
          90,000  Citigroup Inc.                                  4,736,250
          20,000  National Commerce Bancorporation                  425,625
          20,000  Northern Trust Corp.                            1,705,625
          50,000  SouthTrust Corp.                                1,620,313
          50,000  Zions Bancorporation                            2,875,000
                                                           --------------------
                                                                 14,931,688
                                                           --------------------

COMPUTER HARDWARE & BUSINESS
MACHINES -- 5.7%
          65,000  EMC Corp. (Mass.)(1)                            5,789,063
          50,000  Network Appliances, Inc.(1)                     5,951,563
          70,000  Palm Inc.(1)                                    3,751,563
          55,000  Sun Microsystems, Inc.(1)                       6,096,405
                                                           --------------------
                                                                 21,588,594
                                                           --------------------

COMPUTER SOFTWARE -- 1.0%
          10,000  Mercury Interactive Corp.(1)                    1,109,688
          25,000  Siebel Systems, Inc.(1)                         2,623,437
                                                           --------------------
                                                                  3,733,125
                                                           --------------------

CONSTRUCTION & REAL PROPERTY -- 0.6%
         125,000  Catellus Development Corp.(1)                   2,273,438
                                                           --------------------

CONSUMER DURABLES -- 0.2%
          70,000  Pier 1 Imports, Inc.                              927,500
                                                           --------------------

DEFENSE/AEROSPACE -- 4.7%
          80,000  Boeing Co.                                      5,425,000
         270,000  Lockheed Martin Corp.                           9,679,500
          70,000  Precision Castparts Corp.                       2,642,500
                                                           --------------------
                                                                 17,747,000
                                                           --------------------

DEPARTMENT STORES -- 0.7%
          50,000  Kohl's Corp.(1)                                 2,709,375
                                                           --------------------

DRUGS -- 6.8%
          75,000  American Home Products Corp.                    4,762,499
         100,000  Arqule Inc.(1)                                  2,318,750
          30,000  Enzon, Inc.(1)                                  2,136,563
          20,000  Forest Laboratories, Inc. Cl A(1)               2,650,000
         100,000  ICN Pharmaceuticals, Inc.                       3,806,250
          50,000  King Pharmaceuticals, Inc.(1)                   2,240,625
          50,000  Merck & Co., Inc.                               4,496,874
          55,000  Teva Pharmaceutical Industries
                     Ltd. ADR                                     3,253,594
                                                           --------------------
                                                                 25,665,155
                                                           --------------------


Shares                                                           Value
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 7.5%
          15,000  Amphenol Corp. Cl A(1)                     $      963,750
          70,000  Catapult Communications Corp.(1)                  844,375
          45,000  Celestica Inc.(1)                               3,234,375
          54,000  CIENA Corp.(1)                                  5,675,062
         120,000  Flextronics International Ltd. ADR(1)           4,556,250
          20,000  Jabil Circuit, Inc.(1)                          1,141,250
          85,000  Merix Corp.(1)                                  3,971,094
          25,000  Newport Corp.                                   2,844,531
          45,000  Sanmina Corp.(1)                                5,145,468
                                                           --------------------
                                                                 28,376,155
                                                           --------------------

ELECTRICAL UTILITIES -- 3.8%
         105,000  American Electric Power                         4,357,500
          60,000  Calpine Corp.(1)                                4,736,250
          70,000  Dynegy Inc. Cl A                                3,241,875
          50,000  Reliant Energy, Inc.                            2,065,625
                                                           --------------------
                                                                 14,401,250
                                                           --------------------

ENERGY RESERVES & PRODUCTION -- 2.6%
          40,950  Anadarko Petroleum Corp.                        2,622,848
          50,000  Apache Corp.                                    2,765,625
          40,000  Enron Corp.                                     3,282,500
         100,000  Pioneer Natural Resources Co.(1)                1,306,250
                                                           --------------------
                                                                  9,977,223
                                                           --------------------

FINANCIAL SERVICES -- 6.1%
          90,000  American Express Co.                            5,400,000
          90,000  Countrywide Credit Industries, Inc.             3,369,375
         170,000  Equifax Inc.                                    5,865,000
         115,000  Federal Home Loan Mortgage
                    Corporation                                   6,900,000
          30,000  General Electric Co. (U.S.)                     1,644,375
                                                           --------------------
                                                                 23,178,750
                                                           --------------------

INDUSTRIAL SERVICES -- 1.6%
          20,000  Cintas Corp.                                      926,875
          90,000  Education Management
                     Corporation(1)                               2,787,188
          75,000  Hanover Compressor Company(1)                   2,446,875
                                                           --------------------
                                                                  6,160,938
                                                           --------------------

INFORMATION SERVICES -- 1.3%
          73,000  Automatic Data Processing, Inc.                 4,767,813
                                                           --------------------

INTERNET -- 1.8%
          15,000  Ariba, Inc.(1)                                  1,895,156
          25,000  Juniper Networks, Inc.(1)                       4,880,469
                                                           --------------------
                                                                  6,775,625
                                                           --------------------

LIFE & HEALTH INSURANCE -- 2.1%
          85,000  Lincoln National Corp.                          4,111,875
          35,000  United HealthCare Corp.                         3,828,125
                                                           --------------------
                                                                  7,940,000
                                                           --------------------

MEDIA -- 1.0%
          90,000  Comcast Corp. Cl A(1)                           3,664,688
                                                           --------------------


8         1-800-345-2021                      See Notes to Financial Statements


Veedot--Schedule of Investments
--------------------------------------------------------------------------------

OCTOBER 31, 2000

Shares                                                           Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.0%
         100,000  Abbott Laboratories                        $    5,281,250
          45,000  PE Corp-PE Biosystems Group                     5,265,000
         100,000  STERIS Corp.(1)                                 1,500,000
          40,000  Waters Corp.(1)                                 2,902,500
                                                           --------------------
                                                                 14,948,750
                                                           --------------------

MEDICAL PROVIDERS & SERVICES -- 7.7%
         100,000  HCA - The Healthcare Co.                        3,993,750
         400,000  HEALTHSOUTH Corp.(1)                            4,799,999
          30,000  Laboratory Corporation of America
                     Holdings(1)                                  4,046,250
          75,000  LifePoint Hospitals Inc.(1)                     2,920,313
         225,000  Oxford Health Plans, Inc.(1)                    7,586,718
         100,000  Tenet Healthcare Corp.                          3,931,250
          15,000  Wellpoint Health Networks Inc.(1)               1,754,063
                                                           --------------------
                                                                 29,032,343
                                                           --------------------

MINING & METALS -- 0.2%
          30,000  Carpenter Technology Corp.                        930,000
                                                           --------------------

OIL SERVICES -- 11.8%
          85,000  Baker Hughes Inc.                               2,921,875
         130,000  Ensco International Inc.                        4,322,500
         110,000  Global Marine Inc.(1)                           2,915,000
          90,000  Nabors Industries, Inc.(1)                      4,580,999
         125,000  National-Oilwell, Inc.(1)                       3,656,250
         110,000  Noble Drilling Corp.(1)                         4,571,875
          85,000  Patterson Energy, Inc.(1)                       2,382,656
         165,000  Pride International Inc.(1)                     4,176,563
         180,000  R&B Falcon Corp.(1)                             4,500,000
          90,000  Sante Fe International                          3,285,000
          45,000  Schlumberger Ltd.                               3,425,625
         180,000  UTI Energy Corp.(1)                             3,611,250
                                                           --------------------
                                                                 44,349,593
                                                           --------------------

PROPERTY & CASUALTY INSURANCE -- 4.0%
         104,000  Ace, Ltd.                                       4,082,000
         160,000  Allstate Corp.                                  6,440,000
          10,000  American International Group, Inc.                980,000
          35,000  Progressive Corp. (Ohio)                        3,438,750
                                                           --------------------
                                                                 14,940,750
                                                           --------------------

SEMICONDUCTOR -- 4.5%
          25,000  Elantec Semiconductor Inc.(1)                   2,783,594
          94,000  Exar Corp.(1)                                   4,203,562
          60,000  Linear Technology Corp.                         3,871,875
          25,000  Maxim Integrated Products, Inc.(1)              1,657,031
          35,000  NVIDIA Corp.(1)                                 2,171,094
           5,000  SDL, Inc.(1)                                    1,295,469
          18,000  Veeco Instruments Inc.(1)                       1,193,063
                                                           --------------------
                                                                 17,175,688
                                                           --------------------

Shares                                                             Value
--------------------------------------------------------------------------------

TELEPHONE -- 1.0%
         100,000  CenturyTel Inc.                             $   3,850,000
                                                           --------------------

THRIFTS -- 1.8%
          90,000  Golden State Bancorp Inc.                       2,351,250
         100,000  Washington Mutual, Inc.                         4,400,000
                                                           --------------------
                                                                  6,751,250
                                                           --------------------

TOBACCO -- 1.5%
         150,000  Philip Morris Companies Inc.                    5,493,750
                                                           --------------------

TRUCKING, SHIPPING & AIR FREIGHT -- 0.5%
         275,000  OMI Corp.(1)                                    1,907,813
                                                           --------------------

TOTAL COMMON STOCKS                                             340,145,754
                                                           --------------------

   (Cost $296,902,081)
===============================================================================

 TEMPORARY CASH INVESTMENTS -- 9.9%

    Repurchase Agreement, B.A. Security Services,
       (U.S. Treasury obligations), in a joint trading
       account at 6.50%, dated 10/31/00,
       due 11/1/00 (Delivery value $17,603,178)                  17,600,000

    Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 6.50%, dated 10/31/00,
       due 11/1/00 (Delivery value $2,300,415)                    2,300,000

    Repurchase Agreement, Deutsche Bank AG,
       (U.S. Treasury obligations), in a joint trading
       account at 6.51%, dated 10/31/00,
       due 11/1/00 (Delivery value $17,603,183)                  17,600,000
                                                           --------------------

TOTAL TEMPORARY CASH INVESTMENTS                                 37,500,000
                                                           --------------------
    (Cost $37,500,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                          $377,645,754
                                                           ====================
    (Cost $334,402,081)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)   Non-income producing.


See Notes to Financial Statements                 www.americancentury.com     9


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

OCTOBER 31, 2000

ASSETS

Investment securities, at value
   (identified cost of $334,402,081) (Note 3) ..................  $377,645,754

Receivable for investments sold ................................    16,482,170

Dividends and interest receivable ..............................        90,036
                                                                ----------------
                                                                   394,217,960
                                                                ----------------

LIABILITIES

Disbursements in excess of demand deposit cash .................       462,033

Payable for investments purchased ..............................    28,942,168

Accrued management fees (Note 2) ...............................       465,945

Payable for directors' fees and expenses .......................           119

Accrued expenses and other liabilities .........................           170
                                                                ----------------

                                                                    29,870,435
                                                                ----------------

Net Assets .....................................................  $364,347,525
                                                                ================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ........................  $402,604,623

Accumulated net realized loss on investment transactions .......   (81,500,771)

Net unrealized appreciation on investments (Note 3) ............    43,243,673
                                                                ----------------
                                                                  $364,347,525
                                                                ================

Investor Class, $0.01 Par Value

Net assets .....................................................  $352,129,933

Shares outstanding .............................................    59,435,835

Net asset value per share ......................................         $5.92

Institutional Class, $0.01 Par Value

Net assets .....................................................   $12,217,592

Shares outstanding .............................................     2,062,377

Net asset value per share ......................................         $5.92


10         1-800-345-2021                     See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

NOVEMBER 30, 1999 (INCEPTION) THROUGH OCTOBER 31, 2000

INVESTMENT LOSS

Income:

Interest .......................................................    $  708,017

Dividends (net of foreign taxes withheld of $2,563) ............       894,191
                                                                ----------------
                                                                     1,602,208
                                                                ----------------

Expenses (Note 2):

Management fees ................................................     4,153,858

Directors' fees and expenses ...................................         1,327
                                                                ----------------
                                                                     4,155,185
                                                                ----------------

Net investment loss ............................................    (2,552,977)
                                                                ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized loss on investments ...............................    (81,505,097)

Change in net unrealized appreciation on investments ...........     43,243,673
                                                                ----------------

Net realized and unrealized loss on investments ................    (38,261,424)
                                                                ----------------

Net Decrease in Net Assets Resulting from Operations ...........   $(40,814,401)
                                                                ================


See Notes to Financial Statements                 www.americancentury.com     11


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the current reporting period. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the period), income and capital gain distributions, and shareholder investments and redemptions.

NOVEMBER 30, 1999 (INCEPTION) THROUGH OCTOBER 31, 2000

Increase in Net Assets:

                                                                       2000
OPERATIONS

Net investment loss ............................................  $  (2,552,977)

Net realized loss on investment transactions ...................    (81,505,097)

Change in net unrealized appreciation on investments ...........     43,243,673
                                                                ----------------
Net decrease in net assets resulting from operations ...........    (40,814,401)
                                                                ----------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital share transactions .....    405,161,926
                                                                ----------------
Net increase in net assets .....................................    364,347,525


NET ASSETS

Beginning of period ............................................             --
                                                                ----------------

End of period ..................................................   $364,347,525
                                                                ================


12        1-800-345-2021                       See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Veedot Fund (the fund) is one of the fourteen series of funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is to seek long-term capital growth by investing primarily in common stocks that management believes to have better than average prospects for appreciation. The fund generally invests in companies with small, medium, and large market capitalization. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America; these policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Investor Class commenced on November 30, 1999 and sale of the Institutional Class commenced on August 1, 2000. Sale of the Advisor Class had not commenced as of October 31, 2000.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. treasury or agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At October 31, 2000, accumulated net realized capital loss carryovers for federal income tax purposes of $80,643,875 (expiring in 2008) may be used to offset future taxable realized gains.


                                                  www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month.

  The annual management fee schedule for each class of shares is as follows:

                                       INVESTOR CLASS    INSTITUTIONAL CLASS

FUND AVERAGE NET ASSETS
First $500 million ........................ 1.50%               1.30%
Next $500 million ......................... 1.45%               1.25%
Over $1 billion ........................... 1.40%               1.20%

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the period November 30, 1999 through October 31, 2000, were $1,091,123,651 and $712,689,876, respectively.

    On October 31, 2000, accumulated net unrealized appreciation was $42,386,778, based on the aggregate cost of investments for federal income tax purposes of $335,258,976, which consisted of unrealized appreciation of $47,044,027 and unrealized depreciation of $4,657,249.


14    1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                 SHARES            AMOUNT

INVESTOR CLASS

Shares Authorized ...........................  200,000,000
                                             ================

Period ended October 31, 2000(1)

Sold ........................................   66,227,887     $435,831,005

Redeemed ....................................   (6,792,052)     (43,302,091)
                                             ---------------  ---------------
Net increase ................................   59,435,835     $392,528,914
                                             ===============  ===============

INSTITUTIONAL CLASS

Shares Authorized ...........................   50,000,000
                                             ===============

Period ended October 31, 2000(2)

Sold ........................................    2,371,854      $14,620,245

Redeemed ....................................     (309,477)     (1,987,233)
                                             ---------------  ---------------
Net increase ................................    2,062,377      $12,633,012
                                             ===============  ===============

(1)  November 30, 1999 (inception) through October 31, 2000.

(2)  August 1, 2000 (commencement of sale) through October 31, 2000.


                                              www.americancentury.com      15


Veedot--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net investment income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Investor Class

                                                                      2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .............................      $5.00
                                                                  -------------
Income From Investment Operations

  Net Investment Loss(2) .........................................      (0.06)

  Net Realized and Unrealized Gain
     on Investment Transactions ..................................       0.98
                                                                  -------------
  Total From Investment Operations ...............................       0.92
                                                                  -------------
Net Asset Value, End of Period ...................................      $5.92
                                                                  =============
  Total Return(3) ................................................      18.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ................    1.50%(4)

Ratio of Net Investment Loss to Average Net Assets ...............  (0.92)%(4)

Portfolio Turnover Rate ..........................................       250%

Net Assets, End of Period (in thousands) .........................   $352,130

(1)  November 30, 1999 (inception) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


16        1-800-345-2021                      See Notes to Financial Statements


Veedot--Financial Highlights
--------------------------------------------------------------------------------

                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                  Institutional
                                                                       Class

                                                                      2000(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .............................       $6.12
                                                                 ---------------
Income From Investment Operations

  Net Investment Loss(2) .........................................       (0.01)

  Net Realized and Unrealized
  Loss on Investment Transactions ................................       (0.19)
                                                                 ---------------
  Total From Investment Operations ...............................       (0.20)
                                                                 ---------------
Net Asset Value, End of Period ...................................       $5.92
                                                                 ===============
  Total Return (3) ...............................................       (3.27)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............................................      1.30%(4)

Ratio of Net Investment Loss
to Average Net Assets ............................................    (0.52)%(4)

Portfolio Turnover Rate ..........................................       250%(5)

Net Assets, End of Period (in thousands) .........................       $12,218

(1)  August 1, 2000 (commencement of sale) through October 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period November 30, 1999
     (inception of fund) through October 31, 2000.


See Notes to Financial Statements               www.americancentury.com       17


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Mutual Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund (the "Fund"), one of the funds comprising American Century Mutual Funds, Inc., as of October 31, 2000, and the related statements of operations and changes in net assets for the period November 30, 1999 (inception) through October 31, 2000, and the financial highlights for the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Century Veedot Fund as of October 31, 2000, the results of its operations and the changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 8, 2000


18     1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the funds: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                  www.americancentury.com    19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers more than a dozen growth funds including domestic equity specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies

     AMERICAN CENTURY VEEDOT is a non-diversified fund, which uses a systematic, highly disciplined investment process, relying heavily on quantitative tools to identify attractive investment opportunities. It is designed to identify companies, regardless of size or industry type, whose growth is accelerating and whose share price patterns suggest their stocks are likely to increase in value

     Due to the sector focus of this fund, it may experience greater volatility than funds with a broader investment strategy. It is not intended to serve as a complete investment program by itself.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The WILSHIRE 5000 TOTAL MARKET INDEX measures the performance of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 base is its December 31, 1980 capitalization of $1,404,596 billion. Therefore, the index is an excellent approximation of dollar changes in the U.S. equity market. The Wilshire 5000 is the best measure of the entire U.S. stock market.

[left margin]

PORTFOLIO MANAGERS

  Veedot
------------------------------------
       JIM STOWERS III
       JOHN SMALL, JR.


20    1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-17.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.0 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.3 billion and $9.0 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                                  www.americancentury.com    21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.3 billion. This is Lipper's market capitalization breakpoint as of October 31, 2000 although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


22    1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                  www.americancentury.com    23


Notes
--------------------------------------------------------------------------------


24    1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Target 2000*                       Municipal
   Short-Term Government           Intermediate-Term Tax-Free
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon. Target 2000 will close on December 15, 2000. The fund closed to new investors on 10/1/2000, and will no longer accept investments from current shareholders beginning 11/01/2000.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[graphic of runners]

WHO WE ARE

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUTUAL FUNDS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

-------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                     AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0012                              American Century Investment Services, Inc.
SH-ANN-23037                      (c)2000 American Century Services Corporation